UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-22486

GPS Funds II

(Exact name of registrant as specified in charter)

1655 Grant Street, 10th Floor

Concord, CA 94520

(Address of principal executive offices) (Zip code)

Patrick Young

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

(Name and address of agent for service)

800-664-5345

Registrant’s telephone number, including area code

Date of fiscal year end: March 31, 2021

Date of reporting period: April 1, 2020 through March 31, 2021

Item 1. Reports to Stockholders.

(a)

GuideMark® Funds

GuidePath® Funds

Investment Advisor

AssetMark, Inc.

ANNUAL REPORT

March 31, 2021

GUIDEMARK® LARGE CAP CORE FUND

GUIDEMARK® EMERGING MARKETS FUND

GUIDEMARK® SMALL/MID CAP CORE FUND

GUIDEMARK® WORLD EX-US FUND

GUIDEMARK® CORE FIXED INCOME FUND

GUIDEPATH® GROWTH ALLOCATION FUND

GUIDEPATH® CONSERVATIVE ALLOCATION FUND

GUIDEPATH® TACTICAL ALLOCATION FUND

GUIDEPATH® ABSOLUTE RETURN ALLOCATION FUND

GUIDEPATH® MULTI-ASSET INCOME ALLOCATION FUND

GUIDEPATH® FLEXIBLE INCOME ALLOCATION FUND

GUIDEPATH® MANAGED FUTURES STRATEGY FUND

GUIDEPATH® CONSERVATIVE INCOME FUND

GUIDEPATH® INCOME FUND

GUIDEPATH® GROWTH AND INCOME FUND

May 28, 2021

Dear Shareholder:

Enclosed is the Annual Report for the GuideMark® and GuidePath® Funds covering the period from April 1, 2020 to March 31, 2021.

Market Review

The 12-month reporting period covered quite an extraordinary market environment. Following the bottom of the market crash on March 23, 2020, for the 12-month period ended March 31, 2021, the S&P 500® Index (the “S&P 500®”) saw a return of 56.4%, which ranked in the top five 12-month returns for the index since 1925.1 During the reporting period, the US equity market was strengthened by extensive support from the Federal Reserve and fiscal stimulus measures along with the economy starting to reopen with the development of COVID-19 vaccines. Emerging markets posted the strongest returns for the one-year period at 58.9%, benefiting from a weaker US dollar and the pickup in economic activity.2 International developed markets lagged behind US and emerging markets, returning 45.2% for the year due to slower economic activity in light of ongoing headwinds from the pandemic.3

While gains across many economic sectors helped lift the returns of the S&P 500® over the one year period, returns were very uneven and included a significant rotation half way through the year in terms of market leadership. For the first six months of the reporting period, a handful of technology stocks were the major drivers of the returns of the US equity market. The group of companies that has been coined ‘FANAMA’ – Facebook, Amazon, Netflix, Apple, Microsoft and Alphabet (Google’s parent company) – comprised over 20% of the S&P 500® but contributed over 30% to its return during the six-month period.4 For the last six months of the period, however, market leadership broadened as economically sensitive sectors and industries that had fallen the most in the pandemic-related market crash started to rally strongly. Market leadership rotated into the energy and financial sectors during the six months ended March 31, 2021. Energy and financials returned 67.2% and 42.9% respectively over the six-month period ending March 31, 2021, compared to the S&P 500® return of 19.1%, with first half market leaders technology and consumer discretionary returning 14.0% and 11.4% respectively for the same period.5

Not only did we see the shift in market leadership from growth to value in the second half of the reporting period, we also saw a shift in market favor from large-caps to small-caps. Value outperformed growth by over 13 percentage points for the last six months of the period, having trailed growth by over 20 percentage points in the first six months of the period.6 Small-caps trailed large caps by 5 percentage points in the six months ended September 30, 2020 but outperformed by over 35 percentage points in the six months ended March 31, 2021.7 The wide margin between small caps and large caps in the six months ended March 31, 2021 was the largest on record since 1994.8

Real Estate Investment Trusts (REITs) struggled for much of the period relative to the broad US market, but rallied strongly in the first quarter of 2021, returning 8.3% compared to the 6.2% return of the S&P 500® for the same period.9 The rapid rise in interest rates helped lift the returns of this bond-proxy sector for the quarter. Commodities outperformed the bond markets over the one-year period, with a return of 35.0%, but trailed the equity market.10 Along with energy and petroleum, metals were a large driver of commodities returns for the year, with precious metals leading the way in the first six-months of the period as the US dollar weakened and industrial metals leading the way in the second six-month period as economic recovery picked up speed and investors left the yieldless, perceived safe haven of gold.

The bond market started 2021 with one of its worst first quarter returns on record. The rise in bond yields, especially in longer durations, led to negative returns across most bond sectors. The Bloomberg Barclays US Aggregate Bond Index (the “US Aggregate Bond Index”) returned -3.4% for the first quarter of 2021, driven by longer maturity Treasuries, which fell 13.5% for the quarter.11 The first quarter of 2021 marked the worst first quarter for both the US Aggregate Bond Index and long-term Treasuries since 1980. For the full one-year period ending March 31, 2021, the US bond market was just positive with a return of 0.7%, while long Treasuries returned -15.8%. Treasuries and mortgage-backed securities generally weighed on the returns of the US bond market, with a return of -4.4% and -0.1% respectively, while investment-grade corporate bonds returned 8.7% for the one year period.12 Higher returns were found in the less interest-rate sensitive sectors of high-yield corporate bonds and leveraged loans which returned 23.7% and 20.7% respectively for the year.13

[1]	US equities represented by S&P 500® Index.

[2]	Emerging markets represented by MSCI Emerging Markets Index.

[3]	International developed markets represented by the MSCI EAFE Index.

[4]	Source: Standard & Poor’s, Zephyr Style Advisor, AssetMark.

[5]

Consumer discretionary sector represented by S&P 500® Consumer Discretionary (Sector) Index; technology sector represented by S&P 500® Information Technology (Sector) Index; energy sector represented by S&P 500® Energy (Sector) Index; financials sector represented by S&P 500® Financials (Sector) Index.

[6]	Large-cap growth stocks represented by S&P 500® Growth Index; large-cap value stocks represented by S&P 500® Value Index.

[7]	US small cap equities represented by S&P 600® Index; US large cap represented by S&P 500® Index.

[8]	Source: Zephyr Style Advisor

[9]	REITS represented by FTSE NAREIT All Equity REITS.

[10]	Commodities represented by Bloomberg Commodity Index.

[11]	US bonds represented by Bloomberg Barclays US Aggregate Bond Index; long-term US Treasuries represented by Bloomberg Barclays US Long Treasury Index.

[12]

Mortgage backed securities (MBS) represented by Bloomberg Barclays US MBS Index; US Treasuries represented by Bloomberg Barclays US Treasury Index; investment grade bonds represented by Bloomberg Barclays US Corporate Bond Index.

[13]	High-yield corporate bonds represented by Bloomberg Barclays US Corporate High Yield Bond Index; leveraged loans represented by S&P/LSTA Leveraged Loan 100 Index.

Fund Review

Looking across the fund family, 12 of the 15 funds outperformed their benchmarks over the twelve-month period.

Most of the GuideMark® funds outperformed their respective benchmarks during the reporting period. Only two funds trailed their benchmarks. The GuideMark® Large Cap Core Fund and GuideMark® Small/Mid Cap Core Funds both outperformed by fairly wide margins, helped by all three investment factors at different times during the period. The quality and momentum factors benefitted Fund returns in the six months ended September 30, 2020, while the value factor contributed to gains in the six months ended March 31, 2021. The GuideMark® World ex-US Fund and GuideMark® Emerging Markets Fund trailed their respective benchmarks for the period due to the impact of the quality factor. The GuideMark® Core Fixed Income Fund benefited from an underweight allocation to Treasuries relative to its benchmark, favoring corporate bonds and active credit selection, which led to the Fund’s relative outperformance for the period.

All of the GuidePath® allocation funds outperformed their respective benchmarks for the twelve-month period. The funds outperformed generally due exposure to higher-risk assets which rebounded and rallied strongly from the market bottom. GuidePath® Growth Allocation Fund tilted toward small-caps and larger-cap growth while the GuidePath® Conservative Allocation Fund, GuidePath® Flexible Income Fund and GuidePath® Absolute Return Fund all benefited from exposure to credit, especially high-yield, investment-grade, and emerging markets. The GuidePath® Multi-Asset Income Allocation Fund made up significant ground in 2021 from exposure to the highest paying dividend securities and REITs as they rallied. The GuidePath® Tactical Allocation Fund benefited from higher equity exposure relative to its benchmark. The GuidePath® Managed Futures Strategy Fund uses derivatives to implement its investment strategy, specifically futures contracts. Positioning across most asset classes benefitted the Fund’s performance during the year. Long futures positioning within bonds during the first half of the reporting period followed by a shift to a short position by the end of the period coupled with the Fund’s long futures positioning in equities, energy and metals contributed positively to the Fund’s returns for the period.

Of the three GuidePath® income focused funds, only the GuidePath® Growth and Income Fund trailed its benchmark for the reporting period, due to the Fund’s lower risk exposure during the market rally. Emphasis on credit risk and inflation-linked exposure within the GuidePath® Conservative Income and GuidePath® Income Funds benefited returns as interest rates rose over the period, pushing Treasury returns negative and increasing inflation fears .

Looking Ahead

Faster-than-expected-progress vaccinating Americans and $1.9 trillion in COVID-19 relief on top of the already unprecedented relief spending approved by Congress in 2020 further bolstered investor optimism for the rebound of the US economy, which in turn has provided a tailwind for risk assets like equities and a headwind for safe-haven assets like Treasury bonds and gold. Investor anxiety has quickly pivoted from anxiety about deflation to anxiety about inflation. Investors have not really worried about inflation since 2011 and as a result, investors’ expectations for inflation tend be based on the experiences of the late 1970s and early ‘80s. We think today’s circumstances are quite different from those and that any inflation we might experience this time is likely to be short-lived, also known as “transitory”, as it was in 2011. One of investors’ key concerns about inflation is that it will ultimately lead to rising interest rates when the Fed decides it needs to slow growth in order to pre-empt inflation and that rising rates will hurt stock prices. We believe expectations of higher rates to be reasonable, but history suggests that the stock market has a surprising capacity to absorb interest rate increases and still deliver above-average returns.

Please contact your financial advisor to discuss any questions about your investment strategy or changes in your financial goals. We thank you for including the funds in your portfolio and appreciate the trust you have placed in us.

Sincerely,

Carrie E. Hansen

Trustee, Chairperson and President of the Funds

Important Information

All index returns are sourced from Morningstar and Bloomberg. It is not possible to invest directly in any index.

Past performance is no guarantee of future results.

The AssetMark platform provides fee-based investment advisory programs. Investors are advised to refer to the appropriate Disclosure Brochure, which can be obtained from your financial advisor, for a full description of services provided, including all applicable fees.

The prospectus includes additional information about the GuideMark® and GuidePath® Funds including investment objectives, risk factors, fees and charges as well as other important information that should be carefully read and considered before investing. You may obtain a prospectus by contacting your registered representative.

AssetMark, Inc. is an investment advisor registered with the Securities and Exchange Commission. The Principal Underwriter for the GuideMark® and GuidePath® Funds is AssetMark Brokerage™, LLC, a member of the Financial Industry Regulatory Authority, Inc. AssetMark Brokerage™, LLC is an affiliate of AssetMark, Inc. and shares its address. ©2021 AssetMark, Inc. All rights reserved.

Investment Terms

Market Capitalization or Market Cap refers to the total value of an issuer’s outstanding shares of stock. It is calculated by multiplying the price of a stock by its total number of outstanding shares.

Small Cap stocks generally refer to shares of companies with a market cap between $300 million and $2 billion.

Mid Cap stocks generally refer to shares of companies with a market cap between $2 billion and $10 billion.

Large Cap stocks generally refer to shares of companies with a market cap of $10 billion or greater.

Mega Cap stocks generally refer to shares of companies with market caps well above the rest of the market, generally $200 billion and greater.

Investment Factors:

Value refers to how attractively a stock is priced relative to its “fundamentals,” such as book value and free cash flow.

Momentum refers to whether a company’s share price is trending up or down.

Quality refers to profitability.

Volatility is a statistical measure of the dispersion of returns for a given security, market index or portfolio over a period of time. Low volatility means that the value of a security, market index or portfolio stays relatively stable. High volatility means that the value of a security, market index or portfolio experiences rapid increases and dramatic falls and may move erratically.

Inflation is the measure of average prices of a ‘basket’ of consumer goods over time.

Risk refers to the price volatility of an investment, and typically refers to equities or credit-based investments. “Risking” or “de-risking” a portfolio refers to increasing or decreasing the amount of these assets.

Index Definitions

Bloomberg Barclays US Aggregate Bond Index is a broad-based index that measures the investment-grade, US dollar-denominated, fixed rate taxable bond market. The index includes Treasuries, government-related and corporate securities, mortgage-backed securities (agency fixed-rate pass-throughs), asset-backed securities and commercial mortgage-backed securities (agency and non-agency).

Bloomberg Barclays US Corporate High Yield Bond Index measures the US dollar denominated, high yield, fixed-rate corporate bond market. Securities are classified as high yield if the middle rating of Moody’s, Fitch and S&P is Ba1/BB+/BB+ or below. Bonds from issuers with an emerging markets country of risk, based on Barclays’ emerging market country definition, are excluded.

Bloomberg Barclays US Corporate Bond Index measures the performance of the investment-grade, fixed-rate, taxable corporate bond market. It includes US dollar-denominated securities publicly issued by US and non-US industrial, utility and financial issuers.

Bloomberg Barclays US MBS Index tracks fixed-rate agency mortgage backed pass-through securities guaranteed by Ginnie Mae (GNMA), Fannie Mae (FNMA), and Freddie Mac (FHLMC). The index is constructed by grouping individual “to-be-announced” deliverable mortgage-backed security pools into aggregates or generics based on program, coupon and vintage.

Bloomberg Barclays US Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury. Treasury bills are excluded by the maturity constraint.

Bloomberg Barclays US Long Treasury Index measures US dollar-denominated, fixed-rate, nominal debt issued by the US Treasury with 10 years or more to maturity.

Bloomberg Commodity Index is calculated on an excess return basis and reflects commodity futures price movements.

FTSE NAREIT All Equity REITs Index is a free-float adjusted, market capitalization-weighted index of US equity REITs. Constituents of the index include all tax-qualified REITs with more than 50 percent of total assets in qualifying real estate assets other than mortgages secured by real property.

MSCI EAFE (Europe, Australasia, Far East) Index is an equity index which captures large and mid-cap representation across developed markets countries around the world, excluding the US and Canada.

MSCI Emerging Markets Index captures large and mid-cap representation across twenty-six emerging markets countries.

S&P 500® Index focuses on the large-cap segment of the US equity market. It includes 500 leading companies in leading industries of the US economy, capturing approximately 75% coverage of US equities.

S&P 500® Energy (Sector) Index comprises those companies included in the S&P 500® Index that are classified as members of the GICS® energy sector.

S&P 500® Financials (Sector) Index comprises those companies included in the S&P 500® Index that are classified as members of the GICS® financials sector.

S&P 500® Information Technology (Sector) Index comprises those companies included in the S&P 500® Index that are classified as members of the GICS® information technology sector.

S&P 500® Consumer Discretionary (Sector) Index comprises those companies included in the S&P 500® Index that are classified as members of the GICS® consumer discretionary sector.

S&P 500® Growth Index measures growth stocks using three factors: sales growth, the ratio of earnings change to price, and momentum. Constituents are drawn from the S&P 500® Index.

S&P 500® Value Index measures value stocks using three factors: the ratios of book value, earnings, and sales to price. Constituents are drawn from the S&P 500® Index.

S&P 600® Index measures the performance of 600 small-sized companies in the U.S. Constituents generally have a market-cap between $400 million and $1.8 billion and meet criteria designed to ensure they are liquid and financially viable.

S&P/LSTA Leveraged Loan 100 Index is designed to reflect the performance of the largest facilities in the leveraged loan market.

GuideMark® Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2011. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 1000® INDEX – The Russell 1000® Index measures the performance of the large-cap segment of the U.S. equity universe. As of May 8, 2020, the market capitalization of the companies in the Russell 1000® Index ranged from $1.8 billion to $1.4 trillion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Large Cap Core Fund
Service Shares	65.69%	15.04%	11.85%	6.24%
Institutional Shares	66.66%	15.71%	N/A	12.24%
Russell 1000® Index	60.59%	16.66%	13.97%	8.56	%(2)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)	The return shown for the Russell 1000® Index is from the inception date of the Service Shares. The Russell 1000® Index return from the inception date of the Institutional Shares is 13.75%.

GuideMark® Large Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2021, the Fund’s Service Shares returned 65.7%, outperforming the Russell 1000® Index at 60.6%.

•

As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocation to the value factor was a contributor to Fund performance as cheaper stocks significantly outperformed during the latter half of the 12-month period.

•

The Fund saw positive contributions from the quality factor, as well as favorable sector weightings including an overweight allocation to the technology and consumer discretionary sectors and underweight exposure to the energy and financial sectors relative to the benchmark.

•	The momentum factor detracted from Fund results for the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Apple, Inc.	5.07%
2	Microsoft Corp.	4.55%
3	Amazon.com, Inc.	3.37%
4	Vanguard S&P 500 ETF	2.38%
5	Facebook, Inc. – Class A	1.84%
6	Alphabet, Inc. – Class C	1.55%
7	Alphabet, Inc. – Class A	1.54%
8	Johnson & Johnson	1.04%
9	UnitedHealth Group, Inc.	0.92%
10	Intel Corp.	0.84%

The Global Industry Classification Standard (“GICS®”) was developed by and/or is the exclusive property of MSCI, Inc. (“MSCI”) and Standard & Poor’s Financial Services LLC (“S&P”). GICS is a service mark of MSCI and S&P, and has been licensed for use by U.S. Bancorp Fund Services, LLC.

GuideMark® Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2011. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI EMERGING MARKETS INDEX – The MSCI Emerging Markets Index measures the equity market performance of countries considered to represent emerging markets. The emerging market country indices included are: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Russia, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and the United Arab Emirates.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year		Five Year	Ten Year	Since Inception(1)
GuideMark® Emerging Markets Fund
Service Shares	57.85	%(2)	11.43%	9.67%	5.53%
MSCI Emerging Markets Index	58.92%		12.48%	4.02%	10.30%

(1)	Inception date is 6/29/01.

(2)	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

GuideMark® Emerging Markets Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2021, the Fund’s Service Shares returned 57.9%, underperforming the MSCI Emerging Markets Index at 58.9%.

•	As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocation to the quality factor was a detractor from Fund results for the period.

•	The Fund saw positive contributions from the value and momentum factors, as well as favorable sector weightings including an underweight allocation to the financial sector relative to the benchmark.

•	The Fund’s underweight allocation to the momentum factor relative to the benchmark detracted from Fund performance for the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Taiwan Semiconductor Manufacturing Co., Ltd.	5.83%
2	Tencent Holdings, Ltd.	4.92%
3	iShares Core MSCI Emerging Markets ETF	4.84%
4	KraneShares Bosera MSCI China ETF – Class A	4.52%
5	Alibaba Group Holding, Ltd.	4.48%
6	Samsung Electronics Co., Ltd.	3.82%
7	iShares MSCI Saudi Arabia ETF	1.88%
8	Meituan	1.24%
9	Infosys Ltd.	1.11%
10	Vale SA	0.89%

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2011. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

RUSSELL 2500TM INDEX – The Russell 2500TM Index measures the performance of the small- to mid-cap segment of the U.S. equity universe, commonly referred to as “smid” cap. It includes approximately 2,500 of the smallest securities based on a combination of their market cap and current index membership. As of May 10, 2020, the market capitalization of the companies in the Russell 2500TM Index ranged from $95 million to $11.5 billion.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Small/Mid Cap Core Fund
Service Shares	99.76%	16.02%	11.54%	8.74%
Russell 2500TM Index	89.40%	15.93%	12.20%	9.93%

(1)	Inception date is 6/29/01.

GuideMark® Small/Mid Cap Core Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2021, the Fund’s Service Shares returned 99.8%, outperforming the Russell 2500™ Index at 89.4%.

•	As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocation to the quality factor was a contributor to Fund performance for the period.

•

The Fund saw positive contributions from the value factor, as well as favorable sector weightings including an overweight allocation to the consumer discretionary sector and underweight exposure to the financial and real estate sectors relative to the benchmark.

•	The momentum factor detracted from Fund results for the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Extended Market ETF	3.52%
2	Teradyne, Inc.	0.34%
3	Horizon Therapeutics Plc	0.33%
4	Etsy, Inc.	0.32%
5	Monolithic Power Systems, Inc.	0.29%
6	Molina Healthcare, Inc.	0.27%
7	Enphase Energy, Inc.	0.26%
8	Gamestop Corp. – Class A	0.25%
9	HubSpot, Inc.	0.25%
10	Williams Sonoma, Inc.	0.25%

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2011. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI WORLD EX-USA INDEX – The MSCI World ex-USA Index captures large and mid-cap representation across 22 of 23 developed markets countries excluding the U.S. The developed market country indices included are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the United Kingdom.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® World ex-US Fund
Service Shares	45.89%	8.23%	3.83%	3.36%
Institutional Shares(2)	46.72%	9.04%	N/A	4.09%
MSCI World ex-USA Index	46.51%	9.48%	5.73%	6.18	%(3)

(1)	Inception date is 6/29/01 for Service Shares and 4/29/11 for Institutional Shares.

(2)

During the period August 3, 2017 through September 5, 2017, there were no Institutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 5, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

(3)	The return shown for the MSCI World ex-USA Index is from the inception date of the Service Shares. The MSCI World ex-USA Index return from the inception date of the Institutional Shares is 5.20%.

GuideMark® World ex-US Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2021, the Fund’s Service Shares returned 45.9%, underperforming the MSCI World ex-USA Index at 46.5%.

•	As part of the Fund’s equal weighted three-factor investment approach, the Fund’s dedicated allocation to the momentum factor was a detractor from Fund performance for the period.

•	The Fund saw positive contributions from the value factor, as well as favorable sector weightings including overweight allocations to the consumer discretionary sector relative to the benchmark.

•	The quality factor detracted from Fund results for the period, as did an underweight allocation to market sensitive stocks relative to the benchmark.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares MSCI EAFE ETF	3.03%
2	Nestle SA	1.56%
3	Roche Holdings AG	1.40%
4	ASML Holding NV	1.03%
5	LVMH Moet Hennessy Louis Vuitton SE	1.00%
6	Novartis AG	0.88%
7	WSP Global, Inc.	0.70%
8	Novo Nordisk AS – Series B	0.69%
9	L’Oreal SA	0.65%
10	AstraZeneca PLC	0.64%

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on March 31, 2011. Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Ten Year	Since Inception(1)
GuideMark® Core Fixed Income Fund
Service Shares	2.47%	2.68%	2.75%	3.79%
Bloomberg Barclays U.S. Aggregate Bond Index	0.71%	3.10%	3.44%	4.52%

(1)	Inception date is 6/29/01.

GuideMark® Core Fixed Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2021, the Fund’s Service Shares returned 2.5%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index at 0.7%.

•

The Fund’s overweight allocation to investment grade corporate credit as well as favorable sector weightings, including overweight exposure to the communications, consumer non-cyclicals and technology sectors, relative to the benchmark benefitted Fund returns for the 12-month period.

•

Exposure to the securitized credit sector including non-agency residential mortgage-backed securities, collateralized loan obligations, and commercial mortgage-backed securities had a positive impact on returns.

•

While positioning within US Treasuries, including exposure to Treasury Inflation-Protected Securities (TIPS), was additive over the period the Fund’s tactical duration positioning, especially in the first half of the period hurt returns.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Percentages expressed exclude derivative instruments, such as futures and swap contracts.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Federal National Mortgage Association, 2.000%, 5/15/2050	5.03%
2	U.S. Treasury Note, 1.375%, 8/31/2023	4.49%
3	U.S. Treasury Note, 2.875%, 7/31/2025	4.20%
4	Government National Mortgage Association, 2.500%, 9/20/2049	2.35%
5	Federal National Mortgage Association, 2.500%, 5/15/2051	2.33%
6	Federal National Mortgage Association, 2.000%, 9/25/2050	2.22%
7	U.S. Treasury Note, 1.625%, 8/15/2029	1.91%
8	Federal National Mortgage Association, 2.000%, 4/15/2036	1.75%
9	Federal National Mortgage Association, 3.000%, 4/1/2051	1.73%
10	U.S. Treasury Note, 0.125%, 8/31/2022	1.70%

GuidePath® Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK AGGRESSIVE INDEX – The S&P® Target Risk Aggressive Index is designed to measure the performance of an investment benchmark strategy which seeks to emphasize exposure to equity securities, maximizing opportunities for long-term capital accumulation, while also allocating a portion of exposure to fixed income to enhance portfolio efficiency.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuidePath® Growth Allocation Fund
Service Shares	58.23%	12.95%	7.85%
Institutional Shares	59.19%	13.62%	10.17%
S&P® Target Risk Aggressive Index	43.88%	11.65%	9.16	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P® Target Risk Aggressive Index is annualized from the inception date of the Service Shares. The S&P® Target Risk Aggressive Index average annual return from the inception date of the Institutional Shares is 10.19%.

GuidePath® Growth Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2021, the Fund’s Service Shares returned 58.2%, outperforming the S&P® Target Risk Aggressive Index at 43.9%.

•

Fund returns benefited from a tilt towards large cap growth stocks, which were viewed more favorably during the period. Exposure to global small cap equity also benefitted the Fund’s returns, as a resurgence in small cap equity took hold with investors in the latter half of the period on news of a COVID-19 vaccine.

•	Exposure to emerging market equities benefitted Fund returns during the period as global economies started to reopen and investor risk appetites returned.

•

Exposure to global real estate investment trusts (REITs) dampened Fund returns for the period as the ongoing COVID-19 pandemic caused uncertainty around the impacts to shopping malls and office buildings.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	18.30%
2	Vanguard FTSE Developed Markets ETF	10.37%
3	Schwab U.S. Large-Cap ETF	7.32%
4	AMCAP Fund – Class F3	6.22%
5	American Funds – The Growth Fund of America – Class F3	6.04%
6	Vanguard Russell 1000 Growth ETF	6.01%
7	Schwab U.S. Large-Cap Growth ETF	5.98%
8	iShares Core S&P Small-Cap ETF	5.90%
9	American Funds – Fundamental Investors – Class F3	5.09%
10	iShares Core MSCI Emerging Markets ETF	4.99%

GuidePath® Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P® TARGET RISK CONSERVATIVE INDEX – The S&P® Target Risk Conservative Index seeks to emphasize exposure to fixed income securities in order to produce a current income stream and avoid excessive volatility of returns. Equity securities are included to protect long-term purchasing power.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuidePath® Conservative Allocation Fund
Service Shares	23.67%	6.82%	4.87%
Institutional Shares	24.42%	7.48%	6.23%
S&P® Target Risk Conservative Index	17.12%	6.77%	5.46	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P® Target Risk Conservative Index is annualized from the inception date of the Service Shares. The S&P® Target Risk Conservative Index average annual return from the inception date of the Institutional Shares is 5.52%.

GuidePath® Conservative Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2021, the Fund’s Service Shares returned 23.7%, outperforming the S&P® Target Risk Conservative Index at 17.1%.

•

Fund returns benefited from high yield bond exposure which was aided by the Federal Reserve’s asset purchase program and investor demand for riskier fixed income securities. Investment grade corporate bonds and emerging market bonds were also additive during the period.

•	US large cap and small cap equity exposure benefitted Fund returns during the period as economies reopened and the economic outlook turned positive.

•

Exposure to mortgage-backed securities and to US Treasuries across the curve detracted from Fund returns for the period as the Federal Reserve signaled lower interest rates are expected to persist for longer.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Mortgage-Backed Securities ETF	7.65%
2	iShares Core Growth Allocation ETF	6.42%
3	American Funds – The Income Fund of America – Class F3	6.36%
4	American Funds – Capital Income Builder – Class F3	6.34%
5	Vanguard S&P 500 ETF	5.67%
6	iShares Core Aggressive Allocation ETF	5.01%
7	Vanguard High Dividend Yield ETF	3.94%
8	American Funds – Mutual Fund – Class F3	3.90%
9	Vanguard FTSE Developed Markets ETF	3.72%
10	iShares 7-10 Year Treasury Bond ETF	3.71%

GuidePath® Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

S&P 500® DAILY RISK CONTROL 10% INDEX – The S&P 500® Daily Risk Control 10% Index represents a portfolio of the S&P 500® Low Volatility Index plus an interest accruing cash component. The index is dynamically rebalanced to target a 10% level of volatility. Volatility is calculated as a function of historical returns.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuidePath® Tactical Allocation Fund
Service Shares	19.96%	7.94%	4.50%
Institutional Shares	20.69%	8.58%	6.12%
S&P 500® Daily Risk Control 10% Index	15.98%	11.20%	8.11	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the S&P 500® Daily Risk Control 10% Index is annualized from the inception date of the Service Shares. The S&P 500® Daily Risk Control 10% Index average annual return from the inception date of the Institutional Shares is 9.48%.

GuidePath® Tactical Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2021, the Fund’s Service Shares returned 20.0%, outperforming the S&P® 500 Daily Risk Control 10% Index at 16.0%.

•

Overweight equity positioning relative to the benchmark during the period contributed positively to returns. In the market rally, the Fund added back equity exposure at a faster pace when compared to its benchmark.

•

Construction related themes within the industrials sector benefitted Fund returns. Residential homebuilder industry exposure contributed to gains as a result of strong housing demand amidst a low interest rate environment.

•

Overweight exposure to the utilities and consumer staples sectors which were the bottom two performing sectors during the period dampened Fund returns. Exposure to the insurance industry and financial ratings agencies also detracted from the Fund’s results for the period.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard S&P 500 ETF	8.91%
2	Target Corp.	7.62%
3	Apple, Inc.	4.12%
4	Cognizant Technology Solutions Corp.	3.71%
5	CVS Health Corp.	3.28%
6	Cadence Design Systems, Inc.	2.95%
7	Aflac, Inc.	2.91%
8	Clorox Co.	2.77%
9	Newmont Corp.	2.75%
10	Bio-Rad Laboratories, Inc.	2.64%

GuidePath® Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 29, 2011 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

FTSE 3-MONTH TREASURY BILL INDEX – The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Year	Since Inception(1)
GuidePath® Absolute Return Allocation Fund
Service Shares	8.26%	4.01%	2.65%
Institutional Shares	8.92%	4.62%	3.41%
FTSE 3-Month Treasury Bill Index	0.21%	1.15%	0.61	%(2)

(1)	Inception date is 4/29/11 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the FTSE 3-Month Treasury Bill Index is annualized from the inception date of the Service Shares. The FTSE 3-Month Treasury Bill Index average annual return from the inception date of the Institutional Shares is 0.69%.

GuidePath® Absolute Return Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2021, the Fund’s Service Shares returned 8.3%, outperforming the FTSE 3-Month Treasury Bill Index at 0.2%.

•	Exposure to high yield bonds, emerging market government bonds, low duration bonds and investment grade corporate bonds helped drive the Fund’s relative outperformance during the period.

•	Returns from a small exposure to global equities benefitted Fund returns during the period, as global economies reopened and the economic outlook turned positive.

•

Exposure to mortgage-backed securities and to US Treasuries across the curve detracted from Fund returns for the period as the Federal Reserve signaled lower interest rates are expected to persist for longer.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard Mortgage-Backed Securities ETF	13.13%
2	Vanguard Emerging Markets Government Bond ETF	11.90%
3	DoubleLine Total Return Bond Fund – Institutional Shares	10.40%
4	ProShares Investment Grade-Interest Rate Hedged ETF	8.63%
5	DoubleLine Flexible Income Fund – Institutional Shares	7.47%
6	BlackRock Low Duration Bond Portfolio – Institutional Shares	7.24%
7	DoubleLine Low Duration Bond Fund – Institutional Shares	7.23%
8	SPDR Bloomberg Barclays High Yield Bond ETF	6.52%
9	Xtrackers USD High Yield Corporate Bond ETF	6.52%
10	Schwab Short-Term U.S. Treasury ETF	4.97%

GuidePath® Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MORNINGSTAR MULTI-ASSET HIGH INCOME INDEX – The Morningstar Multi-Asset High Income Index is a broadly diversified index that seeks to deliver high current income while maintaining long-term capital appreciation.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Years	Since Inception(1)
GuidePath® Multi-Asset Income Allocation Fund
Service Shares	28.42%	5.67%	4.86%
Morningstar Multi-Asset High Income Index	22.71%	4.60%	3.90%

(1)	Inception date is 8/31/12.

GuidePath® Multi-Asset Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2021, the Fund’s Service Shares returned 28.4%, outperforming the Morningstar Multi-Asset High Income Index at 22.7%.

•

Exposure to global dividend and US small cap dividend equity securities was the primary driver of the Fund’s returns for the period as global economies started to reopen and the economic outlook turned positive. Global REITs and global infrastructure equity exposures also benefitted Fund performance, specifically in the latter part of the period.

•

The Fund’s returns were boosted by high yield bond exposure which was aided by the Federal Reserve’s asset purchase program and investor demand for riskier fixed income securities. Floating rate notes and emerging market bonds were also additive to the Fund’s performance.

•	Exposure to mortgage-backed securities and to US Treasuries across the curve detracted from Fund returns as the Federal Reserve signaled lower interest rates are expected to persist for longer.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Global X U.S. Preferred ETF	6.85%
2	Vanguard High-Yield Corporate Fund – Admiral Shares	6.48%
3	Vanguard High Dividend Yield ETF	5.90%
4	Schwab U.S. Dividend Equity ETF	5.27%
5	Vanguard Long-Term Treasury ETF	5.17%
6	Loomis Sayles Global Allocation Fund – Class Y	5.00%
7	iShares 0-5 Year High Yield Corporate Bond ETF	4.95%
8	WisdomTree U.S. Large Cap Dividend Fund	4.93%
9	iShares Select Dividend ETF	4.82%
10	iShares International Select Dividend ETF	4.21%

GuidePath® Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on August 31, 2012 (commencement of the Fund’s Service Shares operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Years	Since Inception(1)
GuidePath® Flexible Income Allocation Fund
Service Shares	15.38%	5.13%	3.15%
Institutional Shares	16.10%	5.74%	3.85%
Bloomberg Barclays U.S. Aggregate Bond Index	0.71%	3.10%	2.71	%(2)

(1)	Inception date is 8/31/12 for Service Shares and 9/13/12 for Institutional Shares.

(2)

The return shown for the Bloomberg Barclays U.S. Aggregate Bond Index is from the inception date of the Service Shares. The Bloomberg Barclays U.S. Aggregate Bond Index return from the inception date of the Institutional Shares is 2.77%.

GuidePath® Flexible Income Allocation Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2021, the Fund’s Service Shares returned 15.4%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index at 0.7%.

•

Positioning in high yield bonds, convertible bonds, emerging market government bonds and Treasury Inflation-Protected Securities (TIPS) resulted in strong returns and was the main driver of the Fund’s outperformance relative to the benchmark for the 12 month period.

•	A small allocation to equity, specifically technology industries, added to the Fund’s returns as the technology sector saw strong returns during the period.

•	Exposure to US Treasuries across the curve detracted from Fund returns as the Federal Reserve signaled lower interest rates are expected to persist for longer.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	BlackRock High Yield Portfolio – Institutional Shares	13.39%
2	Xtrackers USD High Yield Corporate Bond ETF	8.15%
3	Schwab Short-Term U.S. Treasury ETF	7.98%
4	Vanguard Short-Term Treasury ETF	7.98%
5	SPDR Portfolio Short Term Treasury ETF	7.42%
6	Vanguard High-Yield Corporate Fund – Admiral Shares	6.76%
7	SPDR Portfolio Aggregate Bond ETF	6.56%
8	Schwab U.S. TIPS ETF	6.30%
9	iShares Convertible Bond ETF	4.99%
10	SPDR Bloomberg Barclays High Yield Bond ETF	4.75%

GuidePath® Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on January 19, 2016 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

FTSE 3-MONTH TREASURY BILL INDEX – The FTSE 3-Month Treasury Bill Index tracks the performance of U.S. Treasury Bills with a remaining maturity of three months.

SG TREND INDEX – The SG Trend Index is designed to track the 10 largest (by AUM) trend following commodity trading advisors and be representative of the trend followers in the managed futures space. Managers must meet the following criteria: must be open to new investment, must report returns on a daily basis, must be an industry recognized trend follower as determined at the discretion of the SG Index Committee, and must exhibit significant correlation to trend following peers and the SG Trend Indicator. Currently, one of the ten managers whose performance is tracked by the index is AlphaSimplex Group LLC, sub-advisor to the GuidePath® Managed Futures Strategy Fund.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Five Years	Since Inception(1)
GuidePath® Managed Futures Strategy Fund
Service Shares	10.84%	0.91%	0.35%
Institutional Shares	11.46%	1.49%	0.94%
FTSE 3-Month Treasury Bill Index	0.21%	1.15%	1.12%
SG Trend Index	8.02%	0.62%	0.17%

(1)	Inception date is 1/19/16 for Service Shares and Institutional Shares.

GuidePath® Managed Futures Strategy Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2021, the Fund’s Service Shares returned 10.8%, outperforming the SG Trend Index at 8.0%.

•	Long exposures to global equities were a significant driver of the Fund’s returns as equity markets consistently trended higher during the 12 month period.

•

Long exposures to precious metals and grain commodities, along with net short US dollar exposure were positive contributors to the Fund’s returns for the period, as the US dollar weakened amid unprecedented monetary and fiscal policy interventions in response to the COVID-19 pandemic.

•	Long exposures to global bonds were a headwind to Fund returns as interest rates rose during the period due to inflationary forces and stronger global growth.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio.

Percentages expressed exclude derivative instruments, such as futures and forward currency contracts.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
The GuidePath® Managed Futures Strategy Fund did not hold any long term investments as of March 31, 2021.

GuidePath® Conservative Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 30, 2018 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. 1-3 YEAR TREASURY BOND INDEX – The Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index measures the performance of the US government bond market and includes public obligations of the U.S. Treasury with a maturity between 1 and up to (but not including) 3 years. Certain special issues, such as state and local government series bonds (SLGs), as well as U.S. Treasury TIPS, are excluded. Separate trading of registered interest and principal securities (STRIPS) are excluded from the Index because their inclusion would result in double-counting.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Conservative Income Fund
Shares	0.74%	1.00%
Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index	0.34%	2.95%

(1)	Inception date for the Fund is 4/30/18.

GuidePath® Conservative Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2021, the Fund returned 0.7%, outperforming the Bloomberg Barclays U.S. 1-3 Year Treasury Bond Index at 0.3%.

•	Exposure to high yield credit and inflation-linked bonds boosted Fund returns for the period as risk assets continued to price in a strengthening global economic rebound.

•	A target allocation of 50% to cash equivalents dampened the Fund’s returns for the period, as the Federal Reserve signaled the intention to keep short-term rates lower for longer.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares 0-5 Year Investment Grade Corporate Bond ETF	20.79%
2	iShares 0-5 Year TIPS Bond ETF	10.52%
3	iShares 0-5 Year High Yield Corporate Bond ETF	7.86%
4	Schwab Short-Term U.S. Treasury ETF	7.77%
5	SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	5.10%

GuidePath® Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 30, 2018 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

BLOOMBERG BARCLAYS U.S. AGGREGATE BOND INDEX – The Bloomberg Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment-grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate debt securities, mortgage- and asset-backed securities. All securities contained in the Bloomberg Barclays U.S. Aggregate Bond Index have a minimum term to maturity of one year.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Income Fund
Shares	2.79%	2.10%
Bloomberg Barclays U.S. Aggregate Bond Index	0.71%	5.06%

(1)	Inception date for the Fund is 4/30/18.

GuidePath® Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2021, the Fund returned 2.8%, outperforming the Bloomberg Barclays U.S. Aggregate Bond Index at 0.7%.

•

Exposure to high yield credit (both domestic and emerging market) and inflation-linked bonds boosted Fund returns for the period as risk assets continued to price in a strengthening global economic rebound.

•	Exposure to US Treasuries through holding core bond ETFs detracted from the Fund’s returns as interest rose during the period, signaling a global economic rebound.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	iShares Core U.S. Aggregate Bond ETF	43.38%
2	SPDR Bloomberg Barclays High Yield Bond ETF	19.18%
3	VanEck Vectors Emerging Markets High Yield Bond ETF	15.57%
4	Schwab U.S. TIPS ETF	9.97%
5	Vanguard Total Bond Market ETF	5.82%
6	iShares Preferred & Income Securities ETF	4.93%

GuidePath® Growth and Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Unaudited)

TOTAL RETURN BASED ON A $10,000 INVESTMENT

This chart assumes an initial gross investment of $10,000 made on April 30, 2018 (commencement of the Fund’s operations). Returns shown include the reinvestment of all dividends. Returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. In the absence of fee waivers and reimbursements, when they are necessary to keep expenses at the expense cap, total return would be reduced. Past performance is not predictive of future performance. Investment return and principal value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. Index returns do not reflect the effects of fees or expenses. It is not possible to invest directly in an index.

MSCI USA HIGH DIVIDEND YIELD INDEX – The MSCI USA High Dividend Yield Index is based on the MSCI USA Index, its parent index, and includes large and mid cap stocks. The index is designed to reflect the performance of equities in the parent index (excluding REITs) with higher dividend income and quality characteristics than average dividend yields that are both sustainable and persistent. The index also applies quality screens and reviews 12-month past performance to omit stocks with potentially deteriorating fundamentals that could force them to cut or reduce dividends.

AVERAGE ANNUAL TOTAL RETURN (for periods ended March 31)
	One Year	Since Inception(1)
GuidePath® Growth and Income Fund
Shares	35.67%	7.36%
MSCI USA High Dividend Yield Index	39.22%	10.71%

(1)	Inception date for the Fund is 4/30/18.

GuidePath® Growth and Income Fund

MANAGER’S DISCUSSION OF FUND PERFORMANCE (Continued) (Unaudited)

•	For the 12 months ended March 31, 2021, the Fund returned 35.7%, trailing the MSCI USA High Dividend Yield Index at 39.2%.

•	Exposure to S&P 500® Index component stocks boosted Fund returns, as dividend-oriented stocks generally lagged their core and growth counterparts during the period.

•	The Fund’s put-write strategy was a slight detractor from returns during the period, as put-write strategies tend to lag the broader equity market in strongly rising market conditions.

•	The Fund’s volatility targeting component detracted from returns as volatility receded at a much slower pace than the equity market advanced.

Components of Portfolio Holdings*

* Pie chart represents percentages of total portfolio, less securities lending collateral.

Percentages expressed exclude derivative instruments, such as futures and written options.

Top Ten Holdings

Rank	Security/Holding	% of Net Assets
1	Vanguard High Dividend Yield ETF	30.02%
2	Global X MLP ETF	4.88%
3	U.S. Treasury Note, 1.750%, 11/30/2021	3.49%
4	U.S. Treasury Note, 1.125%, 9/30/2021	3.47%
5	U.S. Treasury Note, 1.125%, 6/30/2021	3.46%
6	Johnson & Johnson	1.50%
7	Home Depot, Inc.	1.34%
8	Procter & Gamble Co.	1.23%
9	Intel Corp.	1.13%
10	Verizon Communications, Inc.	1.09%

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Unaudited)

March 31, 2021

As a shareholder of the GuideMark® & GuidePath® Funds (the “Funds”), you incur ongoing costs, including management fees, distribution and/or service fees, and other Fund expenses. The Expense Example shown in this section is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Expense Examples are based on an investment of $1,000 invested at the beginning of a six-month period and held for the entire period, which for all Funds is from October 1, 2020 to March 31, 2021.

Actual Expenses

The first line of the Expense Example table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

The example includes, but is not limited to, management fees, shareholder servicing fees, distribution fees, fund accounting fees, custody fees and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses, interest expense or dividends on short positions taken by a Fund and other extraordinary expenses as determined under U.S. generally accepted accounting principles. To the extent that a Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which a Fund invests in addition to the expenses of the Fund. Actual expenses of the underlying funds are expected to vary among the various underlying funds. These expenses are not included in the example below.

Hypothetical Example for Comparison Purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expenses ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Fund		Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Annualized Expense Ratio[1] based on the period October 1, 2020 – March 31, 2021	Expenses Paid During Period[2] October 1, 2020 – March 31, 2021
INSTITUTIONAL SHARES
GuideMark® Large Cap Core Fund	Actual	$1,000.00	$1,227.40	0.56%	$3.11
	Hypothetical[3]	$1,000.00	$1,022.14	0.56%	$2.82
GuideMark® World ex-US Fund	Actual	$1,000.00	$1,183.00	0.79%	$4.30
	Hypothetical[3]	$1,000.00	$1,020.99	0.79%	$3.98
GuidePath® Growth Allocation Fund	Actual	$1,000.00	$1,211.70	0.33%	$1.82
	Hypothetical[3]	$1,000.00	$1,023.29	0.33%	$1.66
GuidePath® Conservative Allocation Fund	Actual	$1,000.00	$1,093.60	0.16%	$0.84
	Hypothetical[3]	$1,000.00	$1,024.13	0.16%	$0.81
GuidePath® Tactical Allocation Fund	Actual	$1,000.00	$1,114.10	0.47%	$2.48
	Hypothetical[3]	$1,000.00	$1,022.59	0.47%	$2.37
GuidePath® Absolute Return Allocation Fund	Actual	$1,000.00	$1,022.70	0.26%	$1.31
	Hypothetical[3]	$1,000.00	$1,023.64	0.26%	$1.31
GuidePath® Flexible Income Allocation Fund	Actual	$1,000.00	$1,040.20	0.26%	$1.32
	Hypothetical[3]	$1,000.00	$1,023.64	0.26%	$1.31
GuidePath® Managed Futures Strategy Fund	Actual	$1,000.00	$1,127.40	1.28%	$6.79
	Hypothetical[3]	$1,000.00	$1,018.55	1.28%	$6.44

[1]	The expense ratio excludes the securities lending credit.

[2]

Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

GuideMark® Funds & GuidePath® Funds

EXPENSE EXAMPLE (Continued) (Unaudited)

March 31, 2021

Fund		Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Annualized Expense Ratio[1] based on the period October 1, 2020 – March 31, 2021	Expenses Paid During Period[2] October 1, 2020 – March 31, 2021
SINGLE CLASS SHARES
GuidePath® Conservative Income Fund	Actual	$1,000.00	$1,003.30	0.78%	$3.90
	Hypothetical[3]	$1,000.00	$1,021.04	0.78%	$3.93
GuidePath® Income Fund	Actual	$1,000.00	$1,002.70	0.85%	$4.24
	Hypothetical[3]	$1,000.00	$1,020.69	0.85%	$4.28
GuidePath® Growth and Income Fund	Actual	$1,000.00	$1,154.40	0.86%	$4.62
	Hypothetical[3]	$1,000.00	$1,020.64	0.86%	$4.33

[1]	The expense ratio excludes the securities lending credit.

[2]

Expenses (net of waivers, if applicable) are equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

Fund		Beginning Account Value October 1, 2020	Ending Account Value March 31, 2021	Annualized Expense Ratio[1] based on the period October 1, 2020 – March 31, 2021	Expenses Paid During Period[2] October 1, 2020 – March 31, 2021
SERVICE SHARES
GuideMark® Large Cap Core Fund	Actual	$1,000.00	$1,223.70	1.15%	$6.38
	Hypothetical[3]	$1,000.00	$1,019.20	1.15%	$5.79
GuideMark® Emerging Markets Fund	Actual	$1,000.00	$1,224.00	1.66%	$9.20
	Hypothetical[3]	$1,000.00	$1,016.65	1.66%	$8.35
GuideMark® Small/Mid Cap Core Fund	Actual	$1,000.00	$1,461.80	1.45%	$8.90
	Hypothetical[3]	$1,000.00	$1,017.70	1.45%	$7.29
GuideMark® World ex-US Fund	Actual	$1,000.00	$1,179.90	1.36%	$7.39
	Hypothetical[3]	$1,000.00	$1,018.15	1.36%	$6.84
GuideMark® Core Fixed Income Fund	Actual	$1,000.00	$972.90	1.20%	$5.90
	Hypothetical[3]	$1,000.00	$1,018.95	1.20%	$6.04
GuidePath® Growth Allocation Fund	Actual	$1,000.00	$1,208.20	0.93%	$5.12
	Hypothetical[3]	$1,000.00	$1,020.29	0.93%	$4.68
GuidePath® Conservative Allocation Fund	Actual	$1,000.00	$1,090.30	0.76%	$3.96
	Hypothetical[3]	$1,000.00	$1,021.14	0.76%	$3.83
GuidePath® Tactical Allocation Fund	Actual	$1,000.00	$1,110.70	1.07%	$5.63
	Hypothetical[3]	$1,000.00	$1,019.60	1.07%	$5.39
GuidePath® Absolute Return Allocation Fund	Actual	$1,000.00	$1,019.60	0.86%	$4.33
	Hypothetical[3]	$1,000.00	$1,020.64	0.86%	$4.33
GuidePath® Multi-Asset Income Allocation Fund	Actual	$1,000.00	$1,141.30	1.08%	$5.77
	Hypothetical[3]	$1,000.00	$1,019.55	1.08%	$5.44
GuidePath® Flexible Income Allocation Fund	Actual	$1,000.00	$1,037.10	0.84%	$4.27
	Hypothetical[3]	$1,000.00	$1,020.74	0.84%	$4.23
GuidePath® Managed Futures Strategy Fund	Actual	$1,000.00	$1,124.30	1.80%	$9.53
	Hypothetical[3]	$1,000.00	$1,015.96	1.80%	$9.05

[1]	The expense ratio excludes the securities lending credit.

[2]

Expenses are (net of waiver, if applicable) equal to the Fund’s annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

[3]	5% annualized return before expenses.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS

March 31, 2021

Number of Shares		Value
	COMMON STOCKS - 95.86%
	Aerospace & Defense - 0.54%
3,858	BWX Technologies, Inc.	$254,396
1,227	L3Harris Technologies, Inc.	248,688
1,560	Lockheed Martin Corp.	576,420
1,111	Northrop Grumman Corp.	359,564
6,366	Raytheon Technologies Corp.	491,901
1,054	Teledyne Technologies, Inc. (a)	435,987
12,883	Textron, Inc.	722,479
5,944	Virgin Galactic Holdings, Inc. (a)(b)	182,065

		3,271,500

	Air Freight & Logistics - 0.33%
5,629	C.H. Robinson Worldwide, Inc.	537,175
2,095	FedEx Corp.	595,064
3,092	United Parcel Service, Inc. - Class B	525,609
2,572	XPO Logistics, Inc. (a)	317,128

		1,974,976

	Airlines - 0.03%
2,525	Copa Holdings SA - Class A (a)	203,995

	Auto Components - 0.10%
3,178	Aptiv PLC (a)	438,246
4,092	Gentex Corp.	145,962

		584,208

	Automobiles - 1.16%
157,974	Ford Motor Co. (a)	1,935,182
7,916	General Motors Co. (a)	454,853
6,323	Tesla, Inc. (a)	4,223,321
2,676	Thor Industries, Inc. (b)	360,564

		6,973,920

	Banks - 1.95%
13,902	Associated Banc-Corp.	296,669
53,991	Bank of America Corp.	2,088,912
19,759	Citigroup, Inc.	1,437,467
9,249	Citizens Financial Group, Inc.	408,343
19,017	F.N.B. Corp.	241,516
11,772	Fifth Third Bancorp	440,861
151	First Citizens BancShares, Inc. - Class A	126,201
30,729	JPMorgan Chase & Co.	4,677,876
7,361	Popular, Inc.	517,626
928	SVB Financial Group (a)	458,116
12,196	Synovus Financial Corp.	557,967
2,534	Western Alliance Bancorp	239,311
3,385	Wintrust Financial Corp.	256,583

		11,747,448

	Beverages - 1.21%
706	Boston Beer Co., Inc. - Class A (a)	851,634
3,673	Brown-Forman Corp. - Class A	233,860
8,227	Brown-Forman Corp. - Class B	567,416
553	Constellation Brands, Inc. - Class A	126,084
33,539	Molson Coors Brewing Co. - Class B (a)(b)	1,715,520
7,928	Monster Beverage Corp. (a)	722,161
14,822	PepsiCo, Inc.	2,096,572
18,920	The Coca-Cola Co.	997,273

		7,310,520

	Biotechnology - 2.20%
2,361	Acceleron Pharma, Inc. (a)	320,175
3,926	Alexion Pharmaceuticals, Inc. (a)	600,325

Number of Shares		Value
	Biotechnology (Continued)
26,807	Alkermes PLC (a)	$500,755
9,783	Amgen, Inc.	2,434,108
3,795	Biogen, Inc. (a)	1,061,651
2,398	BioMarin Pharmaceutical, Inc. (a)	181,073
1,353	Exact Sciences Corp. (a)	178,299
25,126	Exelixis, Inc. (a)	567,596
25,418	Gilead Sciences, Inc.	1,642,765
8,671	Incyte Corp. (a)	704,692
6,395	Moderna, Inc. (a)	837,425
1,047	Regeneron Pharmaceuticals, Inc. (a)	495,378
1,983	Repligen Corp. (a)	385,515
6,968	Sage Therapeutics, Inc. (a)	521,555
5,098	Seagen, Inc. (a)	707,908
6,030	United Therapeutics Corp. (a)	1,008,638
5,128	Vertex Pharmaceuticals, Inc. (a)	1,101,956

		13,249,814

	Building Products - 0.83%
4,380	A. O. Smith Corp. - Class A	296,132
3,942	Allegion PLC	495,194
12,208	Carrier Global Corp.	515,422
2,102	Fortune Brands Home & Security, Inc.	201,414
9,259	Johnson Controls International PLC	552,485
1,889	Lennox International, Inc. (b)	588,593
9,597	Masco Corp.	574,860
10,776	Owens Corning, Inc.	992,362
2,092	Trane Technologies PLC	346,351
5,175	Trex Co., Inc. (a)(b)	473,719

		5,036,532

	Capital Markets - 2.43%
1,639	Affiliated Managers Group, Inc.	244,260
3,667	Ameriprise Financial, Inc.	852,394
2,218	Ares Management Corp. - Class A	124,275
988	BlackRock, Inc.	744,913
1,922	Cboe Global Markets, Inc.	189,682
4,359	Evercore, Inc. - Class A	574,255
2,192	FactSet Research Systems, Inc.	676,429
3,693	Intercontinental Exchange, Inc.	412,434
67,573	Invesco Ltd.	1,704,191
15,094	Lazard, Ltd. - Class A	656,740
5,784	LPL Financial Holdings, Inc.	822,253
1,373	MarketAxess Holdings, Inc.	683,644
4,390	Moody’s Corp.	1,310,898
8,753	Morgan Stanley	679,758
1,683	Morningstar, Inc.	378,742
1,605	NASDAQ OMX Group, Inc.	236,673
3,749	S&P Global, Inc.	1,322,910
4,970	SEI Investments Co.	302,822
4,488	State Street Corp. (b)	377,037
4,991	T. Rowe Price Group, Inc.	856,456
10,187	The Bank of New York Mellon Corp.	481,743
7,426	The Charles Schwab Corp.	484,027
1,868	Tradeweb Markets, Inc. - Class A	138,232
12,728	Virtu Financial, Inc. - Class A	395,204

		14,649,972

	Chemicals - 0.85%
2,300	Albemarle Corp.	336,053
8,620	Corteva, Inc.	401,864
3,841	Dow, Inc.	245,594

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Chemicals (Continued)
2,359	DuPont de Nemours, Inc.	$182,304
4,564	Eastman Chemical Co.	502,588
1,932	Ecolab, Inc.	413,583
18,197	Element Solutions, Inc.	332,823
709	Linde PLC	198,619
6,458	Olin Corp.	245,210
1,175	PPG Industries, Inc.	176,555
7,229	RPM International, Inc.	663,984
20,777	The Mosaic Co.	656,761
2,271	The Scotts Miracle-Gro Co. - Class A	556,327
9,304	Valvoline, Inc.	242,555

		5,154,820

	Commercial Services & Supplies - 0.43%
41,703	ADT, Inc. (b)	351,973
2,336	Cintas Corp.	797,300
4,760	Copart, Inc. (a)	516,984
2,661	IAA, Inc. (a)	146,728
23,682	Rollins, Inc. (b)	815,134

		2,628,119

	Communications Equipment - 1.34%
1,159	Arista Networks, Inc. (a)	349,891
3,923	Ciena Corp. (a)	214,667
30,925	Cisco Systems, Inc.	1,599,132
2,681	F5 Networks, Inc. (a)	559,310
1,915	Lumentum Holdings, Inc. (a)	174,935
2,542	Motorola Solutions, Inc.	478,023
2,141	Palo Alto Networks, Inc. (a)	689,530
21,695	Qualcomm, Inc.	2,876,540
3,785	Ubiquiti, Inc.	1,129,065

		8,071,093

	Construction & Engineering - 0.52%
20,908	AECOM (a)	1,340,412
20,301	Quanta Services, Inc.	1,786,082

		3,126,494

	Construction Materials - 0.02%
955	Eagle Materials, Inc. (a)	128,362

	Consumer Finance - 0.87%
29,160	Ally Financial, Inc.	1,318,324
5,033	American Express Co.	711,867
647	Credit Acceptance Corp. (a)(b)	233,069
2,636	Discover Financial Services	250,394
22,077	OneMain Holdings, Inc.	1,185,976
23,148	Santander Consumer USA Holdings, Inc. (b)	626,385
22,008	Synchrony Financial	894,845

		5,220,860

	Containers & Packaging - 0.45%
9,556	Berry Plastics Group, Inc. (a)	586,738
4,339	Crown Holdings, Inc.	421,057
5,931	International Paper Co.	320,689
4,403	Silgan Holdings, Inc.	185,058
22,658	WestRock Co.	1,179,349

		2,692,891

	Distributors - 0.24%
3,321	Genuine Parts Co.	383,875
25,404	LKQ Corp. (a)	1,075,351

		1,459,226

Number of Shares		Value
	Diversified Consumer Services - 0.57%
4,417	Chegg, Inc. (a)(b)	$378,360
9,636	frontdoor, Inc. (a)	517,935
3,099	Graham Holdings Co. - Class B	1,743,002
11,429	H&R Block, Inc.	249,152
5,099	Service Corp. International	260,304
6,502	Terminix Global Holdings, Inc. (a)	309,950

		3,458,703

	Diversified Financial Services - 0.20%
41,055	Jefferies Financial Group, Inc.	1,235,756

	Diversified Telecommunication Services - 0.75%
50,933	AT&T, Inc.	1,541,742
76,268	Lumen Technologies, Inc.	1,018,178
33,725	Verizon Communications, Inc.	1,961,108

		4,521,028

	Electric Utilities - 0.54%
1,909	American Electric Power Co., Inc.	161,692
4,834	Duke Energy Corp.	466,626
2,500	Edison International	146,500
4,459	Evergy, Inc.	265,444
8,917	Exelon Corp.	390,030
5,118	Hawaiian Electric Industries, Inc.	227,393
9,411	NextEra Energy, Inc.	711,566
25,639	PG&E Corp. (a)	300,233
1,712	Pinnacle West Capital Corp.	139,271
4,855	PPL Corp.	140,018
4,590	The Southern Co.	285,314

		3,234,087

	Electrical Equipment - 1.14%
5,718	Acuity Brands, Inc. (b)	943,470
2,439	Agilent Technologies, Inc.	310,094
995	AMETEK, Inc.	127,091
1,760	Eaton Corp. PLC	243,373
6,553	Emerson Electric Co.	591,212
5,101	Enphase Energy, Inc. (a)	827,178
2,355	Generac Holdings, Inc. (a)	771,145
66,298	GrafTech International, Ltd.	810,824
9,165	nVent Electric PLC	255,795
4,694	Regal Beloit Corp. (b)	669,740
3,472	Rockwell Automation, Inc.	921,608
20,284	Vertiv Holdings Co.	405,680

		6,877,210

	Electronic Equipment, Instruments & Components - 1.36%
14,716	Arrow Electronics, Inc. (a)	1,630,827
37,240	Avnet, Inc.	1,545,833
3,815	CDW Corp.	632,336
2,117	Cognex Corp.	175,690
2,181	Dolby Laboratories, Inc. - Class A	215,308
4,428	Keysight Technologies, Inc. (a)	634,975
14,111	National Instruments Corp.	609,384
11,617	SYNNEX Corp.	1,334,096
2,031	Trimble, Inc. (a)	157,992
2,629	Zebra Technologies Corp. - Class A (a)	1,275,538

		8,211,979

	Energy Equipment & Services - 0.40%
12,574	Baker Hughes Co.	271,724
19,368	Halliburton Co.	415,637
13,034	Helmerich & Payne, Inc.	351,397

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Energy Equipment & Services (Continued)
98,901	NOV, Inc. (a)	$1,356,922

		2,395,680

	Entertainment - 1.70%
8,494	Activision Blizzard, Inc.	789,942
3,293	Electronic Arts, Inc.	445,774
145,735	Lions Gate Entertainment Corp. - Class A (a)(b)	2,178,738
147,162	Lions Gate Entertainment Corp. - Class B (a)	1,898,390
3,614	Netflix, Inc. (a)	1,885,279
5,616	Playtika Holding Corp. (a)	152,811
2,022	Spotify Technology SA (a)	541,795
2,489	Take-Two Interactive Software, Inc. (a)(b)	439,806
8,844	The Walt Disney Co. (a)	1,631,895
26,042	Zynga, Inc. - Class A (a)	265,889

		10,230,319

	Food & Staples Retailing - 2.21%
3,519	Casey’s General Stores, Inc. (b)	760,773
5,583	Costco Wholesale Corp.	1,967,896
33,321	CVS Health Corp.	2,506,739
36,487	Kroger Co. (b)	1,313,167
36,959	Sprouts Farmers Market, Inc. (a)	983,848
11,517	SYSCO Corp.	906,849
17,105	US Foods Holding Corp. (a)	652,043
25,886	Walgreens Boots Alliance, Inc.	1,421,141
20,597	Walmart, Inc.	2,797,690

		13,310,146

	Food Products - 1.26%
3,242	Archer-Daniels-Midland Co.	184,794
1,119	Beyond Meat, Inc. (a)(b)	145,604
4,424	Bunge Ltd.	350,690
5,325	Campbell Soup Co. (b)	267,688
9,801	ConAgra Brands, Inc.	368,518
17,075	Flowers Foods, Inc.	406,385
9,147	General Mills, Inc.	560,894
5,396	Ingredion, Inc. (b)	485,208
4,298	Kellogg Co. (b)	272,063
17,795	Pilgrim’s Pride Corp. (a)	423,343
3,666	Post Holdings, Inc. (a)	387,570
6,634	The Hain Celestial Group, Inc. (a)	289,242
4,524	The Hershey Co. (b)	715,516
2,495	The J.M. Smucker Co. (b)	315,692
4,955	The Kraft Heinz Co.	198,200
25,294	TreeHouse Foods, Inc. (a)	1,321,359
11,855	Tyson Foods, Inc. - Class A	880,827

		7,573,593

	Gas Utilities - 0.33%
74,271	EQT Corp. (a)	1,379,955
14,726	UGI Corp.	603,913

		1,983,868

	Health Care Equipment & Supplies - 2.43%
2,442	ABIOMED, Inc. (a)	778,339
2,505	Align Technology, Inc. (a)	1,356,533
2,719	Baxter International, Inc.	229,320
1,018	Becton Dickinson and Co.	247,527
4,106	Danaher Corp.	924,178
2,324	DexCom, Inc. (a)	835,222
13,821	Edwards Lifesciences Corp. (a)	1,155,988

Number of Shares		Value
	Health Care Equipment & Supplies (Continued)
5,996	Envista Holdings Corp. (a)	$244,637
8,783	Hologic, Inc. (a)	653,279
1,290	ICU Medical, Inc. (a)	265,018
3,271	IDEXX Laboratories, Inc. (a)	1,600,533
3,505	Insulet Corp. (a)	914,525
473	Intuitive Surgical, Inc. (a)	349,519
3,408	Masimo Corp. (a)	782,681
2,343	Novocure, Ltd. (a)(b)	309,698
3,645	Penumbra, Inc. (a)(b)	986,264
4,002	Quidel Corp. (a)(b)	511,976
4,334	ResMed, Inc.	840,883
3,419	Stryker Corp.	832,800
1,413	Tandem Diabetes Care, Inc. (a)	124,697
1,009	Varian Medical Systems, Inc. (a)	178,119
1,990	West Pharmaceutical Services, Inc.	560,742

		14,682,478

	Health Care Providers & Services - 3.21%
13,151	Acadia Healthcare Co., Inc. (a)	751,448
1,768	Amedisys, Inc. (a)	468,149
2,438	AmerisourceBergen Corp.	287,855
3,815	Anthem, Inc.	1,369,394
6,915	Cardinal Health, Inc.	420,086
20,685	Centene Corp. (a)	1,321,978
8,781	Cerner Corp.	631,178
1,542	Chemed Corp.	709,043
8,544	Cigna Corp.	2,065,427
3,760	DaVita, Inc. (a)	405,215
2,443	Guardant Health, Inc. (a)	372,924
1,808	HCA Healthcare, Inc.	340,519
6,941	Henry Schein, Inc. (a)	480,595
2,907	Humana, Inc.	1,218,760
2,052	Laboratory Corp. of America Holdings (a)	523,322
2,561	McKesson Corp.	499,497
1,670	Molina Healthcare, Inc. (a)	390,379
1,272	PerkinElmer, Inc.	163,185
1,171	Quest Diagnostics, Inc.	150,286
14,849	UnitedHealth Group, Inc.	5,524,867
9,302	Universal Health Services, Inc. - Class B	1,240,794

		19,334,901

	Health Care Technology - 0.15%
1,732	Teladoc Health, Inc. (a)(b)	314,791
2,280	Veeva Systems, Inc. - Class A (a)	595,627

		910,418

	Hotels, Restaurants & Leisure - 0.67%
445	Chipotle Mexican Grill, Inc. (a)	632,265
1,975	Domino’s Pizza, Inc.	726,385
6,181	Extended Stay America, Inc.	122,075
3,844	McDonald’s Corp.	861,594
3,125	MGM Resorts International	118,719
2,554	Six Flags Entertainment Corp. (a)	118,684
8,220	The Wendy’s Co.	166,537
389	Vail Resorts, Inc. (a)	113,456
3,021	Yum China Holdings, Inc.	178,874
9,072	Yum! Brands, Inc.	981,409

		4,019,998

	Household Durables - 1.00%
5,112	DR Horton, Inc.	455,581
2,296	Garmin Ltd.	302,728

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Household Durables (Continued)
7,612	Lennar Corp. - Class A	$770,563
7,934	Lennar Corp. - Class B	653,285
2,885	Mohawk Industries, Inc. (a)	554,814
88	NVR, Inc. (a)	414,562
3,320	PulteGroup, Inc.	174,101
3,701	Roku, Inc. (a)	1,205,675
17,220	Tempur Sealy International, Inc.	629,563
9,245	Toll Brothers, Inc.	524,469
1,526	Whirlpool Corp.	336,254

		6,021,595

	Household Products - 1.38%
4,244	Church & Dwight, Inc.	370,713
3,274	Clorox Co.	631,489
12,247	Colgate-Palmolive Co.	965,431
5,589	Kimberly-Clark Corp.	777,151
15,233	Spectrum Brands Holdings, Inc.	1,294,805
31,546	The Procter & Gamble Co.	4,272,275

		8,311,864

	Independent Power and Renewable Electricity Producers - 0.60%
15,849	AES Corp.	424,912
25,009	NRG Energy, Inc.	943,589
125,459	Vistra Energy Corp.	2,218,115

		3,586,616

	Industrial Conglomerates - 0.27%
3,394	3M Co.	653,956
43,743	General Electric Co.	574,345
1,825	Honeywell International, Inc.	396,153

		1,624,454

	Insurance - 1.81%
5,074	Aon PLC - Class A (b)	1,167,578
2,582	Arthur J. Gallagher & Co.	322,156
18,166	Berkshire Hathaway, Inc. - Class B (a)	4,640,868
4,940	Brown & Brown, Inc.	225,807
1,183	Erie Indemnity Co. - Class A (b)	261,337
6,142	Fidelity National Financial, Inc.	249,734
5,187	First American Financial Corp.	293,844
3,585	Hartford Financial Services Group, Inc.	239,442
4,804	Marsh & McLennan Cos., Inc.	585,127
13,584	MetLife, Inc.	825,771
3,650	Principal Financial Group, Inc.	218,854
1,564	Reinsurance Group of America, Inc.	197,142
2,544	The Allstate Corp.	292,306
5,567	The Progressive Corp.	532,261
21,269	Unum Group	591,916
1,086	Willis Towers Watson PLC	248,564

		10,892,707

	Interactive Media & Services - 5.59%
4,511	Alphabet, Inc. - Class A (a)	9,304,028
4,506	Alphabet, Inc. - Class C (a)	9,321,247
37,632	Facebook, Inc. - Class A (a)	11,083,753
9,261	Match Group, Inc. (a)	1,272,276
9,384	Pinterest, Inc. - Class A (a)	694,697
9,350	TripAdvisor, Inc. - Class A (a)(b)	502,936
9,655	Twitter, Inc. (a)	614,348
3,053	Zillow Group, Inc. - Class A (a)(b)	401,103

Number of Shares		Value
	Interactive Media & Services (Continued)
3,793	Zillow Group, Inc. - Class C (a)	$491,725

		33,686,113

	Internet & Direct Marketing Retail - 4.59%
6,557	Amazon.com, Inc. (a)	20,287,882
440	Booking Holdings, Inc. (a)	1,025,130
12,078	eBay, Inc.	739,657
4,795	Etsy, Inc. (a)	967,008
2,712	Expedia Group, Inc. - Class A (a)	466,789
2,390	GrubHub, Inc. (a)(b)	143,400
178,286	Qurate Retail, Inc. - Series A	2,096,643
6,165	Wayfair, Inc. - Class A (a)(b)	1,940,434

		27,666,943

	IT Services - 4.74%
9,809	Accenture PLC - Class A	2,709,736
2,745	Akamai Technologies, Inc. (a)	279,715
17,879	Alliance Data Systems Corp.	2,004,057
5,871	Amdocs Ltd.	411,851
4,085	Black Knight, Inc. (a)	302,249
4,386	Booz Allen Hamilton Holding Corp. - Class A	353,205
1,036	Broadridge Financial Solutions, Inc.	158,612
3,214	CACI International, Inc. - Class A (a)	792,765
12,604	Cognizant Technology Solutions Corp. - Class A	984,624
5,504	Concentrix Corp. (a)	824,059
6,780	CoreLogic, Inc.	537,315
59,246	DXC Technology Co. (a)	1,852,030
1,029	EPAM Systems, Inc. (a)	408,194
3,677	Euronet Worldwide, Inc. (a)	508,529
5,286	Fastly, Inc. - Class A (a)(b)	355,642
5,441	Fidelity National Information Services, Inc.	765,059
8,576	Fiserv, Inc. (a)	1,020,887
556	FleetCor Technologies, Inc. (a)	149,358
1,795	Gartner, Inc. (a)	327,677
8,668	Genpact, Ltd.	371,164
2,241	Global Payments, Inc.	451,741
3,004	GoDaddy, Inc. - Class A (a)	233,170
8,795	MasterCard, Inc. - Class A	3,131,460
1,546	MongoDB, Inc. (a)	413,447
2,162	Okta, Inc. - Class A (a)	476,570
9,614	PayPal Holdings, Inc. (a)	2,334,664
5,737	Science Applications International Corp.	479,556
5,041	Square, Inc. - Class A (a)	1,144,559
12,400	The Western Union Co. (b)	305,784
1,906	Twilio, Inc. - Class A (a)	649,489
2,820	VeriSign, Inc. (a)	560,503
13,119	Visa, Inc. - Class A	2,777,686
2,473	WEX, Inc. (a)	517,401

		28,592,758

	Leisure Products - 0.48%
2,462	Brunswick Corp.	234,801
32,649	Mattel, Inc. (a)	650,368
5,834	Peloton Interactive, Inc. - Class A (a)	655,975
2,175	Polaris Industries, Inc.	290,363
3,080	Pool Corp.	1,063,339

		2,894,846

	Life Sciences Tools & Services - 1.23%
2,919	10X Genomics, Inc. - Class A (a)	528,339
4,264	Adaptive Biotechnologies Corp. (a)	171,669

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Life Sciences Tools & Services (Continued)
679	Bio-Rad Laboratories, Inc. - Class A (a)	$387,824
899	Bio-Techne Corp.	343,355
4,895	Bruker Corp.	314,651
1,963	Charles River Laboratories International, Inc. (a)	568,936
1,797	Illumina, Inc. (a)	690,156
1,686	IQVIA Holdings, Inc. (a)	325,634
702	Mettler-Toledo International, Inc. (a)	811,294
4,884	PPD, Inc. (a)	184,810
7,624	QIAGEN NV (a)(b)	371,213
6,602	Syneos Health, Inc. (a)	500,762
3,637	Thermo Fisher Scientific, Inc.	1,659,854
1,989	Waters Corp. (a)	565,214

		7,423,711

	Machinery - 1.65%
9,463	AGCO Corp.	1,359,360
4,127	Caterpillar, Inc.	956,927
1,837	Cummins, Inc.	475,985
2,049	Deere & Co.	766,613
4,671	Donaldson Co., Inc.	271,665
1,319	Dover Corp.	180,874
30,199	Gates Industrial Corp PLC (a)	482,882
6,628	Graco, Inc.	474,697
615	IDEX Corp.	128,732
4,569	Illinois Tool Works, Inc.	1,012,125
3,945	Lincoln Electric Holdings, Inc.	484,998
1,529	Nordson Corp.	303,782
4,015	Oshkosh Corp.	476,420
671	Parker-Hannifin Corp.	211,654
4,024	Pentair PLC	250,776
920	Snap-on, Inc.	212,281
10,471	The Timken Co.	849,931
5,601	The Toro Co.	577,687
1,259	Valmont Industries, Inc.	299,227
2,332	Wabtec Corp.	184,601

		9,961,217

	Media - 1.69%
1,317	Charter Communications, Inc. - Class A (a)	812,615
28,552	Comcast Corp. - Class A	1,544,949
19,791	Discovery Communications, Inc. - Series A (a)(b)	860,117
18,966	Discovery Communications, Inc. - Series C (a)(b)	699,656
8,990	Fox Corp. - Class A	324,629
7,178	Fox Corp. - Class B	250,728
4,328	John Wiley & Sons, Inc. - Class A	234,578
17,355	Liberty Media Corp.-Liberty SiriusXM - Class A (a)(b)	765,008
19,072	Liberty Media Corp.-Liberty SiriusXM - Class C (a)	841,266
16,397	News Corp. - Class A	416,976
14,872	News Corp. - Class B	348,897
3,887	Nexstar Media Group, Inc. - Class A	545,851
79,835	Sirius XM Holdings, Inc. (b)	486,195
11,256	The Interpublic Group of Companies, Inc.	328,675
9,360	The New York Times Co. - Class A	473,803
10,805	ViacomCBS, Inc. - Class A	509,672
16,083	ViacomCBS, Inc. - Class B (b)	725,343

		10,168,958

Number of Shares		Value
	Metals & Mining - 0.59%
21,671	Freeport-McMoRan, Inc. (a)	$713,626
8,538	Newmont Goldcorp Corp.	514,585
1,754	Nucor Corp.	140,793
10,192	Reliance Steel & Aluminum Co.	1,552,140
7,180	Southern Copper Corp.	487,307
2,593	Steel Dynamics, Inc.	131,621

		3,540,072

	Multiline Retail - 1.40%
2,895	Burlington Stores, Inc. (a)	865,026
5,005	Dollar General Corp.	1,014,113
2,542	Dollar Tree, Inc. (a)	290,957
53,654	Kohl’s Corp.	3,198,315
22,511	Nordstrom, Inc. (a)(b)	852,492
3,830	Ollie’s Bargain Outlet Holdings, Inc. (a)(b)	333,210
9,438	Target Corp.	1,869,385

		8,423,498

	Multi-Utilities - 0.21%
5,853	CenterPoint Energy, Inc.	132,570
2,724	Consolidated Edison, Inc.	203,755
1,880	DTE Energy Co.	250,303
8,698	MDU Resources Group, Inc.	274,944
4,107	Public Service Enterprise Group, Inc. (b)	247,283
1,114	Sempra Energy	147,694

		1,256,549

	Oil, Gas & Consumable Fuels - 0.49%
50,675	Antero Midstream Corp.	457,595
6,467	APA Corp.	115,759
1,679	Cheniere Energy, Inc. (a)	120,905
2,524	Chevron Corp.	264,490
5,575	Cimarex Energy Co.	331,099
5,462	Devon Energy Corp.	119,345
1,824	EOG Resources, Inc.	132,295
85,810	Equitrans Midstream Corp.	700,210
2,181	Exxon Mobil Corp.	121,765
11,261	Marathon Oil Corp.	120,268
10,120	Targa Resources Corp.	321,310
5,305	The Williams Companies, Inc.	125,675

		2,930,716

	Personal Products - 0.46%
15,613	Herbalife Nutrition, Ltd. (a)	692,593
14,992	Nu Skin Enterprises, Inc. - Class A	792,927
4,379	The Estee Lauder Cos., Inc. - Class A	1,273,632

		2,759,152

	Pharmaceuticals - 4.19%
17,992	Abbott Laboratories	2,156,161
27,326	AbbVie, Inc.	2,957,220
34,399	Bristol-Myers Squibb Co.	2,171,609
5,263	Catalent, Inc. (a)	554,247
12,632	Eli Lilly & Co.	2,359,910
5,997	Horizon Therapeutics PLC (a)	551,964
5,588	Jazz Pharmaceuticals PLC (a)(b)	918,500
38,120	Johnson & Johnson	6,265,022
30,850	Merck & Co., Inc.	2,378,226
26,955	Perrigo Co. PLC	1,090,869
48,283	Pfizer, Inc.	1,749,293
66,283	Viatris, Inc. (a)	925,973
7,342	Zoetis, Inc.	1,156,218

		25,235,212

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Professional Services - 0.39%
16,220	ManpowerGroup, Inc.	$1,604,158
9,792	Robert Half International, Inc.	764,461

		2,368,619

	Real Estate Management & Development - 0.45%
7,391	CBRE Group, Inc. - Class A (a)	584,702
12,044	Jones Lang LaSalle, Inc. (a)	2,156,358

		2,741,060

	Road & Rail - 0.91%
592	AMERCO	362,659
1,904	CSX Corp.	183,584
1,219	J.B. Hunt Transport Services, Inc.	204,877
885	Kansas City Southern	233,569
4,761	Knight-Swift Transportation Holdings, Inc.	228,957
4,683	Landstar System, Inc.	772,976
963	Norfolk Southern Corp.	258,585
1,548	Old Dominion Freight Line, Inc.	372,155
24,916	Ryder System, Inc.	1,884,895
5,824	Uber Technologies, Inc. (a)	317,466
2,992	Union Pacific Corp.	659,467

		5,479,190

	Semiconductors & Semiconductor Equipment - 5.57%
28,440	Advanced Micro Devices, Inc. (a)	2,232,540
2,379	Analog Devices, Inc.	368,935
16,998	Applied Materials, Inc.	2,270,933
4,757	Broadcom, Inc.	2,205,631
10,536	Cirrus Logic, Inc. (a)	893,347
1,719	Cree, Inc. (a)(b)	185,875
5,231	Entegris, Inc.	584,826
1,926	First Solar, Inc. (a)	168,140
2,599	Inphi Corp. (a)	463,687
78,985	Intel Corp.	5,055,040
3,672	KLA-Tencor Corp.	1,213,229
3,314	Lam Research Corp.	1,972,625
6,736	Marvell Technology Group, Ltd. (b)	329,929
4,912	Maxim Integrated Products, Inc. (a)	448,809
3,440	Microchip Technology, Inc.	533,957
12,099	Micron Technology, Inc. (a)	1,067,253
3,761	MKS Instruments, Inc. (b)	697,365
2,014	Monolithic Power Systems, Inc.	711,365
8,454	NVIDIA Corp.	4,513,844
28,065	ON Semiconductor Corp. (a)	1,167,785
5,954	Qorvo, Inc. (a)	1,087,796
5,069	Skyworks Solutions, Inc.	930,060
1,705	SolarEdge Technologies, Inc. (a)	490,085
9,410	Teradyne, Inc.	1,145,009
12,913	Texas Instruments, Inc.	2,440,428
3,362	Xilinx, Inc. (a)	416,552

		33,595,045

	Software - 10.45%
16,527	2U, Inc. (a)(b)	631,827
7,247	Adobe Systems, Inc. (a)	3,445,006
2,056	Alteryx, Inc. - Class A (a)	170,566
10,491	Anaplan, Inc. (a)	564,940
701	ANSYS, Inc. (a)	238,032
3,032	Aspen Technology, Inc. (a)	437,609
2,588	Atlassian Corp. PLC - Class A (a)	545,447

Number of Shares		Value
	Software (Continued)
4,176	Autodesk, Inc. (a)	$1,157,378
2,305	Avalara, Inc. (a)	307,556
2,545	Bill.com Holdings, Inc. (a)	370,297
9,281	Cadence Design System, Inc. (a)	1,271,404
6,297	CDK Global, Inc. (b)	340,416
7,015	Citrix Systems, Inc.	984,625
6,241	Cloudflare, Inc. - Class A (a)	438,493
1,485	Coupa Software, Inc. (a)(b)	377,903
3,312	Crowdstrike Holdings, Inc. - Class A (a)	604,473
5,165	Datadog, Inc. - Class A (a)	430,451
5,328	DocuSign, Inc. (a)	1,078,654
15,701	Dropbox, Inc. - Class A (a)	418,589
5,144	Dynatrace, Inc. (a)	248,147
2,266	Elastic NV (a)	251,979
2,198	Fair Isaac Corp. (a)	1,068,338
2,954	Five9, Inc. (a)	461,799
4,479	Fortinet, Inc. (a)	826,017
823	HubSpot, Inc. (a)	373,815
2,764	Intuit, Inc.	1,058,778
2,523	Jack Henry & Associates, Inc.	382,790
9,498	Manhattan Associates, Inc. (a)	1,114,875
116,211	Microsoft Corp.	27,399,067
3,458	New Relic, Inc. (a)(b)	212,598
36,086	NortonLifeLock, Inc.	767,188
21,303	Nuance Communications, Inc. (a)(b)	929,663
14,379	Nutanix, Inc. - Class A (a)	381,906
21,715	Oracle Corp.	1,523,742
5,781	PagerDuty, Inc. (a)	232,570
990	Paycom Software, Inc. (a)	366,359
1,444	Paylocity Holding Corp. (a)	259,674
6,247	Pegasystems, Inc. (b)	714,282
993	Proofpoint, Inc. (a)	124,909
2,424	PTC, Inc. (a)	333,664
4,997	RingCentral, Inc. - Class A (a)	1,488,506
7,232	salesforce.com, Inc. (a)	1,532,244
3,451	ServiceNow, Inc. (a)	1,725,880
4,102	Smartsheet, Inc. - Class A (a)	262,200
1,694	Splunk, Inc. (a)	229,503
8,722	SS&C Technologies Holdings, Inc.	609,406
3,819	Synopsys, Inc. (a)	946,272
670	The Trade Desk, Inc. - Class A (a)	436,612
1,013	Tyler Technologies, Inc. (a)	430,049
1,673	VMware, Inc. - Class A (a)(b)	251,703
1,949	Workday, Inc. - Class A (a)	484,190
3,681	Zendesk, Inc. (a)(b)	488,174
1,758	Zoom Video Communications, Inc. - Class A (a)	564,828
4,298	Zscaler, Inc. (a)	737,838

		63,033,231

	Specialty Retail - 4.36%
1,551	Advance Auto Parts, Inc.	284,593
28,390	AutoNation, Inc. (a)	2,646,516
788	AutoZone, Inc. (a)	1,106,588
9,523	Best Buy Co., Inc.	1,093,336
1,404	Carvana Co. (a)(b)	368,410
11,087	Dick’s Sporting Goods, Inc. (b)	844,275
1,655	Five Below, Inc. (a)	315,757
3,902	Floor & Decor Holdings, Inc. - Class A (a)	372,563
18,801	Foot Locker, Inc.	1,057,556
22,129	L Brands, Inc. (a)	1,368,900

See notes to financial statements.

GuideMark® Large Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Specialty Retail (Continued)
13,483	Lowe’s Cos., Inc.	$2,564,197
1,882	O’Reilly Automotive, Inc. (a)	954,645
25,619	Penske Automotive Group, Inc.	2,055,669
2,275	Ross Stores, Inc.	272,795
1,651	Sherwin-Williams Co.	1,218,455
31,864	The Gap, Inc. (a)(b)	948,910
16,294	The Home Depot, Inc.	4,973,743
11,603	The TJX Cos., Inc.	767,538
4,976	Tractor Supply Co.	881,150
2,472	Ulta Beauty, Inc. (a)	764,268
3,282	Vroom, Inc. (a)	127,965
7,145	Williams Sonoma, Inc. (b)	1,280,384

		26,268,213

	Technology Hardware, Storage & Peripherals - 5.79%
250,359	Apple, Inc.	30,581,352
1,396	Dell Technologies, Inc. - Class C (a)	123,058
12,136	HP, Inc.	385,318
7,548	International Business Machines Corp.	1,005,847
17,492	NCR Corp. (a)	663,821
9,717	NetApp, Inc.	706,134
26,967	Pure Storage, Inc. - Class A (a)(b)	580,869
18,643	Teradata Corp. (a)(b)	718,501
7,254	Xerox Holdings Corp. (b)	176,055

		34,940,955

	Textiles, Apparel & Luxury Goods - 1.94%
19,525	Capri Holdings, Ltd. (a)	995,775
4,409	Carter’s, Inc. (a)	392,092
5,320	Columbia Sportswear Co.	561,952
5,044	lululemon athletica, Inc. (a)(b)	1,547,045
17,729	NIKE, Inc. - Class B	2,356,007
14,843	PVH Corp. (a)	1,568,905
4,096	Ralph Lauren Corp. - Class A (a)	504,463
11,450	Skechers U.S.A., Inc. - Class A (a)	477,580
29,781	Tapestry, Inc. (a)	1,227,275
41,942	Under Armour, Inc. - Class A (a)(b)	929,435
26,607	Under Armour, Inc. - Class C (a)(b)	491,165
8,220	VF Corp.	656,942

		11,708,636

	Tobacco - 0.37%
3,774	Altria Group, Inc.	193,078
22,856	Philip Morris International, Inc.	2,028,241

		2,221,319

	Trading Companies & Distributors - 0.74%
16,968	Fastenal Co.	853,151
7,154	MSC Industrial Direct Co., Inc. - Class A	645,219
1,317	United Rentals, Inc. (a)	433,701
58,513	Univar, Inc. (a)	1,260,370
2,021	W.W. Grainger, Inc.	810,280
1,774	Watsco, Inc. - Class A (b)	462,571

		4,465,292

	Transportation Infrastructure - 0.05%
8,570	Macquarie Infrastructure Corp.	272,612

	Wireless Telecommunication Services - 0.05%
8,252	United States Cellular Corp. (a)	301,033

	Total Common Stocks (Cost $322,011,736)	577,837,100

Number of Shares		Value
	INVESTMENT COMPANIES - 2.38%
	Exchange Traded Funds - 2.38%
39,377	Vanguard S&P 500 ETF	$14,345,041

	Total Investment Companies (Cost $10,165,054)	14,345,041

	REAL ESTATE INVESTMENT TRUSTS - 0.96%
	Real Estate Investment Trusts - 0.96%
8,245	American Homes 4 Rent - Class A	274,888
314,505	Apartment Investment and Management Co. - Class A	1,931,061
11,647	Brandywine Realty Trust	150,363
13,667	Brixmor Property Group, Inc.	276,483
11,366	Brookfield Property REIT, Inc. - Class A	204,020
2,446	Camden Property Trust	268,840
6,200	Corporate Office Properties Trust	163,246
3,292	CubeSmart	124,536
2,815	Digital Realty Trust, Inc.	396,465
81,102	Empire State Realty Trust, Inc. - Class A (a)(b)	902,665
952	Extra Space Storage, Inc.	126,188
3,666	Highwoods Properties, Inc.	157,418
2,141	Life Storage, Inc.	184,019
53,033	Paramount Group, Inc.	537,224
4,429	VICI Properties, Inc.	125,075

	Total Real Estate Investment Trusts (Cost $4,804,071)	5,822,491

	SHORT TERM INVESTMENTS - 0.72%
	Money Market Funds - 0.72%
4,347,830	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.04% (c)	4,347,830

	Total Short Term Investments (Cost $4,347,830)	4,347,830

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 5.63%
33,919,804	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.11% (c)	33,919,804

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $33,919,804)	33,919,804

	Total Investments (Cost $375,248,495) - 105.55%	636,272,266
	Liabilities in Excess of Other Assets - (5.55)%	(33,482,969)

	TOTAL NET ASSETS - 100.00%	$602,789,297

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of March 31, 2021.

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS

March 31, 2021

Number of Shares		Value
	COMMON STOCKS - 85.62%
	Argentina - 0.31%
932	Globant SA - ADR (a)	$193,492
26,700	YPF SA - ADR (a)	109,737

		303,229

	Brazil - 4.33%
43,485	Ambev SA	118,357
13,415	B3 SA - Brasil Bolsa Balcao	130,297
18,352	Banco do Brasil SA	99,542
3,149	Banco Inter SA	87,455
31,060	BB Seguridade Participacoes SA	133,816
15,268	Cia de Saneamento Basico do Estado de Sao Paulo	111,133
23,742	Cia Siderurgica Nacional SA	159,147
44,925	Hapvida Participacoes e Investimentos SA	118,525
49,607	JBS SA	265,280
20,630	Klabin SA (a)	100,866
20,096	Lojas Renner SA	151,774
93,870	Magazine Luiza SA	334,878
13,627	Natura & Co., Holding SA (a)	116,281
11,648	Notre Dame Intermedica Participacoes SA	171,554
54,732	Petroleo Brasileiro SA	233,080
63,055	Raia Drogasil SA	281,855
22,560	Sul America SA	137,398
9,594	Suzano SA (a)	117,286
49,899	Vale SA	864,621
51,477	Via Varejo SA (a)	110,204
27,710	WEG SA	368,686

		4,212,035

	Chile - 0.37%
96,093	Cencosud SA	205,400
34,490	Falabella SA	156,647

		362,047

	China - 25.51%
373,865	Agricultural Bank of China, Ltd. - Series H	149,868
6,516	Airtac International Group	232,426
19,218	Alibaba Group Holding, Ltd. - ADR (a)	4,357,297
25,182	Anhui Conch Cement Co., Ltd. - Series H	164,444
14,532	ANTA Sports Products, Ltd.	238,352
1,070	Autohome, Inc. - ADR (b)	99,799
2,593	Baidu, Inc. - ADR (a)	564,107
877,670	Bank of China, Ltd. - Series H	334,773
246,960	Bank of Communications Co., Ltd. - Series H	157,472
4,540	Baozun, Inc. - ADR (a)(b)	173,156
287	BeiGene, Ltd. - ADR (a)	99,899
1,961	Bilibili, Inc. - ADR (a)	209,945
5,713	BYD Co., Ltd. - Series H	123,611
19,947	BYD Electronic International Co., Ltd.	117,583
3,241	CanSino Biologics, Inc. - Series H (a)	122,974
569,672	China Cinda Asset Management Co., Ltd. - Series H	118,837
268,528	China CITIC Bank Corp., Ltd. - Series H	136,575
205,203	China Communications Services Corp., Ltd. - Series H	92,443
780,597	China Construction Bank Corp. - Series H	657,978
347,000	China Everbright Bank Co., Ltd. - Series H	151,571
185,323	China Hongqiao Group, Ltd.	247,862
26,659	China Meidong Auto Holdings, Ltd.	123,808
26,705	China Merchants Bank Co., Ltd. - Series H	204,592
230,247	China Minsheng Banking Corp., Ltd. - Series H	133,688

Number of Shares		Value
	China (Continued)
170,617	China National Building Material Co., Ltd. - Series H	$247,175
346,614	China Resources Pharmaceutical Group, Ltd.	216,381
169,767	China Southern Airlines Co., Ltd. - Series H (a)	126,026
125,120	COSCO SHIPPING Holdings Co., Ltd. - Series H (a)	161,941
19,609	Country Garden Services Holdings Co., Ltd.	199,864
177,622	CSPC Pharmaceutical Group, Ltd.	215,954
1,293	Daqo New Energy Corp. - ADR (a)	97,622
99,027	Dongfeng Motor Group Co., Ltd. - Series H	92,379
50,659	Great Wall Motor Co., Ltd. - Series H	141,647
3,349	GSX Techedu, Inc. - ADR (a)(b)	113,464
21,462	Haidilao International Holding, Ltd.	147,199
500,755	Industrial & Commercial Bank of China Ltd. - Series H	360,193
12,914	Innovent Biologics, Inc. (a)	132,074
8,785	JD.com, Inc. - ADR (a)(b)	740,839
1,555	JOYY, Inc. - ADR	145,750
199,859	Kaisa Group Holdings, Ltd.	99,088
54,570	Kingdee International Software Group Co., Ltd.	171,131
158,377	Lenovo Group, Ltd.	226,035
47,695	Li Ning Co., Ltd.	312,020
18,881	Longfor Properties Co., Ltd.	125,230
30,920	Meituan - Class B (a)	1,206,628
20,351	Microport Scientific Corp.	115,536
5,955	Momo, Inc. - ADR	87,777
4,590	NetEase, Inc. - ADR (b)	473,963
7,339	NIO, Inc. - ADR (a)	286,074
172,318	PICC Property & Casualty Co., Ltd. - Series H	149,934
3,123	Pinduoduo, Inc. - ADR (a)	418,107
52,932	Ping An Insurance Group Co. of China, Ltd. - Series H	633,139
94,865	Seazen Group, Ltd.	116,587
57,018	Shanghai Pharmaceuticals Holding Co., Ltd. - Series H	112,073
3,167	Silergy Corp.	261,219
5,944	Sunny Optical Technology Group Co., Ltd.	136,558
1,402	TAL Education Group - ADR (a)	75,498
59,941	Tencent Holdings, Ltd.	4,783,745
136,824	Tingyi Cayman Islands Holding Corp.	251,582
76,974	Topsports International Holdings, Ltd.	114,778
100,731	Uni-President China Holdings, Ltd.	122,562
14,454	Vipshop Holdings, Ltd. - ADR (a)	431,596
23,457	Wuxi Biologics Cayman, Inc. (a)	295,811
62,913	Xiaomi Corp. (a)	210,136
86,748	Xinyi Solar Holdings, Ltd.	143,789
72,489	Yadea Group Holdings, Ltd.	161,482
120,761	Yanzhou Coal Mining Co., Ltd. - Series H	143,210
20,942	Yihai International Holding, Ltd.	218,495
6,045	Yum China Holdings, Inc.	357,925
1,416	Zai Lab Ltd. - ADR (a)	188,937
20,376	Zhongsheng Group Holdings, Ltd.	144,349
74,293	Zijin Mining Group Co., Ltd. - Series H	91,879

		24,818,441

	Cyprus - 0.10%
1,703	TCS Group Holding PLC (d)	98,700

	Egypt - 0.21%
54,211	Commercial International Bank Egypt SAE	199,339

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Hong Kong - 2.11%
34,569	Beijing Enterprises Holdings, Ltd.	$122,354
332,982	Bosideng International Holdings, Ltd.	150,372
399,513	China Youzan, Ltd. (a)	131,658
243,638	China Jinmao Holdings Group, Ltd.	98,053
40,216	China Mengniu Dairy Co., Ltd.	231,675
15,171	China Resources Beer Holdings Co., Ltd.	119,574
89,903	China Resources Cement Holdings, Ltd.	101,412
63,200	China Taiping Insurance Holdings Co., Ltd.	129,252
39,664	Hopson Development Holdings, Ltd.	143,027
43,417	Kingboard Chemical Holdings, Ltd.	234,990
195,089	Kunlun Energy Co., Ltd.	205,822
33,223	Shimao Property Holdings, Ltd.	104,905
134,762	Sino Biopharmaceutical, Ltd.	135,280
612,961	Yuexiu Property Co., Ltd.	139,106

		2,047,480

	Hungary - 0.29%
16,022	MOL Hungarian Oil & Gas Plc (a)	115,987
5,750	Richter Gedeon Nyrt	169,528

		285,515

	India - 9.42%
14,887	Adani Green Energy, Ltd. (a)	225,882
9,436	Adani Port & Special Economic Zone, Ltd. (a)	90,860
2,929	Apollo Hospitals Enterprise, Ltd.	116,550
6,122	Asian Paints, Ltd.	213,002
12,157	Aurobindo Pharma, Ltd.	146,914
9,076	Cipla, Ltd. (a)	101,400
7,870	Colgate-Palmolive India, Ltd.	168,178
15,965	Dabur India, Ltd.	118,218
5,602	Divi’s Laboratories, Ltd. (a)	278,032
4,115	Dr. Reddy’s Laboratories, Ltd.	254,576
14,668	Grasim Industries, Ltd.	291,769
6,692	Havells India, Ltd.	96,379
36,488	HCL Technologies, Ltd.	491,791
5,869	HDFC Asset Management Co., Ltd.	235,024
11,862	HDFC Life Insurance Co., Ltd. (a)	113,207
45,384	Hindalco Industries, Ltd.	204,147
4,109	Hindustan Unilever, Ltd.	137,046
12,978	Housing Development Finance Corp., Ltd.	445,916
25,648	ICICI Bank, Ltd. (a)	205,169
5,071	ICICI Lombard General Insurance Co., Ltd.	99,679
57,688	Infosys, Ltd.	1,082,469
4,904	Ipca Laboratories, Ltd.	127,836
4,646	Larsen & Toubro Infotech, Ltd.	258,307
19,797	Marico, Ltd.	111,640
5,758	Muthoot Finance, Ltd. (a)	95,035
1,127	Nestle India, Ltd.	265,054
142,033	Oil & Natural Gas Corp., Ltd.	199,098
370	Page Industries, Ltd.	153,794
4,322	Pidilite Industries, Ltd. (a)	107,232
125,009	REC, Ltd.	225,168
18,913	Reliance Industries, Ltd.	520,036
10,654	Tata Consultancy Services, Ltd.	464,215
16,464	Tata Consumer Products, Ltd.	144,241
45,516	Tata Motors, Ltd. (a)	189,161
17,088	Tata Steel, Ltd.	190,643
9,079	Tech Mahindra, Ltd.	123,472
3,068	Torrent Pharmaceuticals, Ltd.	106,925
139,798	Vedanta, Ltd.	439,121

Number of Shares		Value
	India (Continued)
40,542	Wipro, Ltd.	$230,089
35,514	Zee Entertainment Enterprises, Ltd.	99,145

		9,166,420

	Indonesia - 1.00%
637,700	Aneka Tambang Tbk	99,413
44,748	Bank Central Asia Tbk PT	95,832
233,522	Indah Kiat Pulp & Paper Corp. Tbk PT	168,409
296,654	Indofood Sukses Makmur Tbk PT	135,117
1,215,482	Kalbe Farma Tbk PT	131,381
764,160	Merdeka Copper Gold Tbk PT (a)	113,667
463,270	Telekomunikasi Indonesia Persero Tbk PT	109,349
260,065	Unilever Indonesia Tbk PT	117,813

		970,981

	Mexico - 1.65%
400,485	America Movil SAB de CV - Series L	272,940
70,120	Becle SAB de CV	159,935
484,811	Cemex SAB de CV (a)	340,847
9,053	Gruma SAB de CV - Series B	107,186
70,159	Grupo Bimbo SAB de CV - Series A	147,255
53,835	Grupo Mexico SAB de CV - Series B	283,773
93,130	Wal-Mart de Mexico SAB de CV	294,114

		1,606,050

	Philippines - 0.47%
5,802	Globe Telecom, Inc.	224,977
1,399,258	Metro Pacific Investments Corp.	107,990
4,771	PLDT, Inc.	120,693

		453,660

	Poland - 0.62%
4,277	Dino Polska SA (a)	281,953
62,574	Orange Polska SA (a)	104,182
62,689	PGE Polska Grupa Energetyczna SA (a)	107,777
69,306	Polskie Gornictwo Naftowe i Gazownictwo SA	105,387

		599,299

	Peru - 0.10%
1,412	Southern Copper Corp.	95,832

	Qatar - 0.77%
91,205	Masraf Al Rayan QSC	107,495
137,960	Ooredoo QPSC	268,340
27,710	Qatar Islamic Bank SAQ	125,313
50,280	Qatar National Bank QPSC	248,521

		749,669

	Republic of Korea - 14.28%
1,950	Alteogen, Inc. (a)	155,134
925	Amorepacific Corp.	212,437
1,113	Celltrion Healthcare Co., Ltd. (a)	134,314
913	Celltrion Pharm, Inc. (a)	121,736
512	Celltrion, Inc. (a)	147,579
8,743	Cheil Worldwide, Inc.	164,672
467	CJ CheilJedang Corp.	169,923
1,860	CJ Corp.	155,121
791	CJ ENM Co., Ltd.	99,944
3,929	DB Insurance Co., Ltd.	164,296
6,073	GS Engineering & Construction Corp.	231,988
5,093	GS Holdings Corp.	176,719
3,062	GS Retail Co., Ltd.	103,583
5,533	Hana Financial Group, Inc.	209,275

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Republic of Korea (Continued)
4,323	Hankook Tire Co., Ltd.	$188,163
2,458	Hanwha Chemical Corp. (a)	109,888
5,513	Hanwha Corp.	156,139
4,188	Hyundai Engineering & Construction Co., Ltd.	163,746
1,003	Hyundai Glovis Co., Ltd.	167,106
5,096	Hyundai Marine & Fire Insurance Co., Ltd.	110,410
441	Hyundai Mobis Co., Ltd.	114,392
562	Hyundai Motor Co.	108,920
16,741	Industrial Bank of Korea	135,609
713	Kakao Corp.	314,704
4,354	KB Financial Group, Inc.	214,598
5,113	Kia Motors Corp.	375,827
4,064	Korea Gas Corp. (a)	121,419
1,180	Korea Investment Holdings Co., Ltd.	89,651
467	Kumho Petrochemical Co., Ltd.	109,471
342	LG Chemical, Ltd.	244,743
2,269	LG Electronics, Inc.	302,923
236	LG Household & Health Care, Ltd.	327,480
15,796	LG Uplus Corp.	171,400
3,233	Lotte Corp.	97,378
1,482	Lotte Shopping Co., Ltd.	165,764
46,426	Meritz Securities Co., Ltd.	189,608
11,298	Mirae Asset Daewoo Co., Ltd.	98,832
1,116	Naver Corp.	373,639
449	NCSoft Corp.	347,052
9,686	NH Investment & Securities Co., Ltd.	100,106
1,006	Orion Corp.	116,682
681	Pearl Abyss Corp. (a)	186,186
1,183	POSCO	335,210
818	POSCO Chemical Co., Ltd.	113,081
721	Samsung Electro-Mechanics Co., Ltd.	120,347
51,401	Samsung Electronics Co., Ltd.	3,718,586
463	Samsung SDI Co., Ltd.	272,254
2,897	Samsung Securities Co., Ltd.	101,409
1,777	Seegene, Inc.	204,714
1,866	Shin Poong Pharmaceutical Co., Ltd.	141,582
7,430	Shinhan Financial Group Co., Ltd.	246,765
529	Shinsegae, Inc.	132,012
453	SK Chemicals Co., Ltd.	100,767
5,371	SK Hynix, Inc.	634,110
3,601	Woongjin Coway Co., Ltd.	209,213
12,323	Woori Financial Group Inc.	109,991

		13,888,598

	Russian Federation - 2.58%
4,630	LUKOIL PJSC - ADR	374,058
9,067	Magnit PJSC - ADR (d)	135,927
7,479	MMC Norilsk Nickel PJSC - ADR (b)	234,018
12,192	Mobile TeleSystems PJSC - ADR	101,681
3,627	Novolipetsk Steel PJSC - GDR	115,592
2,567	Polyus PJSC - GDR (d)	236,184
30,029	Sberbank of Russia PJSC - ADR	462,747
9,904	Severstal PJSC - GDR (d)	199,776
36,200	Surgutneftegas OJSC - ADR	163,805
4,243	Tatneft PJSC - ADR (b)	198,700
3,865	X5 Retail Group NV - GDR (d)	124,595
2,515	Yandex NV - Class A - ADR (a)	161,111

		2,508,194

Number of Shares		Value
	South Africa - 4.01%
21,809	Absa Group, Ltd.	$186,308
5,915	African Rainbow Minerals, Ltd.	111,093
1,408	Anglo American Platinum, Ltd.	205,351
5,801	AngloGold Ashanti, Ltd.	126,270
20,362	Aspen Pharmacare Holdings, Ltd. (a)	198,960
7,292	Bid Corp., Ltd. (a)	141,358
7,902	Clicks Group, Ltd.	128,702
50,165	FirstRand, Ltd.	175,312
17,627	Gold Fields, Ltd.	165,673
19,194	Impala Platinum Holdings, Ltd.	354,351
4,843	Kumba Iron Ore, Ltd.	199,445
13,842	Mr. Price Group, Ltd.	181,310
19,943	MTN Group, Ltd.	117,135
19,305	MultiChoice Group, Ltd.	168,121
2,263	Naspers, Ltd. - N Shares	542,012
21,482	Nedbank Group, Ltd.	203,659
7,473	Northam Platinum, Ltd. (a)	129,838
6,791	Sasol, Ltd. (a)	98,126
27,370	Sibanye Stillwater, Ltd.	121,846
17,604	Standard Bank Group, Ltd.	149,454
57,566	Woolworths Holdings, Ltd. (a)	192,811

		3,897,135

	Taiwan, Province of China - 14.97%
28,514	Accton Technology Corp.	277,218
102,617	Acer, Inc.	113,562
20,761	Advantech Co., Ltd.	258,978
3,175	ASMedia Technology, Inc.	167,598
138,815	AU Optronics Corp. (a)	103,558
69,121	Cathay Financial Holding Co., Ltd.	116,392
32,975	Chailease Holding Co., Ltd.	228,226
43,026	Chicony Electronics Co., Ltd.	153,589
191,655	China Life Insurance Co., Ltd.	173,196
187,746	Compal Electronics, Inc.	176,276
19,794	Delta Electronics, Inc. - NVDR	201,871
11,065	Eclat Textile Co., Ltd.	186,489
161,701	Evergreen Marine Corp. Taiwan, Ltd. (a)	259,544
98,235	Far Eastern New Century Corp.	104,288
36,956	Feng TAY Enterprise Co., Ltd.	253,241
103,394	Fubon Financial Holding Co., Ltd.	206,325
6,782	Globalwafers Co., Ltd.	179,805
127,951	Hon Hai Precision Industry Co., Ltd.	561,285
144,294	Innolux Corp.	107,687
1,054	Largan Precision Co., Ltd.	119,208
56,679	Lite-On Technology Corp.	125,699
19,435	MediaTek, Inc.	668,502
34,179	Micro-Star International Co., Ltd.	210,009
10,617	Nan Ya Printed Circuit Board Corp.	132,767
22,253	Nien Made Enterprise Co., Ltd.	311,174
13,853	Novatek Microelectronics Corp.	282,190
24,045	Oneness Biotech Co., Ltd. (a)	223,495
107,426	Pou Chen Corp.	124,680
33,661	Powertech Technology, Inc.	124,942
26,608	President Chain Store Corp.	254,459
36,197	Quanta Computer, Inc.	124,845
23,737	Realtek Semiconductor Corp.	414,380
60,655	Ruentex Development Co., Ltd.	105,466
427,176	Shin Kong Financial Holding Co., Ltd.	137,370
59,629	Synnex Technology International Corp.	114,273
33,743	Taiwan Mobile Co., Ltd.	116,131

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Taiwan, Province of China (Continued)
269,519	Taiwan Semiconductor Manufacturing Co., Ltd.	$5,675,858
34,512	Unimicron Technology Corp.	111,578
138,249	Uni-President Enterprises Corp.	355,012
356,601	United Microelectronics Corp.	639,621
32,634	Vanguard International Semiconductor Corp.	124,466
9,815	Win Semiconductors Corp.	135,538
61,274	WPG Holdings, Ltd.	105,085

		14,565,876

	Thailand - 1.47%
20,684	Advanced Info Service PCL - NVDR	115,039
121,550	Charoen Pokphand Foods PCL - NVDR	115,004
61,152	CP ALL PCL - NVDR	135,679
36,443	Delta Electronics Thailand PCL - NVDR	340,063
253,363	Home Product Center PCL - NVDR	120,386
38,578	Krungthai Card PCL - NVDR	97,839
79,676	Muangthai Capital PCL - NVDR	180,726
125,548	Osotspa PCL - NVDR	141,819
68,680	Srisawad Corp. PCL - NVDR	187,586

		1,434,141

	Turkey - 0.93%
176,271	Akbank Turk AS	100,590
25,776	BIM Birlesik Magazalar AS	220,774
3,603	Ford Otomotiv Sanayi AS	84,345
115,676	Haci Omer Sabanci Holding AS	120,824
31,107	KOC Holding AS	73,354
106,286	Turkiye Garanti Bankasi AS	86,163
235,956	Turkiye Is Bankasi - Series C	138,115
315,645	Yapi ve Kredi Bankasi AS	84,327

		908,492

	United Arab Emirates - 0.12%
19,902	Emirates Telecommunications Group Co. PJSC	117,251

	Total Common Stocks (Cost $51,763,488)	83,288,384

	INVESTMENT COMPANIES - 11.24%
	China - 9.36%
73,173	iShares Core MSCI Emerging Markets ETF	4,709,414
99,416	KraneShares Bosera MSCI China ETF - Class A (b)	4,398,164

		9,107,578

	Saudi Arabia - 1.88%
50,796	iShares MSCI Saudi Arabia ETF (b)	1,825,100

	Total Investment Companies (Cost $9,188,235)	10,932,678

	PREFERRED STOCKS - 2.27%
	Brazil - 1.09%
42,605	Banco Bradesco SA	201,646
56,982	Cia Energetica de Minas Gerais	131,809
87,760	Cia Paranaense de Energia - Series B	111,325
22,680	Gerdau SA	121,285
47,999	Itau Unibanco Holding SA	238,347
58,108	Petroleo Brasileiro SA	249,728

		1,054,140

	Chile - 0.11%
2,030	Sociedad Quimica y Minera de Chile SA - Class B	108,248

Number of Shares		Value
	Republic of Korea - 1.07%
285	LG Chem, Ltd.	$97,503
393	LG Household & Health Care, Ltd.	238,185
10,895	Samsung Electronics Co., Ltd.	705,650

		1,041,338

	Total Preferred Stocks (Cost $1,459,595)	2,203,726

	RIGHTS - 0.00% (e)
	Chile - 0.00% (e)
378	Sociedad Quimica y Minera de Chile SA (a)	1,512

	Total Rights (Cost $0)	1,512

	SHORT TERM INVESTMENTS - 0.70%
	Money Market Funds - 0.70%
684,992	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.04% (c)	684,992

	Total Short Term Investments (Cost $684,992)	684,992

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 4.77%
4,637,812	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.11% (c)	4,637,812

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $4,637,812)	4,637,812

	Total Investments (Cost $67,734,122) - 104.60%	101,749,104
	Liabilities in Excess of Other Assets - (4.60)%	(4,853,241)

	TOTAL NET ASSETS - 100.00%	$96,895,863

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of March 31, 2021.
(d)	Regulation S securities, as defined under the Securities Act of 1933. Such securities are treated as liquid according to the Fund’s liquidity guidelines. The value of these securities total $795,182, which represents 0.82% of total net assets.
(e)	Less than 0.01%.

Glossary of Terms

ADR	-	American Depositary Receipt
GDR	-	Global Depositary Receipt
NVDR	-	Non-Voting Depositary Receipt

See notes to financial statements.

GuideMark® Emerging Markets Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY

March 31, 2021

COMMON STOCKS
Air Freight & Logistics	0.17%
Airlines	0.13%
Auto Components	0.31%
Automobiles	1.61%
Banks	6.05%
Beverages	0.55%
Biotechnology	0.95%
Capital Markets	1.09%
Chemicals	0.91%
Commercial Services & Supplies	0.21%
Communications Equipment	0.41%
Construction & Engineering	0.41%
Construction Materials	1.29%
Consumer Finance	0.58%
Containers & Packaging	0.10%
Diversified Consumer Services	0.19%
Diversified Financial Services	0.88%
Diversified Telecommunication Services	0.89%
Electric Utilities	0.11%
Electrical Equipment	0.48%
Electronic Equipment, Instruments & Components	2.74%
Entertainment	0.89%
Food & Staples Retailing	2.37%
Food Products	2.72%
Gas Utilities	0.25%
Health Care Equipment & Supplies	0.12%
Health Care Providers & Services	0.67%
Hotels, Restaurants & Leisure	0.52%
Household Durables	0.97%
Household Products	0.48%
Independent Power and Renewable Electricity Producers	0.23%
Industrial Conglomerates	0.60%
Insurance	2.37%
Interactive Media & Services	1.25%
Internet & Direct Marketing Retail	7.64%
IT Services	8.20%
Life Sciences Tools & Services	0.59%
Machinery	0.24%
Marine	0.43%
Media	1.00%
Metals & Mining	5.47%
Multiline Retail	1.17%
Oil, Gas & Consumable Fuels	2.72%
Paper & Forest Products	0.29%
Personal Products	0.75%

Pharmaceuticals	2.48%
Real Estate Management & Development	0.96%
Semiconductors & Semiconductor Equipment	13.63%
Software	0.87%
Specialty Retail	0.82%
Technology Hardware, Storage & Peripherals	1.64%
Textiles, Apparel & Luxury Goods	1.46%
Thrifts & Mortgage Finance	0.46%
Transportation Infrastructure	0.09%
Water Utilities	0.11%
Wireless Telecommunication Services	1.10%

TOTAL COMMON STOCKS	85.62%

INVESTMENT COMPANIES
Exchange Traded Funds	11.24%

TOTAL INVESTMENT COMPANIES	11.24%

PREFERRED STOCKS
Banks	0.45%
Chemicals	0.21%
Electric Utilities	0.25%
Metals & Mining	0.12%
Oil, Gas & Consumable Fuels	0.26%
Personal Products	0.24%
Semiconductors & Semiconductor Equipment	0.74%

TOTAL PREFERRED STOCKS	2.27%

RIGHTS
Chemicals	0.00%

TOTAL RIGHTS	0.00%

SHORT TERM INVESTMENTS
Money Market Funds	0.70%

TOTAL SHORT TERM INVESTMENTS	0.70%

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL
Private Investment Fund	4.77%

TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	4.77%

TOTAL INVESTMENTS	104.60%
Liabilities in Excess of Other Assets	(4.60)%

TOTAL NET ASSETS	100.00%

Percentages are stated as a percent of net assets.

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS

March 31, 2021

Number of Shares		Value
	COMMON STOCKS - 92.18%
	Aerospace & Defense - 0.74%
509	Aerojet Rocketdyne Holdings, Inc.	$23,903
204	AeroVironment, Inc. (a)	23,676
1,598	Astronics Corp. (a)	28,828
938	Axon Enterprise, Inc. (a)	133,590
453	BWX Technologies, Inc.	29,871
283	Curtiss-Wright Corp.	33,564
395	Ducommun, Inc. (a)	23,700
374	Hexcel Corp. (a)	20,944
835	Howmet Aerospace, Inc. (a)	26,828
280	Huntington Ingalls Industries, Inc.	57,638
1,178	Kratos Defense & Security Solutions, Inc. (a)	32,136
865	Maxar Technologies, Inc.	32,714
411	Moog, Inc. - Class A	34,175
908	Parsons Corp. (a)	36,719
1,362	Textron, Inc.	76,381
613	Vectrus, Inc. (a)	32,759
1,248	Virgin Galactic Holdings, Inc. (a)(b)	38,226

		685,652

	Air Freight & Logistics - 0.35%
612	Atlas Air Worldwide Holdings, Inc. (a)	36,989
2,482	Echo Global Logistics, Inc. (a)	77,960
466	Hub Group, Inc. - Class A (a)	31,353
8,035	Radiant Logistics, Inc. (a)	55,843
978	XPO Logistics, Inc. (a)	120,587

		322,732

	Airlines - 0.19%
445	Alaska Air Group, Inc. (a)	30,798
79	Allegiant Travel Co. (a)	19,281
218	Copa Holdings SA - Class A (a)	17,612
4,708	Mesa Air Group, Inc. (a)	63,323
750	SkyWest, Inc.	40,860

		171,874

	Auto Components - 0.83%
499	Adient PLC (a)	22,056
3,589	American Axle & Manufacturing Holdings, Inc. (a)	34,670
1,780	BorgWarner, Inc.	82,521
968	Cooper Tire & Rubber Co.	54,189
1,536	Dana, Inc.	37,371
404	Dorman Products, Inc. (a)	41,467
381	Fox Factory Holding Corp. (a)	48,410
2,520	Gentex Corp.	89,888
464	Gentherm, Inc. (a)	34,387
2,143	Goodyear Tire & Rubber Co. (a)	37,653
258	LCI Industries	34,128
341	Lear Corp.	61,806
2,834	Modine Manufacturing Co. (a)	41,858
865	Motorcar Parts of America, Inc. (a)	19,462
424	Standard Motor Products, Inc.	17,630
1,319	Stoneridge, Inc. (a)	41,957
216	Visteon Corp. (a)	26,341
896	XPEL, Inc. (a)	46,529

		772,323

	Automobiles - 0.22%
757	Harley-Davidson, Inc.	30,356
722	Thor Industries, Inc. (b)	97,282
674	Winnebago Industries, Inc.	51,703

Number of Shares		Value
	Automobiles (Continued)
1,520	Workhorse Group, Inc. (a)(b)	$20,930

		200,271

	Banks - 3.57%
920	Ameris Bancorp	48,309
1,911	Associated Banc-Corp.	40,781
693	Atlantic Union Bankshares Corp.	26,583
246	BancFirst Corp.	17,390
3,049	Bancorp, Inc. (a)	63,175
758	BancorpSouth, Inc.	24,620
455	Bank of Hawaii Corp.	40,718
1,046	Bank OZK (b)	42,729
779	BankUnited, Inc.	34,237
306	BOK Financial Corp.	27,332
923	Cadence BanCorp	19,134
937	Capital Bancorp, Inc. (a)	18,075
340	City Holding Co.	27,805
1,144	Comerica, Inc.	82,071
1,183	Commerce Bancshares, Inc.	90,630
229	Community Bank Systems, Inc.	17,569
432	Cullen Frost Bankers, Inc.	46,984
1,558	Customers Bancorp, Inc. (a)	49,576
737	Eagle Bancorp Montana, Inc.	17,924
579	Eagle Bancorp, Inc.	30,809
1,796	East West Bancorp, Inc.	132,545
508	Enterprise Financial Services Corp.	25,115
2,369	F.N.B. Corp.	30,086
2,103	First BanCorp (Puerto Rico)	23,680
105	First Citizens BancShares, Inc. - Class A	87,756
1,027	First Financial Bancorp.	24,648
1,365	First Financial Bankshares, Inc.	63,786
804	First Hawaiian, Inc.	22,005
5,258	First Horizon National Corp.	88,913
684	First Internet Bancorp	24,097
291	First Savings Financial Group, Inc.	19,538
663	First Western Financial, Inc. (a)	16,582
1,790	Fulton Financial Corp.	30,484
667	Glacier Bancorp, Inc.	38,072
1,650	HBT Financial, Inc.	28,248
1,517	Hilltop Holdings, Inc.	51,775
985	Home BancShares, Inc.	26,644
1,579	Hope Bancorp, Inc.	23,780
1,337	Independent Bank Corp.	31,607
412	Independent Bank Group, Inc.	29,763
371	International Bancshares Corp.	17,222
400	Lakeland Financial Corp.	27,676
654	Landmark Bancorp, Inc.	17,279
346	Live Oak Bancshares, Inc.	23,697
2,210	Macatawa Bank Corp.	21,989
712	Meridian Corp.	18,512
1,438	Metrocity Bankshares, Inc.	22,116
971	MVB Financial Corp.	32,820
328	Nicolet Bankshares, Inc. (a)	27,375
885	Northeast Bank	23,355
423	Northrim BanCorp, Inc.	17,982
1,437	Old National Bancorp	27,792
1,813	Old Second Bancorp, Inc.	23,950
420	Pacific Premier Bancorp, Inc.	18,245
139	Park National Corp.	17,973
1,432	Parke Bancorp, Inc.	28,626

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Banks (Continued)
503	Pinnacle Financial Partners, Inc.	$44,596
607	Plumas Bancorp	17,755
1,178	Popular, Inc.	82,837
551	Preferred Bank	35,088
700	Prosperity Bancshares, Inc.	52,423
452	Sandy Spring Bancorp, Inc.	19,630
838	ServisFirst Bancshares, Inc.	51,394
1,465	Shore Bancshares, Inc.	24,934
634	Signature Bank	143,347
307	Silvergate Capital Corp. - Class A (a)	43,646
919	Simmons First National Corp. - Class A	27,267
1,393	Sterling Bancorp	32,067
558	Stock Yards Bancorp, Inc.	28,491
2,082	Synovus Financial Corp.	95,251
649	TCF Financial Corp.	30,153
496	Texas Capital Bancshares, Inc. (a)	35,176
1,000	The Bank of N.T. Butterfield & Son, Ltd.	38,220
1,271	TriState Capital Holdings, Inc. (a)	29,309
234	Triumph Bancorp, Inc. (a)	18,109
342	UMB Financial Corp.	31,577
1,263	Unity Bancorp, Inc.	27,786
3,562	Valley National Bancorp	48,942
527	Washington Trust Bancorp, Inc.	27,209
976	Webster Financial Corp.	53,787
548	WesBanco, Inc. (b)	19,761
901	West Bancorporation, Inc.	21,705
1,599	Western Alliance Bancorp	151,010
737	Wintrust Financial Corp.	55,865
1,363	Zions Bancorporation	74,910

		3,314,429

	Beverages - 0.58%
171	Boston Beer Co., Inc. - Class A (a)	206,274
2,211	Celsius Holdings, Inc. (a)	106,238
197	Coca-Cola Consolidated, Inc.	56,890
316	MGP Ingredients, Inc.	18,691
1,104	National Beverage Corp.	53,997
12,037	NewAge, Inc. (a)	34,426
3,800	Primo Water Corp.	61,788

		538,304

	Biotechnology - 4.51%
1,553	ACADIA Pharmaceuticals, Inc. (a)	40,067
317	Acceleron Pharma, Inc. (a)	42,988
4,854	Achillion Pharmaceuticals, Inc. (a)(c)(d)(f)	2,233
1,181	Aduro Biotech, Inc. (a)(c)(d)(f)	—
4,880	Affimed NV (a)	38,601
561	Agios Pharmaceuticals, Inc. (a)	28,970
7,738	Akebia Therapeutics, Inc. (a)	26,193
2,352	Alkermes PLC (a)	43,935
203	Allakos, Inc. (a)	23,300
1,911	Amicus Therapeutics, Inc. (a)	18,881
2,672	Anavex Life Sciences Corp. (a)	39,946
511	Apellis Pharmaceuticals, Inc. (a)	21,927
445	Arcturus Therapeutics Holdings, Inc. (a)(b)	18,378
1,167	Arcus Biosciences, Inc. (a)	32,769
672	Arena Pharmaceuticals, Inc. (a)	46,630
697	Arrowhead Pharmaceuticals, Inc. (a)	46,218
2,170	Avid Bioservices, Inc. (a)	39,559
299	Beam Therapeutics, Inc. (a)(b)	23,932

Number of Shares		Value
	Biotechnology (Continued)
4,465	BioCryst Pharmaceuticals, Inc. (a)	$45,409
311	Biohaven Pharmaceutical Holding Co., Ltd. (a)(b)	21,257
655	Blueprint Medicines Corp. (a)	63,686
4,802	BrainStorm Cell Therapeutics, Inc. (a)	18,392
883	Bridgebio Pharma, Inc. (a)(b)	54,393
620	CareDx, Inc. (a)	42,216
994	Cassava Sciences, Inc. (a)(b)	44,680
531	Castle Biosciences, Inc. (a)	36,352
16,439	Catalyst Pharmaceuticals, Inc. (a)	75,784
1,436	CEL-SCI Corp. (a)(b)	21,842
374	ChemoCentryx, Inc. (a)	19,164
2,064	Chimerix, Inc. (a)	19,897
2,622	Coherus Biosciences, Inc. (a)	38,307
874	Cytokinetics, Inc. (a)	20,329
701	Denali Therapeutics, Inc. (a)(b)	40,027
815	DermTech, Inc. (a)(b)	41,394
1,812	Dicerna Pharmaceuticals, Inc. (a)	46,333
1,526	Eagle Pharmaceuticals, Inc. (a)	63,695
445	Editas Medicine, Inc. (a)(b)	18,690
1,097	Emergent BioSolutions, Inc. (a)	101,922
6,253	Exelixis, Inc. (a)	141,255
451	Fate Therapeutics, Inc. (a)	37,185
520	Five Prime Therapeutics, Inc. (a)	19,588
4,893	Fortress Biotech, Inc. (a)	17,272
1,156	Halozyme Therapeutics, Inc. (a)	48,194
2,876	Ideaya Biosciences, Inc. (a)	67,586
1,372	ImmunityBio, Inc. (a)(b)	32,571
4,239	ImmunoGen, Inc. (a)	34,336
1,153	Immunovant, Inc. (a)	18,494
2,823	Inovio Pharmaceuticals, Inc. (a)(b)	26,197
756	Insmed, Inc. (a)	25,749
627	Intellia Therapeutics, Inc. (a)	50,320
965	Invitae Corp. (a)(b)	36,873
399	Ionis Pharmaceuticals, Inc. (a)	17,939
852	Iovance Biotherapeutics, Inc. (a)(b)	26,974
4,300	Ironwood Pharmaceuticals, Inc. - Class A (a)	48,074
204	Karuna Therapeutics, Inc. (a)	24,527
307	Keros Therapeutics, Inc. (a)	18,896
330	Kodiak Sciences, Inc. (a)	37,419
255	Krystal Biotech, Inc. (a)	19,645
826	Kura Oncology, Inc. (a)	23,351
7,439	MannKind Corp. (a)	29,161
382	Mirati Therapeutics, Inc. (a)	65,437
299	Morphic Holding, Inc. (a)	18,921
1,419	Myriad Genetics, Inc. (a)	43,209
805	Natera, Inc. (a)(b)	81,740
832	Neurocrine Biosciences, Inc. (a)	80,912
602	NGM Biopharmaceuticals, Inc. (a)	17,500
407	Novavax, Inc. (a)(b)	73,793
4,189	Oncocyte Corp. (a)	21,741
6,633	OPKO Health, Inc. (a)	28,456
2,715	Organogenesis Holdings, Inc. (a)	49,467
738	Protagonist Therapeutics, Inc. (a)	19,114
491	PTC Therapeutics, Inc. (a)	23,249
7,223	Puma Biotechnology, Inc. (a)(b)	70,208
2,675	Radius Health, Inc. (a)	55,800
379	Repligen Corp. (a)	73,681
808	Replimune Group, Inc. (a)	24,652
610	Rocket Pharmaceuticals, Inc. (a)	27,066
1,150	Sage Therapeutics, Inc. (a)	86,078

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Biotechnology (Continued)
2,070	Sangamo Therapeutics, Inc. (a)	$25,937
590	Sarepta Therapeutics, Inc. (a)	43,973
348	Scholar Rock Holding Corp. (a)	17,630
7,262	Selecta Biosciences, Inc. (a)	32,861
904	Seres Therapeutics, Inc. (a)	18,613
2,671	Sorrento Therapeutics, Inc. (a)	22,089
339	SpringWorks Therapeutics, Inc. (a)	24,940
6,964	Stereotaxis, Inc. (a)	46,798
454	Stoke Therapeutics, Inc. (a)	17,633
871	Syndax Pharmaceuticals, Inc. (a)	19,476
869	TCR2 Therapeutics, Inc. (a)	19,188
1,046	TG Therapeutics, Inc. (a)	50,417
2,725	Translate Bio, Inc. (a)(b)	44,935
1,087	Travere Therapeutics, Inc. (a)	27,142
231	Turning Point Therapeutics, Inc. (a)	21,850
316	Twist Bioscience Corp. (a)	39,140
423	Ultragenyx Pharmaceutical, Inc. (a)	48,163
1,170	United Therapeutics Corp. (a)	195,706
2,876	UNITY Biotechnology, Inc. (a)	17,256
6,125	Vanda Pharmaceuticals, Inc. (a)	91,998
3,910	Vaxart, Inc. (a)(b)	23,656
6,795	VBI Vaccines, Inc. (a)	21,132
840	Veracyte, Inc. (a)	45,150
2,767	Vericel Corp. (a)(b)	153,707
832	Vir Biotechnology, Inc. (a)	42,657
1,277	XBiotech, Inc. (a)	21,926
460	Xencor, Inc. (a)	19,808

		4,184,707

	Building Products - 1.98%
1,860	A. O. Smith Corp. - Class A	125,755
727	AAON, Inc.	50,897
599	Advanced Drainage Systems, Inc.	61,931
782	Allegion PLC	98,235
4,158	Alpha Pro Tech, Ltd. (a)(b)	40,582
363	American Woodmark Corp. (a)	35,785
897	Apogee Enterprises, Inc.	36,669
199	Armstrong World Industries, Inc.	17,928
3,987	Builders FirstSource, Inc. (a)	184,877
1,959	Caesarstone, Ltd.	26,897
2,905	Cornerstone Building Brands, Inc. (a)	40,757
224	CSW Industrials, Inc.	30,240
1,905	Fortune Brands Home & Security, Inc.	182,537
1,017	Griffon Corp.	27,632
765	Insteel Industries, Inc.	23,593
1,681	JELD-WEN Holding, Inc. (a)	46,547
443	Lennox International, Inc. (b)	138,034
353	Masonite International Corp. (a)	40,680
1,261	Owens Corning, Inc.	116,125
485	Patrick Industries, Inc.	41,225
1,608	PGT Innovations, Inc. (a)	40,602
1,328	Quanex Building Products Corp.	34,833
1,857	Resideo Technologies, Inc. (a)	52,460
749	Simpson Manufacturing Co., Inc.	77,694
1,851	Trex Co., Inc. (a)(b)	169,441
1,254	UFP Industries, Inc.	95,103

		1,837,059

	Capital Markets - 2.41%
287	Affiliated Managers Group, Inc.	42,772

Number of Shares		Value
	Capital Markets (Continued)
1,462	Ares Management Corp. - Class A	$81,916
1,629	Artisan Partners Asset Management, Inc. - Class A	84,985
1,168	B. Riley Financial, Inc.	65,852
4,399	Brightsphere Investment Group, Inc.	89,652
733	Cohen & Steers, Inc.	47,887
2,109	Cowen Group, Inc. - Class A	74,131
214	Diamond Hill Investment Group, Inc.	33,386
1,614	Donnelley Financial Solutions, Inc. (a)	44,918
762	Evercore, Inc. - Class A	100,386
351	FactSet Research Systems, Inc.	108,315
1,946	Federated Investors, Inc. - Class B	60,910
681	Focus Financial Partners, Inc. - Class A (a)	28,343
2,298	GAMCO Investors, Inc. - Class A	42,628
1,677	Greenhill & Co., Inc.	27,637
733	Hamilton Lane, Inc. - Class A	64,914
748	Houlihan Lokey, Inc.	49,749
3,479	Invesco, Ltd.	87,740
1,871	Lazard, Ltd. - Class A	81,407
1,383	LPL Financial Holdings, Inc.	196,607
1,150	Moelis & Co. - Class A	63,112
478	Morningstar, Inc.	107,569
705	Oppenheimer Holdings, Inc. - Class A	28,235
324	Piper Jaffray Cos.	35,527
874	PJT Partners, Inc. - Class A	59,126
3,100	Pzena Investment Management, Inc. - Class A	32,643
1,551	SEI Investments Co.	94,502
1,765	Silvercrest Asset Management Group, Inc. - Class A	25,381
1,148	StepStone Group, Inc. - Class A	40,490
1,617	Stifel Financial Corp.	103,585
655	StoneX Group, Inc. (a)	42,824
623	The Carlyle Group Inc	22,901
2,138	Virtu Financial, Inc. - Class A	66,385
241	Virtus Investment Partners, Inc.	56,756
1,577	Waddell & Reed Financial, Inc. - Class A	39,504

		2,232,675

	Chemicals - 1.70%
4,602	Advanced Emissions Solutions, Inc. (a)	25,311
690	AdvanSix, Inc. (a)	18,506
602	Albemarle Corp.	87,958
358	Ashland Global Holdings, Inc.	31,780
799	Avient Corp.	37,769
1,344	Axalta Coating Systems, Ltd. (a)	39,756
373	Cabot Corp.	19,560
1,971	CF Industries Holdings, Inc.	89,444
222	Chase Corp.	25,839
2,064	Element Solutions, Inc.	37,751
1,455	FutureFuel Corp.	21,141
431	H.B. Fuller Co.	27,114
948	Hawkins, Inc.	31,777
641	Huntsman Corp.	18,480
304	Ingevity Corp. (a)	22,961
223	Innospec, Inc.	22,900
1,373	Intrepid Potash, Inc. (a)	44,705
1,084	Koppers Holdings, Inc. (a)	37,680
1,489	Kraton Corp. (a)	54,482
2,242	Livent Corp. (a)	38,831
304	Minerals Technologies, Inc.	22,897
81	NewMarket Corp.	30,793

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Chemicals (Continued)
1,503	Olin Corp.	$57,069
911	Orion Engineered Carbons SA (a)	17,965
1,415	PQ Group Holdings, Inc.	23,630
119	Quaker Chemical Corp.	29,009
3,015	Rayonier Advanced Materials, Inc. (a)	27,346
1,372	RPM International, Inc.	126,018
298	Sensient Technologies Corp.	23,244
138	Stepan Co.	17,541
1,666	The Chemours Co.	46,498
3,473	The Mosaic Co.	109,782
515	The Scotts Miracle-Gro Co. - Class A	126,160
3,209	Trecora Resources (a)	24,934
292	Trinseo SA	18,592
2,871	Tronox Holdings PLC - Class A	52,539
2,407	Valvoline, Inc.	62,750
285	Westlake Chemical Corp.	25,305

		1,575,817

	Commercial Services & Supplies - 1.50%
595	ABM Industries, Inc.	30,351
2,731	ACCO Brands Corp.	23,050
2,505	ADT, Inc.	21,142
858	Avery Dennison Corp.	157,572
1,573	BrightView Holdings, Inc. (a)	26,537
470	Cimpress PLC (a)	47,061
319	Clean Harbors, Inc. (a)	26,815
759	Comfort Systems USA, Inc.	56,750
1,550	Deluxe Corp.	65,038
642	Healthcare Services Group, Inc.	17,995
1,750	Herman Miller, Inc.	72,012
1,219	HNI Corp.	48,224
1,008	IAA, Inc. (a)	55,581
3,635	Interface, Inc.	45,365
1,536	KAR Auction Services, Inc. (a)	23,040
4,551	Kimball International, Inc. - Class B	63,714
1,639	Knoll, Inc.	27,060
476	MSA Safety, Inc. (b)	71,410
3,990	NL Industries, Inc.	29,725
10,793	Orion Energy Systems, Inc. (a)	75,119
5,960	Pitney Bowes, Inc.	49,110
6,136	Quad/Graphics, Inc. (a)	21,660
530	SP Plus Corp. (a)	17,379
2,956	Steelcase, Inc. - Class A	42,537
500	Stericycle, Inc. (a)	33,755
2,235	Sykes Enterprises, Inc. (a)	98,519
5,171	Team, Inc. (a)	59,622
500	Tetra Tech, Inc.	67,860
228	The Brinks Co.	18,064

		1,392,067

	Communications Equipment - 1.30%
1,732	ADTRAN, Inc.	28,890
2,860	Calix, Inc. (a)	99,128
2,972	Cambium Networks Corp. (a)	138,852
4,257	Casa Systems, Inc. (a)	40,569
2,543	Ciena Corp. (a)	139,153
1,147	Clearfield, Inc. (a)	34,559
2,581	CommScope Holding Co., Inc. (a)	39,644
1,468	Digi International, Inc. (a)	27,877
1,541	DZS, Inc. (a)	23,963

Number of Shares		Value
	Communications Equipment (Continued)
11,381	Extreme Networks, Inc. (a)	$99,584
3,420	Harmonic, Inc. (a)	26,813
3,666	Inseego Corp. (a)	36,660
1,466	KVH Industries, Inc. (a)	18,589
464	Loral Space & Communications Ltd.	17,479
734	Lumentum Holdings, Inc. (a)	67,051
1,017	NETGEAR, Inc. (a)	41,799
1,520	NetScout Systems, Inc. (a)	42,803
4,950	PCTEL, Inc.	34,402
1,522	Plantronics, Inc. (a)	59,221
4,312	Resonant, Inc. (a)	18,283
10,376	Ribbon Communications, Inc. (a)	85,187
27,188	Seachange International, Inc. (a)	42,141
2,605	Viavi Solutions, Inc. (a)	40,898

		1,203,545

	Computers & Peripherals - 0.04%
2,670	Diebold Nixdorf, Inc. (a)	37,727

	Construction & Engineering - 1.41%
1,904	AECOM (a)	122,066
1,248	Aegion Corp. (a)	35,880
1,005	Ameresco, Inc. - Class A (a)	48,873
1,053	API Group Corp. (a)	21,776
660	Arcosa, Inc.	42,959
1,006	Construction Partners, Inc. - Class A (a)	30,059
504	Dycom Industries, Inc. (a)	46,796
681	EMCOR Group, Inc.	76,381
494	Granite Construction, Inc. (b)	19,884
2,947	Great Lakes Dredge & Dock Corp. (a)	42,967
5,921	HC2 Holdings, Inc. (a)	23,329
1,189	IES Holdings, Inc. (a)	59,938
1,211	Jacobs Engineering Group, Inc.	156,546
1,567	KBR, Inc.	60,157
789	MasTec, Inc. (a)	73,929
437	MYR Group, Inc. (a)	31,320
707	Northwest Pipe Co. (a)	23,628
500	NV5 Global, Inc. (a)	48,285
1,178	Primoris Services Corp.	39,027
1,717	Quanta Services, Inc.	151,062
1,820	Sterling Construction Co., Inc. (a)	42,224
4,119	Tutor Perini Corp. (a)	78,055
1,215	WillScot Mobile Mini Holdings Corp. (a)	33,716

		1,308,857

	Construction Materials - 0.21%
211	Eagle Materials, Inc.	28,361
2,510	Forterra, Inc. (a)	58,358
1,257	Summit Materials, Inc. - Class A (a)	35,221
976	US Concrete, Inc. (a)	71,560

		193,500

	Consumer Finance - 1.08%
3,457	Ally Financial, Inc.	156,291
2,036	Atlanticus Holdings Corp. (a)	61,752
203	Credit Acceptance Corp. (a)(b)	73,127
4,960	Curo Group Holdings Corp.	72,366
2,599	Enova International, Inc. (a)	92,213
395	FirstCash, Inc.	25,940
661	Green Dot Corp. - Class A (a)	30,267
6,122	Navient Corp.	87,606
510	Nelnet, Inc. - Class A	37,097

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Consumer Finance (Continued)
2,326	OneMain Holdings, Inc.	$124,953
648	PRA Group, Inc. (a)	24,021
572	PROG Holdings, Inc.	24,762
1,248	Regional Management Corp.	43,256
2,055	Santander Consumer USA Holdings, Inc.	55,608
5,225	SLM Corp.	93,893

		1,003,152

	Containers & Packaging - 0.78%
414	AptarGroup, Inc.	58,651
1,518	Berry Plastics Group, Inc. (a)	93,205
1,242	Crown Holdings, Inc.	120,524
1,198	Graphic Packaging Holding Co.	21,756
518	Greif, Inc. - Class A	29,526
436	Greif, Inc. - Class B	24,957
2,215	Myers Industries, Inc.	43,768
1,663	O-I Glass, Inc. (a)	24,512
883	Packaging Corp. of America	118,746
1,954	Ranpak Holdings Corp. (a)	39,197
1,563	Sealed Air Corp.	71,617
990	Silgan Holdings, Inc.	41,610
538	Sonoco Products Co.	34,055

		722,124

	Distributors - 0.18%
1,251	Core-Mark Holding Co., Inc.	48,401
2,813	Funko, Inc. (a)	55,360
4,850	Greenlane Holdings, Inc. - Class A (a)	25,729
2,185	VOXX International Corp. (a)	41,646

		171,136

	Diversified Consumer Services - 1.25%
1,613	Adtalem Global Education, Inc. (a)	63,778
1,527	American Public Education, Inc. (a)	54,407
2,909	Aspen Group, Inc. (a)	17,454
250	Bright Horizons Family Solutions, Inc. (a)	42,863
1,028	Carriage Services, Inc.	36,175
693	Chegg, Inc. (a)(b)	59,362
7,799	Envela Corp. (a)	39,151
794	Franchise Group, Inc.	28,671
1,340	frontdoor, Inc. (a)	72,025
80	Graham Holdings Co. - Class B	44,995
410	Grand Canyon Education, Inc. (a)	43,911
2,442	H&R Block, Inc.	53,236
1,493	Hillenbrand, Inc.	71,231
14,858	Houghton Mifflin Harcourt Co. (a)	113,218
3,032	Laureate Education, Inc. - Class A (a)	41,205
841	Matthews International Corp. - Class A	33,262
4,836	Perdoceo Education Corp. (a)	57,839
1,362	Service Corp. International	69,530
197	Strategic Education, Inc.	18,106
2,317	Stride, Inc. (a)	69,765
1,069	Terminix Global Holdings, Inc. (a)	50,959
3,050	Universal Technical Institute, Inc. (a)	17,812
2,012	WW International, Inc. (a)	62,935

		1,161,890

	Diversified Financial Services - 0.38%
578	Alerus Financial Corp.	17,213
946	A-Mark Precious Metals, Inc.	34,056

Number of Shares		Value
	Diversified Financial Services (Continued)
1,942	Cannae Holdings, Inc. (a)	$76,942
898	Encore Capital Group, Inc. (a)(b)	36,127
2,954	Jefferies Financial Group, Inc.	88,915
851	Voya Financial, Inc.	54,158
361	World Acceptance Corp. (a)(b)	46,843

		354,254

	Diversified Telecommunication Services - 0.48%
7,599	Alaska Communications Systems Group, Inc.	24,697
270	Bandwidth, Inc. - Class A (a)(b)	34,220
558	Cogent Communications Holdings, Inc.	38,368
3,839	Consolidated Communications Holdings, Inc. (a)	27,641
3,765	Genasys, Inc. (a)	25,188
3,834	IDT Corp. - Class B (a)	86,878
658	Iridium Communications, Inc. (a)	27,142
3,341	Ooma, Inc. (a)	52,955
6,631	ORBCOMM, Inc. (a)	50,595
6,705	Vonage Holdings Corp. (a)	79,253

		446,937

	Electric Utilities - 0.31%
6,794	Genie Energy Ltd. - Class B	43,074
614	Hawaiian Electric Industries, Inc.	27,280
176	IDACORP, Inc.	17,595
539	OGE Energy Corp.	17,442
3,524	PG&E Corp. (a)	41,266
306	Pinnacle West Capital Corp.	24,893
415	PNM Resources, Inc.	20,356
369	Portland General Electric Co.	17,516
7,364	Spark Energy, Inc. - Class A	78,648

		288,070

	Electrical Equipment - 1.97%
677	Acuity Brands, Inc. (b)	111,705
510	Allied Motion Technologies, Inc.	26,178
1,166	American Superconductor Corp. (a)	22,107
1,079	Atkore International Group, Inc. (a)	77,580
417	AZZ, Inc.	20,996
462	Belden, Inc.	20,499
838	Bloom Energy Corp. - Class A (a)	22,668
926	Brady Corp. - Class A	49,495
327	EnerSys	29,692
1,498	Enphase Energy, Inc. (a)	242,916
656	Franklin Electric Co., Inc.	51,785
4,625	FuelCell Energy, Inc. (a)	66,646
678	Generac Holdings, Inc. (a)	222,011
3,356	GrafTech International, Ltd.	41,044
582	Hubbell, Inc. (b)	108,770
795	II-VI, Inc. (a)(b)	54,354
7,184	LSI Industries, Inc.	61,279
1,048	nVent Electric PLC	29,250
3,132	Plug Power, Inc. (a)(b)	112,251
746	Powell Industries, Inc.	25,267
272	Preformed Line Products Co.	18,700
526	Regal Beloit Corp. (b)	75,050
919	Sensata Technologies Holding PLC (a)	53,256
1,369	Sunrun, Inc. (a)(b)	82,797
923	Thermon Group Holdings, Inc. (a)	17,989
542	TPI Composites, Inc. (a)	30,585
2,041	Vertiv Holdings Co.	40,820
849	Vicor Corp. (a)	72,190

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Electrical Equipment (Continued)
362	Woodward Governor Co.	$43,668

		1,831,548

	Electronic Equipment, Instruments & Components - 2.07%
400	908 Devices, Inc. (a)	19,400
1,418	Akoustis Technologies, Inc. (a)	18,916
2,584	Arlo Technologies, Inc. (a)	16,227
863	Arrow Electronics, Inc. (a)	95,638
1,197	Avnet, Inc.	49,687
1,530	Bel Fuse, Inc. - Class B	30,432
1,066	Benchmark Electronics, Inc.	32,961
1,665	Cognex Corp.	138,178
208	Coherent, Inc. (a)	52,601
3,905	Daktronics, Inc. (a)	24,484
764	Dolby Laboratories, Inc. - Class A	75,422
549	Fabrinet (a)	49,624
394	FARO Technologies, Inc. (a)	34,109
1,161	FLIR Systems, Inc.	65,562
832	Insight Enterprises, Inc. (a)	79,389
5,229	Iteris, Inc. (a)	32,263
206	Itron, Inc. (a)	18,262
963	Jabil, Inc.	50,230
1,595	Kimball Electronics, Inc. (a)	41,151
1,326	Knowles Corp. (a)(b)	27,740
107	Littelfuse, Inc.	28,295
4,507	Luna Innovations, Inc. (a)	47,459
788	Methode Electronics, Inc.	33,080
1,714	Napco Security Technologies, Inc. (a)(b)	59,699
2,025	National Instruments Corp.	87,450
609	nLight, Inc. (a)	19,732
501	Novanta, Inc. (a)	66,077
244	OSI Systems, Inc. (a)	23,448
572	PAR Technology Corp. (a)(b)	37,415
926	PC Connection, Inc.	42,957
272	Plexus Corp. (a)	24,980
166	Rogers Corp. (a)	31,243
1,129	Sanmina Corp. (a)	46,718
1,282	ScanSource, Inc. (a)	38,396
672	SYNNEX Corp.	77,172
2,532	Trimble, Inc. (a)	196,964
1,874	TTM Technologies, Inc. (a)	27,173
227	Universal Display Corp.	53,747
1,208	Vishay Intertechnology, Inc.	29,089

		1,923,370

	Energy Equipment & Services - 0.38%
1,895	Archrock, Inc.	17,984
1,986	Aspen Aerogels, Inc. (a)	40,395
888	ChampionX Corp. (a)	19,296
956	Helmerich & Payne, Inc.	25,774
11,309	Newpark Resources, Inc. (a)	35,510
6,490	NexTier Oilfield Solutions, Inc. (a)	24,143
2,111	NOV, Inc. (a)	28,963
4,821	Oil States International, Inc. (a)	29,071
4,342	Patterson-UTI Energy, Inc.	30,958
4,112	ProPetro Holding Corp. (a)	43,834
496	Seacor Holdings, Inc. (a)	20,212
4,260	Select Energy Services, Inc. - Class A (a)	21,215
1,584	US Silica Holdings, Inc. (a)	19,467

		356,822

Number of Shares		Value
	Entertainment - 0.35%
1,659	AMC Entertainment Holdings, Inc. - Class A (a)	$16,938
5,123	Glu Mobile, Inc. (a)	63,935
1,223	Liberty Media Corp. - Liberty Formula One - Class C (a)	52,944
2,092	Lions Gate Entertainment Corp. - Class A (a)(b)	31,276
2,917	Lions Gate Entertainment Corp. - Class B (a)	37,629
3,041	LiveXLive Media, Inc. (a)	13,198
493	World Wrestling Entertainment, Inc. - Class A	26,750
7,616	Zynga, Inc. - Class A (a)	77,759

		320,429

	Food & Staples Retailing - 1.24%
2,391	Albertsons Cos., Inc.	45,596
2,426	BJ’s Wholesale Club Holdings, Inc. (a)(b)	108,830
532	Casey’s General Stores, Inc. (b)	115,013
1,065	Grocery Outlet Holding Corp. (a)	39,288
1,090	Ingles Markets, Inc. - Class A	67,199
2,198	Natural Grocers by Vitamin Cottage, Inc.	38,575
2,705	Performance Food Group Co. (a)	155,835
396	PriceSmart, Inc.	38,313
2,111	Rite Aid Corp. (a)(b)	43,191
2,533	SpartanNash Co.	49,723
2,724	Sprouts Farmers Market, Inc. (a)	72,513
709	The Chefs’ Warehouse, Inc. (a)(b)	21,596
3,654	United Natural Foods, Inc. (a)	120,363
3,862	US Foods Holding Corp. (a)	147,220
1,158	Village Super Market, Inc. - Class A	27,294
1,093	Weis Markets, Inc. (b)	61,776

		1,152,325

	Food Products - 1.17%
1,325	B&G Foods, Inc. (b)	41,154
445	Beyond Meat, Inc. (a)(b)	57,903
724	Bunge, Ltd.	57,391
1,576	Darling International, Inc. (a)	115,962
3,405	Farmer Brothers Co. (a)	35,548
3,135	Flowers Foods, Inc.	74,613
1,120	Fresh Del Monte Produce, Inc.	32,066
1,109	Freshpet, Inc. (a)	176,120
2,081	Hostess Brands, Inc. (a)	29,842
696	Ingredion, Inc. (b)	62,584
160	J&J Snack Foods Corp. (b)	25,125
272	John B. Sanfilippo & Son, Inc.	24,581
535	Lamb Weston Holdings, Inc.	41,452
242	Lancaster Colony Corp. (b)	42,437
1,107	Pilgrim’s Pride Corp. (a)	26,335
544	Post Holdings, Inc. (a)	57,512
142	Sanderson Farms, Inc.	22,121
912	Seneca Foods Corp. - Class A (a)	42,946
618	Simply Good Foods Co. (a)	18,800
764	The Hain Celestial Group, Inc. (a)	33,310
965	TreeHouse Foods, Inc. (a)	50,412
850	Vital Farms, Inc. (a)	18,564

		1,086,778

	Gas Utilities - 0.23%
728	Brookfield Infrastructure Corp. - Class A	55,597
2,615	EQT Corp. (a)	48,587
289	Spire, Inc. (b)	21,354
2,110	UGI Corp.	86,531

		212,069

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Care Equipment & Supplies - 3.28%
6,304	Accuray, Inc. (a)	$31,205
4,890	Alphatec Holdings, Inc. (a)	77,213
1,314	AngioDynamics, Inc. (a)	30,748
1,178	Anika Therapeutics, Inc. (a)	48,051
10,317	Antares Pharma, Inc. (a)	42,403
5,033	Aspira Womens Health, Inc. (a)	33,973
743	AtriCure, Inc. (a)	48,681
27	Atrion Corp.	17,315
1,301	AxoGen, Inc. (a)	26,358
390	Axonics Modulation Technologies, Inc. (a)	23,357
490	Cantel Medical Corp. (a)	39,122
1,253	Cardiovascular Systems, Inc. (a)	48,040
4,802	Chembio Diagnostics, Inc. (a)	16,855
2,931	Co-Diagnostics, Inc. (a)(b)	27,962
304	CONMED Corp.	39,699
920	CryoPort, Inc. (a)	47,849
2,317	Cutera, Inc. (a)	69,626
4,203	CytoSorbents Corp. (a)	36,482
3,220	Electromed, Inc. (a)	33,939
1,578	Envista Holdings Corp. (a)	64,382
1,219	FONAR Corp. (a)	22,052
2,359	GenMark Diagnostics, Inc. (a)	56,380
232	Glaukos Corp. (a)	19,472
921	Globus Medical, Inc. - Class A (a)	56,798
626	Haemonetics Corp. (a)	69,492
216	Heska Corp. (a)	36,387
974	Hill-Rom Holdings, Inc.	107,608
177	ICU Medical, Inc. (a)	36,363
346	Inari Medical, Inc. (a)	37,022
510	Inogen, Inc. (a)	26,785
479	Integer Holdings Corp. (a)	44,116
593	Integra LifeSciences Holdings Corp. (a)	40,970
3,443	Invacare Corp.	27,613
901	iRadimed Corp. (a)	23,219
580	iRhythm Technologies, Inc. (a)	80,539
1,238	LeMaitre Vascular, Inc.	60,390
258	LivaNova PLC (a)	19,022
4,094	Meridian Bioscience, Inc. (a)(b)	107,467
534	Merit Medical Systems, Inc. (a)	31,976
2,157	Natus Medical, Inc. (a)(b)	55,241
203	Neogen Corp. (a)	18,045
1,245	Novocure, Ltd. (a)(b)	164,564
556	NuVasive, Inc. (a)	36,451
1,567	Ocular Therapeutix, Inc. (a)	25,714
1,924	OraSure Technologies, Inc. (a)	22,453
1,490	Orthofix Medical, Inc. (a)(b)	64,592
4,385	PAVmed, Inc. (a)	19,469
474	Penumbra, Inc. (a)(b)	128,255
818	Pulse Biosciences, Inc. (a)	19,370
708	Quidel Corp. (a)	90,574
3,947	Retractable Technologies, Inc. (a)(b)	50,601
2,448	SeaSpine Holdings Corp. (a)	42,595
200	Shockwave Medical, Inc. (a)	26,052
603	SI-BONE, Inc. (a)	19,181
567	Silk Road Medical, Inc. (a)	28,719
1,258	STAAR Surgical Co. (a)	132,606
9,095	Surgalign Holdings, Inc. (a)	19,827
721	SurModics, Inc. (a)	40,426
1,301	Tactile Systems Technology, Inc. (a)	70,891

Number of Shares		Value
	Health Care Equipment & Supplies (Continued)
1,260	Tandem Diabetes Care, Inc. (a)	$111,195
1,414	Tela Bio, Inc. (a)	21,069
438	TransMedics Group, Inc. (a)	18,173
882	Vapotherm, Inc. (a)	21,186
1,071	Varex Imaging Corp. (a)	21,945
877	Wright Medical Group NV (a)(c)(d)(f)	—
4,160	Zynex, Inc. (a)(b)	63,523

		3,039,648

	Health Care Providers & Services - 3.43%
659	1Life Healthcare, Inc. (a)	25,754
1,893	Acadia Healthcare Co., Inc. (a)	108,166
638	AdaptHealth Corp. (a)	23,453
435	Addus HomeCare Corp. (a)	45,497
641	Amedisys, Inc. (a)	169,730
1,206	AMN Healthcare Services, Inc. (a)	88,882
7,745	Brookdale Senior Living, Inc. (a)	46,857
234	Chemed Corp.	107,598
4,836	Community Health Systems, Inc. (a)	65,383
275	CorVel Corp. (a)	28,212
2,025	Covetrus, Inc. (a)	60,689
7,393	Cross Country Healthcare, Inc. (a)	92,339
582	Encompass Health Corp.	47,666
2,904	Five Star Senior Living, Inc. (a)	17,772
795	Fulgent Genetics, Inc. (a)(b)	76,813
421	Guardant Health, Inc. (a)	64,266
1,119	Hanger Orthopedic Group, Inc. (a)	25,536
492	HMS Holdings Corp. (a)	18,192
3,300	InfuSystem Holdings, Inc. (a)(b)	67,188
437	LHC Group, Inc. (a)	83,559
854	Magellan Health Services, Inc. (a)	79,627
2,983	MEDNAX, Inc. (a)(b)	75,977
491	ModivCare, Inc. (a)	72,727
1,059	Molina Healthcare, Inc. (a)	247,552
414	National HealthCare Corp.	32,255
1,573	National Research Corp. - Class A	73,664
1,295	Ontrak, Inc. (a)	42,165
2,095	Option Care Health, Inc. (a)	37,165
4,302	Owens & Minor, Inc.	161,712
2,306	Patterson Cos., Inc. (b)	73,677
1,463	PerkinElmer, Inc.	187,688
556	PetIQ, Inc. (a)	19,605
848	Premier, Inc. - Class A	28,705
2,564	R1 RCM, Inc. (a)	63,279
2,634	RadNet, Inc. (a)	57,289
1,810	Select Medical Holdings Corp. (a)	61,721
2,703	Sharps Compliance Corp. (a)	38,842
1,512	Surgery Partners, Inc. (a)	66,921
1,777	Tenet Healthcare Corp. (a)	92,404
898	The Ensign Group, Inc.	84,268
2,113	The Joint Corp (a)	102,206
3,610	Tivity Health, Inc. (a)	80,575
2,225	Triple-S Management Corp. - Class B (a)	57,917
330	Trupanion, Inc. (a)	25,149
5,787	Viemed Healthcare, Inc. (a)	58,564

		3,185,206

	Health Care Technology - 0.80%
2,147	Allscripts Healthcare Solutions, Inc. (a)	32,237
825	BioLife Solutions, Inc. (a)	29,700

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Health Care Technology (Continued)
1,687	Change Healthcare, Inc. (a)	$37,283
1,866	Computer Programs & Systems, Inc.	57,100
1,968	Evolent Health, Inc. - Class A (a)(b)	39,754
450	Health Catalyst, Inc. (a)	21,046
3,414	iCAD, Inc. (a)	72,445
1,016	Inovalon Holdings, Inc. - Class A (a)	29,240
477	Inspire Medical Systems, Inc. (a)	98,734
6,097	NextGen Healthcare, Inc. (a)	110,356
419	Omnicell, Inc. (a)	54,416
775	OptimizeRx Corp. (a)	37,781
503	Phreesia, Inc. (a)	26,206
331	Schrodinger, Inc. (a)(b)	25,252
592	Simulations Plus, Inc.	37,438
958	Vocera Communications, Inc. (a)	36,845

		745,833

	Hotels, Restaurants & Leisure - 1.95%
1,237	Aramark	46,734
285	Bally’s Corp. (a)	18,519
34	Biglari Holdings, Inc. - Class A (a)	22,968
327	Biglari Holdings, Inc. - Class B (a)	43,412
731	BJ’s Restaurants, Inc. (a)	42,456
3,651	Bluegreen Vacations Corp.	39,358
2,006	Bluegreen Vacations Holding Corp. (a)	37,191
1,048	Boyd Gaming Corp. (a)	61,790
729	Brinker International, Inc. (a)	51,803
1,270	Caesars Entertainment, Inc. (a)	111,061
3,135	Callaway Golf Co.	83,861
305	Cheesecake Factory, Inc. (a)	17,846
231	Churchill Downs, Inc.	52,534
1,016	Chuy’s Holdings, Inc. (a)	45,029
5,046	Del Taco Restaurants, Inc.	48,341
210	Dine Brands Global, Inc. (a)	18,906
1,638	El Pollo Loco Holdings, Inc. (a)	26,405
1,453	Everi Holdings, Inc. (a)	20,502
996	Extended Stay America, Inc.	19,671
3,939	Fiesta Restaurant Group, Inc. (a)(b)	49,592
785	GAN Ltd. (a)	14,287
477	Hilton Grand Vacations, Inc. (a)	17,883
3,100	International Game Technology PLC (a)	49,755
252	Jack in the Box, Inc.	27,665
503	Marriott Vacations Worldwide Corp. (a)	87,613
405	Monarch Casino & Resort, Inc. (a)	24,551
267	Nathan’s Famous, Inc.	16,845
686	Norwegian Cruise Line Holdings, Ltd. (a)(b)	18,927
618	Papa John’s International, Inc. (b)	54,780
1,491	Penn National Gaming, Inc. (a)	156,316
6,904	PlayAGS, Inc. (a)	55,784
623	RCI Hospitality Holdings, Inc.	39,617
1,433	Scientific Games Corp. - Class A (a)(b)	55,199
354	SeaWorld Entertainment, Inc. (a)	17,583
192	Shake Shack, Inc. - Class A (a)	21,652
411	Six Flags Entertainment Corp. (a)	19,099
16,049	Target Hospitality Corp. (a)	40,283
293	Texas Roadhouse, Inc. (a)	28,110
1,114	The Wendy’s Co.	22,570
409	Travel + Leisure Co.	25,014
193	Vail Resorts, Inc. (a)	56,290
614	Wingstop, Inc.	78,082

Number of Shares		Value
	Hotels, Restaurants & Leisure (Continued)
260	Wyndham Hotels & Resorts Inc.	$18,143

		1,804,027

	Household Durables - 2.61%
1,900	Beazer Homes USA, Inc. (a)	39,748
4,771	Casper Sleep, Inc. (a)	34,542
114	Cavco Industries, Inc. (a)	25,720
692	Century Communities, Inc. (a)	41,741
2,485	Ethan Allen Interiors, Inc.	68,611
6,318	GoPro, Inc. - Class A (a)	73,542
2,156	Green Brick Partners, Inc. (a)	48,898
1,654	Hamilton Beach Brands Holding Co. - Class A	29,987
358	Helen of Troy, Ltd. (a)(b)	75,416
690	Hooker Furniture Corp.	25,157
549	Installed Building Products, Inc. (b)	60,873
689	iRobot Corp. (a)	84,182
1,517	KB Home	70,586
1,375	La-Z-Boy, Inc.	58,410
716	Leggett & Platt, Inc.	32,685
233	LGI Homes, Inc. (a)	34,789
2,883	Lifetime Brands, Inc.	42,351
1,726	Lovesac Co. (a)	97,692
434	M.D.C Holdings, Inc.	25,780
840	M/I Homes, Inc. (a)	49,619
563	Meritage Homes Corp. (a)	51,751
485	Mohawk Industries, Inc. (a)	93,270
2,946	Newell Rubbermaid, Inc.	78,894
40	NVR, Inc. (a)	188,437
2,867	PulteGroup, Inc.	150,346
2,913	Purple Innovation, Inc. (a)	92,196
1,203	Skyline Champion Corp. (a)	54,448
2,422	Sonos, Inc. (a)	90,752
1,783	Taylor Morrison Home Corp. - Class A (a)	54,934
3,064	Tempur Sealy International, Inc.	112,020
1,872	Toll Brothers, Inc.	106,199
329	TopBuild Corp. (a)	68,903
2,754	TRI Pointe Group, Inc. (a)	56,071
4,591	Tupperware Brands Corp. (a)	121,248
2,153	Turtle Beach Corp. (a)	57,421
400	Universal Electronics, Inc. (a)	21,988

		2,419,207

	Household Products - 0.32%
537	Central Garden & Pet Co. (a)	31,151
890	Central Garden & Pet Co. - Class A (a)	46,182
656	Oil-Dri Corp. of America	22,593
747	Spectrum Brands Holdings, Inc.	63,495
438	WD-40 Co.	134,107

		297,528

	Independent Power and Renewable Electricity Producers - 0.60%
21,080	Atlantic Power Corp. (a)	60,921
1,367	Brookfield Renewable Corp. - Class A	63,976
2,339	Clearway Energy, Inc. - Class A	62,007
2,842	Clearway Energy, Inc. - Class C	79,974
3,648	NRG Energy, Inc.	137,639
575	Sunnova Energy International, Inc. (a)	23,471
7,317	Vistra Energy Corp.	129,365

		557,353

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Industrial Conglomerates - 0.10%
535	Carlisle Companies, Inc.	$88,050

	Insurance - 2.28%
81	Alleghany Corp. (a)	50,729
2,136	American Equity Investment Life Holding Co. (b)	67,348
733	American Financial Group, Inc.	83,635
245	American National Group, Inc.	26,428
619	AMERISAFE, Inc.	39,616
427	Assurant, Inc.	60,536
1,105	Assured Guaranty, Ltd.	46,719
642	Athene Holding, Ltd. - Class A (a)	32,357
342	Axis Capital Holdings, Ltd.	16,953
3,370	Brown & Brown, Inc.	154,043
1,532	CNO Financial Group, Inc.	37,212
662	Employers Holdings, Inc.	28,506
159	Enstar Group Ltd. (a)	39,230
419	Erie Indemnity Co. - Class A (b)	92,561
249	Everest Re Group, Ltd.	61,705
461	FBL Financial Group, Inc. - Class A	25,779
1,905	First American Financial Corp.	107,918
6,765	Genworth Financial, Inc. - Class A (a)	22,460
969	Globe Life, Inc.	93,634
211	Goosehead Insurance, Inc. - Class A	22,615
424	HCI Group, Inc.	32,572
600	Horace Mann Educators Corp.	25,926
124	Investors Title Co.	20,584
826	Kemper Corp.	65,849
338	Kinsale Capital Group, Inc.	55,702
560	Mercury General Corp.	34,054
85	National Western Life Group, Inc. - Class A	21,165
2,234	Old Republic International Corp.	48,791
626	Primerica, Inc.	92,535
476	Reinsurance Group of America, Inc.	60,000
623	RenaissanceRe Holdings, Ltd.	99,836
294	RLI Corp. (b)	32,802
215	Safety Insurance Group, Inc.	18,114
3,127	Security National Financial Corp. - Class A (a)	29,237
612	Selective Insurance Group, Inc.	44,394
507	Stewart Information Services Corp.	26,379
633	The Hanover Insurance Group, Inc.	81,948
1,058	Trean Insurance Group, Inc. (a)	17,087
2,048	Unum Group	56,996
1,540	W.R. Berkley Corp.	116,039
23	White Mountains Insurance Group, Ltd.	25,643

		2,115,637

	Interactive Media & Services - 0.67%
1,727	Cargurus, Inc. (a)	41,154
4,373	Cars.com, Inc. (a)	56,674
9,148	DHI Group, Inc. (a)	30,646
1,970	EverQuote, Inc. - Class A (a)	71,491
1,981	QuinStreet, Inc. (a)	40,214
1,536	TripAdvisor, Inc. - Class A (a)	82,622
12,005	TrueCar, Inc. (a)	57,444
1,972	Yelp, Inc. - Class A (a)	76,908
442	Zillow Group, Inc. - Class A (a)(b)	58,070
840	Zillow Group, Inc. - Class C (a)	108,898

		624,121

Number of Shares		Value
	Internet & Direct Marketing Retail - 1.41%
3,202	1-800-Flowers.com, Inc. - Class A (a)	$88,407
4,468	CarParts.com, Inc. (a)(b)	63,803
4,411	Duluth Holdings, Inc. - Class B (a)	74,722
1,482	Etsy, Inc. (a)	298,875
1,645	Groupon, Inc. (a)	83,147
558	GrubHub, Inc. (a)(b)	33,480
2,840	Lands’ End, Inc. (a)	70,460
665	Magnite, Inc. (a)	27,671
1,348	PetMed Express, Inc.	47,416
1,231	Quotient Technology, Inc. (a)	20,115
4,874	Qurate Retail, Inc. - Series A	57,318
931	Shutterstock, Inc.	82,896
575	Stamps.com, Inc. (a)	114,718
1,901	Stitch Fix, Inc. - Class A (a)	94,176
2,011	The RealReal, Inc. (a)(b)	45,509
34,443	Waitr Holdings, Inc. (a)(b)	100,918

		1,303,631

	IT Services - 3.18%
1,038	Alliance Data Systems Corp.	116,349
1,662	Amdocs, Ltd.	116,589
1,843	Benefitfocus, Inc. (a)	25,452
1,286	Black Knight, Inc. (a)	95,151
239	BM Technologies, Inc. (a)	2,784
2,269	Booz Allen Hamilton Holding Corp. - Class A	182,723
3,529	Brightcove, Inc. (a)	71,004
529	CACI International, Inc. - Class A (a)	130,483
1,873	Cardtronics PLC - Class A (a)	72,672
516	Cass Information Systems, Inc.	23,875
583	Concentrix Corp. (a)	87,287
13,016	Conduent, Inc. (a)	86,687
898	CoreLogic, Inc.	71,167
1,294	CSG Systems International, Inc.	58,088
3,911	DXC Technology Co. (a)	122,258
314	Euronet Worldwide, Inc. (a)	43,426
1,046	EVERTEC, Inc.	38,932
644	ExlService Holdings, Inc. (a)	58,063
893	Fastly, Inc. - Class A (a)(b)	60,081
2,720	Genpact, Ltd.	116,470
1,822	Gogo, Inc. (a)	17,600
1,144	Grid Dynamics Holdings, Inc. (a)	18,224
29,973	GTT Communications, Inc. (a)(b)	54,851
755	I3 Verticals, Inc. - Class A (a)	23,499
2,322	IBEX Holdings, Ltd. (a)	51,084
14,832	Information Services Group, Inc. (a)	65,261
2,412	International Money Express, Inc. (a)	36,204
6,579	Limelight Networks, Inc. (a)	23,487
1,057	Liquidity Services, Inc. (a)	19,639
483	LiveRamp Holdings, Inc. (a)	25,058
203	ManTech International Corp. - Class A	17,651
1,785	Maximus, Inc.	158,936
459	MongoDB, Inc. (a)	122,750
2,271	NIC, Inc.	77,055
1,704	Perficient, Inc. (a)	100,059
3,120	Perspecta, Inc.	90,636
4,780	PFSweb, Inc. (a)	32,265
2,388	Priority Technology Holdings, Inc. (a)	16,573
458	Science Applications International Corp.	38,284
15,694	ServiceSource International, Inc. (a)	23,070
1,603	StoneCo, Ltd. - Class A (a)	98,136

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	IT Services (Continued)
3,658	The Hackett Group, Inc.	$59,955
840	TTEC Holdings, Inc.	84,378
722	Unisys Corp. (a)	18,353
430	WEX, Inc. (a)	89,965

		2,942,514

	Leisure Products - 1.28%
1,131	Acushnet Holdings Corp.	46,744
1,036	American Outdoor Brands, Inc. (a)	26,107
963	Brunswick Corp.	91,841
1,230	Clarus Corp.	20,972
876	Escalade, Inc.	18,317
509	Johnson Outdoors, Inc. - Class A	72,660
633	Malibu Boats, Inc. - Class A (a)	50,437
1,817	Marine Products Corp.	29,563
2,894	MasterCraft Boat Holdings, Inc. (a)	76,952
4,397	Mattel, Inc. (a)	87,588
4,591	Nautilus, Inc. (a)(b)	71,803
852	Polaris Industries, Inc.	113,742
611	Pool Corp.	210,942
3,283	Smith & Wesson Brands, Inc.	57,288
635	Sturm, Ruger & Co., Inc.	41,955
2,090	Vista Outdoor, Inc. (a)	67,026
1,459	YETI Holdings, Inc. (a)	105,354

		1,189,291

	Life Sciences Tools & Services - 1.59%
656	10X Genomics, Inc. - Class A (a)	118,736
663	Adaptive Biotechnologies Corp. (a)	26,692
349	Bio-Techne Corp.	133,294
1,583	Bruker Corp.	101,755
614	Charles River Laboratories International, Inc. (a)	177,956
6,109	ChromaDex Corp. (a)	57,058
22,010	Harvard Bioscience, Inc. (a)	120,175
1,706	Luminex Corp.	54,421
517	Medpace holdings, Inc. (a)	84,814
778	NanoString Technologies, Inc. (a)	51,122
1,170	NeoGenomics, Inc. (a)	56,429
1,777	Pacific Biosciences of California, Inc. (a)	59,192
981	Personalis, Inc. (a)	24,142
996	PPD, Inc. (a)	37,689
791	PRA Health Sciences, Inc. (a)	121,284
2,299	QIAGEN NV (a)(b)	111,938
426	Quanterix Corp. (a)	24,908
1,463	Syneos Health, Inc. (a)	110,969

		1,472,574

	Machinery - 3.20%
696	AGCO Corp.	99,980
225	Alamo Group, Inc.	35,134
270	Albany International Corp. - Class A (b)	22,537
977	Allison Transmission Holdings, Inc.	39,891
1,361	Altra Industrial Motion Corp.	75,291
506	Astec Industries, Inc.	38,163
525	Badger Meter, Inc.	48,862
583	Barnes Group, Inc.	28,882
1,214	Blue Bird Corp. (a)	30,386
423	Chart Industries, Inc. (a)	60,214
763	Colfax Corp. (a)	33,427
617	Columbus McKinnon Corp.	32,553

Number of Shares		Value
	Machinery (Continued)
406	Crane Co.	$38,127
646	DMC Global, Inc.	35,052
1,525	Donaldson Co., Inc.	88,694
2,190	Energy Recovery, Inc. (a)	40,165
208	EnPro Industries, Inc.	17,736
1,477	Evoqua Water Technologies Corp. (a)	38,845
753	Federal Signal Corp.	28,840
743	Flowserve Corp. (b)	28,836
1,670	Gates Industrial Corp PLC (a)	26,703
2,035	Graco, Inc.	145,747
357	Hyster-Yale Materials Handling, Inc.	31,102
640	ITT, Inc.	58,182
449	John Bean Technologies Corp.	59,870
241	Kadant, Inc.	44,587
781	Lincoln Electric Holdings, Inc.	96,016
154	Lindsay Corp.	25,659
1,944	Lydall, Inc. (a)	65,591
1,403	Meritor, Inc. (a)	41,276
710	Mueller Industries, Inc.	29,359
1,838	Mueller Water Products, Inc. - Class A	25,530
446	Navistar International Corp. (a)	19,637
617	Nordson Corp.	122,586
577	Omega Flex, Inc.	91,097
697	Oshkosh Corp.	82,706
968	Park-Ohio Holdings Corp.	30,482
1,549	Pentair PLC	96,534
376	Proto Labs, Inc. (a)	45,778
2,677	REV Group, Inc.	51,291
452	Rexnord Corp.	21,285
748	Snap-on, Inc.	172,594
414	SPX Corp. (a)	24,124
586	SPX FLOW, Inc.	37,111
456	Tennant Co.	36,430
1,043	Terex Corp.	48,051
929	The Eastern Co.	24,897
603	The ExOne Company (a)	18,910
615	The Greenbrier Companies, Inc.	29,040
350	The Middleby Corp. (a)(b)	58,012
931	The Shyft Group Inc	34,633
859	The Timken Co.	69,725
1,416	The Toro Co.	146,046
1,035	TriMas Corp. (a)	31,381
1,020	Trinity Industries, Inc.	29,060
204	Valmont Industries, Inc.	48,485
2,327	Wabash National Corp.	43,748
361	Watts Water Technologies, Inc. - Class A	42,890

		2,967,770

	Marine - 0.08%
3,394	Costamere, Inc.	32,650
396	Kirby Corp. (a)	23,871
5,837	Pangaea Logistics Solutions Ltd.	18,445

		74,966

	Media - 1.19%
722	AMC Networks, Inc. - Class A (a)(b)	38,382
505	Boston Omaha Corp. - Class A (a)	14,928
29	Cable One, Inc.	53,022
397	Cardlytics, Inc. (a)	43,551
12,915	Entercom Communications Corp. - Class A (a)	67,804
8,066	Fluent, Inc. (a)	33,071

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Media (Continued)
3,444	Gannett Co, Inc. (a)	$18,529
1,370	Gray Television, Inc.	25,208
2,219	iHeartMedia, Inc. - Class A (a)(b)	40,275
870	John Wiley & Sons, Inc. - Class A	47,154
1,853	Liberty Latin America Ltd. - Class A (a)	23,774
2,759	Liberty Latin America, Ltd. - Class C (a)(b)	35,812
1,625	Meredith Corp. (a)	48,392
1,733	MSG Networks, Inc. - Class A (a)(b)	26,064
3,711	News Corp. - Class A	94,371
990	News Corp. - Class B	23,225
468	Nexstar Media Group, Inc. - Class A	65,721
1,227	Sinclair Broadcast Group, Inc. - Class A (b)	35,902
726	TechTarget, Inc. (a)	50,421
2,414	TEGNA, Inc.	45,456
915	The E.W. Scripps Co. - Class A	17,632
2,701	The Interpublic Group of Companies, Inc.	78,869
2,099	The New York Times Co. - Class A	106,251
1,051	Tribune Publishing Co. (a)	18,907
1,007	Value Line, Inc.	28,387
1,312	WideOpenWest, Inc. (a)	17,830

		1,098,938

	Metals & Mining - 1.22%
2,495	Alcoa Corp. (a)	81,063
2,128	Allegheny Technologies, Inc. (a)(b)	44,816
941	Arconic Corp. (a)	23,892
467	Carpenter Technology Corp.	19,217
2,355	Century Aluminum Co. (a)	41,589
2,476	Cleveland-Cliffs, Inc.	49,792
2,826	Coeur Mining, Inc. (a)	25,519
1,823	Commercial Metals Co.	56,221
503	Gibraltar Industries, Inc. (a)	46,030
5,106	Hecla Mining Co.	29,053
262	Kaiser Aluminum Corp.	28,951
540	Materion Corp.	35,770
2,390	Olympic Steel, Inc.	70,385
947	Reliance Steel & Aluminum Co.	144,219
361	Royal Gold, Inc.	38,851
4,713	Ryerson Holding Corp. (a)	80,309
1,101	Schnitzer Steel Industries, Inc. - Class A	46,011
1,602	Steel Dynamics, Inc.	81,318
6,980	SunCoke Energy, Inc.	48,930
4,206	TimkenSteel Corp. (a)	49,420
998	United States Steel Corp.	26,118
1,872	Warrior Met Coal, Inc.	32,067
483	Worthington Industries, Inc.	32,404

		1,131,945

	Multiline Retail - 0.66%
1,391	Big Lots, Inc.	95,005
1,118	Dillard’s, Inc. - Class A (b)	107,965
2,778	Kohl’s Corp.	165,597
8,172	Macy’s, Inc. (a)	132,305
1,569	Nordstrom, Inc. (a)(b)	59,418
645	Ollie’s Bargain Outlet Holdings, Inc. (a)(b)	56,115

		616,405

	Multi-Utilities - 0.09%
2,100	MDU Resources Group, Inc.	66,381

Number of Shares		Value
	Multi-Utilities (Continued)
326	NorthWestern Corp.	$21,255

		87,636

	Oil, Gas & Consumable Fuels - 0.97%
1,826	Amyris, Inc. (a)	34,877
2,675	Antero Midstream Corp.	24,155
3,141	Antero Resources Corp. (a)(b)	32,038
2,028	APA Corp.	36,301
491	Cimarex Energy Co.	29,160
1,334	Clean Energy Fuels Corp. (a)	18,329
2,335	CNX Resources Corp. (a)	34,324
2,530	Devon Energy Corp.	55,280
4,203	DHT Holdings, Inc.	24,924
669	Diamondback Energy, Inc.	49,165
2,527	Dorian LPG, Ltd. (a)	33,180
3,179	Energy Fuels, Inc. (a)	18,057
2,390	Equitrans Midstream Corp.	19,502
759	Green Plains, Inc. (a)	20,546
583	HollyFrontier Corp.	20,860
1,239	International Seaways, Inc. (b)	24,012
4,225	Marathon Oil Corp.	45,123
836	Matador Resources Co.	19,604
6,499	Nordic American Tankers, Ltd.	21,122
1,454	Ovintiv, Inc.	34,634
581	PDC Energy, Inc. (a)	19,986
3,105	Range Resources Corp. (a)	32,075
1,306	Renewable Energy Group, Inc. (a)	86,248
1,159	SM Energy Co.	18,973
8,310	Southwestern Energy Co. (a)	38,642
1,437	Targa Resources Corp.	45,625
7,303	Uranium Energy Corp. (a)	20,887
1,111	World Fuel Services Corp.	39,107

		896,736

	Paper & Forest Products - 0.27%
1,083	Boise Cascade Co.	64,796
775	Clearwater Paper Corp. (a)	29,155
749	Domtar Corp.	27,676
1,385	Glatfelter Corp.	23,753
1,496	Louisiana-Pacific Corp.	82,968
530	Schweitzer-Mauduit International, Inc.	25,954

		254,302

	Personal Products - 0.78%
1,684	BellRing Brands, Inc. - Class A (a)	39,759
994	Edgewell Personal Care Co. (b)	39,363
1,430	elf Beauty, Inc. (a)	38,367
2,012	Herbalife Nutrition, Ltd. (a)	89,252
537	Inter Parfums, Inc.	38,090
3,935	Lifevantage Corp. (a)	36,792
546	Medifast, Inc.	115,654
4,728	Nature’s Sunshine Products, Inc.	94,371
1,975	Nu Skin Enterprises, Inc. - Class A	104,458
3,010	Revlon, Inc. - Class A (a)(b)	37,113
929	USANA Health Sciences, Inc. (a)	90,670

		723,889

	Pharmaceuticals - 2.25%
12,151	Amneal Pharmaceuticals, Inc. (a)	81,776
1,014	Amphastar Pharmaceuticals, Inc. (a)	18,576
1,640	ANI Pharmaceuticals, Inc. (a)	59,270

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Pharmaceuticals (Continued)
8,417	Aquestive Therapeutics, Inc. (a)	$43,768
14,411	BioDelivery Sciences International, Inc. (a)	56,347
1,356	Catalent, Inc. (a)	142,800
2,866	Champions Oncology, Inc. (a)	32,386
4,933	Collegium Pharmaceutical, Inc. (a)	116,912
5,510	Corcept Therapeutics, Inc. (a)(b)	131,083
2,040	CorMedix, Inc. (a)	20,380
13,061	Durect Corp. (a)	25,861
14,660	Endo International PLC (a)(b)	108,631
5,066	Harrow Health, Inc. (a)	34,195
3,348	Horizon Therapeutics PLC (a)	308,150
5,750	Innoviva, Inc. (a)	68,712
1,645	Intersect ENT, Inc. (a)	34,348
1,054	Jazz Pharmaceuticals PLC (a)	173,246
11,735	Lannett Co., Inc. (a)(b)	61,961
2,178	Ligand Pharmaceuticals (a)(c)(d)(f)	1,633
9,183	MEI Pharma, Inc. (a)	31,498
10,683	Milestone Scientific, Inc. (a)	38,138
13,676	Osmotica Pharmaceuticals, PLC (a)(b)	44,584
676	Pacira Pharmaceuticals, Inc. (a)	47,381
2,246	Perrigo Co. PLC	90,896
1,033	Phibro Animal Health Corp. - Class A	25,205
1,992	Prestige Consumer Healthcare, Inc. (a)	87,807
2,673	SIGA Technologies, Inc. (a)	17,375
6,536	Strongbridge Biopharma PLC (a)	18,039
2,950	Supernus Pharmaceuticals, Inc. (a)	77,231
6,468	Veru, Inc. (a)	69,693
4,192	Xeris Pharmaceuticals, Inc. (a)	18,906

		2,086,788

	Professional Services - 1.39%
3,347	Acacia Research Corp. (a)	22,257
965	ASGN, Inc. (a)	92,100
3,417	BGSF, Inc.	47,838
732	CBIZ, Inc. (a)	23,907
422	CRA International, Inc.	31,498
540	Forrester Research, Inc. (a)	22,939
1,236	Franklin Covey Co. (a)	34,966
504	FTI Consulting, Inc. (a)	70,615
2,148	GP Strategies Corp. (a)	37,483
428	Huron Consulting Group, Inc. (a)	21,563
520	ICF International, Inc.	45,448
705	Insperity, Inc.	59,037
1,821	Kelly Services, Inc. - Class A (a)	40,554
1,318	Kforce, Inc.	70,645
507	Korn Ferry International	31,622
903	ManpowerGroup, Inc.	89,307
1,726	Mastech Digital, Inc. (a)	30,395
4,857	Mistras Group, Inc. (a)	55,418
1,828	Nielsen Holdings PLC (b)	45,974
1,610	Red Violet, Inc. (a)(b)	29,656
2,235	Resources Connection, Inc.	30,262
2,013	Robert Half International, Inc.	157,155
349	TriNet Group, Inc. (a)	27,208
2,352	TrueBlue, Inc. (a)	51,791
1,365	Upwork, Inc. (a)	61,111
609	VSE Corp.	24,055
837	Willdan Group, Inc. (a)	34,359

		1,289,163

Number of Shares		Value
	Real Estate Management & Development - 0.70%
4,149	Altisource Portfolio Solutions SA (a)	$38,129
2,380	eXp World Holdings, Inc. (a)	108,409
502	FRP Holdings, Inc. (a)	24,708
378	Indus Realty Trust, Inc.	22,741
619	Jones Lang LaSalle, Inc. (a)	110,826
1,593	Marcus & Millichap, Inc. (a)	53,684
419	Rafael Holdings, Inc. (a)	16,727
580	RE/MAX Holdings, Inc. - Class A	22,846
7,456	Realogy Holdings Corp. (a)	112,809
647	Redfin Corp. (a)(b)	43,084
567	The RMR Group, Inc. - Class A	23,139
938	The St. Joe Co.	40,240
5,386	VirnetX Holding Corp.	30,000

		647,342

	Road & Rail - 0.52%
54	AMERCO	33,080
1,081	ArcBest Corp.	76,070
700	Avis Budget Group, Inc. (a)	50,778
5,512	Daseke, Inc. (a)	46,797
958	Knight-Swift Transportation Holdings, Inc.	46,070
643	Landstar System, Inc.	106,134
531	Ryder System, Inc.	40,170
255	Saia, Inc. (a)	58,798
447	Werner Enterprises, Inc. (b)	21,085

		478,982

	Semiconductors & Semiconductor Equipment - 3.61%
514	Advanced Energy Industries, Inc.	56,113
1,115	Allegro MicroSystems, Inc. (a)	28,265
1,427	Alpha & Omega Semiconductor, Ltd. (a)	46,663
346	Ambarella, Inc. (a)	34,735
4,307	Amkor Technology, Inc.	102,119
1,645	Atomera, Inc. (a)	40,303
1,199	Axcelis Technologies, Inc. (a)	49,267
2,938	AXT, Inc. (a)	34,257
856	Brooks Automation, Inc.	69,893
561	CEVA, Inc. (a)	31,500
1,474	Cirrus Logic, Inc. (a)	124,981
168	CMC Materials, Inc.	29,701
1,246	Cohu, Inc. (a)	52,133
543	Cree, Inc. (a)(b)	58,715
739	CyberOptics Corp. (a)	19,192
957	Diodes, Inc. (a)	76,407
1,364	DSP Group, Inc. (a)	19,437
1,539	Entegris, Inc.	172,060
663	First Solar, Inc. (a)	57,880
1,653	FormFactor, Inc. (a)	74,567
927	Ichor Holdings, Ltd. (a)	49,873
728	Impinj, Inc. (a)	41,401
610	Inphi Corp. (a)	108,830
1,890	Lattice Semiconductor Corp. (a)	85,088
612	MACOM Technology Solutions Holdings, Inc. (a)	35,508
1,192	MaxLinear, Inc. - Class A (a)	40,623
689	MKS Instruments, Inc.	127,754
759	Monolithic Power Systems, Inc.	268,087
7,724	NeoPhotonics Corp. (a)	92,302
5,271	ON Semiconductor Corp. (a)	219,326
1,115	Onto Innovation, Inc. (a)	73,267
4,214	Photronics, Inc. (a)	54,192
10,085	Pixelworks, Inc. (a)	33,381

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
963	Power Integrations, Inc.	$78,465
2,869	Rambus, Inc. (a)	55,773
751	Semtech Corp. (a)	51,819
319	Silicon Laboratories, Inc. (a)	45,001
450	SiTime Corp. (a)	44,370
1,665	SMART Global Holdings, Inc. (a)	76,623
427	SolarEdge Technologies, Inc. (a)	122,737
630	SunPower Corp. (a)(b)	21,074
2,618	Teradyne, Inc.	318,558
1,734	Ultra Clean Holdings, Inc. (a)	100,641
1,191	Veeco Instruments, Inc. (a)	24,701

		3,347,582

	Software - 6.95%
1,438	2U, Inc. (a)(b)	54,975
2,527	8x8, Inc. (a)	81,976
5,059	A10 Networks, Inc. (a)	48,617
1,447	ACI Worldwide, Inc. (a)	55,058
1,402	Agilysys, Inc. (a)	67,240
959	Alarm.com Holdings, Inc. (a)	82,838
1,157	Altair Engineering, Inc. - Class A (a)	72,394
651	Alteryx, Inc. - Class A (a)	54,007
2,127	American Software, Inc. - Class A	44,029
1,821	Anaplan, Inc. (a)	98,061
601	Appfolio, Inc. - Class A (a)(b)	84,987
877	Appian Corp. (a)(b)	116,597
819	Aspen Technology, Inc. (a)	118,206
674	Avalara, Inc. (a)	89,932
4,488	Avaya Holdings Corp. (a)	125,799
380	Bill.com Holdings, Inc. (a)	55,290
425	Blackbaud, Inc. (a)	30,209
364	Blackline, Inc. (a)	39,458
633	Bottomline Technologies, Inc. (a)	28,643
2,645	Box, Inc. - Class A (a)	60,729
1,363	CDK Global, Inc.	73,684
579	Cerence, Inc. (a)	51,867
616	Ceridian HCM Holding, Inc. (a)	51,910
6,151	ChannelAdvisor Corp. (a)	144,856
2,343	Cloudera, Inc. (a)	28,514
1,087	Cloudflare, Inc. - Class A (a)	76,373
1,130	Cognyte Software, Ltd. (a)	31,425
1,135	CommVault Systems, Inc. (a)	73,208
546	Cornerstone OnDemand, Inc. (a)	23,795
2,476	Digital Turbine, Inc. (a)	198,971
1,736	Domo, Inc. - Class B (a)	97,719
445	Duck Creek Technologies, Inc. (a)	20,087
1,107	Dynatrace, Inc. (a)	53,402
2,204	Ebix, Inc.	70,594
4,503	eGain Corp. (a)	42,733
819	Elastic NV (a)	91,073
373	Envestnet, Inc. (a)	26,942
325	ePlus, Inc. (a)	32,383
326	Everbridge, Inc. (a)	39,505
380	Fair Isaac Corp. (a)	184,699
878	FireEye, Inc. (a)	17,182
723	Five9, Inc. (a)	113,027
352	Globant SA (a)	73,079
406	Guidewire Software, Inc. (a)	41,262
515	HubSpot, Inc. (a)	233,918

Number of Shares		Value
	Software (Continued)
3,432	Intellicheck, Inc. (a)	$28,760
664	Intelligent Systems Corp. (a)	27,164
958	j2 Global, Inc. (a)(b)	114,826
1,991	LivePerson, Inc. (a)(b)	105,005
1,209	Manhattan Associates, Inc. (a)	141,912
824	McAfee Corp.	18,738
980	Medallia, Inc. (a)	27,332
128	MicroStrategy, Inc. - Class A (a)(b)	86,886
703	Mimecast, Ltd. (a)	28,268
4,010	Mitek Systems, Inc. (a)	58,466
1,181	Model N, Inc. (a)	41,607
290	nCino, Inc. (a)	19,349
804	New Relic, Inc. (a)	49,430
3,180	Nuance Communications, Inc. (a)	138,775
2,755	Nutanix, Inc. - Class A (a)	73,173
2,018	OneSpan, Inc. (a)	49,441
618	PagerDuty, Inc. (a)	24,862
229	Paylocity Holding Corp. (a)	41,181
854	Pegasystems, Inc. (b)	97,646
1,164	Pluralsight, Inc. - Class A (a)	26,004
1,970	Progress Software Corp.	86,798
608	Proofpoint, Inc. (a)	76,480
571	PROS Holdings, Inc. (a)	24,268
1,250	PTC, Inc. (a)	172,063
430	Q2 Holdings, Inc. (a)(b)	43,086
927	QAD, Inc. - Class A	61,720
518	Qualys, Inc. (a)(b)	54,276
1,025	Rapid7, Inc. (a)	76,475
772	RealPage, Inc. (a)	67,318
9,325	Rimini Street Inc. (a)	83,645
955	SailPoint Technologies Holding Inc. (a)	48,361
706	Sapiens International Corp NV	22,444
2,585	SecureWorks Corp. - Class A (a)	34,587
881	ShotSpotter, Inc. (a)	30,897
1,209	Smartsheet, Inc. - Class A (a)	77,279
10,816	Smith Micro Software, Inc. (a)	59,542
762	SPS Commerce, Inc. (a)	75,674
1,365	SVMK, Inc. (a)	25,007
11,621	Synchronoss Technologies, Inc. (a)	41,487
1,362	Tenable Holdings, Inc. (a)	49,284
2,370	Varonis Systems, Inc. (a)	121,676
1,333	Verint Systems, Inc. (a)	60,638
1,502	Veritone, Inc. (a)	36,018
1,122	Workiva, Inc. (a)	99,028
3,708	Xperi Holding Corp.	80,723
2,651	Yext, Inc. (a)	38,386
1,285	Zendesk, Inc. (a)(b)	170,417
586	Zscaler, Inc. (a)	100,599
1,961	Zuora, Inc. - Class A (a)	29,023

		6,447,277

	Specialty Retail - 5.32%
1,425	Aaron’s Co., Inc.	36,594
3,108	Abercrombie & Fitch Co. - Class A (a)	106,636
759	Academy Sports & Outdoors, Inc. (a)(b)	20,485
2,873	American Eagle Outfitters, Inc.	84,007
773	America’s Car-Mart, Inc. (a)	117,782
461	Asbury Automotive Group, Inc. (a)	90,587
1,526	At Home Group, Inc. (a)	43,796
1,252	AutoNation, Inc. (a)	116,711

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Specialty Retail (Continued)
4,674	Bed Bath & Beyond, Inc. (a)(b)	$136,247
758	Boot Barn Holdings, Inc. (a)	47,231
4,189	Caleres, Inc.	91,320
1,566	Camping World Holdings, Inc. - Class A (b)	56,971
7,399	Chico’s FAS, Inc. (a)	24,491
2,170	Citi Trends, Inc. (a)	181,803
2,272	Conn’s, Inc. (a)	44,190
1,401	Dick’s Sporting Goods, Inc.	106,686
663	Five Below, Inc. (a)	126,494
1,134	Floor & Decor Holdings, Inc. - Class A (a)	108,274
1,702	Foot Locker, Inc.	95,738
1,243	GameStop Corp. - Class A (a)(b)	235,946
1,394	Genesco, Inc. (a)	66,215
301	Group 1 Automotive, Inc.	47,495
1,392	Guess?, Inc.	32,712
2,397	Haverty Furniture Cos., Inc. (b)	89,144
1,720	Hibbett Sports, Inc. (a)	118,491
3,615	L Brands, Inc. (a)	223,624
2,024	Leslie’s, Inc. (a)	49,568
368	Lithia Motors, Inc. - Class A	143,553
4,222	Lumber Liquidators Holdings, Inc. (a)	106,057
1,827	MarineMax, Inc. (a)(b)	90,181
383	Monro, Inc. (b)	25,201
544	Murphy USA, Inc.	78,641
1,078	National Vision Holdings, Inc. (a)	47,249
1,655	ODP Corp. (a)	71,645
406	Penske Automotive Group, Inc.	32,577
1,707	Petco Health & Wellness Co, Inc. (a)	37,827
2,384	Rent-A-Center, Inc.	137,461
315	RH (a)(b)	187,929
3,026	Sally Beauty Holdings, Inc. (a)	60,913
1,211	Shoe Carnival, Inc.	74,937
2,149	Signet Jewelers, Ltd. (a)	124,599
1,009	Sleep Number Corp. (a)	144,781
1,067	Sonic Automotive, Inc. - Class A	52,891
6,041	Sportsman’s Warehouse Holdings, Inc. (a)	104,147
1,628	The Buckle, Inc.	63,948
982	The Children’s Place, Inc. (a)	68,445
6,889	The Container Store Group, Inc. (a)	114,633
2,557	The Gap, Inc. (a)	76,147
5,110	The Michaels Cos., Inc. (a)	112,113
4,339	Tilly’s, Inc. - Class A (a)	49,117
1,209	Urban Outfitters, Inc. (a)	44,963
529	Vroom, Inc. (a)	20,626
1,298	Williams Sonoma, Inc. (b)	232,602
232	Winmark Corp.	43,252
2,120	Zumiez, Inc. (a)	90,948

		4,936,621

	Technology Hardware, Storage & Peripherals - 0.86%
3,313	3D Systems Corp. (a)(b)	90,909
4,908	Avid Technology, Inc. (a)	103,608
826	Corsair Gaming, Inc. (a)	27,498
1,506	NCR Corp. (a)	57,153
3,840	Pure Storage, Inc. - Class A (a)	82,714
11,461	Quantum Corp. (a)	95,470
915	Super Micro Computer, Inc. (a)	35,740
1,256	Synaptics, Inc. (a)	170,087
2,047	Teradata Corp. (a)(b)	78,891

Number of Shares		Value
	Technology Hardware, Storage & Peripherals (Continued)
2,301	Xerox Holdings Corp. (b)	$55,845

		797,915

	Textiles, Apparel & Luxury Goods - 2.16%
2,902	Capri Holdings, Ltd. (a)	148,002
633	Carter’s, Inc. (a)	56,293
846	Columbia Sportswear Co.	89,363
2,014	Crocs, Inc. (a)	162,026
585	Deckers Outdoor Corp. (a)	193,296
6,323	Fossil Group, Inc. (a)	78,405
2,482	G-III Apparel Group, Ltd. (a)	74,808
4,585	Hanesbrands, Inc.	90,187
843	Kontoor Brands, Inc.	40,911
1,227	Lakeland Industries, Inc. (a)	34,184
2,221	Movado Group, Inc.	63,187
631	Oxford Industries, Inc.	55,162
1,173	PVH Corp. (a)	123,986
453	Ralph Lauren Corp. - Class A (a)	55,792
830	Rocky Brands, Inc.	44,870
1,558	Skechers U.S.A., Inc. - Class A (a)	64,984
1,405	Steven Madden, Ltd.	52,350
2,247	Superior Uniform Group, Inc.	57,119
3,301	Tapestry, Inc. (a)	136,034
2,825	Under Armour, Inc. - Class A (a)(b)	62,602
3,116	Under Armour, Inc. - Class C (a)(b)	57,521
1,790	Unifi, Inc. (a)	49,332
213	UniFirst Corp.	47,650
4,951	Vera Bradley, Inc. (a)	50,005
1,132	Weyco Group, Inc.	24,485
2,333	Wolverine World Wide, Inc.	89,401

		2,001,955

	Thrifts & Mortgage Finance - 1.12%
1,401	Axos Financial, Inc. (a)	65,861
1,022	Bank7 Corp.	17,997
1,421	Essent Group, Ltd.	67,483
488	Federal Agricultural Mortgage Corp. - Class C	49,151
843	Flagstar Bancorp, Inc.	38,019
345	FS Bancorp, Inc.	23,184
739	Greene County Bancorp, Inc.	18,482
189	Hingham Institution for Savings	53,631
953	HomeStreet, Inc.	41,999
1,070	Merchants Bancorp	44,876
4,983	MGIC Investment Corp.	69,015
1,187	MMA Capital Holdings, Inc. (a)	27,076
2,471	Mr Cooper Group, Inc. (a)	85,892
3,984	New York Community Bancorp, Inc.	50,278
1,752	NMI Holdings, Inc. - Class A (a)	41,417
1,291	PennyMac Financial Services, Inc.	86,329
1,781	People’s United Financial, Inc.	31,880
2,772	Radian Group, Inc.	64,449
915	Timberland Bancorp, Inc.	25,446
875	Walker & Dunlop, Inc.	89,898
880	Washington Federal, Inc.	27,104
973	Waterstone Financial, Inc.	19,869

		1,039,336

	Tobacco - 0.10%
634	Turning Point Brands, Inc.	33,076
389	Universal Corp.	22,947
2,758	Vector Group, Ltd.	38,474

		94,497

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Trading Companies & Distributors - 1.66%
897	Applied Industrial Technologies, Inc.	$81,779
1,387	Beacon Roofing Supply, Inc. (a)	72,568
811	CAI International, Inc.	36,917
2,035	DXP Enterprises, Inc. (a)	61,396
853	EVI Industries, Inc. (a)	24,541
2,276	GMS, Inc. (a)	95,023
1,102	H&E Equipment Services, Inc.	41,876
200	Herc Holdings, Inc. (a)	20,266
1,339	Lawson Products, Inc. (a)	69,441
4,114	MRC Global, Inc. (a)	37,149
844	MSC Industrial Direct Co., Inc. - Class A	76,120
6,286	NOW, Inc. (a)	63,426
1,008	Rush Enterprises, Inc. - Class A	50,229
882	Rush Enterprises, Inc. - Class B	39,769
941	SiteOne Landscape Supply, Inc. (a)	160,666
1,668	Systemax, Inc.	68,588
1,587	Textainer Group Holdings, Ltd. (a)	45,468
1,940	Titan Machinery, Inc. (a)	49,470
650	Transcat, Inc. (a)	31,902
954	Triton International, Ltd.	52,460
2,437	Univar, Inc. (a)	52,493
2,644	Veritiv Corp. (a)	112,476
435	Watsco, Inc. - Class A (b)	113,426
988	WESCO International, Inc. (a)	85,492

		1,542,941

	Transportation Infrastructure - 0.03%
733	Macquarie Infrastructure Corp.	23,317

	Water Utilities - 0.05%
1,705	Consolidated Water Co., Ltd. - Ordinary Shares	22,932
512	Essential Utilities, Inc.	22,912

		45,844

	Wireless Telecommunication Services - 0.09%
412	Shenandoah Telecommunications Co.	20,110
1,576	Telephone & Data Systems, Inc.	36,185
716	United States Cellular Corp. (a)	26,119

		82,414

	Total Common Stocks (Cost $45,802,032)	85,501,624

	INVESTMENT COMPANIES - 3.52%
	Exchange Traded Funds - 3.52%
18,459	Vanguard Extended Market ETF	3,265,582

	Total Investment Companies (Cost $2,803,829)	3,265,582

	REAL ESTATE INVESTMENT TRUSTS - 3.52%
	Real Estate Investment Trusts - 3.52%
1,751	Acadia Realty Trust	33,216
4,627	AGNC Investment Corp.	77,549
344	Agree Realty Corp.	23,155
2,320	Alexander & Baldwin, Inc.	38,953
677	American Assets Trust, Inc.	21,962
702	American Campus Communities, Inc.	30,305
2,911	American Homes 4 Rent - Class A	97,053
1,052	Americold Realty Trust	40,470
396	Apartment Income REIT Corp.	16,933
6,603	Apartment Investment and Management Co. - Class A	40,542

Number of Shares		Value
	Real Estate Investment Trusts (Continued)
1,662	Apollo Commercial Real Estate Finance, Inc.	$23,218
1,483	Apple Hospitality REIT, Inc. (a)	21,607
1,671	Arbor Realty Trust, Inc.	26,569
1,648	Armada Hoffler Properties, Inc.	20,666
847	Blackstone Mortgage Trust, Inc.	26,257
1,670	Brandywine Realty Trust	21,560
2,889	Brixmor Property Group, Inc.	58,444
735	Camden Property Trust	80,784
849	CareTrust REIT, Inc.	19,769
358	Centerspace	24,344
1,759	City Office REIT, Inc.	18,681
5,770	Colony Capital, Inc. - Class A (b)	37,390
1,357	Columbia Property Trust, Inc.	23,205
3,277	CoreCivic, Inc.	29,657
1,988	CorePoint Lodging, Inc.	17,952
239	CoreSite Realty Corp.	28,644
1,170	Corporate Office Properties Trust	30,806
1,543	Cousins Properties, Inc.	54,545
926	CubeSmart	35,031
569	CyrusOne, Inc.	38,533
12,768	Diversified Healthcare Trust	61,031
1,010	Douglas Emmett, Inc.	31,714
2,218	Dynex Capital, Inc.	41,987
1,084	Easterly Government Properties, Inc.	22,471
4,558	Empire State Realty Trust, Inc. - Class A	50,731
536	Equity LifeStyle Properties, Inc.	34,111
2,660	Farmland Partners, Inc.	29,819
453	First Industrial Realty Trust, Inc.	20,743
8,957	Franklin Street Properties Corp.	48,816
1,257	Gaming and Leisure Properties, Inc.	53,335
1,216	Gladstone Commercial Corp.	23,785
1,311	Gladstone Land Corp.	23,991
1,967	Great Ajax Corp.	21,440
744	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	41,738
817	Healthcare Realty Trust, Inc.	24,771
835	Healthcare Trust of America, Inc. - Class A (b)	23,029
865	Highwoods Properties, Inc.	37,143
853	Hudson Pacific Properties, Inc. (b)	23,142
915	Industrial Logistics Properties Trust	21,164
211	Innovative Industrial Properties, Inc. (b)	38,014
1,029	Iron Mountain, Inc.	38,083
1,610	iStar Financial, Inc.	28,626
780	JBG SMITH Properties	24,796
675	Kilroy Realty Corp.	44,300
2,823	Kimco Realty Corp.	52,931
2,067	Kite Realty Group Trust	39,872
323	Lamar Advertising Co. - Class A	30,336
438	Life Storage, Inc.	37,646
2,003	Mack-Cali Realty Corp.	31,006
1,956	Medical Properties Trust, Inc.	41,624
474	National Retail Properties, Inc.	20,889
925	National Storage Affiliates Trust	36,935
7,098	New Senior Investment Group, Inc.	44,221
1,395	Office Properties Income Trust	38,390
707	Omega Healthcare Investors, Inc.	25,897
3,424	Paramount Group, Inc.	34,685
1,431	Physicians Realty Trust	25,286
1,695	Piedmont Office Realty Trust, Inc. - Class A	29,442
352	PotlatchDeltic Corp.	18,628

See notes to financial statements.

GuideMark® Small/Mid Cap Core Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	REAL ESTATE INVESTMENT TRUSTS (Continued)
	Real Estate Investment Trusts (Continued)
576	QTS Realty Trust, Inc. - Class A	$35,735
862	Regency Centers Corp.	48,884
2,042	Retail Opportunity Investments Corp.	32,407
4,388	Retail Properties of America, Inc. - Class A	45,986
3,281	Retail Value, Inc.	61,388
341	Rexford Industrial Realty, Inc.	17,186
1,923	RPT Realty	21,941
2,054	Sabra Health Care REIT, Inc.	35,657
2,081	Service Properties Trust	24,681
2,624	SITE Centers Corp.	35,581
346	SL Green Realty Corp. (b)	24,217
460	Spirit Realty Capital, Inc.	19,550
520	STAG Industrial, Inc.	17,477
2,766	Starwood Property Trust, Inc.	68,431
1,017	STORE Capital Corp.	34,070
3,216	Tanger Factory Outlet Centers, Inc.	48,658
3,846	The Geo Group, Inc.	29,845
3,728	Uniti Group, Inc.	41,120
1,406	Urban Edge Properties	23,227
1,582	Urstadt Biddle Properties, Inc. - Class A	26,340
1,175	VEREIT, Inc.	45,378
3,365	VICI Properties, Inc.	95,028
653	Weingarten Realty Investors	17,572
3,491	Whitestone	33,863

	Total Real Estate Investment Trusts (Cost $2,764,080)	3,258,590

	SHORT TERM INVESTMENTS - 0.74%
	Money Market Funds - 0.74%
689,166	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.04% (e)	689,166

	Total Short Term Investments (Cost $689,166)	689,166

Number of Units		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 7.09%
6,578,455	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.11% (e)	$6,578,455

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $6,578,455)	6,578,455

	Total Investments (Cost $58,637,562) - 107.05%	99,293,417
	Liabilities in Excess of Other Assets - (7.05)%	(6,537,067)

	TOTAL NET ASSETS - 100.00%	$92,756,350

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Value determined using significant unobservable inputs. Classified as Level 3 in the fair value hierarchy.
(d)	As of March 31, 2021, the Valuation Committee has fair valued this security. The value of these securities were $3,866, which represents less than 0.01% of total net assets.
(e)	Seven-day yield as of March 31, 2021.
(f)	These securities have been deemed illiquid according to the Fund’s liquidity guidelines. The value of these securities total $3,866, which represents less than 0.01% of total net assets.

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS

March 31, 2021

Number of Shares		Value
	COMMON STOCKS - 94.02%
	Australia - 3.96%
2,547	Afterpay, Ltd. (a)	$198,931
17,514	AGL Energy, Ltd.	128,750
638	ASX, Ltd.	34,535
12,006	Australia & New Zealand Banking Group, Ltd.	257,774
6,700	BHP Group, Ltd.	232,419
20,160	BlueScope Steel, Ltd.	297,496
4,127	Coca-Cola Amatil, Ltd.	42,203
1,204	Cochlear, Ltd.	193,669
42,802	Coles Group, Ltd.	521,951
6,172	Commonwealth Bank of Australia	404,974
2,190	CSL, Ltd.	442,607
23,835	Fortescue Metals Group, Ltd.	363,260
477	Macquarie Group, Ltd.	55,608
8,717	Magellan Financial Group, Ltd.	300,873
35,968	Medibank Private, Ltd.	76,666
9,139	National Australia Bank, Ltd.	181,066
2,064	Newcrest Mining, Ltd.	38,993
4,152	Northern Star Resources, Ltd.	30,076
2,762	REA Group, Ltd.	298,886
842	Rio Tinto, Ltd.	71,163
1,326	SEEK, Ltd. (a)	28,903
1,891	Sonic Healthcare, Ltd.	50,568
42,422	South32, Ltd.	91,044
9,926	Suncorp Group, Ltd.	74,784
12,878	Telstra Corp., Ltd.	33,346
1,747	Washington H Soul Pattinson & Co., Ltd.	42,057
8,803	Wesfarmers, Ltd.	353,516
7,753	Westpac Banking Corp.	143,810
1,155	WiseTech Global, Ltd.	25,701
14,478	Woolworths, Ltd.	450,906

		5,466,535

	Austria - 0.70%
1,125	Erste Group Bank AG	38,113
2,506	OMV AG	126,998
13,423	Raiffeisen Bank International AG	294,674
695	Verbund AG	50,484
10,845	voestalpine AG	449,123

		959,392

	Belgium - 0.54%
4,843	Ageas SA	292,451
801	Anheuser-Busch InBev SA	50,353
487	Sofina SA	164,647
2,497	UCB SA	237,376

		744,827

	Canada - 8.44%
2,206	Agnico Eagle Mines, Ltd.	127,529
7,200	Alimentation Couche-Tard, Inc. - Series B	232,151
3,399	AltaGas, Ltd.	56,636
21,483	B2Gold Corp.	92,483
5,093	Ballard Power Systems, Inc. (a)	124,215
4,031	Bank of Montreal	359,316
10,568	Barrick Gold Corp.	209,644
2,085	Bausch Health Cos., Inc.	66,149
13,791	BlackBerry, Ltd. (a)	115,666
6,069	Cameco Corp.	100,643
2,109	Canadian Imperial Bank of Commerce	206,503
1,495	Canadian National Railway Co.	173,495

Number of Shares		Value
	Canada (Continued)
5,684	Canadian Natural Resources, Ltd.	$175,717
558	Canadian Pacific Railway, Ltd.	213,130
451	Canadian Tire Corp., Ltd. - Class A	63,998
1,487	Canopy Growth Corp. (a)	47,756
788	CCL Industries, Inc. - Class B	43,592
5,048	Cenovus Energy, Inc.	37,919
985	CGI, Inc. (a)	82,048
525	Constellation Software, Inc.	733,187
4,819	Dollarama, Inc.	212,900
18,226	Empire Co., Ltd. - Series A	568,230
2,243	First Quantum Minerals, Ltd.	42,747
667	FirstService Corp.	99,007
898	Franco-Nevada Corp.	112,538
3,090	George Weston, Ltd.	273,618
2,869	GFL Environmental, Inc.	100,222
5,010	Great-West Lifeco, Inc.	133,313
5,011	iA Financial Corp., Inc.	272,461
244	Intact Financial Corp.	29,901
17,938	Kinross Gold Corp.	119,472
1,691	Kirkland Lake Gold, Ltd.	57,107
7,543	Loblaw Cos., Ltd.	421,356
2,271	Lundin Mining Corp.	23,366
3,179	Magna International, Inc.	279,981
25,276	Manulife Financial Corp.	543,654
2,573	Metro, Inc.	117,379
2,357	National Bank of Canada	160,115
3,695	Northland Power, Inc.	133,928
2,433	Nutrien, Ltd.	131,069
2,808	Pan American Silver Corp.	84,238
7,942	Power Corp. of Canada	208,741
1,968	Ritchie Bros Auctioneers, Inc.	115,227
9,264	Royal Bank of Canada	854,157
1,602	Saputo, Inc.	48,173
613	Shopify, Inc. - Class A (a)	676,768
1,709	Sun Life Financial, Inc.	86,368
2,398	Teck Resources, Ltd. - Class B	45,930
2,044	TELUS Corp.	40,711
4,974	The Bank of Nova Scotia	311,177
10,374	The Toronto-Dominion Bank	676,576
439	Thomson Reuters Corp.	38,457
862	Toromont Industries, Ltd.	65,979
1,433	West Fraser Timber Co., Ltd.	103,093
3,622	Wheaton Precious Metals Corp.	138,343
10,106	WSP Global, Inc.	961,465
24,961	Yamana Gold, Inc.	108,448

		11,657,992

	Chile - 0.12%
7,073	Antofagasta PLC	164,753

	Denmark - 2.60%
160	A.P. Moeller - Maersk AS - Class A	348,171
165	A.P. Moeller - Maersk AS - Class B	383,050
2,617	Ambu AS - Class B	122,901
230	Carlsberg AS - Series B	35,273
2,222	Coloplast AS - Series B	334,071
7,614	Danske Bank AS	142,438
1,050	DSV PANALPINA AS	205,951
566	Genmab AS (a)	186,154
350	GN Store Nord AS	27,548
14,192	Novo Nordisk AS - Series B	956,309

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Denmark (Continued)
1,508	Orsted AS	$243,490
3,470	Pandora AS (a)	371,114
144	ROCKWOOL International AS - B Shares	60,609
852	Vestas Wind Systems AS	175,756

		3,592,835

	Finland - 0.65%
499	Elisa OYJ	29,932
4,430	Kesko OYJ - Class B	135,480
1,254	Kone OYJ - Series B	102,497
2,519	Neste OYJ	133,774
18,329	Nokia OYJ (a)	73,200
10,599	Orion OYJ - Class B	424,669

		899,552

	France - 9.64%
2,209	Air Liquide SA	360,678
335	Arkema SA	40,570
6,890	Atos SE (a)	537,179
3,572	AXA SA	95,888
3,075	BioMerieux	391,199
7,222	BNP Paribas SA	440,033
90,143	Bollore SA	435,022
5,605	Bouygues SA	224,507
840	Capgemini SE	142,823
16,429	Carrefour SA	297,458
8,316	Cie de Saint-Gobain	491,074
328	Cie Generale des Etablissements Michelin SCA	49,125
20,289	CNP Assurances	384,821
15,602	Credit Agricole SA	225,952
3,625	Danone SA	248,125
175	Dassault Systemes SE	37,404
2,670	Eiffage SA	266,971
5,417	Engie SA	76,951
874	EssilorLuxottica SA	142,381
565	Hermes International	624,891
379	Iliad SA	71,993
4,852	Ipsen SA	415,938
471	Kering SA	325,018
10,225	La Francaise des Jeux SAEM	464,647
901	Legrand SA	83,711
2,346	L’Oreal SA	898,712
2,073	LVMH Moet Hennessy Louis Vuitton SE	1,384,669
4,181	Orange SA	51,451
6,193	Publicis Groupe SA	377,665
893	Remy Cointreau SA	164,842
655	Safran SA (a)	89,098
8,167	Sanofi	807,590
1,403	Sartorius Stedim Biotech	577,404
2,818	Schneider Electric SE	429,282
1,955	SEB SA	344,412
8,682	Suez Environnement Co. SA	183,877
413	Teleperformance	150,578
7,590	Total SA	353,845
1,065	Ubisoft Entertainment SA (a)	80,946
5,204	Veolia Environnement SA	133,507
3,062	Vinci SA	313,617
766	Vivendi SA	25,143
879	Worldline SA (a)	73,587

		13,314,584

Number of Shares		Value
	Germany - 7.69%
1,696	adidas AG	$529,817
1,937	Allianz SE	492,688
6,417	Bayer AG	406,666
1,932	Bayerische Motoren Werke AG	200,497
2,051	Beiersdorf AG	216,711
2,052	Brenntag AG	175,301
1,040	Carl Zeiss Meditec AG	156,764
1,501	Covestro AG	100,989
6,826	Daimler AG	609,221
1,660	Delivery Hero SE (a)	215,165
1,085	Deutsche Boerse AG	180,294
12,788	Deutsche Post AG	701,563
11,027	Deutsche Telekom AG	222,233
1,560	Deutsche Wohnen SE	72,772
1,391	Fresenius Medical Care AG & Co. KGaA	102,464
5,861	Fresenius SE & Co. KGaA	261,169
1,008	GEA Group AG	41,344
5,655	HeidelbergCement AG	513,804
7,203	HelloFresh SE (a)	536,682
879	HOCHTIEF AG	78,695
6,239	Infineon Technologies AG	265,455
1,592	KION Group AG	157,299
2,052	Knorr-Bremse AG	256,075
1,822	Merck KGaA	311,662
3,765	Nemetschek SE	240,336
4,227	Puma SE	414,423
253	Rational AG	196,532
3,296	RWE AG	129,341
4,888	SAP SE	599,548
2,057	Siemens AG	337,990
5,185	Siemens Energy AG (a)	186,191
550	Symrise AG	66,733
790	TeamViewer AG (a)	33,785
9,320	Uniper SE	337,601
3,148	United Internet AG	126,380
1,379	Volkswagen AG	500,285
1,374	Vonovia SE	89,790
5,731	Zalando SE (a)	561,569

		10,625,834

	Hong Kong - 2.78%
72,146	AIA Group, Ltd.	882,834
29,999	BOC Hong Kong Holdings, Ltd.	104,948
27,576	CK Asset Holdings, Ltd.	167,871
52,531	CK Hutchison Holdings, Ltd.	419,687
1,758	Hang Seng Bank, Ltd.	34,137
11,939	Hong Kong Exchange & Clearing, Ltd.	708,292
2,811	Jardine Matheson Holdings, Ltd.	184,168
11,846	Jardine Strategic Holdings, Ltd.	391,407
155,130	PCCW, Ltd.	87,607
8,517	Swire Pacific, Ltd. - Class A	64,158
22,687	Techtronic Industries Co., Ltd.	388,942
258,702	WH Group, Ltd.	210,177
56,720	Xinyi Glass Holdings, Ltd.	186,330

		3,830,558

	Ireland - 0.53%
1,417	CRH PLC	66,311
559	DCC PLC	48,488
876	Flutter Entertainment PLC (a)	187,910
5,189	James Hardie Industries PLC - CDI	156,830

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Ireland (Continued)
643	Kingspan Group PLC	$54,480
842	Kingspan Group PLC	71,233
3,254	Smurfit Kappa Group PLC	152,680

		737,932

	Isle Of Man - 0.20%
13,132	Entain PLC (a)	274,627

	Israel - 0.60%
713	Nice, Ltd. (a)	155,008
35,711	Teva Pharmaceutical Industries, Ltd. - ADR (a)	412,105
920	Wix.com, Ltd. (a)	256,882

		823,995

	Italy - 2.63%
7,382	Assicurazioni Generali SpA	147,486
2,326	Atlantia SpA (a)	43,530
1,457	DiaSorin SpA	233,769
52,665	Enel SpA	523,879
876	Ferrari NV	183,245
14,455	FinecoBank Banca Fineco SpA (a)	236,482
3,862	Infrastrutture Wireless Italiane SpA	43,013
91,018	Intesa Sanpaolo SpA	246,621
5,656	Moncler SpA	323,914
24,195	Poste Italiane SpA	307,267
4,911	Prysmian SpA	159,461
3,313	Recordati SpA	178,172
10,238	Snam SpA	56,759
882,574	Telecom Italia SpA	477,459
792,543	Telecom Italia SpA - Savings Shares	455,732

		3,616,789

	Japan - 22.81%
484	ABC-Mart, Inc.	27,332
4,641	Advantest Corp.	407,629
4,688	Aeon Co., Ltd.	140,031
2,387	Aisin Seiki Co., Ltd.	90,912
6,296	Asahi Intecc Co., Ltd.	173,786
22,224	Astellas Pharma, Inc.	342,345
2,412	Azbil Corp.	103,992
2,653	Bandai Namco Holdings, Inc.	189,656
10,130	Brother Industries, Ltd.	224,992
7,477	Calbee, Inc.	190,598
7,504	Capcom Co., Ltd.	244,113
10,906	Chubu Electric Power Co., Inc.	140,529
8,283	Chugai Pharmaceutical Co., Ltd.	336,570
5,715	Coca-Cola Bottlers Japan, Inc.	99,740
630	Cosmos Pharmaceutical Corp.	98,279
19,568	CyberAgent, Inc.	353,213
1,403	Daifuku Co., Ltd.	137,872
10,239	Daiichi Sankyo Co., Ltd.	298,731
839	Daikin Industries, Ltd.	169,611
268	Disco Corp.	84,689
1,390	Don Quijote Co., Ltd.	32,810
3,051	Eisai Co., Ltd.	205,070
110	FANUC Corp.	26,445
243	Fast Retailing Co., Ltd.	194,249
1,957	FUJIFILM Holdings Corp.	116,419
1,626	Fujitsu, Ltd.	236,605
771	GMO Payment Gateway, Inc.	102,448
4,154	Hakuhodo DY Holdings, Inc.	69,381

Number of Shares		Value
	Japan (Continued)
822	Hamamatsu Photonics KK	$48,699
748	Harmonic Drive Systems, Inc.	50,713
5,927	Hitachi, Ltd.	268,661
14,393	Honda Motor Co., Ltd.	433,885
4,525	Hoya Corp.	532,578
1,257	Ibiden Co., Ltd.	58,076
13,825	Iida Group Holdings Co., Ltd.	334,989
35,064	Inpex Corp.	239,764
4,584	Ito En, Ltd.	281,177
15,336	ITOCHU Corp.	497,899
1,721	Itochu Techno-Solutions Corp.	55,614
32,630	Japan Post Holdings Co., Ltd.	290,806
17,295	Japan Post Insurance Co., Ltd.	355,285
3,182	JSR Corp.	96,299
97,944	JXTG Holdings, Inc.	444,359
15,669	Kajima Corp.	222,865
8,068	Kakaku.com, Inc.	220,841
2,364	Kao Corp.	156,423
9,195	KDDI Corp.	283,304
347	Keio Corp.	23,363
680	Keyence Corp.	309,914
2,949	Kikkoman Corp.	175,863
1,469	Kobayashi Pharmaceutical Co., Ltd.	137,205
5,782	Kobe Bussan Co., Ltd.	155,028
2,752	Koei Tecmo Holdings Co., Ltd.	123,896
407	Konami Holdings Corp.	24,298
2,291	Kose Corp.	324,703
3,344	Kubota Corp.	76,283
1,959	Lasertec Corp.	258,708
1,447	Lawson, Inc.	71,004
4,011	Lion Corp.	78,191
8,259	Lixil Group Corp.	229,842
4,662	M3, Inc.	320,037
60,169	Marubeni Corp.	502,536
9,811	Medipal Holdings Corp.	188,582
2,262	MEIJI Holdings Co., Ltd.	145,460
2,027	Mercari, Inc. (a)	92,541
7,536	MISUMI Group, Inc.	219,520
57,415	Mitsubishi Chemical Holdings Corp.	431,221
14,173	Mitsubishi Corp.	401,791
3,234	Mitsubishi Gas Chemical Co., Inc.	79,549
40,974	Mitsubishi UFJ Lease & Finance Co., Ltd.	247,686
1,736	Mitsui & Co., Ltd.	36,231
4,580	Mitsui Chemicals, Inc.	144,947
1,684	Miura Co., Ltd.	91,117
6,560	Mizuho Financial Group, Inc.	94,860
21,150	MonotaRO Co., Ltd.	573,765
2,991	Murata Manufacturing Co., Ltd.	240,762
1,495	Nabtesco Corp.	68,408
938	NEC Corp.	55,385
4,277	Nexon Co., Ltd.	138,780
1,910	Nidec Corp.	232,882
4,570	Nihon M&A Center, Inc.	123,955
461	Nintendo Co., Ltd.	259,836
11,220	Nippon Paint Holdings Co., Ltd.	162,058
22,212	Nippon Telegraph & Telephone Corp.	573,112
25,892	Nissan Motor Co. (a)	144,650
614	Nissin Foods Holdings Co., Ltd.	45,523
1,636	Nitori Holdings Co., Ltd.	316,900
1,350	Nitto Denko Corp.	115,723

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Japan (Continued)
31,686	Nomura Holdings, Inc.	$167,887
5,232	Nomura Research Institute, Ltd.	162,547
17,264	Obayashi Corp.	158,466
471	Obic Co., Ltd.	86,425
32,055	Oji Holdings Corp.	207,844
16,119	Olympus Corp.	334,371
3,329	Omron Corp.	260,769
4,253	Ono Pharmaceutical Co., Ltd.	111,226
455	Oracle Corp.	44,542
10,871	ORIX Corp.	183,859
3,368	Osaka Securities Exchange Co., Ltd.	79,116
2,529	Otsuka Holdings Co., Ltd.	107,252
14,250	Persol Holdings Co., Ltd.	280,103
4,912	Pigeon Corp.	186,259
15,072	Pola Orbis Holdings, Inc.	363,500
8,678	Rakuten, Inc.	103,675
11,724	Recruit Holdings Co., Ltd.	575,721
2,415	Renesas Electronics Corp. (a)	26,441
42,166	Resona Holdings, Inc.	177,119
25,688	Ricoh Co., Ltd.	261,842
582	Rinnai Corp.	65,278
10,894	Ryohin Keikaku Co., Ltd.	258,583
4,071	Seiko Epson Corp.	66,459
18,161	Sekisui House, Ltd.	390,646
3,693	Seven & I Holdings Co., Ltd. - Series A	149,129
4,920	SG Holdings Co., Ltd.	112,960
755	Shimadzu Corp.	27,377
1,080	Shimamura Co., Ltd.	124,800
456	Shimano, Inc.	108,911
1,337	Shin-Etsu Chemical Co., Ltd.	226,488
3,325	Shinsei Bank, Ltd.	53,736
5,821	Shiseido Co., Ltd.	391,487
271	SMC Corp.	157,825
4,581	SoftBank Group Corp.	390,016
7,541	Sony Corp.	798,090
981	Square Enix Holdings Co., Ltd.	54,562
4,768	Subaru Corp.	95,296
52,314	Sumitomo Chemical Co., Ltd.	271,420
17,884	Sumitomo Corp.	255,950
10,968	Sumitomo Dainippon Pharma Co., Ltd.	191,327
1,579	Sumitomo Metal Mining Co., Ltd.	68,426
8,670	Sumitomo Mitsui Financial Group, Inc.	314,264
4,758	Sumitomo Mitsui Trust Holdings, Inc.	166,004
7,070	Sundrug Co., Ltd.	259,020
3,549	Suzuken Co., Ltd.	138,852
2,855	Sysmex Corp.	308,179
8,800	T&D Holdings, Inc.	113,235
8,006	Taiheiyo Cement Corp.	210,954
795	Taisho Pharmaceutical Holdings Co., Ltd.	51,374
5,406	Takeda Pharmaceutical Co., Ltd.	197,060
515	TDK Corp.	71,692
1,499	Toho Gas Co., Ltd.	92,501
851	Tokyo Century Corp.	57,340
997	Tokyo Electron, Ltd.	433,330
6,897	Tokyo Gas Co., Ltd.	153,656
37,272	Toray Industries, Inc.	240,636
1,424	Toyo Suisan Kaisha, Ltd.	59,764
310	Toyota Industries Corp.	27,701
4,207	Toyota Motor Corp.	327,389

Number of Shares		Value
	Japan (Continued)
8,962	Toyota Tsusho Corp.	$377,394
1,343	Trend Micro, Inc.	67,416
1,819	Tsuruha Holdings, Inc.	234,720
2,478	Unicharm Corp.	104,053
11,512	Welcia Holdings Co., Ltd.	394,975
60,098	Yamada Denki Co., Ltd.	324,783
3,184	Yamato Holdings Co., Ltd.	87,437
14,269	Yamazaki Baking Co., Ltd.	230,546
530	Yaskawa Electric Corp.	26,480
20,486	Z Holdings Corp.	102,188
15,136	ZOZO, Inc.	448,395

		31,505,467

	Jersey - 0.80%
5,660	Ferguson PLC	676,119
62,698	Glencore PLC	246,179
14,671	WPP PLC	186,961

		1,109,259

	Luxembourg - 0.41%
1,961	Eurofins Scientific SE (a)	187,434
10,917	SES SA	86,605
25,615	Tenaris SA	289,654

		563,693

	Mexico - 0.08%
9,784	Fresnillo PLC	116,535

	Netherlands - 4.38%
108	Adyen NV (a)	240,993
566	Akzo Nobel NV	63,192
26,793	ArcelorMittal (a)	771,144
263	Argenx SE (a)	72,318
377	ASM International NV	109,309
2,308	ASML Holding NV	1,416,123
28,833	ING Groep NV	352,170
22,273	Koninklijke Ahold Delhaize NV	621,260
1,334	Koninklijke DSM NV	225,524
5,910	Koninklijke Philips NV	337,021
8,411	NN Group NV	410,302
1,695	Prosus NV	188,618
2,437	QIAGEN NV (a)	117,949
5,342	Randstad Holding NV	374,983
9,706	STMicroelectronics NV	370,823
4,488	Wolters Kluwer NV	389,806

		6,061,535

	New Zealand - 0.42%
6,669	a2 Milk Co., Ltd. (a)	40,259
7,064	Fisher & Paykel Healthcare Corp., Ltd.	158,605
15,343	Meridian Energy, Ltd.	57,841
17,409	Spark New Zealand, Ltd.	54,528
2,732	Xero, Ltd. (a)	264,419

		575,652

	Norway - 0.57%
4,603	Adevinta ASA (a)	67,822
5,590	Gjensidige Forsikring ASA	131,098
48,035	Norsk Hydro ASA	308,527
9,998	Orkla ASA	98,051
2,091	Schibsted ASA - Class A	87,887

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	Norway (Continued)
2,795	Schibsted ASA - Class B	$100,180

		793,565

	Portugal - 0.32%
27,515	EDP - Energias de Portugal SA	157,157
16,910	Jeronimo Martins SGPS SA	284,283

		441,440

	Singapore - 1.17%
12,484	DBS Group Holdings, Ltd.	267,674
26,845	Oversea-Chinese Banking Corp., Ltd.	234,867
78,960	Singapore Exchange, Ltd.	585,625
15,474	United Overseas Bank, Ltd.	298,370
3,725	Venture Corp., Ltd.	55,623
44,277	Wilmar International, Ltd.	178,819

		1,620,978

	Spain - 1.59%
19,460	ACS, Actividades de Construccion y Servicios SA	646,767
47,053	CaixaBank SA	146,090
2,345	Cellnex Telecom SA	135,185
2,125	Enagas SA	46,263
3,702	Endesa SA	98,112
1,762	Grifols SA	46,115
21,976	Iberdrola SA	283,644
13,470	Industria de Diseno Textil SA	445,050
6,082	Siemens Gamesa Renewable Energy SA	235,888
26,193	Telefonica SA	117,761

		2,200,875

	Sweden - 2.95%
1,290	Assa Abloy AB - Class B	37,127
3,759	Atlas Copco AB - Class A	229,176
2,654	Atlas Copco AB - Class B	138,320
669	Boliden AB	24,822
1,307	Electrolux AB - Series B (a)(b)	36,336
2,834	Epiroc AB - Class A	64,202
4,137	Epiroc AB - Class B	86,180
6,090	EQT AB	200,506
2,515	Evolution Gaming Group AB	370,372
15,091	Hennes & Mauritz AB - Series B (a)	340,098
798	Hexagon AB - Class B	73,662
9,979	Husqvarna AB - Class B	143,863
1,010	ICA Gruppen AB	49,390
4,512	Investment AB Latour - B Shares	116,914
4,173	Investor AB - B Shares	332,963
7,217	Kinnevik AB - B Shares (a)	350,761
7,130	Nibe Industrier AB - B Shares	221,125
11,856	Skanska AB - B Shares (b)	297,344
2,274	SKF AB - B Shares	64,706
8,135	Svenska Cellulosa AB - Series B	143,990
6,600	Swedish Match AB	514,874
13,828	Telefonaktiebolaget LM Ericsson - B Shares	183,294
2,218	Volvo AB - Class B (b)	56,171

		4,076,196

	Switzerland - 7.37%
4,775	ABB, Ltd.	145,263
2,066	Adecco Group AG	139,356
637	Banque Cantonale Vaudoise	62,154
426	Cie Financiere Richemont SA	40,906

Number of Shares		Value
	Switzerland (Continued)
1,669	Coca-Cola HBC AG	$53,048
33,072	Credit Suisse Group AG	349,881
148	EMS-Chemie Holding AG	132,211
62	Givaudan SA	239,149
2,024	Kuehne & Nagel International AG	578,107
4,060	LafargeHolcim, Ltd.	238,748
4,029	Logitech International SA	422,538
429	Lonza Group AG	239,939
19,336	Nestle SA	2,155,507
14,290	Novartis AG	1,221,519
438	Partners Group Holding AG	559,732
375	Roche Holding AG - BR	128,466
5,984	Roche Holding AG - GENUS	1,938,477
121	SGS SA	343,809
635	Sika AG	181,581
110	Sonova Holding AG (a)	29,158
221	Straumann Holding AG	275,923
96	Swiss Life Holding AG	47,178
559	The Swatch Group AG - Group I	160,958
2,516	The Swatch Group AG - Group N	140,293
16,125	UBS Group AG	249,478
239	Zurich Insurance Group AG	101,731

		10,175,110

	United Kingdom - 10.07%
15,937	Admiral Group PLC	681,165
4,830	Anglo American PLC	189,182
4,729	Ashtead Group PLC	282,302
3,495	Associated British Foods PLC (a)	116,117
8,918	AstraZeneca PLC	890,097
55,535	Auto Trader Group PLC (a)	424,624
663	AVEVA Group PLC	31,275
76,040	Aviva PLC	428,616
89,497	Barclays PLC	229,196
5,708	Barratt Developments PLC	58,713
8,596	BHP Group PLC	247,498
19,034	BP PLC	77,316
14,115	British American Tobacco PLC	536,520
55,570	BT Group PLC (a)	118,549
3,603	Bunzl PLC	115,324
13,587	Burberry Group PLC (a)	355,435
2,237	Coca-Cola European Partners PLC	116,682
1,709	Croda International PLC	149,532
3,700	Diageo PLC	152,002
44,173	Evraz PLC	351,787
32,875	GlaxoSmithKline PLC	581,983
4,288	Halma PLC	140,290
20,564	Hargreaves Lansdown PLC	436,939
5,512	Hikma Pharmaceuticals PLC	172,911
7,300	HSBC Holdings PLC	42,550
3,972	Imperial Brands PLC	81,430
156,242	J. Sainsbury PLC	522,474
40,986	JD Sports Fashion PLC (a)	465,922
5,056	Johnson Matthey PLC	210,027
89,378	Kingfisher PLC	391,749
56,220	Legal & General Group PLC	215,859
2,456	London Stock Exchange Group PLC	234,794
183,237	M&G PLC	523,633
2,722	Next PLC (a)	295,018
9,077	Ocado Group PLC (a)	254,495

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	COMMON STOCKS (Continued)
	United Kingdom (Continued)
3,858	Pearson PLC	$41,138
2,381	Reckitt Benckiser Group PLC	213,125
10,464	RELX PLC	262,447
6,621	Rentokil Initial PLC	44,205
4,724	Rio Tinto PLC	360,387
19,393	Royal Dutch Shell PLC - Class A	376,982
18,696	Royal Dutch Shell PLC - Class B	344,147
884	Schroders PLC	42,651
7,933	Smith & Nephew PLC	150,609
394	Spirax-Sarco Engineering PLC	61,905
14,071	St. James’s Place PLC	247,036
31,220	Standard Chartered PLC	214,968
16,149	Tesco PLC	50,986
39,771	The Sage Group PLC	335,995
11,301	Unilever PLC	630,597
2,301	United Utilities Group PLC	29,403
201,080	Vodafone Group PLC	366,686

		13,895,273

	Total Common Stocks (Cost $90,362,090)	129,845,783

	INVESTMENT COMPANIES - 3.32%
	Canada - 0.29%
11,886	iShares MSCI Canada ETF (b)	404,719

	Japan - 3.03%
55,144	iShares MSCI EAFE ETF	4,183,775

	Total Investment Companies (Cost $4,454,292)	4,588,494

	PARTICIPATORY NOTES - 0.03%
	Switzerland - 0.03%
129	Schindler Holding AG (f)	37,901

	Total Participatory Notes (Cost $29,164)	37,901

	PREFERRED STOCKS - 0.77%
	Germany - 0.77%
1,571	Bayerische Motoren Werke AG	125,064
3,918	Fuchs Petrolub SE	187,748
442	Sartorius AG	220,364
1,888	Volkswagen AG	528,492

	Total Preferred Stocks (Cost $743,430)	1,061,668

	REAL ESTATE INVESTMENT TRUSTS - 0.26%
	Australia - 0.12%
9,369	Goodman Group	129,371
10,821	Stockland	36,325

		165,696

	Japan - 0.04%
15	Nippon Prologis REIT, Inc.	48,233

	Singapore - 0.03%
30,689	Mapletree Logistics Trust	44,128

	United Kingdom - 0.07%
7,577	Segro PLC	97,919

	Total Real Estate Investment Trusts (Cost $234,849)	355,976

Number of Shares		Value
	RIGHTS - 0.00%
	Italy - 0.00% (g)
10,238	Snam SpA (c)(d)(g)	$3,326

	Total Rights (Cost $0)	3,326

	SHORT TERM INVESTMENTS - 0.60%
	Money Market Funds - 0.60%
834,008	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.04% (e)	834,008

	Total Short Term Investments (Cost $834,008)	834,008

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 0.51%
702,165	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.11% (e)	702,165

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $702,165)	702,165

	Total Investments (Cost $97,359,998) - 99.51%	137,429,321
	Other Assets in Excess of Liabilities - 0.49%	682,689

	TOTAL NET ASSETS - 100.00%	$138,112,010

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Value determined using significant unobservable inputs. Classified as level 3 in the fair value hierarchy.
(d)	As of March 31, 2021, the Valuation Committee has fair valued these securities. The value of these securities total $3,326, which represents less than 0.01% of total net assets.
(e)	Seven-day yield as of March 31, 2021.
(f)	Represents the value of the underlying security. See note 3u. of the Notes to Financial Statements.
(g)	Less than 0.01%.

Glossary of Terms

ADR	-	American Depositary Receipt
CDI	-	CREST Depository Interest

See notes to financial statements.

GuideMark® World ex-US Fund

SCHEDULE OF INVESTMENTS BY INDUSTRY

March 31, 2021

COMMON STOCKS
Aerospace & Defense	0.06%
Air Freight & Logistics	0.97%
Auto Components	0.32%
Automobiles	1.81%
Banks	5.77%
Beverages	0.72%
Biotechnology	0.54%
Building Products	1.10%
Capital Markets	3.21%
Chemicals	2.66%
Commercial Services & Supplies	0.19%
Communications Equipment	0.19%
Construction & Engineering	2.30%
Construction Materials	0.86%
Containers & Packaging	0.14%
Diversified Financial Services	1.35%
Diversified Telecommunication Services	2.12%
Electric Utilities	1.22%
Electrical Equipment	1.15%
Electronic Equipment, Instruments & Components	1.22%
Energy Equipment & Services	0.21%
Entertainment	0.44%
Food & Staples Retailing	4.38%
Food Products	3.24%
Gas Utilities	0.22%
Health Care Equipment & Supplies	2.72%
Health Care Providers & Services	0.54%
Health Care Technology	0.23%
Hotels, Restaurants & Leisure	0.94%
Household Durables	1.85%
Household Products	0.53%
Independent Power and Renewable Electricity Producers	0.38%
Industrial Conglomerates	1.16%
Insurance	4.93%
Interactive Media & Services	0.73%
Internet & Direct Marketing Retail	1.74%
IT Services	2.14%
Leisure Products	0.22%
Life Sciences Tools & Services	0.81%
Machinery	1.65%
Marine	0.95%
Media	0.94%
Metals & Mining	4.04%
Multiline Retail	0.88%
Multi-Utilities	0.47%
Oil, Gas & Consumable Fuels	1.85%
Paper & Forest Products	0.33%
Personal Products	1.69%
Pharmaceuticals	7.99%

Professional Services	1.96%
Real Estate Management & Development	0.36%
Road & Rail	0.45%
Semiconductors & Semiconductor Equipment	2.44%
Software	2.11%
Specialty Retail	1.90%
Technology Hardware, Storage & Peripherals	0.91%
Textiles, Apparel & Luxury Goods	3.49%
Tobacco	0.82%
Trading Companies & Distributors	2.88%
Transportation Infrastructure	0.03%
Water Utilities	0.02%
Wireless Telecommunication Services	0.55%

TOTAL COMMON STOCKS	94.02%

INVESTMENT COMPANIES
Exchange Traded Funds	3.32%

TOTAL INVESTMENT COMPANIES	3.32%

PARTICIPATORY NOTES
Machinery	0.03%

TOTAL PARTICIPATORY NOTES	0.03%

PREFERRED STOCKS
Automobiles	0.47%
Chemicals	0.14%
Health Care Equipment & Supplies	0.16%

TOTAL PREFERRED STOCKS	0.77%

REAL ESTATE INVESTMENT TRUSTS
Real Estate Investment Trusts	0.26%

TOTAL REAL ESTATE INVESTMENT TRUSTS	0.26%

RIGHTS
Energy Equipment & Services	0.00%

TOTAL RIGHTS	0.00%

SHORT TERM INVESTMENTS
Money Market Funds	0.60%

TOTAL SHORT TERM INVESTMENTS	0.60%

INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL
Private Investment Fund	0.51%

TOTAL INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL	0.51%

TOTAL INVESTMENTS	99.51%
Other Assets in Excess of Liabilities	0.49%

TOTAL NET ASSETS	100.00%

Percentages are stated as a percent of net assets.

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2021

Principal Amount		Value
	ASSET BACKED SECURITIES - 3.41%
	Affirm Asset Securitization Trust
60,993	Series 2020-Z1A, 3.460%, 10/15/2024 (c)(g)	$61,833
182,127	Series 2020-Z2A, 1.900%, 01/15/2025 (c)(g)	184,096
150,000	AmeriCredit Automobile Receivables Trust Series 2019-3D, 2.580%, 09/18/2025	155,897
379,779	Atrium XII Series 2015-12R, 1.052% (3 Month LIBOR USD + 0.830%, 0.000% Floor), 04/22/2027 (a)(c)	379,746
	Carlyle Global Market Strategies CLO, Ltd.
249,672	Series 2013-2A, 1.113% (3 Month LIBOR USD + 0.890%, 0.000% Floor), 01/18/2029 (a)(c)	249,833
442,445	Series 2017-1A, 1.524% (3 Month LIBOR USD + 1.300%, 0.000% Floor), 04/21/2031 (a)(c)	443,062
94,800	CF Hippolyta LLC Series 2020-1A2, 1.990%, 07/15/2060 (c)	94,126
	Domino’s Pizza Master Issuer LLC
185,725	Series 2018-1, 4.116%, 07/25/2048 (c)(g)	195,614
74,250	Series 2019-1, 3.668%, 10/25/2049 (c)	78,517
135,000	Drive Auto Receivables Trust Series 2019-4, 2.700%, 02/16/2027	139,530
	Exeter Automobile Receivables Trust
90,000	Series 2020-1, 2.730%, 12/15/2025 (c)	92,939
300,000	Series 2019-4, 2.580%, 09/15/2025 (c)	308,967
100,000	GCO Education Loan Funding Trust Series 2006-1, 0.418% (3 Month LIBOR USD + 0.230%, 0.000% Floor), 05/25/2036 (a)	98,819
70,156	GLS Auto Receivables Issuer Trust Series 2019-4, 2.470%, 11/15/2023 (c)	70,972
300,000	GTP Acquisition Partners I LLC Series 2015-2, 3.482%, 06/15/2050 (c)	319,374
221,921	LCM XX LP Series 2015-20R, 1.264% (3 Month LIBOR USD + 1.040%, 0.000% Floor), 10/20/2027 (a)(c)	222,009
90,130	Marlette Funding Trust Series 2019-4, 2.390%, 12/15/2029 (c)(g)	91,020
120,000	Mercury Financial Credit Card Master Trust Series 2021-1A, 1.540%, 03/20/2026 (c)	120,088
95,902	OCP CLO, Ltd. Series 2015-9R, 1.041% (3 Month LIBOR USD + 0.800%, 0.000% Floor), 07/15/2027 (a)(c)	95,941
	OneMain Financial Issuance Trust
319,426	Series 2018-1A, 3.300%, 03/14/2029 (c)	322,265
10,560	Series 2017-1A, 2.370%, 09/14/2032 (c)	10,577
238,635	OZLM VII, Ltd. Series 2014-7R, 1.233% (3 Month LIBOR USD + 1.010%, 1.010% Floor), 07/17/2029 (a)(c)	238,440
212,015	OZLM XII, Ltd. Series 2015-12R, 1.255% (3 Month LIBOR USD + 1.050%, 0.000% Floor), 04/30/2027 (a)(c)	212,126
	Santander Drive Auto Receivables Trust
17,948	Series 2020-1, 2.070%, 01/15/2023	17,988
205,000	Series 2019-3, 2.680%, 10/15/2025	212,125
45,000	Series 2020-4, 1.480%, 01/15/2027	45,377
335,000	Sound Point CLO, Ltd. Series 2018-3, 1.191% (3 Month LIBOR USD + 0.950%, 0.000% Floor), 04/16/2029 (a)(c)	335,649
55,298	Springleaf Funding Trust Series 2017-A, 2.680%, 07/15/2030 (c)	55,461
100,000	Summit Issuer LLC Series 2020-1, 2.290%, 12/20/2050 (c)	99,855

Principal Amount		Value
	ASSET BACKED SECURITIES (Continued)
345,791	TICP CLO, Ltd. Series 2018-3, 1.064% (3 Month LIBOR USD + 0.840%, 0.840% Floor), 04/20/2028 (a)(c)	$344,989
	Voya CLO, Ltd.
44,130	Series 2014-3, 0.938% (3 Month LIBOR USD + 0.720%, 0.000% Floor), 07/27/2026 (a)(c)	44,114
480,000	Series 2015-1, 1.123% (3 Month LIBOR USD + 0.900%, 0.900% Floor), 01/18/2029 (a)(c)	480,163
77,400	Wendy’s Funding LLC Series 2018-1, 3.884%, 03/15/2048 (c)(g)	81,872
220,000	Westlake Automobile Receivables Trust Series 2019-3, 2.720%, 11/15/2024 (c)	227,640
100,000	Wingstop Funding LLC Series 2020-1, 2.841%, 12/05/2050 (c)(g)	101,558
176,367	Z Capital Credit Partners CLO, Ltd. Series 2015-1, 1.173% (3 Month LIBOR USD + 0.950%, 0.950% Floor), 07/16/2027 (a)(c)	176,093

	Total Asset Backed Securities (Cost $6,313,048)	6,408,675

	COLLATERALIZED MORTGAGE OBLIGATIONS - 12.36%
	Angel Oak Mortgage Trust
62,043	Series 2018-3, 3.649%, 09/25/2048 (b)(c)	62,675
70,217	Series 2019-2, 3.628%, 03/25/2049 (b)(c)	71,618
200,801	Series 2019-4, 2.993%, 07/26/2049 (b)(c)	202,376
287,029	Series 2020-R1, 0.990%, 04/25/2053 (b)(c)	289,859
133,769	Series 2019-3, 2.930%, 05/25/2059 (b)(c)	135,593
83,016	Series 2020-6 TR, 1.261%, 05/25/2065 (b)(c)	83,667
308,000	Series 2021-1, 0.909%, 01/25/2066 (b)(c)	310,503
	Arroyo Mortgage Trust
116,584	Series 2018-1, 3.763%, 04/25/2048 (b)(c)	123,650
172,462	Series 2019-3, 2.962%, 10/25/2048 (b)(c)	176,028
196,297	Series 2019-2, 3.347%, 04/25/2049 (b)(c)	207,072
	BANK
2,147,618	Series 2019-BNK23, 0.698%, 12/17/2052 (b)(j)	109,859
992,711	Series 2019-BNK18, 0.902%, 05/17/2062 (b)(j)	61,217
1,276,838	Series 2019-BNK20, 0.837%, 09/15/2062 (b)(j)	75,911
1,319,261	Series 2019-BNK22, 0.601%, 11/17/2062 (b)(j)	59,957
995,597	Series 2019-BNK24, 0.647%, 11/17/2062 (b)(j)	48,011
994,977	Series 2020-BNK26, 1.237%, 03/16/2063 (b)(j)	86,518
1,562,418	Series 2020-BNK28, 1.786%, 03/16/2063 (b)(j)	220,276
	Bayview Koitere Fund Trust
40,674	Series 2017-SPL3, 4.000%, 11/28/2053 (b)(c)	41,875
54,786	Series 2017-RT4, 3.500%, 07/28/2057 (b)(c)	56,372
154,220	Bayview Mortgage Fund IVc Trust Series 2017-RT3A, 3.500%, 01/28/2058 (b)(c)	156,119
	Bayview Opportunity Master Fund IVa Trust
143,834	Series 2017-SPL5A, 3.500%, 06/28/2057 (b)(c)	147,492
50,353	Series 2017-SPL1A, 4.000%, 10/28/2064 (b)(c)	52,218
51,772	Bayview Opportunity Master Fund IVb Trust Series 2017-RT6, 3.500%, 10/28/2057 (b)(c)	53,304
132,000	BBCMS Mortgage Trust Series 2017-DELC, 0.956% (1 Month LIBOR USD + 0.850%, 0.850% Floor), 08/15/2036 (a)(c)	132,072
	Benchmark Mortgage Trust
325,000	Series 2019-B11, 3.410%, 05/17/2052	345,117
1,000,479	Series 2019-B12, 1.065%, 08/16/2052 (b)(j)	64,715
394,757	Series 2020-B18, 1.794%, 07/17/2053 (b)(j)	44,768
753,665	Series 2020-B22, 1.523%, 01/15/2054 (b)(j)	90,441

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
1,502,651	Series 2019-B10, 1.229%, 03/17/2062 (b)(j)	$115,706
260,000	BlueMountain CLO XXIV, Ltd. Series 2019-24A AR, 0.000% (3 Month LIBOR USD + 1.100%, 1.100% Floor), 04/20/2034 (a)(c)	260,158
	BX Commercial Mortgage Trust
106,183	Series 2018-IND, 0.856% (1 Month LIBOR USD + 0.750%, 0.750% Floor), 11/15/2035 (a)(c)	106,312
324,476	Series 2019-XL, 1.026% (1 Month LIBOR USD + 0.920%, 0.920% Floor), 10/15/2036 (a)(c)	324,679
100,000	CAMB Commercial Mortgage Trust Series 2019-LIFE, 1.556% (1 Month LIBOR USD + 1.450%, 1.450% Floor), 12/15/2037 (a)(c)	100,237
145,000	Century Plaza Towers Series 2019-CPT, 2.865%, 11/16/2039 (c)	150,420
13,125	Chase Mortgage Finance Trust Series 2007-A1, 2.674%, 02/25/2037 (b)	13,770
43,260	CIM Trust Series 2017-7, 3.000%, 04/25/2057 (b)(c)	44,111
	Citigroup Commercial Mortgage Trust
296,312	Series 2016-P3, 3.329%, 04/16/2049	319,512
505,000	Series 2016-P4, 2.902%, 07/12/2049	536,274
	Citigroup Mortgage Loan Trust, Inc.
66,562	Series 2019-IMC1, 2.720%, 07/25/2049 (b)(c)	67,905
206,001	Series 2018-RP2, 3.139%, 02/25/2058 (b)(c)	217,478
90,002	Series 2018-RP1, 3.000%, 09/25/2064 (b)(c)	95,921
133,128	Series 2019-E, 3.228%, 11/25/2070 (c)(k)	134,337
	COLT Mortgage Loan Trust
58,297	Series 2019-3, 2.764%, 08/25/2049 (b)(c)	58,871
127,609	Series 2019-4, 2.579%, 11/25/2049 (b)(c)	128,868
428,508	Series 2020-RPL1, 1.390%, 01/25/2065 (b)(c)	430,311
72,221	Series 2020-1R, 1.255%, 09/25/2065 (b)(c)	72,748
261,438	Series 2020-2R, 1.325%, 10/26/2065 (b)(c)	261,928
	COMM Mortgage Trust
120,000	Series 2013-300P, 4.353%, 08/12/2030 (c)	128,101
290,000	Series 2019-WCM, 1.006% (1 Month LIBOR USD + 0.900%, 0.900% Floor), 10/16/2034 (a)(c)	290,725
	Countrywide Home Loans, Inc.
6,481	Series 2004-HYB6, 2.770%, 11/20/2034 (b)	6,697
71,181	Series 2005-11, 0.709% (1 Month LIBOR USD + 0.600%, 0.600% Floor, 10.500% Cap), 03/25/2035 (a)	59,190
375,000	CSAIL Commercial Mortgage Trust Series 2016-C6, 2.960%, 01/15/2049	394,053
	CSMC Trust
100,000	Series 2020-NET, 2.257%, 08/17/2037 (c)	101,877
32,083	Series 2017-FHA1, 3.250%, 04/25/2047 (b)(c)	32,780
334,476	Series 2020-RPL4, 2.000%, 01/25/2060 (b)(c)	346,788
359,273	Series 2020-NQM1, 1.208%, 05/25/2065 (c)(k)	361,319
410,000	Series 2021-NQM2, 1.179%, 02/25/2066 (b)(c)	413,074
11,911,850	DBGS Mortgage Trust Series 2018-C1, 0.203%, 10/17/2051 (b)(j)	162,573
	DBJPM Mortgage Trust
359,996	Series 2016-C1, 3.038%, 05/12/2049	378,705
475,000	Series 2016-C3, 2.890%, 08/12/2049	504,139
310,747	Series 2020-C9, 1.714%, 08/15/2053 (b)(j)	33,187

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
	Deephaven Residential Mortgage Trust
54,346	Series 2019-2, 3.558%, 04/25/2059 (b)(c)	$54,605
141,776	Series 2019-3, 2.964%, 07/25/2059 (b)(c)	143,671
326,745	GCAT Trust Series 2021-NQM1, 0.874%, 01/25/2066 (c)(k)	329,269
	GS Mortgage Securities Trust
145,000	Series 2012-ALOH, 3.551%, 04/12/2034 (c)	147,135
145,000	Series 2012-BWTR, 2.954%, 11/07/2034 (c)	146,701
35,000	Series 2015-GC34, 3.506%, 10/13/2048	38,083
1,448,978	Series 2020-GC45, 0.674%, 02/14/2053 (b)(j)	68,790
220,000	Hawaii Hotel Trust 2019-MAUI Series 2019-MAUI, 1.256% (1 Month LIBOR USD + 1.150%, 1.150% Floor), 05/17/2038 (a)(c)	220,563
67,075	Homeward Opportunities Fund I Trust Series 2019-2, 2.702%, 08/25/2059 (b)(c)	67,549
	JPMBB Commercial Mortgage Securities Trust
90,000	Series 2020-NNN, 2.812%, 01/16/2037 (c)	93,180
230,735	Series 2013-C12, 3.157%, 07/17/2045	234,163
84,012	MFRA Trust Series 2020-NQM3 A1, 1.014%, 01/26/2065 (b)(c)	84,201
	Mill City Mortgage Loan Trust
148,511	Series 2018-2, 3.500%, 05/25/2058 (b)(c)	153,029
371,333	Series 2019-GS1, 2.750%, 07/25/2059 (b)(c)	392,705
155,021	Series 2017-3, 2.750%, 01/25/2061 (b)(c)	158,266
122,164	Series 2018-1, 3.250%, 05/25/2062 (b)(c)	126,610
213,421	Series 2019-1, 3.250%, 10/25/2069 (b)(c)	226,063
123,091	Morgan Stanley ABS Capital I, Inc. Trust Series 2003-NC10, 1.129% (1 Month LIBOR USD + 1.020%, 1.020% Floor), 10/25/2033 (a)	123,025
175,000	Morgan Stanley Bank of America Merrill Lynch Trust Series 2016-C29, 3.325%, 05/17/2049	189,009
185,000	Morgan Stanley Capital I Trust Series 2014-MP, 3.469%, 08/11/2033 (c)	185,512
222,000	Mortgage Insurance-Linked Notes Series 2019-1, 2.009% (1 Month LIBOR USD + 1.900%, 1.900% Floor), 11/26/2029 (a)(c)	223,095
	MTRO Commercial Mortgage Trust
100,000	Series 2019-TECH B, 1.206% (1 Month LIBOR USD + 1.100%, 1.100% Floor), 12/15/2033 (a)(c)	99,933
100,000	Series 2019-TECH C, 1.406% (1 Month LIBOR USD + 1.300%, 1.300% Floor), 12/15/2033 (a)(c)	99,305
160,000	Natixis Commercial Mortgage Securities Trust Series 2019-1776, 2.507%, 10/17/2036 (c)	162,146
	New Residential Mortgage Loan Trust
150,035	Series 2018-FNT1, 3.610%, 05/25/2023 (c)	149,539
166,576	Series 2018-FNT2, 3.790%, 07/25/2024 (c)	167,068
60,366	Series 2016-2, 3.750%, 11/25/2035 (b)(c)	64,127
148,644	Series 2018-4, 0.859% (1 Month LIBOR USD + 0.750%, 0.750% Floor), 01/27/2048 (a)(c)	149,643
50,998	Series 2016-4, 3.750%, 11/25/2056 (b)(c)	54,444
81,291	Series 2017-1, 4.000%, 02/25/2057 (b)(c)	87,437
74,216	Series 2017-2, 4.000%, 03/25/2057 (b)(c)	79,431
41,286	Series 2017-3, 4.000%, 04/25/2057 (b)(c)	43,934
42,496	Series 2017-4, 4.000%, 05/25/2057 (b)(c)	45,346

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
41,476	Series 2017-5, 1.609% (1 Month LIBOR USD + 1.500%, 1.500% Floor), 06/25/2057 (a)(c)	$42,219
63,070	Series 2017-6, 4.000%, 08/25/2057 (b)(c)	67,708
137,561	Series 2018-1, 4.000%, 12/25/2057 (b)(c)	153,801
125,577	Series 2018-2, 4.500%, 02/25/2058 (b)(c)	134,348
283,306	Series 2018-3, 4.500%, 05/25/2058 (b)(c)	307,395
214,435	Series 2019-3, 3.750%, 11/25/2058 (b)(c)	229,356
168,145	Series 2019-5, 3.500%, 08/25/2059 (b)(c)	176,376
90,575	Series 2019-NQM4, 2.492%, 09/25/2059 (b)(c)	94,150
85,807	Series 2020-NPL2, 3.228%, 08/25/2060 (c)(k)	87,091
390,000	OBX Trust Series 2021-NQM1, 1.072%, 02/25/2066 (b)(c)	392,440
	PRPM Trust
93,107	Series 2019-GS1, 3.500%, 10/25/2024 (b)(c)	93,951
252,729	Series 2020-3, 2.857%, 09/25/2025 (c)(k)	256,636
88,162	Series 2020-6, 2.363%, 11/25/2025 (c)(k)	88,564
	SBA Tower Trust
155,000	Series 2019-1, 2.836%, 01/15/2025 (c)	162,769
90,000	Series 2017-1, 3.168%, 04/15/2047 (c)	90,238
125,000	Series 2018-1, 3.448%, 03/15/2048 (c)	131,687
70,502	Seasoned Credit Risk Transfer Trust Series Series 2019-3, 3.500%, 10/25/2058	76,483
	SG Commercial Mortgage Securities Trust
355,000	Series 2020-COVE, 2.632%, 04/17/2037 (c)	366,597
75,000	Series 2016-C5, 3.055%, 10/13/2048	79,135
	Starwood Mortgage Residential Trust
80,541	Series 2020-3, 1.486%, 04/25/2065 (b)(c)	81,112
410,000	Series 2021-1, 1.219%, 05/25/2065 (b)(c)	409,992
415,000	Thompson Park CLO, Ltd. Series 2021-1A A1, 0.000% (3 Month LIBOR USD + 1.000%, 1.000% Floor), 04/17/2034 (a)(c)	415,000
	Towd Point Mortgage Trust
53,319	Series 2015-6, 2.750%, 04/25/2055 (b)(c)	53,743
26,858	Series 2016-2, 2.750%, 08/25/2055 (b)(c)	27,240
22,703	Series 2016-3, 2.250%, 08/25/2055 (b)(c)	22,893
301,498	Series 2017-1, 2.750%, 10/25/2056 (b)(c)	306,789
167,716	Series 2017-5, 0.709% (1 Month LIBOR USD + 0.600%, 0.000% Floor), 02/26/2057 (a)(c)	167,800
149,176	Series 2017-2, 2.750%, 04/25/2057 (b)(c)	151,592
37,697	Series 2017-3, 2.750%, 06/25/2057 (b)(c)	38,431
214,156	Series 2017-4, 2.750%, 06/25/2057 (b)(c)	221,119
327,495	Series 2017-6, 2.750%, 10/25/2057 (b)(c)	338,175
64,918	Series 2018-1, 3.000%, 01/28/2058 (b)(c)	67,105
187,417	Series 2018-2, 3.250%, 03/25/2058 (b)(c)	195,756
359,390	Series 2019-1, 3.750%, 03/25/2058 (b)(c)	381,253
143,095	Series 2018-3, 3.750%, 05/25/2058 (b)(c)	153,341
229,641	Series 2020-4, 1.750%, 10/25/2060 (c)	236,450
100,000	VCAT Asset Securitization LLC Series 2021-NPL2 A1, 2.115%, 03/27/2051 (c)(k)	99,999
410,000	Venture 42 CLO, Ltd. Series 2021-42A A1A, 0.000% (3 Month LIBOR USD + 1.130%, 1.130% Floor), 04/17/2034 (a)(c)	410,248
120,000	Vericrest Opportunity Loan Transferee Series 2021-NPL7, 2.116%, 04/25/2051 (c)(k)	120,932
	Verus Securitization Trust
162,110	Series 2020-NPL1, 3.598%, 08/25/2050 (c)(k)	163,314
71,788	Series 2019-2, 3.211%, 05/25/2059 (b)(c)	74,744

Principal Amount		Value
	COLLATERALIZED MORTGAGE OBLIGATIONS (Continued)
166,410	Series 2019-3, 2.784%, 07/25/2059 (c)(k)	$169,801
215,869	Series 2019-4, 3.142%, 10/25/2059 (b)(c)	220,132
240,000	Series 2021-R2 A-1, 0.918%, 02/25/2064 (b)(c)	241,333
265,000	Wells Fargo Commercial Mortgage Trust 2015-NXS1 Series A-5, 3.148%, 05/15/2048	284,082
384,939	Wells Fargo-RBS Commercial Mortgage Trust Series 2014-C19, 3.660%, 03/15/2047	387,473

	Total Collateralized Mortgage Obligations (Cost $22,913,406)	23,240,407

	CORPORATE OBLIGATIONS - 29.92%
	Aerospace & Defense - 0.64%
235,000	Boeing Co. 5.040%, 05/01/2027	267,990
60,000	General Dynamics Corp. 4.250%, 04/01/2040	70,606
	L3Harris Technologies, Inc.
150,000	3.850%, 06/15/2023	160,106
31,000	4.400%, 06/15/2028	35,211
75,000	Lockheed Martin Corp. 4.090%, 09/15/2052	87,874
190,000	Northrop Grumman Corp. 5.150%, 05/01/2040 (e)	238,575
	Raytheon Technologies Corp.
100,000	3.950%, 08/16/2025	111,090
140,000	3.125%, 05/04/2027	150,572
20,000	4.450%, 11/16/2038	23,150
50,000	4.625%, 11/16/2048	59,797

		1,204,971

	Air Freight & Logistics - 0.19%
	FedEx Corp.
50,000	3.300%, 03/15/2027	54,323
265,000	4.250%, 05/15/2030 (e)	301,044

		355,367

	Automobiles - 0.07%
	General Motors Co.
55,000	6.125%, 10/01/2025 (e)	64,714
55,000	5.200%, 04/01/2045	63,084

		127,798

	Banks - 4.12%
	Bank of America Corp.
190,000	4.100%, 07/24/2023	205,340
250,000	3.864% (3 Month LIBOR USD + 0.940%), 07/23/2024 (a)	267,846
140,000	2.456% (3 Month LIBOR USD + 0.870%), 10/22/2025 (a)	146,846
185,000	3.366% (3 Month LIBOR USD + 0.810%), 01/23/2026 (a)	198,836
330,000	1.658% (SOFR + 0.910%), 03/11/2027 (a)	330,557
720,000	1.922% (SOFR + 1.370%), 10/24/2031 (a)	677,630
550,000	4.083% (3 Month LIBOR USD + 3.150%), 03/20/2051 (a)	614,050
200,000	BNP Paribas SA 2.219% (SOFR + 2.074%), 06/09/2026 (a)(c)	205,156

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Banks (Continued)
	Citigroup, Inc.
125,000	3.352% (3 Month LIBOR USD + 0.897%), 04/24/2025 (a)	$133,647
280,000	3.700%, 01/12/2026	307,806
200,000	4.412% (SOFR + 3.914%), 03/31/2031 (a)	227,625
70,000	2.572% (SOFR + 2.107%), 06/03/2031 (a)	69,952
200,000	Danske Bank AS 5.375%, 01/12/2024 (c)	223,148
95,000	Fifth Third Bancorp 2.375%, 01/28/2025	99,126
	HSBC Holdings PLC
370,000	3.262% (3 Month LIBOR USD + 1.055%), 03/13/2023 (a)	379,133
200,000	1.589% (SOFR + 1.290%), 05/24/2027 (a)	196,864
200,000	4.583% (3 Month LIBOR USD + 1.535%), 06/19/2029 (a)	224,914
	JPMorgan Chase & Co.
150,000	3.797% (3 Month LIBOR USD + 0.890%), 07/23/2024 (a)	160,594
155,000	4.023% (3 Month LIBOR USD + 1.000%), 12/05/2024 (a)	168,219
225,000	3.220% (3 Month LIBOR USD + 1.155%), 03/01/2025 (a)	240,098
170,000	3.300%, 04/01/2026	185,016
90,000	2.950%, 10/01/2026	96,267
300,000	3.782% (3 Month LIBOR USD + 1.337%), 02/01/2028 (a)	331,328
80,000	3.509% (3 Month LIBOR USD + 0.945%), 01/23/2029 (a)	86,538
225,000	3.702% (3 Month LIBOR USD + 1.160%), 05/06/2030 (a)	244,723
175,000	3.109% (SOFR + 2.460%), 04/22/2041 (a)	174,051
70,000	3.109% (SOFR + 2.440%), 04/22/2051 (a)(e)	67,998
145,000	KeyCorp 2.550%, 10/01/2029 (e)	146,811
	PNC Financial Services Group, Inc.
55,000	2.200%, 11/01/2024	57,852
65,000	3.450%, 04/23/2029	70,243
235,000	Santander Holdings USA, Inc. 3.700%, 03/28/2022	241,636
370,000	Truist Bank 2.250%, 03/11/2030	361,763
	Wells Fargo & Co.
85,000	2.406% (3 Month LIBOR USD + 0.825%), 10/30/2025 (a)	88,823
120,000	3.000%, 04/22/2026	128,265
135,000	3.000%, 10/23/2026	144,409
41,000	5.606%, 01/15/2044	52,719
45,000	4.750%, 12/07/2046 (e)	52,850
115,000	5.013% (3 Month LIBOR USD + 4.240%), 04/04/2051 (a)(e)	147,217

		7,755,896

	Beverages - 0.78%
	Anheuser-Busch InBev Worldwide, Inc.
180,000	5.450%, 01/23/2039	224,997
55,000	3.750%, 07/15/2042	56,434
20,000	4.900%, 02/01/2046	23,742
145,000	4.600%, 04/15/2048	166,218

Principal Amount		Value
	Beverages (Continued)
112,000	4.750%, 04/15/2058	$129,037
35,000	Coca-Cola Co. 3.000%, 03/05/2051	33,911
	Constellation Brands, Inc.
75,000	4.400%, 11/15/2025	84,586
204,000	3.600%, 02/15/2028	221,867
25,000	4.650%, 11/15/2028	28,747
6,000	3.150%, 08/01/2029	6,287
10,000	3.750%, 05/01/2050	10,403
200,000	Diageo Capital Plc 2.000%, 04/29/2030	195,551
50,000	Keurig Dr Pepper, Inc. 3.350%, 03/15/2051	49,729
	PepsiCo, Inc.
40,000	2.625%, 03/19/2027	42,570
5,000	1.625%, 05/01/2030	4,782
175,000	3.625%, 03/19/2050	191,801

		1,470,662

	Biotechnology - 1.14%
	AbbVie, Inc.
135,000	3.450%, 03/15/2022	138,131
205,000	2.950%, 11/21/2026	218,432
355,000	3.200%, 11/21/2029	377,669
295,000	4.250%, 11/21/2049	332,920
	Amgen, Inc.
45,000	2.650%, 05/11/2022	45,940
55,000	1.900%, 02/21/2025	56,845
95,000	2.200%, 02/21/2027	97,451
475,000	2.300%, 02/25/2031	470,513
	Gilead Sciences, Inc.
80,000	2.500%, 09/01/2023	83,426
335,000	1.650%, 10/01/2030	314,618

		2,135,945

	Building Products - 0.05%
90,000	Carrier Global Corp. 2.700%, 02/15/2031	90,059

	Capital Markets - 1.97%
320,000	BlackRock, Inc.
	1.900%, 01/28/2031	309,679
60,000	BP Capital Markets America, Inc.
	2.939%, 06/04/2051	53,487
	Morgan Stanley
75,000	2.625%, 11/17/2021	76,140
195,000	3.737% (3 Month LIBOR USD + 0.847%), 04/24/2024 (a)	207,358
180,000	3.700%, 10/23/2024 (e)	197,138
65,000	3.125%, 07/27/2026	70,040
340,000	3.591% (3 Month LIBOR USD + 1.340%), 07/22/2028 (a)	370,775
55,000	4.431% (3 Month LIBOR USD + 1.628%), 01/23/2030 (a)	62,980
210,000	2.699% (SOFR + 1.143%), 01/22/2031 (a)	213,783
285,000	1.794% (SOFR + 1.034%), 02/13/2032 (a)	265,006
145,000	1.928% (SOFR + 1.020%), 04/28/2032 (a)	136,219
180,000	3.971% (3 Month LIBOR USD + 1.455%), 07/22/2038 (a)	200,997
	State Street Corp.
80,000	3.776% (3 Month LIBOR USD + 0.770%), 12/03/2024 (a)	86,670

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Capital Markets (Continued)
90,000	2.354% (SOFR + 0.940%), 11/01/2025 (a)	$94,707
80,000	2.901% (SOFR + 2.600%), 03/30/2026 (a)	85,131
	The Bank of New York Mellon Corp.
70,000	1.950%, 08/23/2022	71,608
125,000	2.661% (3 Month LIBOR USD + 0.634%), 05/16/2023 (a)	128,275
120,000	2.100%, 10/24/2024	126,326
90,000	2.450%, 08/17/2026	94,645
	The Goldman Sachs Group, Inc.
135,000	2.876% (3 Month LIBOR USD + 0.821%), 10/31/2022 (a)	136,806
55,000	2.905% (3 Month LIBOR USD + 0.990%), 07/24/2023 (a)	56,634
140,000	3.500%, 01/23/2025	151,182
40,000	3.272% (3 Month LIBOR USD + 1.201%), 09/29/2025 (a)	42,932
70,000	1.992% (SOFR + 1.090%), 01/27/2032 (a)	66,250
140,000	6.750%, 10/01/2037	197,268
20,000	6.250%, 02/01/2041	28,216
	Willis North America, Inc.
25,000	3.600%, 05/15/2024	26,951
145,000	2.950%, 09/15/2029	149,903

		3,707,106

	Chemicals - 0.36%
	Air Products and Chemicals, Inc.
20,000	1.500%, 10/15/2025	20,300
40,000	1.850%, 05/15/2027	40,447
295,000	DuPont de Nemours, Inc. 4.205%, 11/15/2023	320,520
	The Sherwin-Williams Co.
15,000	3.450%, 06/01/2027	16,377
95,000	2.950%, 08/15/2029	99,049
105,000	2.300%, 05/15/2030	103,505
75,000	3.300%, 05/15/2050	74,047

		674,245

	Commercial Services & Supplies - 0.15%
240,000	Republic Services, Inc. 1.450%, 02/15/2031	219,433
	Waste Management, Inc.
20,000	4.150%, 07/15/2049	22,859
40,000	2.500%, 11/15/2050	34,496

		276,788

	Consumer Finance - 0.36%
155,000	American Express Co. 4.200%, 11/06/2025	175,388
	John Deere Capital Corp.
135,000	3.200%, 01/10/2022	138,118
25,000	1.200%, 04/06/2023	25,408
25,000	3.450%, 06/07/2023	26,605
145,000	2.600%, 03/07/2024	153,625
25,000	1.750%, 03/09/2027	25,261
125,000	NiSource, Inc. 3.490%, 05/15/2027	135,748

		680,153

Principal Amount		Value
	Diversified Consumer Services - 0.09%
	Howard University
100,000	2.901%, 10/01/2031	$100,741
75,000	3.476%, 10/01/2041	72,080

		172,821

	Diversified Financial Services - 1.09%
	BAT Capital Corp.
55,000	3.222%, 08/15/2024	58,572
275,000	2.789%, 09/06/2024	290,062
200,000	2.259%, 03/25/2028	196,950
120,000	BAT International Finance Plc 1.668%, 03/25/2026	118,816
340,000	Equitable Financial Life Global Funding 1.800%, 03/08/2028 (c)(e)	332,523
200,000	GE Capital Funding LLC 4.400%, 05/15/2030 (c)(e)	226,449
160,000	GlaxoSmithKline Capital, Inc. 3.625%, 05/15/2025 (e)	176,004
55,000	LYB International Finance III LLC 1.250%, 10/01/2025	54,330
85,000	3.800%, 10/01/2060	83,100
200,000	NTT Finance Corp. 1.162%, 04/03/2026 (c)	197,410
310,000	Siemens Financieringsmaatschappij NV 1.200%, 03/11/2026 (c)	306,477

		2,040,693

	Diversified Telecommunication Services - 1.43%
	AT&T, Inc.
210,000	1.700%, 03/25/2026	210,042
175,000	4.500%, 05/15/2035	197,501
110,000	3.650%, 06/01/2051 (e)	106,325
168,000	3.500%, 09/15/2053 (c)(e)	154,798
91,000	3.550%, 09/15/2055 (c)	83,258
113,000	3.800%, 12/01/2057 (c)	107,227
165,000	3.500%, 02/01/2061	149,493
	Verizon Communications, Inc.
140,000	4.500%, 08/10/2033	162,630
20,000	4.812%, 03/15/2039	23,913
130,000	2.650%, 11/20/2040	118,704
620,000	3.400%, 03/22/2041	627,403
155,000	4.862%, 08/21/2046	185,875
30,000	4.000%, 03/22/2050	32,251
525,000	3.550%, 03/22/2051	523,634
3,000	4.672%, 03/15/2055	3,567

		2,686,621

	Electric Utilities - 2.51%
	Alabama Power Co.
65,000	2.450%, 03/30/2022	66,267
80,000	4.150%, 08/15/2044	88,753
70,000	BP Capital Markets America, Inc. 3.633%, 04/06/2030	76,718
	Cleco Corporate Holdings LLC
46,000	3.743%, 05/01/2026	49,975
5,000	4.973%, 05/01/2046	5,523
120,000	Commonwealth Edison Co. 3.650%, 06/15/2046	127,788
	Duke Energy Carolinas LLC
45,000	2.500%, 03/15/2023	46,652
301,000	5.300%, 02/15/2040	385,818

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Electric Utilities (Continued)
60,000	Duke Energy Indiana, Inc. 4.900%, 07/15/2043	$72,341
170,000	Duke Energy Ohio, Inc. 3.650%, 02/01/2029	184,999
45,000	Evergy Metro, Inc. 2.250%, 06/01/2030	44,462
	Evergy, Inc.
55,000	2.450%, 09/15/2024	57,608
180,000	2.900%, 09/15/2029	183,659
	Exelon Corp.
185,000	2.450%, 04/15/2021	184,609
10,000	4.700%, 04/15/2050	11,983
25,000	FirstEnergy Corp. 1.600%, 01/15/2026	24,340
	Georgia Power Co.
130,000	2.100%, 07/30/2023	134,255
105,000	4.750%, 09/01/2040	122,226
210,000	ITC Holdings Corp. 2.950%, 05/14/2030 (c)	214,326
325,000	NextEra Energy Capital Holdings, Inc. 2.250%, 06/01/2030	318,010
230,000	Oglethorpe Power Corp. 5.050%, 10/01/2048	270,902
50,000	Oncor Electric Delivery Co. LLC 5.750%, 03/15/2029	61,912
410,000	Pacific Gas and Electric Co. 2.500%, 02/01/2031	387,221
	PacifiCorp
60,000	2.700%, 09/15/2030	61,559
33,000	4.125%, 01/15/2049	36,703
10,000	3.300%, 03/15/2051	9,946
	Puget Energy, Inc.
135,000	3.650%, 05/15/2025	146,037
190,000	4.100%, 06/15/2030	206,155
110,000	Sierra Pacific Power Co. 2.600%, 05/01/2026	116,118
122,000	South Carolina Electric & Gas Co. 5.100%, 06/01/2065	161,818
	Southern California Edison Co.
90,000	2.850%, 08/01/2029	91,482
225,000	2.250%, 06/01/2030	218,079
19,000	4.000%, 04/01/2047	19,549
61,000	4.125%, 03/01/2048	63,784
80,000	3.650%, 02/01/2050	78,946
	The Southern Co.
230,000	3.700%, 04/30/2030 (e)	248,725
25,000	4.400%, 07/01/2046	27,829
120,000	Xcel Energy, Inc. 2.600%, 12/01/2029	121,185

		4,728,262

	Entertainment - 0.15%
235,000	ViacomCBS, Inc. 4.950%, 01/15/2031	278,106

	Equity Real Estate Investment Trusts (REITs) - 0.35%
	American Tower Corp.
105,000	2.400%, 03/15/2025	109,526
250,000	1.500%, 01/31/2028	238,551
110,000	2.950%, 01/15/2051 (e)	97,110

Principal Amount		Value
	Equity Real Estate Investment Trusts (REITs) (Continued)
45,000	Brixmor Operating Partnership LP
	4.050%, 07/01/2030	$48,494
25,000	Equinix, Inc. 1.800%, 07/15/2027	24,542
	VEREIT Operating Partnership LP
35,000	3.400%, 01/15/2028	36,926
10,000	2.200%, 06/15/2028	9,818
10,000	2.850%, 12/15/2032	9,686
85,000	Welltower, Inc. 2.700%, 02/15/2027	88,673

		663,326

	Food Products - 0.40%
75,000	Archer-Daniels-Midland Co. 3.250%, 03/27/2030	80,590
	Conagra Brands, Inc.
145,000	1.375%, 11/01/2027	139,768
130,000	4.850%, 11/01/2028	151,402
190,000	General Mills, Inc. 2.875%, 04/15/2030	196,164
	Mondelez International, Inc.
15,000	2.750%, 04/13/2030	15,321
175,000	1.500%, 02/04/2031	160,281

		743,526

	Gas Utilities - 0.01%
10,000	Southern Co. Gas Capital Corp. 2.450%, 10/01/2023	10,418

	Health Care Equipment & Supplies - 0.47%
200,000	Alcon Finance Corp. 2.750%, 09/23/2026 (c)	211,594
65,000	Baxter International, Inc. 3.950%, 04/01/2030 (c)(e)	73,180
	Becton Dickinson and Co.
35,000	2.823%, 05/20/2030 (e)	35,898
80,000	1.957%, 02/11/2031	75,901
	Boston Scientific Corp.
85,000	1.900%, 06/01/2025	87,241
250,000	3.750%, 03/01/2026	276,090
125,000	Shire Acquisitions Investments Ireland Designated Activity Co. 2.875%, 09/23/2023	131,398

		891,302

	Health Care Providers & Services - 0.78%
	Anthem, Inc.
95,000	3.650%, 12/01/2027	104,822
180,000	2.875%, 09/15/2029	186,871
40,000	4.375%, 12/01/2047	46,018
345,000	Cigna Corp. 1.250%, 03/15/2026	340,664
70,000	CommonSpirit Health 2.760%, 10/01/2024	74,196
	CVS Health Corp.
100,000	4.125%, 04/01/2040	110,468
55,000	5.125%, 07/20/2045	67,260
100,000	5.050%, 03/25/2048	122,572
100,000	Quest Diagnostics, Inc. 2.800%, 06/30/2031	101,740
75,000	Sutter Health 3.361%, 08/15/2050	74,184

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Health Care Providers & Services (Continued)
	UnitedHealth Group, Inc.
70,000	2.375%, 08/15/2024	$73,795
10,000	3.500%, 08/15/2039	10,754
135,000	3.950%, 10/15/2042	154,271

		1,467,615

	Hotels, Restaurants & Leisure - 0.31%
65,000	GLP Capital LP / GLP Financing II, Inc. 5.300%, 01/15/2029	73,050
80,000	Las Vegas Sands Corp. 3.500%, 08/18/2026	83,436
	McDonald’s Corp.
80,000	3.350%, 04/01/2023	84,325
50,000	4.600%, 05/26/2045	58,393
15,000	4.875%, 12/09/2045	18,165
85,000	3.625%, 09/01/2049	88,320
90,000	4.200%, 04/01/2050 (e)	102,175
65,000	Starbucks Corp. 3.800%, 08/15/2025	71,662

		579,526

	Industrial Conglomerates - 0.57%
255,000	General Electric Co. 3.625%, 05/01/2030 (e)	274,468
325,000	Honeywell International, Inc. 1.950%, 06/01/2030	320,933
	NXP BV / NXP Funding LLC
232,000	4.875%, 03/01/2024 (c)	257,943
135,000	4.300%, 06/18/2029 (c)	151,153
60,000	3.150%, 05/01/2027 (c)	63,777

		1,068,274

	Insurance - 0.59%
325,000	American International Group, Inc. 2.500%, 06/30/2025	341,069
135,000	Berkshire Hathaway Finance Corp. 4.200%, 08/15/2048	154,851
	Marsh & McLennan Cos, Inc.
110,000	3.875%, 03/15/2024	120,224
65,000	4.375%, 03/15/2029	74,554
90,000	4.750%, 03/15/2039	110,927
70,000	Marsh & McLennan Cos., Inc. 4.050%, 10/15/2023	75,655
12,000	Massachusetts Mutual Life Insurance Co. 3.729%, 10/15/2070 (c)	11,819
40,000	New York Life Global Funding 2.000%, 04/13/2021 (c)	39,941
105,000	Progressive Corp. 3.200%, 03/26/2030	112,840
55,000	Trinity Acquisition PLC 4.400%, 03/15/2026	61,963

		1,103,843

	Interactive Media & Services - 0.34%
365,000	Alphabet, Inc. 2.050%, 08/15/2050 (e)	300,546
350,000	Tencent Holdings Ltd. 2.390%, 06/03/2030 (c)	338,193

		638,739

Principal Amount		Value
	Internet & Direct Marketing Retail - 0.25%
200,000	Alibaba Group Holding, Ltd. 3.400%, 12/06/2027	$214,567
	Amazon.com, Inc.
150,000	3.875%, 08/22/2037	171,135
60,000	4.950%, 12/05/2044	78,440

		464,142

	IT Services - 0.99%
350,000	Fidelity National Information Services, Inc. 2.250%, 03/01/2031	343,115
	Fiserv, Inc.
135,000	3.200%, 07/01/2026	145,623
385,000	2.250%, 06/01/2027	393,668
	Global Payments, Inc.
55,000	3.200%, 08/15/2029	57,952
180,000	2.900%, 05/15/2030	183,043
	International Business Machines Corp.
385,000	1.950%, 05/15/2030	372,714
100,000	4.250%, 05/15/2049	115,171
85,000	Leidos, Inc. 3.625%, 05/15/2025 (c)	92,331
95,000	Mastercard, Inc. 2.950%, 03/15/2051	93,234
55,000	Visa, Inc. 4.300%, 12/14/2045	66,310

		1,863,161

	Machinery - 0.34%
130,000	Caterpillar, Inc. 2.600%, 04/09/2030 (e)	133,129
495,000	Otis Worldwide Corp. 2.565%, 02/15/2030	498,795

		631,924

	Media - 1.51%
	Charter Communications Operating LLC / Charter Communications Operating Capital
40,000	4.908%, 07/23/2025 (e)	45,392
230,000	3.750%, 02/15/2028 (e)	249,298
125,000	2.800%, 04/01/2031	123,693
125,000	2.300%, 02/01/2032	116,244
150,000	5.375%, 05/01/2047	174,232
55,000	5.750%, 04/01/2048	67,037
75,000	5.125%, 07/01/2049	84,284
30,000	4.800%, 03/01/2050	32,169
75,000	3.700%, 04/01/2051 (e)	70,056
	Comcast Corp.
35,000	3.200%, 07/15/2036	36,581
125,000	4.600%, 10/15/2038 (e)	150,748
90,000	3.250%, 11/01/2039	92,646
255,000	3.750%, 04/01/2040 (e)	279,575
180,000	4.750%, 03/01/2044	221,309
30,000	3.400%, 07/15/2046	30,857
25,000	4.700%, 10/15/2048 (e)	30,879
50,000	4.950%, 10/15/2058	65,324
291,000	Cox Communications, Inc. 3.150%, 08/15/2024 (c)	310,877
	Discovery Communications, LLC
45,000	3.800%, 03/13/2024	48,484
28,000	3.950%, 06/15/2025	30,657
100,000	5.200%, 09/20/2047	118,260

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Media (Continued)
97,000	5.300%, 05/15/2049	$115,930
115,000	4.650%, 05/15/2050	126,761
	Time Warner Cable, Inc.
30,000	5.500%, 09/01/2041	35,541
50,000	4.500%, 09/15/2042	53,386
110,000	ViacomCBS, Inc. 4.200%, 05/19/2032 (e)	123,464

		2,833,684

	Metals & Mining - 0.15%
15,000	Steel Dynamics, Inc. 3.250%, 01/15/2031	15,883
260,000	Vale Overseas, Ltd. 3.750%, 07/08/2030	272,910

		288,793

	Multi-Utilities - 0.70%
	Berkshire Hathaway Energy Co.
50,000	3.250%, 04/15/2028	53,943
65,000	6.125%, 04/01/2036	87,689
170,000	Dominion Energy, Inc. 2.850%, 08/15/2026	180,560
290,000	NiSource, Inc. 3.600%, 05/01/2030 (e)	314,584
475,000	Public Service Enterprise Group, Inc. 1.600%, 08/15/2030	438,154
	Sempra Energy
150,000	3.400%, 02/01/2028	160,924
75,000	4.000%, 02/01/2048	78,896

		1,314,750

	Oil, Gas & Consumable Fuels - 1.33%
15,000	Canadian Natural Resources, Ltd. 6.500%, 02/15/2037	19,048
65,000	Eastern Energy Gas Holdings LLC 2.500%, 11/15/2024	68,178
	Energy Transfer Operating LP
180,000	5.250%, 04/15/2029	204,906
140,000	6.125%, 12/15/2045	160,281
85,000	6.250%, 04/15/2049	99,739
270,000	Enterprise Products Operating LLC 4.800%, 02/01/2049	309,675
	Equinor ASA
95,000	3.625%, 04/06/2040	101,053
100,000	3.700%, 04/06/2050	106,247
135,000	Exxon Mobil Corp. 4.227%, 03/19/2040	152,332
200,000	Galaxy Pipeline Assets Bidco, Ltd. 2.940%, 09/30/2040 (c)	193,467
100,000	Hess Corp. 7.300%, 08/15/2031	127,752
130,000	Marathon Petroleum Corp. 4.700%, 05/01/2025	146,603
	MPLX LP
100,000	1.750%, 03/01/2026	100,177
35,000	4.250%, 12/01/2027	39,362
140,000	5.200%, 03/01/2047	160,027
	ONEOK, Inc.
65,000	5.850%, 01/15/2026	76,142
30,000	4.000%, 07/13/2027	32,512
20,000	3.100%, 03/15/2030	20,149

Principal Amount		Value
	Oil, Gas & Consumable Fuels (Continued)
135,000	Sabine Pass Liquefaction LLC 4.500%, 05/15/2030	$151,671
	Sunoco Logistics Partners Operations LP
5,000	5.300%, 04/01/2044	5,261
5,000	5.350%, 05/15/2045	5,250
	TransCanada PipeLines, Ltd.
110,000	4.100%, 04/15/2030	122,671
5,000	4.750%, 05/15/2038	5,737
10,000	6.100%, 06/01/2040	12,981
65,000	5.100%, 03/15/2049 (e)	79,503

		2,500,724

	Personal Products - 0.03%
50,000	The Estee Lauder Cos, Inc. 2.600%, 04/15/2030	51,543

	Pharmaceuticals - 1.21%
230,000	Bayer US Finance II LLC 4.250%, 12/15/2025 (c)	256,069
	Bristol-Myers Squibb Co.
30,000	3.200%, 06/15/2026	32,642
230,000	1.125%, 11/13/2027 (e)	222,437
75,000	3.400%, 07/26/2029	81,977
70,000	2.550%, 11/13/2050	62,430
195,000	GlaxoSmithKline Capital PLC 2.875%, 06/01/2022	200,080
	Johnson & Johnson
75,000	3.550%, 03/01/2036	83,859
55,000	3.625%, 03/03/2037	62,158
	Novartis Capital Corp.
195,000	2.000%, 02/14/2027	200,908
205,000	2.200%, 08/14/2030	206,169
	Pfizer, Inc.
120,000	2.625%, 04/01/2030	124,520
135,000	1.700%, 05/28/2030	130,463
	Royalty Pharma PLC
15,000	1.750%, 09/02/2027 (c)	14,571
200,000	2.200%, 09/02/2030 (c)	191,036
120,000	3.300%, 09/02/2040 (c)	115,722
105,000	3.550%, 09/02/2050 (c)	100,017
200,000	Takeda Pharmaceutical Co., Ltd 2.050%, 03/31/2030 (e)	192,735

		2,277,793

	Professional Services - 0.05%
	Equifax, Inc.
67,000	2.600%, 12/15/2025	70,329
20,000	3.100%, 05/15/2030	20,777

		91,106

	Road & Rail - 0.13%
45,000	CSX Corp. 4.500%, 03/15/2049	52,025
30,000	Norfolk Southern Corp. 3.400%, 11/01/2049	29,729
160,000	Union Pacific Corp. 4.100%, 09/15/2067	171,291

		253,045

	Semiconductors & Semiconductor Equipment - 1.04%
	Broadcom, Inc.
45,000	3.150%, 11/15/2025	47,973

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Principal Amount		Value
	CORPORATE OBLIGATIONS (Continued)
	Semiconductors & Semiconductor Equipment (Continued)
300,000	4.110%, 09/15/2028	$327,885
425,000	5.000%, 04/15/2030	483,577
105,000	2.600%, 02/15/2033 (c)	97,748
205,000	3.420%, 04/15/2033	206,593
	Intel Corp.
310,000	2.450%, 11/15/2029	317,494
19,000	3.734%, 12/08/2047	20,458
115,000	3.250%, 11/15/2049 (e)	114,102
150,000	Microchip Technology, Inc. 2.670%, 09/01/2023 (c)	156,299
170,000	NVIDIA Corp. 3.500%, 04/01/2040	182,804

		1,954,933

	Software - 0.75%
155,000	Microsoft Corp. 2.525%, 06/01/2050	141,439
	Oracle Corp.
270,000	2.300%, 03/25/2028	273,171
145,000	2.875%, 03/25/2031	147,811
185,000	4.300%, 07/08/2034	208,162
25,000	3.900%, 05/15/2035	26,981
50,000	3.800%, 11/15/2037	52,064
185,000	3.600%, 04/01/2040 (e)	186,105
170,000	3.600%, 04/01/2050	164,967
80,000	3.950%, 03/25/2051	82,176
55,000	4.100%, 03/25/2061	56,656
75,000	salesforce.com, Inc. 3.250%, 04/11/2023	79,255

		1,418,787

	Specialty Retail - 0.60%
75,000	AutoZone, Inc. 3.625%, 04/15/2025	81,722
	Home Depot, Inc.
235,000	3.300%, 04/15/2040	247,305
5,000	3.500%, 09/15/2056	5,149
	Lowe’s Cos, Inc.
150,000	2.625%, 04/01/2031	150,634
345,000	1.700%, 10/15/2030	324,094
25,000	3.700%, 04/15/2046	26,071
310,000	The Home Depot, Inc. 1.375%, 03/15/2031	285,892

		1,120,867

	Technology Hardware, Storage & Peripherals - 0.58%
	Apple, Inc.
360,000	1.125%, 05/11/2025	362,422
310,000	1.200%, 02/08/2028	298,529
40,000	3.450%, 02/09/2045	42,331
430,000	2.650%, 02/08/2051	392,433

		1,095,715

	Tobacco - 0.31%
	Altria Group, Inc.
45,000	2.350%, 05/06/2025	46,676
39,000	4.400%, 02/14/2026	44,001
145,000	2.625%, 09/16/2026	151,083
80,000	2.450%, 02/04/2032	76,094
45,000	5.800%, 02/14/2039	54,963

Principal Amount		Value
	Tobacco (Continued)
15,000	5.375%, 01/31/2044	$17,490
165,000	3.875%, 09/16/2046	159,903
45,000	3.700%, 02/04/2051	40,970

		591,180

	Water Utilities - 0.11%
	American Water Capital Corp.
140,000	3.750%, 09/01/2028	155,800
40,000	2.800%, 05/01/2030	41,222
15,000	4.150%, 06/01/2049	17,237

		214,259

	Wireless Telecommunication Services - 0.92%
205,000	Telefonica Emisiones SA 4.895%, 03/06/2048 (e)	234,503
	T-Mobile USA, Inc.
235,000	3.500%, 04/15/2025 (c)	253,896
360,000	1.500%, 02/15/2026 (c)	357,161
65,000	2.050%, 02/15/2028 (c)	63,924
290,000	3.875%, 04/15/2030 (c)	316,384
255,000	3.000%, 02/15/2041 (c)	239,226
155,000	4.500%, 04/15/2050 (c)(e)	173,892
90,000	Vodafone Group Plc 4.250%, 09/17/2050 (e)	99,023

		1,738,009

	Total Corporate Obligations (Cost $54,548,969)	56,256,477

	FOREIGN GOVERNMENT DEBT OBLIGATIONS - 1.25%
	Mexico Government International Bond
330,000	2.659%, 05/24/2031	311,797
200,000	4.750%, 04/27/2032	223,200
176,000	4.750%, 03/08/2044	185,584
	Panama Government International Bond
345,000	2.252%, 09/29/2032	328,789
220,000	3.870%, 07/23/2060	217,780
	Peruvian Government International Bond
40,000	2.392%, 01/23/2026	41,167
215,000	2.783%, 01/23/2031	215,486
130,000	3.300%, 03/11/2041	126,546
80,000	3.550%, 03/10/2051	77,989
200,000	Qatar Government International Bond 5.103%, 04/23/2048	253,447
400,000	Saudi Government International Bond 2.250%, 02/02/2033 (c)	377,332

	Total Foreign Government Debt Obligations (Cost $2,453,948)	2,359,117

	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY - 37.47%
	Federal Home Loan Mortgage Corp.
9,982	Pool #D9-6291 4.500%, 09/01/2023	10,842
21,725	Pool #G1-3624 5.000%, 08/01/2024	22,836
82,000	Series K-068, 3.244%, 08/25/2027	91,015
723,882	Series K-104, 1.127%, 01/25/2030 (b)(j)	61,519
334,651	Series K-110, 1.698%, 04/25/2030 (b)(j)	43,143
1,326,082	Series K-111, 1.572%, 05/25/2030 (j)	162,962
934,206	Series K-114, 1.118%, 06/25/2030 (b)(j)	83,604
299,888	Series K-122, 0.883%, 11/25/2030 (b)(j)	21,698
93,482	Series 2329, 6.500%, 06/15/2031	106,273
47,793	Series 2338, 6.500%, 07/15/2031	55,751

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
52,120	Pool #78-0447 3.426% (1 Year CMT Rate + 2.250%, 2.250% Floor, 9.329% Cap), 04/01/2033 (a)	$54,449
74	Pool #A4-3129 5.500%, 02/01/2036	83
88,974	Series 4216, 1.700%, 10/15/2039	90,418
46,768	Series 3883, 3.000%, 05/15/2041	50,304
172,578	Series 4139, 2.500%, 11/15/2041	180,799
234,526	Pool #U9-0688 4.000%, 05/01/2042	257,334
165,679	Series 4961, 2.500%, 12/15/2042	173,010
374,089	Pool #Q4-9389 3.500%, 07/01/2047	401,436
325,943	Pool #Q5-2093 3.500%, 11/01/2047	346,362
2,999,998	Pool #SD-8123 3.000%, 01/01/2051	3,140,549
	Federal National Mortgage Association
244,887	Pool #AJ8325 3.000%, 12/01/2026	259,851
1,100,000	Pool #TBA 3.000%, 04/15/2027 (h)	1,161,016
854,730	Pool #AN8322 3.190%, 02/01/2028	937,496
1,000,654	Pool #AN8695 3.550%, 03/01/2028	1,120,149
1,767	Pool #544859 2.298% (11th District Cost of Funds Index + 1.841%, 1.841% Floor, 14.718% Cap), 08/01/2029 (a)	1,767
36,635	Pool #BC4938 2.500%, 04/01/2031	38,263
70,805	Pool #786848 7.000%, 10/01/2031	81,967
2,385	Pool #727181 5.000%, 08/01/2033	2,750
1,050	Pool #730727 5.000%, 08/01/2033	1,209
338	Pool #741862 5.500%, 09/01/2033	395
340	Pool #766197 5.500%, 02/01/2034	392
87	Pool #776974 5.500%, 04/01/2034	102
52,993	Pool #888504 3.562% (1 Year CMT Rate + 2.062%, 2.062% Floor, 9.321% Cap), 04/01/2034 (a)	56,174
178,415	Pool #MA1870 4.500%, 04/01/2034	197,251
3,070	Pool #775776 5.500%, 05/01/2034	3,557
1,556,380	Series 2019-M21, 1.211%, 06/25/2034 (b)(j)	180,498
103,906	Pool #802783 2.112% (12 Month LIBOR USD + 1.612%, 1.612% Floor, 10.299% Cap), 10/01/2034 (a)	106,020
2,749	Pool #781629 5.500%, 12/01/2034	3,220
3,967	Pool #822815 5.500%, 04/01/2035	4,646
3,407	Pool #357850 5.500%, 07/01/2035	3,991
2,329	Pool #820242 5.000%, 07/01/2035	2,711
537	Pool #838452 5.500%, 09/01/2035	630
1,650,000	Pool #TBA 1.500%, 11/25/2035 (h)	1,654,477
2,812	Pool #865854 6.000%, 03/01/2036	3,363
4,955	Pool #891474 6.000%, 04/01/2036	5,926
1,650,000	Pool #TBA 1.500%, 04/15/2036 (h)	1,657,090
3,200,000	Pool #TBA 2.000%, 04/15/2036 (h)	3,283,375
1,916	Pool #906000 6.000%, 01/01/2037	2,288
38	Pool #928062 5.500%, 02/01/2037	45
57	Pool #899119 5.500%, 04/01/2037	64
261,794	Pool #AS9772 3.500%, 06/01/2037	283,020
101	Pool #970131 5.500%, 03/01/2038	119
59	Pool #985108 5.500%, 07/01/2038	69
49	Pool #964930 5.500%, 08/01/2038	55
42	Pool #987032 5.500%, 08/01/2038	49
63	Pool #968371 5.500%, 09/01/2038	72
26	Pool #993050 5.500%, 12/01/2038	30
10,454	Pool #993579 4.000%, 05/01/2039	11,520
2,013	Pool #AA5840 4.000%, 06/01/2039	2,219
37,289	Pool #AA8715 4.000%, 06/01/2039	41,581

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
117,008	Pool #AD0586 4.500%, 12/01/2039	$131,993
282,413	Pool #AD4062 5.000%, 05/01/2040	328,685
236,239	Pool #AD6929 5.000%, 06/01/2040	272,068
5,181	Pool #AD9896 4.000%, 08/01/2040	5,684
6,909	Pool #AB1500 4.000%, 09/01/2040	7,583
8,349	Pool #AD9856 4.000%, 09/01/2040	9,249
3,497	Pool #AE2559 4.000%, 09/01/2040	3,837
1,123	Pool #AE2562 4.000%, 09/01/2040	1,233
1,335	Pool #AE2566 4.000%, 09/01/2040	1,465
14,396	Pool #AE4124 4.000%, 10/01/2040	15,874
7,673	Pool #AE4888 4.000%, 10/01/2040	8,445
9,755	Pool #AE3916 4.000%, 11/01/2040	10,752
1,472	Pool #AE5147 4.000%, 11/01/2040	1,615
16,688	Pool #AE8715 4.000%, 11/01/2040	18,307
2,172	Pool #AH0006 4.000%, 12/01/2040	2,394
6,863	Pool #AH0020 4.000%, 12/01/2040	7,566
11,183	Pool #AH0599 4.000%, 12/01/2040	12,270
4,024	Pool #AH0601 4.000%, 12/01/2040	4,455
6,898	Pool #AH1263 4.000%, 01/01/2041	7,568
36,912	Pool #AL5233 4.000%, 01/01/2041	40,635
2,361	Pool #AH4659 4.000%, 02/01/2041	2,590
41,960	Pool #AH5653 4.000%, 02/01/2041	46,263
56,249	Pool #AL0934 5.000%, 02/01/2041	65,172
80,060	Pool #AD1889 4.500%, 03/01/2041	89,211
6,162	Pool #AH6150 4.000%, 03/01/2041	6,824
53,869	Pool #AL0215 4.500%, 04/01/2041	60,448
400,000	Pool #TBA 4.000%, 04/15/2041 (h)	429,281
42,906	Pool #AL0187 5.000%, 05/01/2041	49,930
7,452	Pool #AL0456 5.000%, 06/01/2041	8,611
33,441	Pool #AI8842 4.500%, 08/01/2041	37,764
109,899	Series 2013-43, 1.500%, 08/25/2041	112,288
23,381	Pool #AL0815 4.000%, 09/01/2041	26,064
36,328	Series 2012-21, 2.000%, 09/25/2041	37,462
8,719	Pool #AJ1562 4.000%, 10/01/2041	9,719
6,344	Pool #AJ1972 4.000%, 10/01/2041	7,072
357,547	Pool #AJ2212 4.500%, 10/01/2041	403,763
12,188	Pool #AJ4756 4.000%, 10/01/2041	13,586
10,765	Pool #AJ3330 4.000%, 11/01/2041	12,000
10,013	Pool #AJ4549 4.000%, 11/01/2041	11,162
9,161	Pool #AJ4698 4.000%, 11/01/2041	10,212
16,497	Pool #AJ5424 4.000%, 11/01/2041	18,390
6,500	Pool #AJ7840 4.000%, 11/01/2041	7,246
10,592	Pool #AB3995 4.000%, 12/01/2041	11,807
9,296	Pool #AI0848 4.000%, 12/01/2041	10,362
8,609	Pool #AJ4187 4.000%, 12/01/2041	9,597
8,778	Pool #AJ5736 4.000%, 12/01/2041	9,785
5,642	Pool #AJ5968 4.000%, 12/01/2041	6,249
11,438	Pool #AJ6061 4.000%, 12/01/2041	12,656
8,547	Pool #AJ7868 4.000%, 12/01/2041	9,528
16,381	Pool #AJ8104 4.000%, 12/01/2041	18,261
12,894	Pool #AJ8109 4.000%, 12/01/2041	14,373
7,194	Pool #AJ8171 4.000%, 12/01/2041	8,019
13,406	Pool #AJ8341 4.000%, 12/01/2041	14,945
22,835	Pool #AJ8436 4.000%, 12/01/2041	25,455
7,938	Pool #AJ8912 4.000%, 12/01/2041	8,849
8,894	Pool #AJ9248 4.000%, 12/01/2041	9,915
66,718	Series 2012-18, 2.000%, 12/25/2041	68,952
63,758	Series 2012-75, 2.500%, 12/25/2041	65,842
7,834	Pool #AJ2446 4.000%, 01/01/2042	8,677

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
13,799	Pool #AJ7538 4.000%, 01/01/2042	$15,383
3,489	Pool #AJ8001 4.000%, 01/01/2042	3,839
11,356	Pool #AJ8369 4.000%, 01/01/2042	12,659
10,668	Pool #AJ9162 4.000%, 01/01/2042	11,894
62,519	Pool #AJ9330 4.000%, 01/01/2042	69,705
5,954	Pool #AJ9779 4.000%, 01/01/2042	6,516
10,109	Pool #AK0170 4.000%, 01/01/2042	11,272
22,150	Pool #AK0543 4.000%, 01/01/2042	24,692
9,974	Pool #AK0563 4.000%, 01/01/2042	11,119
16,891	Pool #AK1827 4.000%, 01/01/2042	18,832
196,768	Pool #AL2752 5.000%, 03/01/2042	228,534
45,059	Series 2012-52, 3.500%, 05/25/2042	48,770
157,774	Series 2012-128, 1.500%, 06/25/2042	161,099
36,989	Pool #AB5529 4.000%, 07/01/2042	40,572
108,018	Pool #AB6228 3.500%, 09/01/2042	116,771
109,819	Series 415, 3.000%, 11/01/2042	113,111
238,562	Pool #AQ9316 2.500%, 01/01/2043	247,150
100,971	Series 2015-48, 3.000%, 02/25/2043	104,887
658,261	Pool #AT2720 3.000%, 05/01/2043	700,125
439,306	Pool #AT5900 3.000%, 06/01/2043	465,305
83,712	Series 2013-77, 1.700%, 06/25/2043	85,168
276,378	Pool #AU1625 3.500%, 07/01/2043	298,922
97,631	Series 2017-26, 3.500%, 07/25/2044	102,348
52,388	Series 2018-38, 3.500%, 03/25/2045	53,113
332,177	Pool #AS5469 4.000%, 07/01/2045	365,025
426,564	Pool #AZ0832 4.000%, 07/01/2045	471,639
66,226	Pool #AS5597 3.500%, 08/01/2045	71,064
35,249	Series 2016-38, 3.000%, 01/25/2046	37,905
71,573	Series 2016-11, 2.500%, 03/25/2046	74,637
356,465	Pool #AS7170 3.500%, 05/01/2046	380,965
246,039	Pool #AS7242 3.500%, 05/01/2046	262,213
395,348	Pool #BC9468 3.000%, 06/01/2046	417,669
270,698	Pool #AS7492 4.000%, 07/01/2046	294,017
291,277	Pool #AS8947 3.500%, 03/01/2047	312,820
48,327	Series 2017-34, 3.000%, 05/25/2047	50,065
48,660	Pool #MA3038 4.500%, 06/01/2047	53,442
87,193	Series 2017-72, 3.000%, 09/25/2047	92,823
91,010	Series 2017-72, 3.000%, 09/25/2047	96,991
2,998,826	Pool #CA0858 3.500%, 12/01/2047	3,178,494
85,110	Series 2018-80, 3.500%, 12/25/2047	89,760
43,248	Series 2018-77, 3.500%, 02/25/2048	46,047
96,879	Series 2018-23, 3.500%, 04/25/2048	104,321
1,018,077	Pool #BN5279 4.000%, 02/01/2049	1,092,432
110,882	Series 2019-06, 3.000%, 02/25/2049	117,888
107,373	Series 2019-07, 3.500%, 03/25/2049	115,068
126,825	Series 2019-14, 3.500%, 04/25/2049	137,963
150,544	Series 2019-45, 3.000%, 08/25/2049	161,989
1,210,000	Pool #TBA 2.500%, 09/25/2049 (h)	1,240,888
9,500,000	Pool #TBA 2.000%, 05/15/2050 (h)	9,455,283
4,195,000	Pool #TBA 2.000%, 09/25/2050 (h)	4,182,956
3,100,000	Pool #MA4307 3.000%, 04/01/2051	3,252,273
4,290,000	Pool #TBA 2.500%, 05/15/2051 (h)	4,390,296
137,175	Series 2019-41, 2.500%, 03/25/2053	142,926
114,697	Series 2017-35, 3.500%, 04/25/2053	118,610
82,045	Series 2017-84, 3.500%, 04/25/2053	84,702
129,190	Series 2019-15, 3.500%, 05/25/2053	136,687
93,558	Series 2017-49, 4.000%, 07/25/2053	97,960
146,765	Series 2018-72, 3.500%, 07/25/2054	154,519
125,380	Series 2017-96, 3.000%, 12/25/2054	131,880

Principal Amount		Value
	MORTGAGE BACKED SECURITIES - U.S. GOVERNMENT AGENCY (Continued)
63,901	Series 2018-19, 3.500%, 05/25/2056	$67,203
100,960	Series 2018-70, 3.500%, 10/25/2056	106,716
108,533	Series 2019-07, 3.500%, 11/25/2057	115,608
125,302	Series 2019-12, 3.500%, 11/25/2057	134,925
352,990	Series 2020-1, 3.500%, 08/25/2058	382,214
112,818	Series 2019-28, 3.500%, 06/25/2059	122,456
	Government National Mortgage Association
9,145	Pool #614436X 5.000%, 08/15/2033	10,322
16,464	Pool #736686X 5.000%, 02/15/2039	18,981
410,215	Pool #723248X 5.000%, 10/15/2039	477,921
121,871	Series 2015-56, 1.500%, 04/16/2040	123,245
177,469	Pool #783403X 3.500%, 09/15/2041	190,444
90,471	Series 2013-37, 2.000%, 01/20/2042	92,966
900,000	Pool #TBA 4.000%, 04/15/2042 (h)	960,820
1,525,000	Pool #TBA 3.000%, 04/15/2045 (h)	1,588,532
700,000	Pool #TBA 3.500%, 04/15/2045 (h)	738,774
1,775,000	Pool # TBA 3.000%, 05/15/2045 (h)	1,849,848
700,000	Pool #TBA 3.500%, 05/15/2045 (h)	739,266
67,122	Series 2015-151, 1.700%, 10/20/2045	68,025
54,465	Pool #MA4587M 4.000%, 07/20/2047	59,082
144,641	Pool #MA4652M 3.500%, 08/20/2047	154,076
275,038	Pool #MA4778M 3.500%, 10/20/2047	293,900
204,831	Pool #MA4779M 4.000%, 10/20/2047	222,201
234,043	Pool #MA4780M 4.500%, 10/20/2047	256,788
4,300,000	Pool #TBA 2.500%, 09/20/2049 (h)	4,425,389
1,000,000	Pool #TBA, 2.500%, 04/15/2050 (h)	1,031,152
2,700,000	Pool #TBA 2.000%, 04/15/2051 (h)	2,724,943

	Total Mortgage Backed Securities - U.S. Government Agency (Cost $69,254,085)	70,455,612

	MUNICIPAL DEBT OBLIGATIONS - 1.60%
	California, GO,
30,000	7.550%, 04/01/2039 (e)	48,520
60,000	7.300%, 10/01/2039	91,573
5,000	7.625%, 03/01/2040	8,028
105,000	Chicago Transit Authority Sales & Transfer Tax Receipts, Series B, Revenue Bond, Series B, 6.899%, 12/01/2040	146,844
20,000	Chicago Transit Authority Sales Tax Receipts, Revenue Bond 3.912%, 12/01/2040	21,262
	County of Riverside CA
345,000	2.963%, 02/15/2027	367,315
345,000	3.070%, 02/15/2028	369,397
125,000	District of Columbia, Revenue Bond 3.432%, 04/01/2042	123,016
255,000	Metropolitan Transportation Authority, Series C-1, Revenue Bond 5.175%, 11/15/2049	317,386
100,000	Metropolitan Transportation Authority, Series C-2, Revenue Bond 5.000%, 11/15/2050	120,099
60,000	New York State Thruway Authority - Series M, Revenue Bond 2.900%, 01/01/2035	62,222
370,000	New York Transportation Development Corp., Revenue Bond 4.248%, 09/01/2035	405,328

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Principal Amount		Value
	MUNICIPAL DEBT OBLIGATIONS (Continued)
355,000	Philadelphia Authority for Industrial Development, Series C, Revenue Bond 6.550%, 10/15/2028	$436,038
215,000	Port Authority of New York & New Jersey, Series AAA, Revenue Bond 1.086%, 07/01/2023	218,250
250,000	State Board of Administration Finance Corp., Revenue Bond 1.258%, 07/01/2025	252,423
15,000	University of California Medical Center, Series H, Revenue Bond, 6.548%, 05/15/2048	22,627

	Total Municipal Debt Obligations (Cost $2,816,285)	3,010,328

	U.S. TREASURY OBLIGATIONS - 29.24%
	U.S. Treasury Bonds - 10.63%
2,150,000	6.875%, 08/15/2025	2,716,643
503,544	0.375%, 01/15/2027 (f)	555,438
114,630	0.750%, 07/15/2028 (f)	130,687
188,746	0.125%, 07/15/2030 (f)	204,773
690,000	1.875%, 02/15/2041	641,053
1,075,000	3.125%, 02/15/2043	1,220,839
275,000	3.625%, 08/15/2043	336,886
1,830,000	3.750%, 11/15/2043	2,285,320
1,050,000	3.625%, 02/15/2044	1,288,342
1,600,000	3.125%, 08/15/2044	1,817,469
240,000	3.000%, 11/15/2045	267,389
950,000	2.500%, 02/15/2046	966,143
2,365,000	2.500%, 05/15/2046	2,405,464
1,600,000	3.000%, 02/15/2047	1,785,781
500,000	3.000%, 02/15/2048	559,023
132,596	1.000%, 02/15/2048 (f)	164,296
940,000	3.125%, 05/15/2048	1,075,290
740,000	3.000%, 02/15/2049	829,349
126,000	1.250%, 05/15/2050	94,805
390,000	1.375%, 08/15/2050	303,225
395,000	1.875%, 02/15/2051	349,174

		19,997,389

	U.S. Treasury Notes - 18.61%
3,195,000	0.125%, 08/31/2022	3,195,374
8,210,000	1.375%, 08/31/2023	8,439,142
1,600,000	2.375%, 08/15/2024 (i)	1,702,844
2,190,000	2.875%, 05/31/2025	2,385,432
7,240,000	2.875%, 07/31/2025	7,895,418
2,335,000	0.375%, 01/31/2026	2,276,078
2,860,000	2.000%, 11/15/2026	3,000,151
3,585,000	1.625%, 08/15/2029	3,596,133
2,700,000	0.875%, 11/15/2030	2,494,969

		34,985,541

	Total U.S. Treasury Obligations (Cost $55,446,992)	54,982,930

Number of Shares
	SHORT TERM INVESTMENTS - 7.11%
	Money Market Funds - 7.11%
13,372,829	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.04% (d)	13,372,829

	Total Short Term Investments (Cost $13,372,829)	13,372,829

Number of Units		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 2.44%
4,583,430	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.11% (d)	$4,583,430

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $4,583,430)	4,583,430

	Total Investments (Cost $231,702,992) - 124.80%	234,669,805
	Liabilities in Excess of Other Assets - (24.80)%	(46,635,872)

	TOTAL NET ASSETS - 100.00%	$188,033,933

Percentages are stated as a percent of net assets.

Principal amounts are denominated in the currency in which the security was purchase.

(a)	Variable rate security based on a reference index and spread. Certain securities are fixed to variable and currently in the fixed phase. The rate reported is the rate in effect as of March 31, 2021.
(b)	Variable rate security. The coupon is based on an underlying pool of assets. The rate reported is the rate in effect as of March 31, 2021.
(c)	Securities were purchased exempt from registration in the U.S. pursuant to Rule 144A of the Securities Act of 1933 (the “Act”) or were acquired in a private placement, and, unless registered under the Act, may only be sold to “qualified institutional buyers” (as defined in the Act) or pursuant to another expemption from registration. The value of these securities total $30,276,831, which represents 16.10% of total net assets.
(d)	Seven-day yield as of March 31, 2021.
(e)	All or portion of this security is on loan.
(f)	Represents a U.S. Treasury Inflation Protected Security.
(g)	These securities have been deemed illiquid pursuant to the Fund’s liquidity guidelines. The value of these securities total $715,993, which represents 0.38% of total net assets.
(h)	Security purchased on a when-issued basis. On March 31, 2021, the total value of investments purchased on a when-issued basis was $41,513,386 or 22.08% of total net assets.
(i)	All or a portion of this security is held as collateral for certain swap and futures contracts. The approximate value of the portion of this security held as collateral is $1,074,920.
(j)	Represents an interest-only security that entitles holders to receive only interest payments on the underlying mortgages. The yield-to-maturity of an interest-only security is extremely sensitive to the rate of principal payments on the underlying mortgage assets. A rapid (slow) rate of principal repayments may have an adverse (positive) effect on yield to maturity. The principal amount shown is the underlying mortgages. Interest rate disclosed represents yield upon the estimated timing and amount of future cash flows at March 31, 2021. These securities are considered liquid pursuant to the Fund’s liquidity guidelines and the value of these securities total $1,795,353, which represents 0.95% of total net assets.
(k)	Step-up bond; the interest rate shown is the rate in effect as of March 31, 2021.

Glossary of Terms

LIBOR	-	London Interbank Offered Rate
CMT	-	Constant Maturing Treasury Rate
SOFR	-	Secured Overnight Financing Rate

See notes to financial statements.

GuideMark® Core Fixed Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2021

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Value / Unrealized Appreciation (Depreciation)
U.S. Treasury 10 Year Note Futures	(49)	$(6,415,938)	Jun-21	$117,748
U.S. Treasury Ultra 10 Year Note Futures	(63)	(9,052,313)	Jun-21	258,502
U.S. Treasury 5 Year Note Futures	(19)	(2,344,570)	Jun-21	7,246
U.S. Treasury Long Bond Futures	(6)	(927,563)	Jun-21	28,317
U.S. Treasury Ultra Bond Futures	(7)	(1,268,531)	Jun-21	29,612

				$441,425

GuideMark® Core Fixed Income Fund

SCHEDULE OF OPEN SWAP CONTRACTS

CREDIT DEFAULT SWAPS ON CREDIT INDICES — SELL PROTECTION(1)

March 31, 2021

Reference Obligation	Implied Credit Spread at 3/31/2021(2)	Fixed Pay Rate	Maturity Date	Counterparty	Payment Frequency	Notional Amount(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CDX.NA.IG.36 Index*	53.93%	1.000%	06/20/2026	Morgan Stanley	Quarterly	$6,670,000	$155,958	$146,705	$9,253

INTEREST RATE SWAPS

March 31, 2021

Pay/Receive Floating Rate	Floating Rate Index		Floating Payment Frequency	Fixed Pay Rate	Fixed Payment Frequency	Maturity Date	Counterparty	Notional Amount	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Receive	3-MO-USD-LIBOR	**	Quarterly	0.3800%	Semi-Annual	12/16/2025	Morgan Stanley	$5,270,000	$146,547	$(8,249)	$154,796
Receive	3-MO-USD-LIBOR	**	Quarterly	0.8100%	Semi-Annual	9/16/2050	Morgan Stanley	690,000	218,373	2,114	216,259

									$364,920	$(6,135)	$371,055

1)	If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.
2)	Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements on U.S. municipal issues, corporate issues or sovereign issues of an emerging country as of year end serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. A credit spread identified as “Defaulted” indicates a credit event has occurred for the referenced entity or obligation.
3)	The maximum potential amount the Fund could be required to pay as seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.
*	Centrally cleared swap, clearing agent: Intercontinental Exchange
**	Centrally cleared swap, clearing agent: LCH

See notes to financial statements.

GuidePath® Growth Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2021

Number of Shares		Value
	INVESTMENT COMPANIES - 98.75%
	Exchange Traded Funds - 74.25%
24,315	Invesco QQQ Trust Series 1	$7,759,646
835,281	iShares Core MSCI Emerging Markets ETF	53,758,685
41,269	iShares Core MSCI Europe ETF	2,227,288
585,821	iShares Core S&P Small-Cap ETF (a)	63,579,153
352,758	iShares MSCI ACWI ETF (a)	33,564,924
196,425	iShares MSCI Switzerland ETF	8,683,949
479,196	JPMorgan BetaBuilders Canada ETF	14,160,242
822,225	Schwab U.S. Large-Cap ETF (a)	78,958,267
496,670	Schwab U.S. Large-Cap Growth ETF (a)	64,457,833
212,326	SPDR S&P 600 Small Cap Growth ETF (a)	18,228,187
125,423	SPDR S&P China ETF	16,425,396
105,571	Vanguard FTSE All World ex-US Small-Cap ETF (a)	13,552,149
2,275,782	Vanguard FTSE Developed Markets ETF (a)	111,763,654
220,374	Vanguard Global ex-U.S. Real Estate ETF	12,288,054
205,007	Vanguard Real Estate ETF	18,831,943
259,306	Vanguard Russell 1000 Growth ETF (a)	64,829,093
55,499	Vanguard Russell 2000 Growth (a)	12,140,961
541,691	Vanguard S&P 500 ETF (a)	197,338,031
60,492	Vanguard Value ETF	7,952,279

		800,499,734

	Mutual Funds - 24.50%
1,631,529	AMCAP Fund - Class F3	67,023,203
747,925	American Funds - Fundamental Investors - Class F3	54,822,923
427,702	American Funds - New Economy Fund - Class F2	25,580,849
424,035	American Funds - New Perspective Fund - Class F2	26,120,582
305,268	American Funds - Smallcap World Fund, Inc. - Class F3	25,477,689
940,526	American Funds - The Growth Fund of America - Class F3	65,140,855

		264,166,101

	Total Investment Companies (Cost $699,028,769)	1,064,665,835

	SHORT TERM INVESTMENTS - 1.18%
	Money Market Funds - 1.18%
12,717,743	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.04% (b)	12,717,743

	Total Short Term Investments (Cost $12,717,743)	12,717,743

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 25.38%
273,607,847	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.11% (b)	273,607,847

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $273,607,847)	273,607,847

	Total Investments (Cost $985,354,359) - 125.31%	1,350,991,425
	Liabilities in Excess of Other Assets - (25.31)%	(272,868,483)

	TOTAL NET ASSETS - 100.00%	$1,078,122,942

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2021.

See notes to financial statements.

GuidePath® Conservative Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2021

Number of Shares		Value
	INVESTMENT COMPANIES - 98.75%
	Exchange Traded Funds - 70.63%
114,933	iShares 1-3 Year Treasury Bond ETF (a)	$9,912,971
69,184	iShares 3-7 Year Treasury Bond ETF	8,986,310
151,808	iShares 7-10 Year Treasury Bond ETF (a)	17,143,677
59,826	iShares 10+ Year Investment Grade Corporate Bond ETF (a)	3,988,599
156,330	iShares Broad USD High Yield Corporate Bond ETF (a)	6,439,233
346,415	iShares Core Aggressive Allocation ETF	23,185,556
554,636	iShares Core Growth Allocation ETF	29,706,304
56,419	iShares Core MSCI Emerging Markets ETF	3,631,127
81,659	iShares Core MSCI Europe ETF	4,407,136
142,073	iShares Core S&P Small-Cap ETF (a)	15,419,183
97,894	iShares Core U.S. Aggregate Bond ETF	11,143,274
170,008	iShares Edge MSCI Min Vol USA ETF	11,762,853
24,831	iShares iBoxx High Yield Corporate Bond ETF (a)	2,164,767
29,827	iShares J.P. Morgan USD Emerging Markets Bond ETF (a)	3,247,564
113,836	iShares MSCI Switzerland ETF (a)	5,032,690
55,301	iShares TIPS Bond ETF (a)	6,940,275
190,379	iShares U.S. Credit Bond ETF	11,239,976
70,678	JPMorgan BetaBuilders Canada ETF	2,088,535
119,500	SPDR Bloomberg Barclays High Yield Bond ETF (a)	13,001,600
64,077	SPDR Bloomberg Barclays International Treasury Bond ETF (a)	1,867,204
328,007	SPDR Gold MiniShares Trust (a)(b)	5,576,119
35,882	SPDR S&P China ETF	4,699,107
350,005	Vanguard FTSE Developed Markets ETF (a)	17,188,746
28,554	Vanguard Global ex-U.S. Real Estate ETF	1,592,171
180,161	Vanguard High Dividend Yield ETF (a)	18,212,475
173,444	Vanguard Long-Term Treasury ETF	14,361,163
662,767	Vanguard Mortgage-Backed Securities ETF (a)	35,371,875
45,038	Vanguard Real Estate ETF	4,137,191
71,995	Vanguard S&P 500 ETF (a)	26,227,778
15,916	Vanguard Total Bond Market ETF	1,348,404
49,991	Vanguard Value ETF (a)	6,571,817

		326,595,680

	Mutual Funds - 28.12%
837,812	American Funds - Bond Fund of America - Class F2	11,176,414
446,511	American Funds - Capital Income Builder - Class F3	29,335,765
1,668,605	American Funds - High-Income Trust - Class F3	17,136,578
376,962	American Funds - Mutual Fund - Class F3	18,045,186
1,186,839	American Funds - The Income Fund of America - Class F3	29,421,745
821,717	American Funds - Intermediate Bond Fund of America - Class F2	11,339,693
2,295,204	Vanguard High-Yield Corporate Fund - Admiral Shares	13,564,653

		130,020,034

	Total Investment Companies (Cost $396,040,100)	456,615,714

Number of Shares		Value
	SHORT TERM INVESTMENTS - 1.15%
	Money Market Funds - 1.15%
5,336,506	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.04% (c)	$5,336,506

	Total Short Term Investments (Cost $5,336,506)	5,336,506

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 25.44%
117,653,868	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.11% (c)	117,653,868

	Total Investments Purchased with Proceeds from Securities Lending (Cost $117,653,868)	117,653,868

	Total Investments (Cost $519,030,474) - 125.34%	579,606,088
	Liabilities in Excess of Other Assets - (25.34)%	(117,195,127)

	TOTAL NET ASSETS - 100.00%	$462,410,961

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of March 31, 2021.

See notes to financial statements.

GuidePath® Tactical Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2021

Number of Shares		Value
	COMMON STOCKS - 70.07%
	Biotechnology - 5.83%
38,793	Biogen, Inc. (a)(b)	$10,852,342
22,755	Regeneron Pharmaceuticals, Inc. (a)(b)	10,766,301
34,746	United Therapeutics Corp. (b)	5,811,963

		27,430,606

	Building Products - 0.80%
89,532	Carrier Global Corp.	3,780,041

	Capital Markets - 3.44%
22,244	FactSet Research Systems, Inc.	6,864,276
9,191	MarketAxess Holdings, Inc.	4,576,383
15,958	Moody’s Corp. (a)	4,765,218

		16,205,877

	Containers & Packaging - 0.79%
88,868	Silgan Holdings, Inc.	3,735,122

	Diversified Financial Services - 0.69%
51,384	Voya Financial, Inc.	3,270,078

	Entertainment - 2.15%
36,465	Activision Blizzard, Inc.	3,391,245
49,608	Electronic Arts, Inc.	6,715,435

		10,106,680

	Food & Staples Retailing - 0.72%
93,639	Kroger Co. (a)	3,370,068

	Food Products - 1.23%
154,059	Conagra Brands, Inc.	5,792,618

	Health Care Equipment & Supplies - 2.09%
6,615	Align Technology, Inc. (b)	3,582,221
12,810	IDEXX Laboratories, Inc. (b)	6,268,061

		9,850,282

	Health Care Providers & Services - 5.79%
184,998	Centene Corp. (b)	11,823,222
204,985	CVS Health Corp.	15,421,022

		27,244,244

	Hotels, Restaurants & Leisure - 0.68%
21,623	Marriott International, Inc. - Class A (b)	3,202,582

	Household Durables - 0.80%
37,284	Lennar Corp. - Class A	3,774,259

	Household Products - 2.77%
67,568	Clorox Co. (a)	13,032,516

	Insurance - 5.37%
267,134	Aflac, Inc.	13,671,918
75,411	Progressive Corp. (a)	7,210,046
48,416	Prudential Financial, Inc.	4,410,697

		25,292,661

	Interactive Media & Services - 2.38%
38,098	Facebook, Inc. - Class A (b)	11,221,004

	Internet & Direct Marketing Retail - 0.79%
60,815	eBay, Inc. (a)	3,724,311

	IT Services - 3.71%
223,310	Cognizant Technology Solutions Corp. - Class A	17,444,977

	Life Sciences Tools & Services - 3.41%
28,306	Agilent Technologies, Inc.	3,598,825
21,778	Bio-Rad Laboratories, Inc. - Class A (b)	12,438,940

		16,037,765

Number of Shares		Value
	Machinery - 1.51%
30,704	Snap-on, Inc. (a)	$7,084,641

	Media - 1.34%
170,930	Discovery, Inc. - Class C (a)(b)	6,305,608

	Metals & Mining - 2.75%
214,596	Newmont Corp.	12,933,701

	Multiline Retail - 7.62%
180,976	Target Corp. (a)	35,845,916

	Multi-Utilities - 0.74%
26,078	DTE Energy Co. (a)	3,472,025

	Oil, Gas & Consumable Fuels - 0.68%
170,581	Cabot Oil & Gas Corp. (a)	3,203,511

	Semiconductors & Semiconductor Equipment - 3.05%
96,203	Intel Corp.	6,156,992
90,949	Marvell Technology Group, Ltd. (a)	4,454,682
20,379	Skyworks Solutions, Inc.	3,739,139

		14,350,813

	Software - 2.95%
101,384	Cadence Design Systems, Inc. (b)	13,888,594

	Technology Hardware, Storage & Peripherals - 4.12%
158,792	Apple, Inc.	19,396,443

	Trading Companies & Distributors - 1.87%
26,660	United Rentals, Inc. (b)	8,779,405

	Total Common Stocks (Cost $289,437,956)	329,776,348

	INVESTMENT COMPANIES - 8.91%
	Exchange Traded Funds - 8.91%
115,114	Vanguard S&P 500 ETF (a)	41,936,030

	Total Investment Companies (Cost $38,790,332)	41,936,030

	REAL ESTATE INVESTMENT TRUSTS - 1.00%
548,473	Annaly Capital Management, Inc.	4,716,868

	Total Real Estate Investment Trusts (Cost $4,570,143)	4,716,868

	SHORT TERM INVESTMENTS - 20.16%
	Money Market Funds - 20.16%
94,875,186	DWS Government Money Market Series - Institutional Shares
	Effective Yield 0.04% (c)	94,875,186

	Total Short Term Investments (Cost $94,875,186)	94,875,186

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 22.13%
104,133,886	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.11% (c)	104,133,886

	Total Investments Purchased with Proceeds from Securities Lending (Cost $104,133,886)	104,133,886

	Total Investments (Cost $531,807,503) - 122.27%	575,438,318
	Liabilities in Excess of Other Assets - (22.27)%	(104,821,603)

	TOTAL NET ASSETS - 100.00%	$470,616,715

See notes to financial statements.

GuidePath® Tactical Allocation Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Non-income producing security.
(c)	Seven-day yield as of March 31, 2021.

See notes to financial statements.

GuidePath® Absolute Return Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2021

Number of Shares		Value
	INVESTMENT COMPANIES - 98.76%
	Exchange Traded Funds - 56.28%
4,308	Invesco DB Agriculture Fund (a)	$72,977
579	Invesco DB Base Metals Fund (a)	10,787
6,116	Invesco DB Energy Fund (a)	79,875
999	iShares Core MSCI Emerging Markets ETF	64,296
11,205	iShares Interest Rate Hedged Corporate Bond ETF (b)	1,081,507
238,699	ProShares Investment Grade-Interest Rate Hedged ETF	18,401,306
206,592	Schwab Short-Term U.S. Treasury ETF	10,600,235
3,464	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	316,956
127,712	SPDR Bloomberg Barclays High Yield Bond ETF (b)	13,895,066
327,397	Vanguard Emerging Markets Government Bond ETF	25,373,267
3,018	Vanguard FTSE Developed Markets ETF (b)	148,214
22,687	Vanguard Intermediate-Term Corporate Bond ETF	2,110,572
524,273	Vanguard Mortgage-Backed Securities ETF (b)	27,980,450
1,085	Vanguard S&P 500 ETF (b)	395,265
65,329	Vanguard Total Bond Market ETF	5,534,673
277,775	Xtrackers USD High Yield Corporate Bond ETF (b)	13,885,972

		119,951,418

	Mutual Funds - 42.48%
1,580,277	BlackRock Low Duration Bond Portfolio - Institutional Shares	15,423,506
311,984	DoubleLine Core Fixed Income Fund - Institutional Shares	3,434,942
1,650,861	DoubleLine Flexible Income Fund - Institutional Shares (d)	15,930,808
1,546,475	DoubleLine Low Duration Bond Fund - Institutional Shares	15,418,356
302,324	DoubleLine Shiller Enhanced CAPE - Institutional Shares	5,931,594
2,118,508	DoubleLine Total Return Bond Fund - Institutional Shares	22,159,590
817,951	T. Rowe Price Institutional Floating Rate Fund - Investor Shares	7,966,844
719,943	Vanguard High-Yield Corporate Fund - Admiral Shares	4,254,863

		90,520,503

	Total Investment Companies (Cost $199,542,623)	210,471,921

	SHORT TERM INVESTMENTS - 1.66%
	Money Market Funds - 1.66%
3,539,911	DWS Government Money Market Series - Institutional Shares Effective Yield 0.04%, (c)	3,539,911

	Total Short Term Investments (Cost $3,539,911)	3,539,911

Number of Units		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 15.79%
33,662,416	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.11% (c)	$33,662,416

	Total Investments Purchased with Proceeds from Securities Lending (Cost $33,662,416)	33,662,416

	Total Investments (Cost $236,744,950) - 116.21%	247,674,248
	Liabilities in Excess of Other Assets - (16.21)%	(34,541,313)

	TOTAL NET ASSETS - 100.00%	$213,132,935

Percentages are stated as a percent of net assets.

(a)	Non-income producing security.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of March 31, 2021.
(d)

Certain GuidePath® Funds invest in securities of unaffiliated underlying funds in accordance with Section 12(d)(1)(F) of the Investment Company Act of 1940. Such investments are potentially illiquid, because an unaffiliated underlying fund, under the terms of Section 12(d)(1)(F), is not obligated to redeem its shares in an amount exceeding 1% of its total outstanding shares during any period of less than thirty days. Investments made in accordance with Section 12(d)(1)(F) that exceed 1% of the outstanding shares of each underlying fund, and therefore are potentially illiquid, amount to $3,464,937 or 1.63% of total net assets as of March 31, 2021.

See notes to financial statements.

GuidePath® Multi-Asset Income Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2021

Number of Shares		Value
	INVESTMENT COMPANIES - 99.00%
	Exchange Traded Funds - 79.31%
356,416	Global X US Preferred ETF (a)	$9,092,172
143,402	iShares 0-5 Year High Yield Corporate Bond ETF (a)	6,569,246
70,106	iShares Broad USD High Yield Corporate Bond ETF (a)	2,887,666
133,199	iShares Emerging Markets Dividend ETF (a)	5,218,737
27,720	iShares ESG MSCI EM Leaders ETF (a)	1,743,865
17,027	iShares iBoxx $ Investment Grade Corporate Bond ETF (a)	2,214,361
18,338	iShares Interest Rate Hedged Corporate Bond ETF (a)	1,769,984
177,511	iShares International Select Dividend ETF (a)	5,588,046
24,173	iShares MSCI International Quality Factor ETF (a)	880,864
56,147	iShares Select Dividend ETF	6,406,373
95,975	Schwab US Dividend Equity ETF (a)	6,998,497
133,114	SPDR Portfolio Aggregate Bond ETF	3,946,830
81,983	SPDR Portfolio Long Term Corporate Bond ETF	2,473,427
77,812	SPDR Portfolio S&P 500 High Dividend ETF (a)	2,995,762
32,693	SPDR S&P Global Dividend ETF (a)	2,161,504
31,571	SPDR S&P Global Infrastructure ETF	1,624,012
106,226	SPDR S&P International Dividend ETF (a)	4,051,460
36,790	Vanguard Emerging Markets Government Bond ETF	2,851,225
41,186	Vanguard Global ex-U.S. Real Estate ETF	2,296,531
77,551	Vanguard High Dividend Yield ETF	7,839,630
82,989	Vanguard Long-Term Treasury ETF	6,871,490
48,656	Vanguard Mortgage-Backed Securities ETF	2,596,771
44,308	Vanguard Real Estate ETF	4,070,133
2,176	Vanguard S&P 500 ETF (a)	792,717
12,806	Vanguard Utilities ETF (a)	1,799,371
57,049	WisdomTree U.S. LargeCap Dividend Fund	6,542,379
98,183	WisdomTree U.S. SmallCap Dividend Fund (a)	3,058,400

		105,341,453

	Mutual Funds - 19.69%
30,648	BlackRock High Equity Income Fund - Institutional Shares	873,787
206,035	BlackRock Income Fund - Institutional Shares	2,179,845
295,422	BlackRock Strategic Income Opportunities Portfolio - Institutional Shares	3,054,666
243,565	Loomis Sayles Global Allocation Fund - Class Y	6,639,588
492,334	T. Rowe Price Institutional Floating Rate Fund - Investor Shares	4,795,335
1,456,777	Vanguard High-Yield Corporate Fund - Admiral Shares	8,609,549

		26,152,770

	Total Investment Companies (Cost $111,518,068)	131,494,223

	SHORT TERM INVESTMENTS - 0.85%
	Money Market Funds - 0.85%
1,122,706	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.04% (b)	1,122,706

	Total Short Term Investments (Cost $1,122,706)	1,122,706

Number of Units		Value
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 16.30%
21,649,549	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.11% (b)	$21,649,549

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $21,649,549)	21,649,549

	Total Investments (Cost $134,290,323) - 116.15%	154,266,478
	Liabilities in Excess of Other Assets - (16.15)%	(21,445,465)

	TOTAL NET ASSETS - 100.00%	$132,821,013

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2021.

See notes to financial statements.

GuidePath® Flexible Income Allocation Fund

SCHEDULE OF INVESTMENTS

March 31, 2021

Number of Shares		Value
	INVESTMENT COMPANIES - 98.21%
	Exchange Traded Funds - 78.07%
83,251	iShares 0-5 Year High Yield Corporate Bond ETF (a)	$3,813,728
78,053	iShares Agency Bond ETF	9,189,180
92,390	iShares Broad USD High Yield Corporate Bond ETF (a)	3,805,544
142,072	iShares Convertible Bond ETF	13,954,312
131,133	iShares MSCI EAFE Small-Cap ETF (a)	9,420,595
269,555	iShares MSCI France ETF	9,388,601
435,475	Schwab Short-Term U.S. Treasury ETF	22,344,222
288,088	Schwab U.S. TIPS ETF	17,619,462
122,262	SPDR Bloomberg Barclays High Yield Bond ETF (a)	13,302,106
139,557	SPDR Bloomberg Barclays Short Term High Yield Bond ETF	3,814,093
618,765	SPDR Portfolio Aggregate Bond ETF	18,346,382
677,411	SPDR Portfolio Short Term Treasury ETF (a)	20,769,421
98,643	Vanguard Intermediate-Term Corporate Bond ETF	9,176,758
111,704	Vanguard Short-Term Corporate Bond ETF (a)	9,215,580
363,060	Vanguard Short-Term Treasury ETF	22,335,451
108,265	Vanguard Total Bond Market ETF	9,172,211
456,166	Xtrackers USD High Yield Corporate Bond ETF (a)	22,803,739

		218,471,385

	Mutual Funds - 20.14%
4,823,318	BlackRock High Yield Portfolio - Institutional Shares	37,477,183
3,198,735	Vanguard High-Yield Corporate Fund - Admiral Shares	18,904,522

		56,381,705

	Total Investment Companies (Cost $268,457,337)	274,853,090

	SHORT TERM INVESTMENTS - 0.50%
	Money Market Funds - 0.50%
1,398,577	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.04% (b)	1,398,577

	Total Short Term Investments (Cost $1,398,577)	1,398,577

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 20.95%
58,619,752	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.11% (b)	58,619,752

	Total Investments Purchased with Proceeds from Securities Lending (Cost $58,619,752)	58,619,752

	Total Investments (Cost $328,475,666) - 119.66%	334,871,419
	Liabilities in Excess of Other Assets - (19.66)%	(55,025,556)

	TOTAL NET ASSETS - 100.00%	$279,845,863

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2021.

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF INVESTMENTS

March 31, 2021

Principal Amount		Value
	SHORT TERM INVESTMENTS - 94.64%
	Certificate of Deposits - 31.95%
$7,000,000	Bank of Montreal 0.240%, 06/23/2021	$7,000,000
	CIBC
1,500,000	0.080%, 04/23/2021	1,500,000
6,000,000	0.150%, 08/24/2021	6,000,000
5,500,000	Cooperatieve Centrale Raiffe 0.230%, 07/20/2021	5,500,084
7,000,000	DG Bank 0.140%, 06/03/2021	7,000,000
5,000,000	Mizuho Bank, Ltd. 0.170%, 05/18/2021	5,000,000
7,500,000	Norinchukin Bank 0.150%, 05/07/2021	7,500,000
6,500,000	Royal Bank of Canada 0.287% (3 Month LIBOR USD + 0.110%), 06/11/2021 (a)	6,501,632
8,000,000	SEB 0.180%, 07/15/2021	8,000,000
	Sumitomo Mitsui Banking Corp.
5,000,000	0.180%, 08/17/2021	5,000,000
2,500,000	0.190%, 09/08/2021	2,500,000
5,000,000	Sumitomo Mitsui Trust Bank, Ltd. 0.150%, 06/21/2021	5,000,000

		66,501,716

Number of Shares
	Money Market Funds - 6.24%
12,993,407	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.040% (b)(c)	12,993,407

Principal Amount
	U.S. Treasury Bills - 56.45%
$8,000,000	0.033%, 04/06/2021	7,999,961
3,500,000	0.033%, 04/08/2021 (c)(e)	3,499,977
7,000,000	0.035%, 04/13/2021 (d)	6,999,918
5,000,000	0.076%, 04/20/2021 (d)	4,999,802
7,000,000	0.081%, 05/04/2021 (d)	6,999,487
2,000,000	0.029%, 05/06/2021 (d)(e)	1,999,945
5,000,000	0.030%, 05/11/2021	4,999,889
4,000,000	0.081%, 05/18/2021 (d)	3,999,582
4,000,000	0.020%, 05/20/2021 (d)	3,999,891
7,000,000	0.035%, 05/25/2021 (d)	6,999,633
4,000,000	0.030%, 06/01/2021 (d)	3,999,932
10,000,000	0.081%, 06/15/2021 (d)	9,999,937
4,000,000	0.071%, 06/17/2021 (d)	3,999,912
5,000,000	0.081%, 06/22/2021 (d)	4,999,909
10,000,000	0.071%, 06/29/2021 (d)	9,999,877
7,000,000	0.046%, 07/13/2021 (d)	6,999,740
10,000,000	0.086%, 07/15/2021 (d)	9,999,745
2,500,000	0.015%, 09/09/2021 (d)	2,499,776
2,500,000	0.025%, 09/23/2021 (d)	2,499,684
10,000,000	0.056%, 01/27/2022 (d)	9,995,819

		117,492,416

	Total Short Term Investments (cost $196,978,014)	196,987,539

	Total Investments (Cost $196,978,014) - 94.64%	196,987,539
	Other Assets in Excess of Liabilities - 5.36%	11,149,649

	TOTAL NET ASSETS - 100.00%	$208,137,188

Percentages are stated as a percent of net assets.

(a)	Variable rate security based on a reference index and spread. The rate reported is the rate in effect as of March 31, 2021.
(b)	Seven-day yield as of March 31, 2021.
(c)	All or a portion of this security is held by GuidePath® Managed Futures Strategy Cayman Fund Ltd.
(d)	Zero coupon bond. The effective yield is listed.
(e)	All or a portion of this security is held as collateral for certain futures contracts. The approximate value of the portion of these securities held as collateral is $5,499,922.

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2021

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Value / Unrealized Appreciation (Depreciation)
Amsterdam IDX Futures	16	$$2,623,630	Apr-21	$51,506
Australian 10-Year Treasury Bond Futures	(108)	(11,329,704)	Jun-21	37,033
Australian 3-Year Treasury Bond Futures	24	2,133,606	Jun-21	(1,830)
Australian Dollar Futures	145	11,022,175	Jun-21	(85,281)
Brazilian Real Futures	(16)	(283,040)	Apr-21	(2,903)
Brent Crude Futures (a)	86	5,358,660	May-21	(51,358)
British Pound Futures	99	8,526,994	Jun-21	(38,508)
CAC40 Index Futures	42	2,987,722	Apr-21	16,488
Canadian 10-Year Bond Futures	(220)	(24,293,308)	Jun-21	346,181
Canadian Dollar Futures	248	19,733,360	Jun-21	49,431
Cocoa Futures (a)	12	286,200	Jul-21	(9,161)
Coffee ‘C’ Futures (a)	12	555,750	May-21	(12,446)
Copper Futures (a)	74	7,391,675	May-21	698,140
Corn Futures (a)	97	2,655,375	Jul-21	99,004
Cotton No. 2 Futures (a)	40	1,617,600	May-21	(23,538)
DAX® Index Futures	8	3,524,914	Jun-21	98,493
DJIA E-Mini CBOT Futures	44	7,237,560	Jun-21	34,215
E-mini Nasdaq 100 Futures	15	3,926,925	Jun-21	100,355
E-mini Russell 2000 Futures	34	3,778,250	Jun-21	(181,952)
E-mini S&P 500 Futures	33	6,546,210	Jun-21	158,878
E-mini S&P Mid Cap 400 Futures	17	4,429,010	Jun-21	(16,793)
Euribor 3 Month Futures	62	18,275,069	Sep-21	2,634
Euro Fx Futures	(103)	(15,117,825)	Jun-21	65,290
Euro Stoxx 50® Index Futures	136	6,165,797	Jun-21	96,255
Euro-Bobl Futures	(13)	(2,059,315)	Jun-21	(1,302)
Euro-BTP Futures	31	5,427,990	Jun-21	16,505
Euro-BTP Futures - Short	38	5,042,722	Jun-21	4,622
Euro-Bund Futures	(28)	(5,624,101)	Jun-21	5,392
Euro-Buxl® 30 Year Futures	(17)	(4,107,607)	Jun-21	64,131
Eurodollar 90 Day Futures	330	82,343,250	Sep-21	(8,781)
Euro-Schatz Futures	(362)	(47,588,568)	Jun-21	(6,844)
FTSE 100 Index Futures	21	1,933,765	Jun-21	(12,551)
FTSE China A50 Index Futures	123	2,113,386	Apr-21	9,932
FTSE JSE Top 40 Futures	17	704,648	Jun-21	(7,446)
FTSE MIB Index Futures	14	2,002,486	Jun-21	31,537
FTSE Taiwan Index Futures	39	2,259,660	Apr-21	60,370
Gold 100 Oz. Futures (a)	(12)	(2,058,720)	Jun-21	(5,196)
Hang Seng Index Futures	13	2,367,528	Apr-21	12,073
HSCEI Index Futures	27	1,900,291	Apr-21	10,912
IBEX 35® Index Futures	11	1,107,662	Apr-21	(10,076)
Indian Rupee Futures	89	2,422,580	Apr-21	(11,564)
Japanese Yen Futures	(390)	(44,048,063)	Jun-21	719,055
Lean Hogs Futures (a)	21	884,520	Jun-21	60,731
Live Cattle Futures (a)	34	1,671,440	Jun-21	47,869
LME Aluminium Futures (a)(b)	80	4,417,500	Jun-21	300,927
LME Copper Futures (a)(b)	(3)	(659,081)	Jun-21	31,276
LME Copper Futures (a)(b)	23	5,052,956	Jun-21	376,698
LME Nickel Futures (a)(b)	16	1,541,856	Jun-21	(218,647)
LME Nickel Futures (a)(b)	(4)	(385,464)	Jun-21	2,508
LME Zinc Futures (a)(b)	(2)	(140,838)	Jun-21	(4,314)
LME Zinc Futures (a)(b)	23	1,619,631	Jun-21	62,510
Long Gilt Futures	(133)	(23,394,226)	Jun-21	112,559
Low Sulphur Gas Oil Futures (a)	57	2,892,750	May-21	(181,261)
Mexican Peso Futures	94	2,281,380	Jun-21	109,922
MSCI EAFE Index Futures	54	5,918,400	Jun-21	(18,732)
MSCI Emerging Markets Index Futures	62	4,099,750	Jun-21	(77,662)
MSCI Singapore Index Futures	50	1,330,471	Apr-21	6,810
Natural Gas Futures (a)	(11)	(286,880)	Apr-21	22,081
New Zealand Dollar Futures	82	5,726,060	Jun-21	(142,366)

See notes to financial statements.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FUTURES CONTRACTS (Continued)

March 31, 2021

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Value / Unrealized Appreciation (Depreciation)
Nikkei 225 Futures	11	$2,898,894	Jun-21	$68,486
NY Harbor ULSD Futures (a)	38	2,824,601	Apr-21	(232,509)
OMXS30 Futures	112	2,804,985	Apr-21	37,653
Platinum Futures (a)	9	536,175	Jul-21	(4,974)
RBOB Gasoline Futures (a)	34	2,789,741	May-21	(53,493)
S&P/TSX 60 Index Futures	38	6,719,472	Jun-21	(10,035)
Silver Futures (a)	12	1,471,920	May-21	(170,416)
South African Rand Futures	65	2,181,563	Jun-21	105,529
Soybean Futures (a)	56	3,997,700	Jul-21	216,500
Soybean Meal Futures (a)	63	2,676,240	Jul-21	6,679
Soybean Oil Futures (a)	81	2,466,936	Jul-21	334,649
SPI 200TM Index Futures	25	3,211,945	Jun-21	12,131
Sterling 90 Day Futures	(184)	(31,677,833)	Sep-21	1,910
Sugar No. 11 Futures (a)	96	1,588,070	Jun-21	(9,449)
Swiss Franc Futures	(96)	(12,714,000)	Jun-21	125,499
TOPIX Index Futures	21	3,705,938	Jun-21	87,887
U.S. Treasury 10-Year Note Futures	(150)	(19,640,625)	Jun-21	181,940
U.S. Treasury 2-Year Note Futures	110	24,279,922	Jun-21	(19,878)
U.S. Treasury 5-Year Note Futures	(152)	(18,756,563)	Jun-21	83,920
U.S. Treasury Long Bond Futures	(85)	(13,140,469)	Jun-21	384,799
U.S. Treasury Ultra Bond Futures	(30)	(5,436,563)	Jun-21	246,492
U.S. Ultra 10 Year Future	(154)	(22,127,875)	Jun-21	396,326
Wheat Futures (a)	43	1,323,863	Jul-21	(90,227)
WTI Crude Futures (a)	30	1,774,800	Apr-21	(93,930)
WTI Crude Futures (a)	45	2,663,100	May-21	(34,624)

				$4,362,676

(a)	All or a portion of this security is held by GuidePath® Managed Futures Strategy Cayman Fund Ltd.
(b)	London Metal Exchange (“LME”) futures contracts settle on their respective maturity date, and do not have daily cash movements like other futures contracts. The unrealized appreciation on these contracts is a receivable for unsettled open futures contracts and the unrealized depreciation is a payable for unsettled open futures contracts on the Fund’s consolidated statement of assets and liabilities.

GuidePath® Managed Futures Strategy Fund

CONSOLIDATED SCHEDULE OF OPEN FORWARD CURRENCY CONTRACTS

March 31, 2021

Forward Expiration Date	Counterparty	Currency to be received	Amount of Currency to be received	Currency to be delivered	Amount of Currency to be delivered	Unrealized Appreciation (Depreciation)
6/16/2021	NatWest	Chinese Yuan Renminbi	47,999,999	U.S. Dollar	7,304,890	$(36,245)
6/16/2021	NatWest	New Turkish Lira	13,500,000	U.S. Dollar	1,689,742	(142,137)
6/16/2021	NatWest	Norwegian Krone	35,999,999	U.S. Dollar	4,239,004	(30,191)
6/16/2021	NatWest	Polish Zloty	7,000,000	U.S. Dollar	1,817,627	(45,626)
6/16/2021	NatWest	Singapore Dollar	24,000,000	U.S. Dollar	17,823,419	11,475
6/16/2021	NatWest	Swedish Krona	33,999,999	U.S. Dollar	3,994,195	(98,293)
6/16/2021	NatWest	U.S. Dollar	1,708,454	New Turkish Lira	15,300,000	(48,969)
6/16/2021	NatWest	U.S. Dollar	465,294	Norwegian Krone	4,000,000	(2,352)
6/16/2021	NatWest	U.S. Dollar	1,910,321	Polish Zloty	7,500,000	11,748
6/16/2021	NatWest	U.S. Dollar	637,759	Polish Zloty	2,500,000	4,901
6/16/2021	NatWest	U.S. Dollar	385,867	Polish Zloty	1,500,000	6,152
6/16/2021	NatWest	U.S. Dollar	1,394,747	Singapore Dollar	1,875,000	1,396
6/16/2021	NatWest	U.S. Dollar	1,301,214	Singapore Dollar	1,750,000	753
6/16/2021	NatWest	U.S. Dollar	5,291,818	Singapore Dollar	7,125,000	(2,916)
6/16/2021	NatWest	U.S. Dollar	1,204,385	Singapore Dollar	1,625,000	(3,186)
6/16/2021	NatWest	U.S. Dollar	1,145,667	Swedish Krona	10,000,000	(187)
6/16/2021	NatWest	U.S. Dollar	3,007,596	Swedish Krona	26,000,000	28,376
6/16/2021	NatWest	U.S. Dollar	463,639	Swedish Krona	4,000,000	5,298
6/16/2021	NatWest	U.S. Dollar	469,932	Swedish Krona	4,000,000	11,591

						$(328,412)

See notes to financial statements.

GuidePath® Conservative Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2021

Number of Shares		Value
	INVESTMENT COMPANIES - 52.05%
	Exchange Traded Funds - 52.05%
27,313	iShares 0-5 Year High Yield Corporate Bond ETF	$1,251,209
63,978	iShares 0-5 Year Investment Grade Corporate Bond ETF (a)	3,312,780
15,855	iShares 0-5 Year TIPS Bond ETF (a)	1,676,191
24,116	Schwab Short-Term U.S. Treasury ETF	1,237,392
26,529	SPDR Bloomberg Barclays Investment Grade Floating Rate ETF	812,849

	Total Investment Companies (Cost $8,235,484)	8,290,421

	SHORT TERM INVESTMENTS - 47.83%
	Money Market Funds - 40.86%
6,506,956	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.04% (b)(c)	6,506,956

Principal Amount
	U.S. Treasury Notes - 6.97%
$300,000	1.125%, 06/30/2021	300,794
300,000	2.125%, 09/30/2021	303,121
500,000	1.750%, 11/30/2021	505,658

		1,109,573

	Total Short Term Investments (Cost $7,616,503)	7,616,529

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 3.37%
537,300	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.11% (b)	537,300

	Total Investments Purchased with Proceeds from Securities Lending (Cost $537,300)	537,300

	Total Investments (Cost $16,389,287) - 103.25%	16,444,250
	Liabilities in Excess of Other Assets - (3.25)%	(518,058)

	TOTAL NET ASSETS - 100.00%	$15,926,192

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2021.
(c)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

See notes to financial statements.

GuidePath® Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2021

Number of Shares		Value
	INVESTMENT COMPANIES - 98.86%
	Exchange Traded Funds - 98.86%
144,948	iShares Core U.S. Aggregate Bond ETF (a)	$16,499,431
48,862	iShares Preferred & Income Securities ETF (b)	1,876,301
61,988	Schwab U.S. TIPS ETF	3,791,186
67,060	SPDR Bloomberg Barclays High Yield Bond ETF (b)	7,296,128
250,579	VanEck Vectors Emerging Markets High Yield Bond ETF	5,921,182
26,119	Vanguard Total Bond Market ETF	2,212,801

	Total Investment Companies (Cost $37,382,126)	37,597,029

	SHORT TERM INVESTMENTS - 1.59%
	Money Market Funds - 1.59%
606,482	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.04% (c)	606,482

	Total Short Term Investments (Cost $606,482)	606,482

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING - 20.13%
7,653,784	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.11% (c)	7,653,784

	Total Investments Purchased with Proceeds from Securities Lending (Cost $7,653,784)	7,653,784

	Total Investments (Cost $45,642,392) - 120.58%	45,857,295
	Liabilities in Excess of Other Assets - (20.58)%	(7,825,574)

	TOTAL NET ASSETS - 100.00%	$38,031,721

Percentages are stated as a percent of net assets.

(a)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.
(b)	All or portion of this security is on loan.
(c)	Seven-day yield as of March 31, 2021.

See notes to financial statements.

GuidePath® Growth and Income Fund

SCHEDULE OF INVESTMENTS

March 31, 2021

Number of Shares		Value
	COMMON STOCKS - 37.24%
	Aerospace & Defense - 1.03%
835	General Dynamics Corp.	$151,603
959	Lockheed Martin Corp.	354,351
5,064	Raytheon Technologies Corp.	391,294

		897,248

	Air Freight & Logistics - 0.64%
3,254	United Parcel Service, Inc. - Class B	553,147

	Banks - 1.70%
4,728	Citizens Financial Group, Inc.	208,741
11,612	Huntington Bancshares, Inc.	182,541
737	M&T Bank Corp.	111,737
1,046	PNC Financial Services Group, Inc.	183,479
10,123	Regions Financial Corp.	209,141
6,280	Truist Financial Corp.	366,250
3,849	U.S. Bancorp	212,888

		1,474,777

	Beverages - 2.05%
17,718	Coca-Cola Co.	933,916
5,961	PepsiCo, Inc.	843,183

		1,777,099

	Biotechnology - 1.88%
6,506	AbbVie, Inc.	704,080
2,320	Amgen, Inc.	577,239
5,410	Gilead Sciences, Inc.	349,648

		1,630,967

	Building Products - 0.27%
3,908	Johnson Controls International PLC	233,190

	Capital Markets - 1.35%
468	BlackRock, Inc.	352,853
1,360	CME Group, Inc.	277,753
3,517	State Street Corp. (a)	295,463
1,417	T. Rowe Price Group, Inc. (a)	243,157

		1,169,226

	Chemicals - 0.34%
1,049	Air Products & Chemicals, Inc.	295,126

	Communications Equipment - 1.00%
16,748	Cisco Systems, Inc.	866,039

	Consumer Finance - 0.22%
4,742	Synchrony Financial	192,810

	Diversified Telecommunication Services - 2.03%
26,967	AT&T, Inc.	816,291
16,223	Verizon Communications, Inc.	943,368

		1,759,659

	Electric Utilities - 1.75%
1,953	American Electric Power Co., Inc.	165,419
3,543	Duke Energy Corp. (a)	342,006
789	Eversource Energy	68,320
9,258	NextEra Energy, Inc.	699,998
3,734	Xcel Energy, Inc.	248,348

		1,524,091

	Electrical Equipment - 0.92%
2,865	Eaton Corp. PLC	396,172
4,438	Emerson Electric Co.	400,397

		796,569

Number of Shares		Value
	Food & Staples Retailing - 0.48%
2,734	Sysco Corp.	$215,275
3,720	Walgreens Boots Alliance, Inc.	204,228

		419,503

	Food Products - 0.88%
3,825	Archer-Daniels-Midland Co.	218,025
3,940	General Mills, Inc.	241,601
5,197	Mondelez International, Inc. - Class A	304,180

		763,806

	Health Care Equipment & Supplies - 0.59%
4,331	Medtronic PLC	511,621

	Health Care Providers & Services - 0.53%
6,134	CVS Health Corp.	461,461

	Hotels, Restaurants & Leisure - 0.78%
3,026	McDonald’s Corp.	678,248

	Household Durables - 0.17%
689	Whirlpool Corp.	151,821

	Household Products - 1.86%
4,488	Colgate-Palmolive Co.	353,789
1,356	Kimberly-Clark Corp.	188,552
7,896	Procter & Gamble Co.	1,069,355

		1,611,696

	Industrial Conglomerates - 1.36%
3,067	3M Co.	590,950
2,724	Honeywell International, Inc.	591,299

		1,182,249

	Insurance - 1.37%
5,640	Aflac, Inc.	288,655
2,321	Chubb Ltd.	366,648
2,924	Hartford Financial Services Group, Inc.	195,294
2,032	Progressive Corp.	194,280
948	Travelers Cos., Inc.	142,579

		1,187,456

	IT Services - 1.26%
1,969	Automatic Data Processing, Inc.	371,097
4,279	International Business Machines Corp.	570,220
1,555	Paychex, Inc.	152,421

		1,093,738

	Leisure Products - 0.08%
723	Hasbro, Inc.	69,495

	Machinery - 0.67%
967	Cummins, Inc.	250,560
950	Illinois Tool Works, Inc.	210,444
1,283	PACCAR, Inc.	119,216

		580,220

	Media - 0.14%
2,714	ViacomCBS, Inc. - Class B	122,401

	Metals & Mining - 0.29%
3,196	Nucor Corp.	256,543

	Multiline Retail - 0.38%
1,650	Target Corp. (a)	326,816

	Multi-Utilities - 1.02%
2,937	Ameren Corp.	238,954
2,256	Consolidated Edison, Inc. (a)	168,749

See notes to financial statements.

GuidePath® Growth and Income Fund

SCHEDULE OF INVESTMENTS (Continued)

March 31, 2021

Number of Shares		Value
	Multi-Utilities (Continued)
1,655	DTE Energy Co.	$220,347
1,939	Sempra Energy	257,072

		885,122

	Pharmaceuticals - 4.86%
9,880	Bristol-Myers Squibb Co.	623,724
3,541	Eli Lilly & Co.	661,530
7,914	Johnson & Johnson	1,300,665
10,566	Merck & Co., Inc.	814,533
22,700	Pfizer, Inc.	822,421

		4,222,873

	Semiconductors & Semiconductor Equipment - 2.34%
968	Analog Devices, Inc. (a)	150,117
15,393	Intel Corp.	985,152
2,110	Maxim Integrated Products, Inc.	192,791
3,727	Texas Instruments, Inc.	704,366

		2,032,426

	Specialty Retail - 1.44%
749	Best Buy Co., Inc. (a)	85,992
3,818	Home Depot Inc.	1,165,444

		1,251,436

	Technology Hardware, Storage & Peripherals - 0.30%
8,259	HP, Inc.	262,223

	Tobacco - 1.26%
8,668	Altria Group, Inc.	443,455
7,350	Philip Morris International, Inc.	652,239

		1,095,694

	Total Common Stocks (Cost $27,446,225)	32,336,796

	INVESTMENT COMPANIES - 35.00%
	Exchange Traded Funds - 35.00%
128,024	Global X MLP ETF	4,235,034
1,038	SPDR Bloomberg Barclays 1-3 Month T-Bill ETF	94,977
257,844	Vanguard High Dividend Yield ETF (d)	26,065,450

	Total Investment Companies (Cost $30,329,263)	30,395,461

Number of Shares		Value
	SHORT TERM INVESTMENTS - 27.69%
	Money Market Funds - 17.26%
14,982,138	DWS Government Money Market Series - Institutional Shares Effective Yield, 0.04% (b)	$14,982,138

Principal Amount
	U.S. Treasury Notes - 10.43%
$3,000,000	1.125%, 06/30/2021 (c)	3,007,941
3,000,000	1.125%, 09/30/2021 (c)	3,016,290
3,000,000	1.750%, 11/30/2021 (c)	3,033,952

		9,058,183

	Total Short Term Investments (Cost $24,037,188)	24,040,321

Number of Units
	INVESTMENTS PURCHASED WITH PROCEEDS FROM SECURITIES LENDING COLLATERAL - 1.16%
1,005,669	Mount Vernon Liquid Assets Portfolio, LLC Effective Yield, 0.11% (b)	1,005,669

	Total Investments Purchased with Proceeds from Securities Lending Collateral (Cost $1,005,669)	1,005,669

	Total Investments (Cost $82,818,345) - 101.09%	87,778,247
	Liabilities in Excess of Other Assets - (1.09)%	(944,871)

	TOTAL NET ASSETS - 100.00%	$86,833,376

Percentages are stated as a percent of net assets.

(a)	All or portion of this security is on loan.
(b)	Seven-day yield as of March 31, 2021.
(c)	All or a portion of this security is held as collateral for certain written options contracts. The approximate value of the portion on these securities held as collateral is $5,543,763.
(d)	Fair value of this security exceeds 25% of the Fund’s net assets. Additional information for this security, including the financial statements, is available from the SEC’s EDGAR database at www.sec.gov.

See notes to financial statements.

GuidePath® Growth and Income Fund

SCHEDULE OF OPEN FUTURES CONTRACTS

March 31, 2021

Description	Number of Contracts Purchased / (Sold)	Notional Value	Settlement Month	Value/ Unrealized Appreciation (Depreciation)
E-mini S&P 500 Futures	(10)	$(1,983,700)	Jun-21	$(19,928)

				$(19,928)

GuidePath® Growth and Income Fund

SCHEDULE OF OPTIONS WRITTEN

March 31, 2021

Notional Amount	Number of Contracts		Value
		Put Options
		Options on Equities
$1,915,000	5	CBOE S&P 500 Index Counterparty: Interactive Brokers Expiration: April 01, 2021 Exercise Price: $3,830.00	$(75)
1,920,000	5	CBOE S&P 500 Index Counterparty: Interactive Brokers Expiration: April 01, 2021 Exercise Price: $3,840.00	(100)
1,965,000	5	CBOE S&P 500 Index Counterparty: Interactive Brokers Expiration: April 09, 2021 Exercise Price: $3,930.00	(9,400)
1,980,000	5	CBOE S&P 500 Index Counterparty: Interactive Brokers Expiration: April 09, 2021 Exercise Price: $3,960.00	(13,560)
1,955,000	5	CBOE S&P 500 Index Counterparty: Interactive Brokers Expiration: April 23, 2021 Exercise Price: $3,910.00	(17,700)
1,970,000	5	CBOE S&P 500 Index Counterparty: Interactive Brokers Expiration: April 23, 2021 Exercise Price: $3,940.00	(22,825)
1,965,000	5	S&P 500 Index Counterparty: Interactive Brokers Expiration: April 16, 2021 Exercise Price: $3,930.00	(13,665)
3,960,000	10	S&P 500 Index Counterparty: Interactive Brokers Expiration: April 16, 2021 Exercise Price: $3,960.00	(39,490)

		Total Written Options (Premiums Received $344,643)	$(116,815)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES

March 31, 2021

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund
ASSETS:
Investments, at value (cost $375,248,495, $67,734,122 and $58,637,562, respectively)[1]	$636,272,266	$101,749,104	$99,293,417
Foreign currencies (cost $0, $2,258, and $0, respectively)	—	2,309	—
Cash	—	—	31
Income receivable	235,669	282,988	45,570
Receivable for dividend reclaims	3,729	1,058	—
Receivable for fund shares sold	1,616,592	100,072	279,836
Other assets	20,324	14,728	16,103

Total Assets	638,148,580	102,150,259	99,634,957

LIABILITIES:
Payable for collateral on securities loaned	33,919,804	4,637,812	6,578,455
Payable for fund shares redeemed	792,689	56,927	152,988
Payable to Investment Advisor	354,618	72,573	66,912
Payable to custodian	5,579	13,904	1,725
Accrued Trustee fees and expenses	2,171	354	345
Accrued distribution and shareholder servicing fees	157,805	31,355	24,943
Deferred Tax	—	382,827	—
Other accrued expenses	126,617	58,644	53,239

Total Liabilities	35,359,283	5,254,396	6,878,607

NET ASSETS	$602,789,297	$96,895,863	$92,756,350

NET ASSETS CONSIST OF:
Capital stock	342,975,346	60,257,384	46,394,421
Total distributable earnings	259,813,951	36,638,479	46,361,929

Total Net Assets	$602,789,297	$96,895,863	$92,756,350

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	23,333	—	—
Net assets	630,350	—	—
Net asset value, offering and redemption price per share	$27.015	$—	$—

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	22,651,403	5,871,666	4,402,823
Net assets	602,158,947	96,895,863	92,756,350
Net asset value, offering and redemption price per share	$26.584	$16.502	$21.067

[1]Includes loaned securities with a value of:	$33,216,688	$4,613,845	$6,513,442

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2021

	World ex-US Fund		Core Fixed Income Fund	Growth Allocation Fund
ASSETS:
Investments, at value (cost $97,359,998, $231,702,992, and $985,354,359 respectively)[1]	$137,429,321		$234,669,805	$1,350,991,425
Foreign currencies (cost $228,009, $0, and $0, respectively)	220,409		—	—
Cash	—		9,243	—
Appreciation on swap agreements	—		380,308	—
Variation margin on futures	—		47,742	—
Income receivable	432,161		887,695	9,954
Receivable for dividend reclaims	655,390		—	—
Receivable for investment securities sold	157,148		16,704,608	—
Receivable for fund shares sold	201,298		540,468	3,524,599
Swap premiums paid	—		148,819	—
Other assets	14,069		15,957	66,043

Total Assets	139,109,796		253,404,645	1,354,592,021

LIABILITIES:
Payable for collateral on securities loaned	702,165		4,583,430	273,607,847
Payable for investment securities purchased	—		59,763,979	1,064,765
Payable for fund shares redeemed	85,556		293,541	814,014
Payable to Investment Advisor	86,986		70,455	453,018
Payable to custodian	12,475		7,783	15,791
Accrued Trustee fees and expenses	490		598	3,932
Accrued distribution and shareholder servicing fees	46,128		42,755	305,208
Swap premiums received	—		8,249	—
Due to broker for swaps	—		496,639	—
Other accrued expenses	63,986		103,283	204,504

Total Liabilities	997,786		65,370,712	276,469,079

NET ASSETS	$138,112,010		$188,033,933	$1,078,122,942

NET ASSETS CONSIST OF:
Capital stock	102,526,894		183,255,927	712,368,257
Total distributable earnings	35,585,116		4,778,006	365,754,685

Total Net Assets	$138,112,010		$188,033,933	$1,078,122,942

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	8,200		—	183,372
Net assets	88,302		—	2,892,788
Net asset value, offering and redemption price per share	$10.768	[2]	$—	$15.776

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	13,214,251		19,384,099	68,764,916
Net assets	138,023,708		188,033,933	1,075,230,154
Net asset value, offering and redemption price per share	$10.445		$9.700	$15.636

[1]Includes loaned securities with a value of:	$662,691		$4,497,539	$269,151,241

[2]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2021

	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund
ASSETS:
Investments, at value (cost $519,030,474, $531,807,503, and $236,744,950, respectively)[1]	$579,606,088	$575,438,318	$247,674,248
Income receivable	171,614	151,474	56,353
Receivable for fund shares sold	1,468,972	1,305,550	1,110,040
Other assets	37,789	30,585	43,981

Total Assets	581,284,463	576,925,927	248,884,622

LIABILITIES:
Payable for collateral on securities loaned	117,653,868	104,133,886	33,662,416
Payable for investment securities purchased	550,553	818,104	1,415,860
Payable for fund shares redeemed	314,835	874,724	451,848
Payable to Investment Advisor	117,500	235,048	85,596
Payable to custodian	11,789	11,130	5,815
Accrued Trustee fees and expenses	1,614	1,622	700
Accrued distribution and shareholder servicing fees	128,393	125,591	61,951
Other accrued expenses	94,950	109,107	67,501

Total Liabilities	118,873,502	106,309,212	35,751,687

NET ASSETS	$462,410,961	$470,616,715	$213,132,935

NET ASSETS CONSIST OF:
Capital stock	404,266,375	425,151,326	206,515,387
Total distributable earnings	58,144,586	45,465,389	6,617,548

Total Net Assets	$462,410,961	$470,616,715	$213,132,935

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	115,302	113,633	45,145
Net assets	1,287,200	1,305,328	476,449
Net asset value, offering and redemption price per share	$11.164	$11.487	$10.554

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	41,655,456	41,188,136	20,104,505
Net assets	461,123,761	469,311,387	212,656,486
Net asset value, offering and redemption price per share	$11.070	$11.394	$10.578

[1]Includes loaned securities with a value of:	$115,284,158	$101,678,549	$33,023,815

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2021

	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund		Managed[2] Futures Strategy Fund
ASSETS:
Investments, at value (cost $134,290,323, $328,475,666 and $196,978,014, respectively)[1]	$154,266,478	$334,871,419		$196,987,539
Variation margin on futures	—	—		927,352
Cash held as collateral for forwards	—	—		260,000
Income receivable	85,231	217,827		22,714
Deposits with broker for futures	—	—		9,827,379
Receivable for investment securities sold	399,881	2,160,849		—
Receivable for fund shares sold	163,299	1,428,431		423,533
Receivable for unsettled open futures contracts	—	—		773,919
Appreciation on forward currency contracts	—	—		81,690
Other assets	24,952	27,593		22,747

Total Assets	154,939,841	338,706,119		209,326,873

LIABILITIES:
Depreciation on forward currency contracts	—	—		410,102
Payable for collateral on securities loaned	21,649,549	58,619,752		—
Payable for fund shares redeemed	312,792	19,036		141,576
Payable for unsettled open futures contracts	—	—		222,961
Payable to Investment Advisor	68,019	62,055		229,509
Payable to custodian	7,191	6,189		7,887
Accrued Trustee fees and expenses	484	954		1,739
Accrued distribution and shareholder servicing fees	36,211	77,175		59,774
Other accrued expenses	44,582	75,095		116,137

Total Liabilities	22,118,828	58,860,256		1,189,685

NET ASSETS	$132,821,013	$279,845,863		$208,137,188

NET ASSETS CONSIST OF:
Capital stock	124,116,496	274,362,449		187,506,257
Total distributable earnings	8,704,517	5,483,414		20,630,931

Total Net Assets	$132,821,013	$279,845,863		$208,137,188

Institutional Shares
Shares outstanding (unlimited shares of no par value authorized)	—	732		50,909
Net assets	—	7,747		483,785
Net asset value, offering and redemption price per share	$—	$10.582[3]		$9.504	[3]

Service Shares
Shares outstanding (unlimited shares of no par value authorized)	11,720,950	26,657,177		22,406,303
Net assets	132,821,013	279,838,116		207,653,403
Net asset value, offering and redemption price per share	$11.332	$10.497	[3]	$9.268

[1]Includes loaned securities with a value of:	$21,210,071	$57,441,467		$—

[2]Consolidated Statement of Assets & Liabilities (see Note 3b).
[3]Differences in actual and calculated net asset value shown are due to rounding.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF ASSETS & LIABILITIES (Continued)

March 31, 2021

	Conservative Income Fund	Income Fund	Growth & Income Fund
ASSETS:
Investments, at value (cost $16,389,287, $45,642,392, and $82,818,345 respectively)[1]	$16,444,250	$45,857,295	$87,778,247
Income receivable	3,941	22	94,214
Receivable for dividend reclaims	—	—	872
Receivable for fund shares sold	21,943	51,192	193,933
Deposits with broker for futures	—	—	137,699
Other assets	20,764	16,821	14,132

Total Assets	16,490,898	45,925,330	88,219,097

LIABILITIES:
Written options, at value (premiums received $0, $0, and $344,643)	—	—	116,815
Payable for collateral on securities loaned	537,300	7,653,784	1,005,669
Payable for investment securities purchased	—	194,075	193,721
Payable for fund shares redeemed	6,146	221	852
Payable to Investment Advisor	1,366	19,655	19,156
Payable to custodian	245	940	7,342
Accrued Trustee fees and expenses	30	143	277
Other accrued expenses	19,619	24,791	41,889

Total Liabilities	564,706	7,893,609	1,385,721

NET ASSETS	$15,926,192	$38,031,721	$86,833,376

NET ASSETS CONSIST OF:
Capital stock	15,957,423	38,781,107	73,959,919
Total distributable earnings (loss)	(31,231)	(749,386)	12,873,457

Total Net Assets	$15,926,192	$38,031,721	$86,833,376

Shares outstanding (unlimited shares of no par value authorized)	1,602,511	3,822,343	7,432,647
Net assets	15,926,192	38,031,721	86,833,376
Net asset value, offering and redemption price per share	$9.938	$9.950	$11.683

[1]Includes loaned securities with a value of:	$525,138	$7,519,776	$978,335

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS

For the Year Ended March 31, 2021

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $1,014, $280,628, and $1,394, respectively)	$6,923,780	$1,734,857	$811,530
Interest income	2,457	427	450

Total investment income	6,926,237	1,735,284	811,980

EXPENSES:
Investment advisory fees	2,287,332	516,469	436,778
Distribution (12b-1) fees – Service Shares	1,268,006	218,829	191,569
Administrative service fees – Service Shares	1,253,840	215,903	190,156
Shareholder servicing fees – Service Shares	465,214	69,945	67,442
Legal fees	107,236	29,278	19,004
Administration fees	89,444	31,595	34,303
Fund accounting fees	86,475	96,753	69,174
Reports to shareholders	84,376	14,007	21,377
Trustee fees and expenses	54,882	9,577	8,223
Federal and state registration fees	43,628	38,611	37,572
Custody fees	22,662	74,299	8,369
Audit and tax fees	21,503	25,299	22,503
Transfer agent fees and expenses	16,751	5,527	5,895
Compliance fees	15,593	2,722	2,369
Insurance fees	7,785	1,338	1,249
Miscellaneous expenses	2,663	2,272	2,238
Interest expenses	955	1,456	515

Total expenses	5,828,345	1,353,880	1,118,736

Net expense recapture (reimbursement) by Advisor (See Note 4)	—	103,382	—
Less securities lending credit (See Note 7)	(245,924)	(22,300)	(115,145)

Net expenses	5,582,421	1,434,962	1,003,591

Net investment income (loss)	1,343,816	300,322	(191,611)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on:
Investments (net of foreign capital gains tax of $0, $22,389, and $0, respectively)	6,252,040	4,286,947	8,805,646
Foreign currencies	—	(71,740)	—

Total	6,252,040	4,215,207	8,805,646

Net change in unrealized appreciation on:
Investments (net of deferred foreign capital gains tax of $0, $382,827, $0, respectively)	225,014,457	33,491,457	42,697,054
Foreign currencies	—	6,816	—

Total	225,014,457	33,498,273	42,697,054

Net realized and unrealized gain	231,226,497	37,713,480	51,502,700

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$232,610,313	$38,013,802	$51,311,089

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2021

	World ex-US Fund	Core Fixed Income Fund	Growth Allocation Fund
INVESTMENT INCOME:
Dividend income (net of withholding tax of $365,154, $0, and $0, respectively)	$2,883,821	$—	$12,476,311
Interest income	439	3,524,347	7,111

Total investment income	2,884,260	3,524,347	12,483,422

EXPENSES:
Investment advisory fees	639,875	614,896	2,264,803
Distribution (12b-1) fees – Service Shares	319,549	384,310	2,252,173
Administrative service fees – Service Shares	316,833	377,766	2,251,272
Shareholder servicing fees – Service Shares	111,779	135,158	889,104
Legal fees	36,766	37,245	172,863
Administration fees	47,485	35,168	140,482
Fund accounting fees	119,268	225,920	113,603
Reports to shareholders	35,546	22,939	91,335
Trustee fees and expenses	14,924	17,228	101,996
Federal and state registration fees	37,727	38,390	44,901
Custody fees	36,073	32,285	61,078
Audit and tax fees	26,671	25,012	15,613
Transfer agent fees and expenses	7,249	8,004	26,689
Compliance fees	3,944	4,762	27,964
Insurance fees	2,681	2,189	17,382
Miscellaneous expenses	2,280	2,373	3,016
Interest expenses	1,698	—	8,583

Total expenses	1,760,348	1,963,645	8,482,857

Net expense recapture (reimbursement) by Advisor (See Note 4)	15	(123,677)	—
Less securities lending credit (See Note 7)	(10,253)	(10,652)	(357,472)

Net expenses	1,750,110	1,829,316	8,125,385

Net investment income	1,134,150	1,695,031	4,358,037

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on:
Investments	263,853	3,760,167	20,562,986
Foreign currencies	20,783	(818)	—
Swaps	—	(1,948,621)	—
Long-term capital gain distributions received	80	—	7,202,543
Futures contracts	—	747,454	—
Written options	—	716,334	—

Total	284,716	3,274,516	27,765,529

Net change in unrealized appreciation (depreciation) on:
Investments	44,997,686	(4,773,449)	362,168,372
Foreign currencies	267	—	—
Swaps	—	1,763,195	—
Futures contracts	—	485,295	—
Written options	—	47,567	—

Total	44,997,953	(2,477,392)	362,168,372

Net realized and unrealized gain	45,282,669	797,124	389,933,901

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$46,416,819	$2,492,155	$394,291,938

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2021

	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund
INVESTMENT INCOME:
Dividend income	$10,141,031	$4,647,732	$6,076,677
Dividends from affiliated investments	—	—	576,105
Interest income	3,117	72,666	2,443

Total investment income	10,144,148	4,720,398	6,655,225

EXPENSES:
Investment advisory fees	976,098	1,454,814	881,415
Distribution (12b-1) fees – Service Shares	971,164	1,034,395	627,673
Administrative service fees – Service Shares	970,946	1,034,126	627,514
Shareholder servicing fees – Service Shares	380,696	400,846	245,869
Legal fees	74,964	100,804	61,636
Administration fees	64,529	75,532	38,671
Fund accounting fees	53,704	57,272	37,614
Reports to shareholders	49,548	69,393	30,556
Trustee fees and expenses	43,882	46,464	31,742
Federal and state registration fees	40,919	48,445	42,448
Custody fees	47,581	50,361	36,349
Audit and tax fees	14,991	14,991	14,994
Transfer agent fees and expenses	13,798	14,507	11,046
Compliance fees	11,893	12,826	8,420
Insurance fees	7,582	8,548	6,389
Miscellaneous expenses	2,541	2,527	2,407
Interest expenses	2,663	—	19,795

Total expenses	3,727,499	4,425,851	2,724,538

Net expense recapture (reimbursement) by Advisor (See Note 4)	(725,482)	—	(590,940)
Less securities lending credit (See Note 7)	(278,122)	(82,623)	(103,722)

Net expenses	2,723,895	4,343,228	2,029,876

Net investment income	7,420,253	377,170	4,625,349

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain on:
Investments	3,387,320	13,050,253	7,557,476
Investments in affiliates	—	—	830,104
Long-term capital gain distributions received	197,048	—	20,978

Total	3,584,368	13,050,253	8,408,558

Net change in unrealized appreciation on:
Investments	66,230,963	60,280,536	9,604,882
Investments in affiliates	—	—	3,164,895

Total	66,230,963	60,280,536	12,769,777

Net realized and unrealized gains	69,815,331	73,330,789	21,178,335

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$77,235,584	$73,707,959	$25,803,684

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2021

	Multi-Asset Income Allocation Fund	Flexible Income Allocation Fund	Managed[1] Futures Strategy Fund
INVESTMENT INCOME:
Dividend income	$4,394,534	$6,522,366	$—
Interest income	986	2,411	782,581

Total investment income	4,395,520	6,524,777	782,581

EXPENSES:
Investment advisory fees	430,548	515,003	2,540,516
Distribution (12b-1) fees – Service Shares	307,535	514,973	601,791
Administrative service fees – Service Shares	307,535	514,973	601,620
Shareholder servicing fees – Service Shares	119,323	201,869	235,307
Legal fees	25,958	50,001	58,609
Administration fees	20,575	31,231	39,413
Fund accounting fees	15,505	31,567	48,119
Reports to shareholders	9,006	42,921	49,469
Trustee fees and expenses	14,311	20,531	28,339
Federal and state registration fees	35,702	49,183	54,273
Custody fees	28,433	25,914	34,732
Audit and tax fees	14,996	15,007	31,494
Transfer agent fees and expenses	5,378	9,133	10,527
Compliance fees	3,792	6,179	8,212
Insurance fees	2,648	2,369	5,987
Miscellaneous expenses	2,285	2,378	3,547
Interest expenses	1,458	9,419	—

Total expenses	1,344,988	2,042,651	4,351,955

Net expense recapture (reimbursement) by Advisor (See Note 4)	—	(287,982)	14,869
Less securities lending credit (See Note 7)	(158,249)	(200,313)	—

Net expenses	1,186,739	1,554,356	4,366,824

Net investment income (loss)	3,208,781	4,970,421	(3,584,243)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on:
Investments	1,135,497	10,412,026	1,267
Long-term capital gain distributions received	348,540	308,617	—
Foreign currencies	—	—	(73,102)
Forward currency contracts	—	—	1,172,575
Futures contracts	—	—	30,448,077

Total	1,484,037	10,720,643	31,548,817

Net change in unrealized appreciation (depreciation) on:
Investments	25,556,751	6,177,140	52,814
Foreign currencies	—	—	4,849
Forward currency contracts	—	—	(1,901,107)
Futures contracts	—	—	(3,812,134)

Total	25,556,751	6,177,140	(5,655,578)

Net realized and unrealized gain	27,040,788	16,897,783	25,893,239

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$30,249,569	$21,868,204	$22,308,996

[1]Consolidated Statement of Operations for the period (see Note 3b).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF OPERATIONS (Continued)

For the Year Ended March 31, 2021

	Conservative Income Fund	Income Fund	Growth & Income Fund
INVESTMENT INCOME:
Dividend income	$82,732	$904,530	$1,257,815
Interest income	9,439	389	44,380

Total investment income	92,171	904,919	1,302,195

EXPENSES:
Investment advisory fees	34,480	153,874	280,968
Administrative service fees	24,629	85,486	156,093
Legal fees	1,183	7,276	27,511
Administration fees	1,788	5,176	10,669
Fund accounting fees	1,736	4,232	10,628
Reports to shareholders	1,284	2,536	7,640
Trustee fees and expenses	1,019	3,750	6,329
Federal and state registration fees	24,618	23,014	26,406
Custody fees	298	3,391	28,549
Audit and tax fees	15,005	15,005	20,498
Transfer agent fees and expenses	4,097	4,390	4,585
Compliance fees	300	1,072	1,897
Insurance fees	181	547	759
Miscellaneous expenses	1,503	1,536	1,570
Interest expenses	—	2,762	11,057

Total expenses	112,121	314,047	595,159

Net expense recapture (reimbursement) by Advisor (See Note 4)	(38,716)	(27,365)	(81,402)
Less securities lending credit (See Note 7)	(10,356)	(13,784)	(9,445)

Net expenses	63,049	272,898	504,312

Net investment income	29,122	632,021	797,883

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS:
Net realized gain (loss) on:
Investments	17,869	920,043	7,825,209
Net long-term capital gain distribution received	—	4,779	—
Written options	—	—	4,077,844
Futures contracts	—	—	(2,047,298)

Total	17,869	924,822	9,855,755

Net change in unrealized appreciation (depreciation) on:
Investments	30,391	(864,099)	7,462,275
Written options	—	—	148,265
Futures contracts	—	—	19,639

Total	30,391	(864,099)	7,630,179

Net realized and unrealized gain	48,260	60,723	17,485,934

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$77,382	$692,744	$18,283,817

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS

	Large Cap Core Fund		Emerging Markets Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS:
Net investment income	$1,343,816	$2,330,571	$300,322	$1,084,599
Net realized gain (loss) on investment transactions	6,252,040	(8,017,009)	4,215,207	(619,470)
Net change in unrealized appreciation (depreciation) on investments	225,014,457	(46,491,017)	33,498,273	(14,995,269)

Net increase (decrease) in net assets resulting from operations	232,610,313	(52,177,455)	38,013,802	(14,530,140)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	652,611	513,901	—	—
Shares issued to holders in reinvestment of dividends	11,020	14,706	—	238
Shares redeemed	(958,792)	(450,346)	(10,975)	—

Net increase (decrease)	(295,161)	78,261	(10,975)	238

Service Shares
Shares sold	222,343,981	206,658,674	24,478,393	16,935,060
Shares issued to holders in reinvestment of dividends	2,190,325	4,566,189	177,493	1,489,138
Shares redeemed	(179,291,584)	(160,145,611)	(29,747,171)	(23,876,328)

Net increase (decrease)	45,242,722	51,079,252	(5,091,285)	(5,452,130)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	(11,020)	(14,706)	—	(238)
Net dividends and distributions – Service Shares	(2,190,325)	(4,570,769)	(177,627)	(1,489,316)

Total dividends and distributions	(2,201,345)	(4,585,475)	(177,627)	(1,489,554)

INCREASE (DECREASE) IN NET ASSETS	275,356,529	(5,605,417)	32,733,915	(21,471,586)
NET ASSETS:
Beginning of year	327,432,768	333,038,185	64,161,948	85,633,534

End of year	$602,789,297	$327,432,768	$96,895,863	$64,161,948

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	31,375	27,051	—	—
Shares issued to holders in reinvestment of dividends	438	706	—	18
Shares redeemed	(37,830)	(27,255)	(795)	—

Net increase (decrease)	(6,017)	502	(795)	18

Service Shares
Shares sold	10,305,637	11,192,862	1,858,004	1,387,936
Shares issued to holders in reinvestment of dividends	88,295	222,134	11,190	106,238
Shares redeemed	(8,041,962)	(9,185,190)	(2,098,346)	(1,842,829)

Net increase (decrease)	2,351,970	2,229,806	(229,152)	(348,655)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Small/Mid Cap Core Fund		World ex-US Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS:
Net investment income (loss)	$(191,611)	$(33,242)	$1,134,150	$2,819,154
Net realized gain (loss) on investment transactions	8,805,646	456,752	284,716	(3,404,293)
Net change in unrealized appreciation (depreciation) on investments	42,697,054	(15,970,798)	44,997,953	(22,860,422)

Net increase (decrease) in net assets resulting from operations	51,311,089	(15,547,288)	46,416,819	(23,445,561)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	—	88,861	42,416
Shares issued to holders in reinvestment of dividends	—	—	4,893	2,574
Shares redeemed	—	—	(129,265)	(470,575)

Net decrease	—	—	(35,511)	(425,585)

Service Shares
Shares sold	24,856,523	24,717,091	35,293,023	44,121,495
Shares issued to holders in reinvestment of dividends	1,753,311	986,422	2,711,103	2,534,791
Shares redeemed	(36,315,873)	(20,170,137)	(54,196,819)	(126,573,250)

Net increase (decrease)	(9,706,039)	5,533,376	(16,192,693)	(79,916,964)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	—	(4,893)	(2,574)
Net dividends and distributions – Service Shares	(1,753,311)	(986,422)	(2,711,109)	(2,539,718)

Total dividends and distributions	(1,753,311)	(986,422)	(2,716,002)	(2,542,292)

INCREASE (DECREASE) IN NET ASSETS	39,851,739	(11,000,334)	27,472,613	(106,330,402)
NET ASSETS:
Beginning of year	52,904,611	63,904,945	110,639,397	216,969,799

End of year	$92,756,350	$52,904,611	$138,112,010	$110,639,397

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	—	—	9,817	4,693
Shares issued to holders in reinvestment of dividends	—	—	470	263
Shares redeemed	—	—	(12,467)	(53,285)

Net decrease	—	—	(2,180)	(48,329)

Service Shares
Shares sold	1,544,180	1,868,502	3,900,356	5,127,561
Shares issued to holders in reinvestment of dividends	96,505	64,012	267,896	267,439
Shares redeemed	(2,152,163)	(1,460,604)	(6,093,422)	(14,696,494)

Net increase (decrease)	(511,478)	471,910	(1,925,170)	(9,301,494)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Core Fixed Income Fund		Growth Allocation Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS:
Net investment income	$1,695,031	$2,439,710	$4,358,037	$9,295,484
Net realized gain on investment transactions	3,274,516	2,684,610	27,765,529	2,955,907
Net change in unrealized appreciation (depreciation) on investments	(2,477,392)	4,413,771	362,168,372	(106,645,627)

Net increase (decrease) in net assets resulting from operations	2,492,155	9,538,091	394,291,938	(94,394,236)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	—	—	1,056,916	1,182,389
Shares issued to holders in reinvestment of dividends	—	—	130,543	92,823
Shares redeemed	—	—	(4,797,400)	(1,738,209)

Net decrease	—	—	(3,609,941)	(462,997)

Service Shares
Shares sold	93,103,633	48,416,876	314,130,015	359,009,853
Shares issued to holders in reinvestment of dividends	5,600,988	1,893,151	18,559,997	10,362,363
Shares redeemed	(42,948,776)	(55,360,113)	(370,911,135)	(313,472,188)

Net increase (decrease)	55,755,845	(5,050,086)	(38,221,123)	55,900,028

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	—	—	(130,543)	(92,823)
Net dividends and distributions – Service Shares	(5,601,028)	(1,893,282)	(18,559,997)	(10,362,363)

Total dividends and distributions	(5,601,028)	(1,893,282)	(18,690,540)	(10,455,186)

INCREASE (DECREASE) IN NET ASSETS	52,646,972	2,594,723	333,770,334	(49,412,391)
NET ASSETS:
Beginning of year	135,386,961	132,792,238	744,352,608	793,764,999

End of year	$188,033,933	$135,386,961	$1,078,122,942	$744,352,608

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	—	—	78,493	103,712
Shares issued to holders in reinvestment of dividends	—	—	8,720	7,252
Shares redeemed	—	—	(338,046)	(148,558)

Net decrease	—	—	(250,833)	(37,594)

Service Shares
Shares sold	9,269,060	5,049,690	23,367,321	31,144,526
Shares issued to holders in reinvestment of dividends	556,486	197,922	1,249,074	814,523
Shares redeemed	(4,258,071)	(5,756,218)	(29,389,992)	(27,109,951)

Net increase (decrease)	5,567,475	(508,606)	(4,773,597)	4,849,098

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Conservative Allocation Fund		Tactical Allocation Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS:
Net investment income	$7,420,253	$8,221,295	$377,170	$2,004,239
Net realized gain on investment transactions	3,584,368	3,611,842	13,050,253	27,802,208
Net change in unrealized appreciation (depreciation) on investments	66,230,963	(24,189,025)	60,280,536	(47,253,237)

Net increase (decrease) in net assets resulting from operations	77,235,584	(12,355,888)	73,707,959	(17,446,790)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	617,978	413,237	524,349	479,802
Shares issued to holders in reinvestment of dividends	54,868	58,660	99,218	87,971
Shares redeemed	(1,454,247)	(933,549)	(1,116,659)	(357,458)

Net increase (decrease)	(781,401)	(461,652)	(493,092)	210,315

Service Shares
Shares sold	197,370,183	156,817,005	183,468,450	107,782,906
Shares issued to holders in reinvestment of dividends	9,053,052	8,068,043	20,155,116	16,363,574
Shares redeemed	(128,007,570)	(166,691,144)	(110,719,941)	(109,051,599)

Net increase (decrease)	78,415,665	(1,806,096)	92,903,625	15,094,881

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	(54,868)	(58,660)	(99,218)	(87,971)
Net dividends and distributions – Service Shares	(9,053,052)	(8,068,043)	(20,155,116)	(16,363,574)

Total dividends and distributions	(9,107,920)	(8,126,703)	(20,254,334)	(16,451,545)

INCREASE (DECREASE) IN NET ASSETS	145,761,928	(22,750,339)	145,864,158	(18,593,139)
NET ASSETS:
Beginning of year	316,649,033	339,399,372	324,752,557	343,345,696

End of year	$462,410,961	$316,649,033	$470,616,715	$324,752,557

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	58,784	40,748	48,825	42,127
Shares issued to holders in reinvestment of dividends	5,024	5,696	9,281	7,518
Shares redeemed	(134,647)	(94,702)	(99,478)	(32,029)

Net increase (decrease)	(70,839)	(48,258)	(41,372)	17,616

Service Shares
Shares sold	18,820,175	15,754,381	17,083,441	9,631,859
Shares issued to holders in reinvestment of dividends	834,767	787,818	1,898,024	1,404,719
Shares redeemed	(12,466,811)	(17,129,739)	(10,243,030)	(9,893,741)

Net increase (decrease)	7,188,131	(587,540)	8,738,435	1,142,837

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Absolute Return Allocation Fund		Multi-Asset Income Allocation Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS:
Net investment income	$4,625,349	$7,980,276	$3,208,781	$4,341,121
Net realized gain (loss) on investment transactions	8,408,558	(178,118)	1,484,037	(10,848,275)
Net change in unrealized appreciation (depreciation) on investments	12,769,777	(7,912,877)	25,556,751	(9,697,818)

Net increase (decrease) in net assets resulting from operations	25,803,684	(110,719)	30,249,569	(16,204,972)

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	181,359	598,666	—	—
Shares issued to holders in reinvestment of dividends	21,102	22,693	—	—
Shares redeemed	(919,178)	(148,461)	—	—

Net increase (decrease)	(716,717)	472,898	—	—

Service Shares
Shares sold	105,413,474	222,565,439	43,121,432	51,742,493
Shares issued to holders in reinvestment of dividends	5,175,637	8,291,027	3,193,649	3,921,757
Shares redeemed	(309,657,292)	(144,128,580)	(52,594,741)	(55,752,860)

Net increase (decrease)	(199,068,181)	86,727,886	(6,279,660)	(88,610)

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	(21,102)	(22,693)	—	—
Net dividends and distributions – Service Shares	(5,175,637)	(8,291,027)	(3,193,649)	(3,921,757)

Total dividends and distributions	(5,196,739)	(8,313,720)	(3,193,649)	(3,921,757)

INCREASE (DECREASE) IN NET ASSETS	(179,177,953)	78,776,345	20,776,260	(20,215,339)
NET ASSETS:
Beginning of year	392,310,888	313,534,543	112,044,753	132,260,092

End of year	$213,132,935	$392,310,888	$132,821,013	$112,044,753

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	17,313	60,832	—	—
Shares issued to holders in reinvestment of dividends	1,991	2,165	—	—
Shares redeemed	(87,461)	(13,904)	—	—

Net increase (decrease)	(68,157)	49,093	—	—

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	10,022,096	21,905,893	4,180,052	4,878,457
Shares issued to holders in reinvestment of dividends	486,386	789,546	312,405	363,964
Shares redeemed	(29,483,384)	(13,692,059)	(5,143,894)	(5,275,946)

Net increase (decrease)	(18,974,902)	9,003,380	(651,437)	(33,525)

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Flexible Income Allocation Fund		Managed Futures Strategy Fund[1]
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS:
Net investment income (loss)	$4,970,421	$2,881,327	$(3,584,243)	$248,028
Net realized gain (loss) on investment transactions	10,720,643	(1,482,272)	31,548,817	15,984,318
Net change in unrealized appreciation (depreciation) on investments	6,177,140	(921,236)	(5,655,578)	2,830,019

Net increase in net assets resulting from operations	21,868,204	477,819	22,308,996	19,062,365

CAPITAL SHARE TRANSACTIONS:
Institutional Shares
Shares sold	1,496	15,036	883,558	1,103,093
Shares issued to holders in reinvestment of dividends	200	1,248	28,507	47,540
Shares redeemed	(31,828)	(7,977)	(1,729,385)	(962,837)

Net increase (decrease)	(30,132)	8,307	(817,320)	187,796

Service Shares
Shares sold	272,070,564	73,398,512	206,736,848	226,293,387
Shares issued to holders in reinvestment of dividends	4,975,041	2,892,886	6,341,510	7,130,028
Shares redeemed	(112,613,106)	(35,100,214)	(243,151,657)	(179,766,240)

Net increase (decrease)	164,432,499	41,191,184	(30,073,299)	53,657,175

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions – Institutional Shares	(200)	(1,248)	(28,507)	(47,540)
Net dividends and distributions – Service Shares	(4,975,041)	(2,892,886)	(6,341,510)	(7,130,028)

Total dividends and distributions	(4,975,241)	(2,894,134)	(6,370,017)	(7,177,568)

INCREASE (DECREASE) IN NET ASSETS	181,295,330	38,783,176	(14,951,640)	65,729,768
NET ASSETS:
Beginning of year	98,550,533	59,767,357	223,088,828	157,359,060

End of year	$279,845,863	$98,550,533	$208,137,188	$223,088,828

CHANGES IN SHARES OUTSTANDING
Institutional Shares
Shares sold	150	1,554	102,168	124,742
Shares issued to holders in reinvestment of dividends	19	133	3,139	5,744
Shares redeemed	(3,083)	(830)	(192,898)	(111,224)

Net increase (decrease)	(2,914)	857	(87,591)	19,262

CHANGES IN SHARES OUTSTANDING
Service Shares
Shares sold	26,497,771	7,620,555	24,150,473	26,297,941
Shares issued to holders in reinvestment of dividends	479,935	309,366	714,778	876,571
Shares redeemed	(10,909,327)	(3,718,790)	(28,114,302)	(21,281,209)

Net increase (decrease)	16,068,379	4,211,131	(3,249,051)	5,893,303

[1] Consolidated Statements of Changes in Net Assets (see note 3b).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Conservative Income Fund		Income Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS:
Net investment income	$29,122	$81,195	$632,021	$578,434
Net realized gain (loss) on investment transactions	17,869	(99,937)	924,822	(1,891,187)
Net change in unrealized appreciation (depreciation) on investments	30,391	23,476	(864,099)	1,035,114

Net increase (decrease) in net assets resulting from operations	77,382	4,734	692,744	(277,639)

CAPITAL SHARE TRANSACTIONS:
Shares sold	16,684,553	9,021,060	22,531,050	31,868,029
Shares issued to holders in reinvestment of dividends	33,374	81,578	628,224	589,863
Shares redeemed	(7,560,561)	(3,274,503)	(17,686,947)	(2,715,144)

Net increase	9,157,366	5,828,135	5,472,327	29,742,748

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	(33,374)	(81,578)	(628,224)	(589,863)

Total dividends and distributions	(33,374)	(81,578)	(628,224)	(589,863)

INCREASE IN NET ASSETS	9,201,374	5,751,291	5,536,847	28,875,246
NET ASSETS:
Beginning of year	6,724,818	973,527	32,494,874	3,619,628

End of year	$15,926,192	$6,724,818	$38,031,721	$32,494,874

CHANGES IN SHARES OUTSTANDING
Shares sold	1,681,782	900,671	2,245,317	3,142,291
Shares issued to holders in reinvestment of dividends	3,365	8,153	62,466	58,174
Shares redeemed	(761,983)	(326,952)	(1,782,132)	(269,703)

Net increase	923,164	581,872	525,651	2,930,762

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

STATEMENTS OF CHANGES IN NET ASSETS (Continued)

	Growth & Income Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020
OPERATIONS:
Net investment income	$797,883	$454,681
Net realized gain (loss) on investment transactions	9,855,755	(2,211,753)
Net change in unrealized appreciation (depreciation) on investments	7,630,179	(2,484,867)

Net increase (decrease) in net assets resulting from operations	18,283,817	(4,241,939)

CAPITAL SHARE TRANSACTIONS:
Shares sold	45,484,222	36,359,310
Shares issued to holders in reinvestment of dividends	795,837	394,397
Shares redeemed	(10,862,322)	(2,708,772)

Net increase	35,417,737	34,044,935

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Net dividends and distributions	(795,837)	(394,397)

Total dividends and distributions	(795,837)	(394,397)

INCREASE IN NET ASSETS	52,905,717	29,408,599
NET ASSETS:
Beginning of year	33,927,659	4,519,060

End of year	$86,833,376	$33,927,659

CHANGES IN SHARES OUTSTANDING
Shares sold	4,492,685	3,673,636
Shares issued to holders in reinvestment of dividends	75,569	39,418
Shares redeemed	(1,027,656)	(283,441)

Net increase	3,540,598	3,429,613

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Institutional
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$16.348	$18.650	$17.755	$16.140	$14.85
Income from investment operations:
Net investment income[1]	0.195	0.234	0.175	0.157	0.20
Net realized and unrealized gains (losses) on investments	10.688	(2.234)	1.194	2.280	1.62

Total from investment operations	10.883	(2.000)	1.369	2.437	1.82

Less distributions:
Dividends from net investment income	(0.216)	(0.116)	(0.191)	(0.163)	(0.19)
Dividends from net realized gains	—	(0.186)	(0.283)	(0.659)	(0.34)

Total distributions	(0.216)	(0.302)	(0.474)	(0.822)	(0.53)

Net asset value, end of year	$27.015	$16.348	$18.650	$17.755	$16.14

Total return	66.66%	(11.07)%	8.09%	15.10%	12.46%
Supplemental data and ratios:
Net assets, end of year	$630,350	$479,829	$538,016	$821,049	$42,855,994
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.56%	0.59%	0.63%	0.65%	0.66%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.51%	0.56%	0.60%	0.60%	0.59%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.56%	0.59%	0.63%	0.65%	0.66%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.51%	0.56%	0.60%	0.60%	0.59%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.80%	1.16%	0.91%	0.91%	1.23%
After expense reimbursement (recapture) and securities lending credit	0.85%	1.19%	0.94%	0.96%	1.30%
Portfolio turnover rate	34.13%	28.54%	45.31%	55.07%	90.46%
Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Large Cap Core Fund
	Service
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$16.106	$18.401	$17.503	$15.930	$14.68
Income from investment operations:
Net investment income[1]	0.059	0.114	0.073	0.074	0.11
Net realized and unrealized gains (losses) on investments	10.515	(2.202)	1.184	2.241	1.59

Total from investment operations	10.574	(2.088)	1.257	2.315	1.70

Less distributions:
Dividends from net investment income	(0.096)	(0.021)	(0.076)	(0.083)	(0.11)
Dividends from net realized gains	—	(0.186)	(0.283)	(0.659)	(0.34)

Total distributions	(0.096)	(0.207)	(0.359)	(0.742)	(0.45)

Net asset value, end of year	$26.584	$16.106	$18.401	$17.503	$15.93

Total return	65.69%	(11.59)%	7.47%	14.53%	11.74%
Supplemental data and ratios:
Net assets, end of year	$602,158,947	$326,952,939	$332,500,169	$306,450,000	$159,857,853
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.15%	1.18%	1.22%	1.21%	1.23%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.10%	1.14%	1.19%	1.17%	1.16%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.15%	1.18%	1.22%	1.21%	1.23%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.10%	1.14%	1.19%	1.17%	1.16%
Ratio of net investment income (loss) to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.21%	0.55%	0.37%	0.40%	0.65%
After expense reimbursement (recapture) and securities lending credit	0.26%	0.59%	0.40%	0.44%	0.72%
Portfolio turnover rate	34.13%	28.54%	45.31%	55.07%	90.46%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Emerging Markets Fund
	Service
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.516	$13.278	$17.063	$13.600	$11.49
Income from investment operations:
Net investment income[1]	0.049	0.175	0.109	0.096	0.09
Net realized and unrealized gains (losses) on investments	5.968	(2.690)	(2.028)	3.485	2.06

Total from investment operations	6.017	(2.515)	(1.919)	3.581	2.15

Less distributions:
Dividends from net investment income	(0.031)	(0.247)	(1.196)	(0.118)	(0.04)
Dividends from net realized gains	—	—	(0.670)	—	—

Total distributions	(0.031)	(0.247)	(1.866)	(0.118)	(0.04)

Net asset value, end of year	$16.502	$10.516	$13.278	$17.063	$13.60

Total return	57.85%[3]	(19.40)%	(10.05)%	26.37%	18.78%
Supplemental data and ratios:
Net assets, end of year	$96,895,863	$64,153,851	$85,623,549	$109,589,630	$106,077,974
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.55%	1.79%	1.69%	1.58%	1.64%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.64%	1.65%	1.66%	1.57%	1.63%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.55%	1.79%	1.68%	1.58%	1.64%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.64%	1.65%	1.65%	1.57%	1.63%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.43%	1.20%	0.72%	0.61%	0.73%
After expense reimbursement (recapture) and securities lending credit	0.34%	1.34%	0.75%	0.62%	0.74%
Portfolio turnover rate	58.36%	42.60%	47.18%	30.97%	60.19%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[3]	The returns reflect the actual performance for each period and do not include the impact of any adjustments made for financial reporting required by Generally Accepted Accounting Principles (GAAP).

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Small/Mid Cap Core Fund
	Service
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.765	$14.385	$14.908	$17.860	$14.96
Income from investment operations:
Net investment income (loss)[1]	(0.040)	(0.007)	(0.022)	(0.022)	0.04
Net realized and unrealized gains (losses) on investments	10.720	(3.393)	0.348	2.259	2.91

Total from investment operations	10.680	(3.400)	0.326	2.237	2.95

Less distributions:
Dividends from net investment income	(0.024)	(0.016)	—	(0.050)	(0.05)
Dividends from net realized gains	(0.354)	(0.204)	(0.849)	(5.139)	—

Total distributions	(0.378)	(0.220)	(0.849)	(5.189)	(0.05)

Net asset value, end of year	$21.067	$10.765	$14.385	$14.908	$17.86

Total return	99.76%	(24.10)%	2.99%	12.45%	19.71%
Supplemental data and ratios:
Net assets, end of year	$92,756,350	$52,904,611	$63,904,945	$54,471,360	$50,657,342
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.46%	1.50%	1.56%	1.55%	1.50%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.31%	1.39%	1.45%	1.39%	1.24%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.46%	1.50%	1.56%	1.55%	1.50%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.31%	1.39%	1.45%	1.39%	1.24%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	(0.40)%	(0.16)%	(0.25)%	(0.29)%	0.00%
After expense reimbursement (recapture) and securities lending credit	(0.25)%	(0.05)%	(0.14)%	(0.13)%	0.26%
Portfolio turnover rate	37.81%	26.54%	39.01%	32.87%	42.22%

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Institutional
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$7.537	$9.100	$9.759	$8.380	$7.74
Income from investment operations:
Net investment income[1]	0.125	0.222	0.194	0.243	0.15
Net realized and unrealized gains (losses) on investments	3.386	(1.610)	(0.680)	1.305	0.65

Total from investment operations	3.511	(1.388)	(0.486)	1.548	0.80

Less distributions:
Dividends from net investment income	(0.280)	(0.175)	(0.173)	(0.169)	(0.16)

Total distributions	(0.280)	(0.175)	(0.173)	(0.169)	(0.16)

Net asset value, end of year	$10.768	$7.537	$9.100	$9.759	$8.38

Total return	46.72%	(15.69)%	(4.79)%	18.49%[3]	10.48%
Supplemental data and ratios:
Net assets, end of year	$88,302	$78,232	$534,233	$822,817	$75,295,608
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.79%	0.77%	0.80%	0.83%[4]	0.84%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	0.79%	0.79%	0.79%	0.79%[4]	0.79%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.79%	0.77%	0.80%	0.83%[4]	0.84%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.79%	0.79%	0.79%	0.79%[4]	0.79%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.30%	2.43%	2.04%	3.01%[4]	1.83%
After expense reimbursement (recapture) and securities lending credit	1.30%	2.41%	2.05%	3.05%[4]	1.88%
Portfolio turnover rate	46.15%	25.52%	59.18%	84.22%	60.68%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[3]

During the period August 3, 2017 through September 5, 2017 there were no Instutional Shares of the Fund outstanding. Performance information provided for the Institutional Shares during that period reflects the last calculated net asset value of the Institutional Shares on August 2, 2017, without any adjustments. Had there been Institutional Shares outstanding during the period August 3, 2017 through September 5, 2017, their annual returns would have been substantially similar to those of the Service Shares of the Fund because they would have been invested in the same portfolio securities, but would have differed to the extent that the classes have different expenses. Because the Service Shares have higher expenses than the Institutional Shares, the returns of the Service Shares would have been lower than the returns of the Institutional Shares during the same period.

[4]	Annualized.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	World ex-US Fund
	Service
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$7.303	$8.856	$9.507	$8.260	$7.66
Income from investment operations:
Net investment income[1]	0.081	0.142	0.121	0.087	0.11
Net realized and unrealized gains (losses) on investments	3.263	(1.538)	(0.643)	1.296	0.63

Total from investment operations	3.344	(1.396)	(0.522)	1.383	0.74

Less distributions:
Dividends from net investment income	(0.202)	(0.157)	(0.129)	(0.136)	(0.14)

Total distributions	(0.202)	(0.157)	(0.129)	(0.136)	(0.14)

Net asset value, end of year	$10.445	$7.303	$8.856	$9.507	$8.26

Total return	45.89%	(16.16)%	(5.36)%	16.76%	9.85%
Supplemental data and ratios:
Net assets, end of year	$138,023,708	$110,561,165	$216,435,566	$212,049,697	$112,737,823
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.38%	1.36%	1.40%	1.38%	1.42%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.37%	1.35%	1.39%	1.39%	1.39%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.38%	1.36%	1.40%	1.38%	1.42%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.37%	1.35%	1.39%	1.39%	1.39%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	0.88%	1.58%	1.32%	0.95%	1.36%
After expense reimbursement (recapture) and securities lending credit	0.89%	1.59%	1.33%	0.94%	1.39%
Portfolio turnover rate	46.15%	25.52%	59.18%	84.22%	60.68%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Core Fixed Income Fund
	Service
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.798	$9.270	$9.131	$9.320	$9.54
Income from investment operations:
Net investment income[1]	0.112	0.170	0.176	0.133	0.12
Net realized and unrealized gains (losses) on investments	0.141 [3]	0.490	0.144	(0.098)	(0.11)

Total from investment operations	0.253	0.660	0.320	0.035	0.01

Less distributions:
Dividends from net investment income	(0.184)	(0.108)	(0.181)	(0.168)	(0.17)
Dividends from net realized gains	(0.167)	(0.024)	—	(0.056)	(0.06)

Total distributions	(0.351)	(0.132)	(0.181)	(0.224)	(0.23)

Net asset value, end of year	$9.700	$9.798	$9.270	$9.131	$9.32

Total return	2.47%	7.16%	3.57%	0.35%	0.02%
Supplemental data and ratios:
Net assets, end of year	$188,033,933	$135,386,961	$132,792,238	$134,255,059	$137,358,236
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.28%	1.29%	1.34%	1.38%	1.36%
After expense reimbursement (recapture) and securities lending credit including interest expense[2]	1.19%	1.19%	1.19%	1.26%	1.29%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.28%	1.29%	1.34%	1.38%	1.36%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.19%	1.19%	1.19%	1.26%	1.29%
Ratio of net investment income to average net assets
Before expense reimbursement (recapture) and securities lending credit	1.01%	1.67%	1.80%	1.30%	1.14%
After expense reimbursement (recapture) and securities lending credit	1.10%	1.77%	1.95%	1.42%	1.21%
Portfolio turnover rate	283.45%	278.67%	239.11%	193.12%	164.81%

[1]	Net investment income/(loss) per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[3]

Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Institutional
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.139	$11.553	$11.534	$11.340	$10.46
Income from investment operations:
Net investment income[1]	0.140	0.199	0.227	0.236	0.19
Net realized and unrealized gains (losses) on investments	5.843	(1.407)	(0.003)[5]	1.466	1.20

Total from investment operations	5.983	(1.208)	0.224	1.702	1.39

Less distributions:
Dividends from net investment income	(0.147)	(0.206)	(0.193)	(0.210)	(0.20)
Dividends from net realized gains	(0.199)	—	(0.012)	(1.298)	(0.31)

Total distributions	(0.346)	(0.206)	(0.205)	(1.508)	(0.51)

Net asset value, end of year	$15.776	$10.139	$11.553	$11.534	$11.34

Total return	59.19%	(10.82)%	2.22%	14.90%	13.54%
Supplemental data and ratios:
Net assets, end of year	$2,892,788	$4,402,611	$5,450,557	$6,646,937	$13,176,782
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.34%	0.38%	0.40%	0.40%	0.42%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.30%	0.33%	0.35%	0.35%	0.32%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.34%	0.38%	0.39%	0.40%	0.42%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.30%	0.33%	0.34%	0.35%	0.32%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.99%	1.60%	1.92%	1.91%	1.64%
After expense reimbursement (recapture) and securities lending credit	1.03%	1.65%	1.97%	1.96%	1.74%
Portfolio turnover rate	39.58%	37.80%	53.89%	70.47%	42.81%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[5]

Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth Allocation Fund
	Service
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.062	$11.477	$11.458	$11.290	$10.42
Income from investment operations:
Net investment income[1]	0.064	0.128	0.160	0.152	0.12
Net realized and unrealized gains (losses) on investments	5.780	(1.402)	0.003[5]	1.467	1.20

Total from investment operations	5.844	(1.274)	0.163	1.619	1.32

Less distributions:
Dividends from net investment income	(0.072)	(0.141)	(0.132)	(0.153)	(0.14)
Dividends from net realized gains	(0.198)	—	(0.012)	(1.298)	(0.31)

Total distributions	(0.270)	(0.141)	(0.144)	(1.451)	(0.45)

Net asset value, end of year	$15.636	$10.062	$11.477	$11.458	$11.29

Total return	58.23%	(11.35)%	1.61%	14.22%	12.91%
Supplemental data and ratios:
Net assets, end of year	$1,075,230,154	$739,949,997	$788,314,442	$611,928,879	$551,141,139
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.94%	0.97%	1.00%	1.00%	1.01%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.90%	0.93%	0.95%	0.95%	0.92%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.94%	0.97%	0.99%	0.99%	1.01%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.90%	0.93%	0.94%	0.94%	0.92%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.44%	1.03%	1.35%	1.22%	0.99%
After expense reimbursement (recapture) and securities lending credit	0.48%	1.07%	1.40%	1.27%	1.08%
Portfolio turnover rate	39.58%	37.80%	53.89%	70.47%	42.81%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[5]

Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Institutional
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.204	$9.677	$9.538	$9.100	$9.51
Income from investment operations:
Net investment income[1]	0.262	0.288	0.255	0.204	0.19
Net realized and unrealized gains (losses) on investments	1.978	(0.491)	0.104	0.442	0.35

Total from investment operations	2.240	(0.203)	0.359	0.646	0.54

Less distributions:
Dividends from net investment income	(0.244)	(0.270)	(0.205)	(0.187)	—
Dividends from net realized gains	(0.036)	—	(0.015)	(0.021)	(0.95)

Total distributions	(0.280)	(0.270)	(0.220)	(0.208)	(0.95)

Net asset value, end of year	$11.164	$9.204	$9.677	$9.538	$9.10

Total return	24.42%	(2.41)%	3.97%	7.07%	6.09%
Supplemental data and ratios:
Net assets, end of year	$1,287,200	$1,713,169	$2,268,382	$3,140,896	$4,966,270
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.36%	0.40%	0.42%	0.44%	0.51%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.10%	0.10%	0.10%	0.27%	0.30%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.36%	0.40%	0.42%	0.44%	0.51%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.10%	0.10%	0.10%	0.27%	0.30%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	2.22%	2.57%	2.35%	1.97%	1.78%
After expense reimbursement (recapture) and securities lending credit	2.48%	2.87%	2.67%	2.14%	1.99%
Portfolio turnover rate	38.17%	58.96%	69.19%	30.27%	44.43%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Allocation Fund
	Service
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.137	$9.617	$9.482	$9.060	$9.53
Income from investment operations:
Net investment income[1]	0.199	0.226	0.196	0.143	0.12
Net realized and unrealized gains (losses) on investments	1.959	(0.490)	0.107	0.438	0.36

Total from investment operations	2.158	(0.264)	0.303	0.581	0.48

Less distributions:
Dividends from net investment income	(0.189)	(0.216)	(0.153)	(0.138)	—
Dividends from net realized gains	(0.036)	—	(0.015)	(0.021)	(0.95)

Total distributions	(0.225)	(0.216)	(0.168)	(0.159)	(0.95)

Net asset value, end of year	$11.070	$9.137	$9.617	$9.482	$9.06

Total return	23.67%	(2.99)%	3.35%	6.39%	5.44%
Supplemental data and ratios:
Net assets, end of year	$461,123,761	$314,935,864	$337,130,990	$268,079,977	$110,985,447
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.96%	0.99%	1.02%	1.03%	1.10%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.70%	0.70%	0.70%	0.83%	0.89%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.96%	0.99%	1.02%	1.03%	1.10%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.70%	0.70%	0.70%	0.83%	0.89%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.64%	1.98%	1.75%	1.31%	1.10%
After expense reimbursement (recapture) and securities lending credit	1.90%	2.27%	2.07%	1.51%	1.31%
Portfolio turnover rate	38.17%	58.96%	69.19%	30.27%	44.43%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Institutional
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.019	$10.962	$10.950	$10.250	$9.38
Income from investment operations:
Net investment income[1]	0.073	0.129	0.138	0.142	0.18
Net realized and unrealized gains (losses) on investments	1.958	(0.517)	0.408	1.078	0.81

Total from investment operations	2.031	(0.388)	0.546	1.220	0.99

Less distributions:
Dividends from net investment income	(0.051)	(0.108)	(0.128)	(0.393)	(0.12)
Dividends from net realized gains	(0.512)	(0.447)	(0.406)	(0.127)	—

Total distributions	(0.563)	(0.555)	(0.534)	(0.520)	(0.12)

Net asset value, end of year	$11.487	$10.019	$10.962	$10.950	$10.25

Total return	20.69%	(4.27)%	5.59%	11.83%	10.63%
Supplemental data and ratios:
Net assets, end of year	$1,305,328	$1,553,075	$1,506,030	$1,681,043	$3,767,220
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.47%	0.50%	0.51%	0.52%	0.53%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.45%	0.46%	0.43%	0.45%	0.40%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.47%	0.50%	0.51%	0.52%	0.53%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.45%	0.46%	0.43%	0.45%	0.40%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.65%	1.10%	1.15%	1.25%	1.69%
After expense reimbursement (recapture) and securities lending credit	0.67%	1.14%	1.23%	1.32%	1.82%
Portfolio turnover rate	443.30%	500.28%	336.60%	369.57%	336.50%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Tactical Allocation Fund
	Service
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.960	$10.919	$10.907	$10.150	$9.32
Income from investment operations:
Net investment income[1]	0.010	0.061	0.074	0.082	0.11
Net realized and unrealized gains (losses) on investments	1.941	(0.515)	0.410	1.054	0.82

Total from investment operations	1.951	(0.454)	0.484	1.136	0.93

Less distributions:
Dividends from net investment income	(0.005)	(0.058)	(0.066)	(0.252)	(0.10)
Dividends from net realized gains	(0.512)	(0.447)	(0.406)	(0.127)	—

Total distributions	(0.517)	(0.505)	(0.472)	(0.379)	(0.10)

Net asset value, end of year	$11.394	$9.960	$10.919	$10.907	$10.15

Total return	19.96%	(4.83)%	4.96%	11.14%	10.05%
Supplemental data and ratios:
Net assets, end of year	$469,311,387	$323,199,482	$341,839,666	$271,460,164	$304,159,564
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.07%	1.10%	1.11%	1.11%	1.12%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.05%	1.06%	1.03%	1.03%	1.00%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.07%	1.10%	1.11%	1.11%	1.12%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	1.05%	1.06%	1.03%	1.03%	1.00%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	0.07%	0.50%	0.58%	0.69%	1.07%
After expense reimbursement (recapture) and securities lending credit	0.09%	0.54%	0.66%	0.77%	1.19%
Portfolio turnover rate	443.30%	500.28%	336.60%	369.57%	336.50%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Institutional
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.005	$10.402	$10.335	$10.290	$9.80
Income from investment operations:
Net investment income[1]	0.256	0.329	0.346	0.292	0.37
Net realized and unrealized gains (losses) on investments	0.638 [2]	(0.367)	(0.003)[2]	(0.037)	0.52

Total from investment operations	0.894	(0.038)	0.343	0.255	0.89

Less distributions:
Dividends from net investment income	(0.345)	(0.359)	(0.276)	(0.210)	(0.40)

Total distributions	(0.345)	(0.359)	(0.276)	(0.210)	(0.40)

Net asset value, end of year	$10.554	$10.005	$10.402	$10.335	$10.29

Total return	8.92%	(0.53)%	3.43%	2.47%	9.14%
Supplemental data and ratios:
Net assets, end of year	$476,449	$1,133,623	$667,898	$1,343,813	$921,609
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.49%	0.50%	0.51%	0.53%	0.58%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.21%	0.21%	0.20%	0.37%	0.50%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.48%	0.49%	0.51%	0.53%	0.58%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.20%	0.20%	0.20%	0.37%	0.50%
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	2.15%	2.82%	3.04%	2.64%	3.58%
After expense reimbursement (recapture) and securities lending credit	2.43%	3.11%	3.35%	2.80%	3.66%
Portfolio turnover rate	65.03%	161.00%	146.82%	154.33%	41.66%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Absolute Return Allocation Fund
	Service
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$10.010	$10.402	$10.348	10.320	$9.81
Income from investment operations:
Net investment income[1]	0.195	0.266	0.283	0.231	0.30
Net realized and unrealized gains (losses) on investments	0.634 [5]	(0.368)	(0.001)[5]	(0.036)	0.53

Total from investment operations	0.829	(0.102)	0.282	0.195	0.83

Less distributions:
Dividends from net investment income	(0.261)	(0.290)	(0.228)	(0.167)	(0.32)

Total distributions	(0.261)	(0.290)	(0.228)	(0.167)	(0.32)

Net asset value, end of year	$10.578	$10.010	$10.402	$10.348	$10.32

Total return	8.26%	(1.11)%	2.81%	1.88%	8.54%
Supplemental data and ratios:
Net assets, end of year	$212,656,486	$391,177,265	$312,866,645	267,250,294	$128,948,108
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.09%	1.10%	1.11%	1.12%	1.18%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.81%	0.81%	0.80%	0.96%	1.10%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.08%	1.09%	1.11%	1.12%	1.18%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.80%	0.80%	0.80%	0.96%	1.10%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.57%	2.22%	2.44%	2.04%	2.91%
After expense reimbursement (recapture) and securities lending credit	1.85%	2.51%	2.75%	2.20%	2.99%
Portfolio turnover rate	65.03%	161.00%	146.82%	154.33%	41.66%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[5]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Multi-Asset Income Allocation Fund
	Service
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.056	$10.660	$10.603	$10.460	$9.94
Income from investment operations:
Net investment income[1]	0.270	0.344	0.358	0.287	0.29
Net realized and unrealized gains (losses) on investments	2.272	(1.632)	0.062	0.137	0.52

Total from investment operations	2.542	(1.288)	0.420	0.424	0.81

Less distributions:
Dividends from net investment income	(0.266)	(0.313)	(0.363)	(0.281)	(0.29)
Dividends from net realized gains	—	(0.003)	—	—	—

Total distributions	(0.266)	(0.316)	(0.363)	(0.281)	(0.29)

Net asset value, end of year	$11.332	$9.056	$10.660	$10.603	$10.46

Total return	28.42%	(12.53)%	4.13%	4.05%	8.24%
Supplemental data and ratios:
Net assets, end of year	$132,821,013	$112,044,753	$132,260,092	$119,091,615	$119,817,129
Ratio of expenses to average net assets[2]
Before expense reimbursement (recapture) and securities lending credit including interest expense[3]	1.09%	1.12%	1.15%	1.13%	1.17%
After expense reimbursement (recapture) and securities lending credit including interest expense[3]	0.96%	0.92%	0.82%	0.98%	0.97%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	1.09%	1.12%	1.15%	1.13%	1.17%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.96%	0.92%	0.82%	0.98%	0.97%
Ratio of net investment income to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	2.48%	2.99%	3.08%	2.52%	2.66%
After expense reimbursement (recapture) and securities lending credit	2.61%	3.19%	3.41%	2.67%	2.86%
Portfolio turnover rate	73.27%	85.15%	44.77%	131.23%	61.25%

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[3]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[4]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Institutional
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.368	$9.422	$9.577	$9.670	$9.62
Income from investment operations:
Net investment income[1]	0.511	0.391	0.426	0.543	0.24
Net realized and unrealized gains (losses) on investments	0.989[2]	(0.076)[2]	(0.183)	(0.158)[2]	0.07

Total from investment operations	1.500	0.315	0.243	0.385	0.31

Less distributions:
Dividends from net investment income	(0.286)	(0.369)	(0.398)	(0.478)	(0.26)

Total distributions	(0.286)	(0.369)	(0.398)	(0.478)	(0.26)

Net asset value, end of year	$10.582	$9.368	$9.422	$9.577	$9.67

Total return	16.10%	3.38%	2.58%	3.99%	3.23%
Supplemental data and ratios:
Net assets, end of year	$7,747	$34,154	$26,280	$224,505	$52,492
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.37%	0.45%	0.56%	0.52%	0.50%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.15%	0.15%	0.16%	0.27%	0.37%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.37%	0.45%	0.55%	0.52%	0.50%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.15%	0.15%	0.15%	0.27%	0.37%
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	4.84%	3.81%	4.07%	5.27%	2.32%
After expense reimbursement (recapture) and securities lending credit	5.06%	4.11%	4.47%	5.52%	2.45%
Portfolio turnover rate	211.84%	517.05%	380.48%	232.11%	114.68%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds
FINANCIAL HIGHLIGHTS

	Flexible Income Allocation Fund
	Service
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.304	$9.366	$9.525	$9.610	$9.55
Income from investment operations:
Net investment income[1]	0.250	0.331	0.361	0.340	0.18
Net realized and unrealized gains (losses) on investments	1.175[2]	(0.076)[2]	(0.173)	(0.018)[2]	0.08

Total from investment operations	1.425	0.255	0.188	0.322	0.26

Less distributions:
Dividends from net investment income	(0.232)	(0.317)	(0.347)	(0.407)	(0.20)

Total distributions	(0.232)	(0.317)	(0.347)	(0.407)	(0.20)

Net asset value, end of year	$10.497	$9.304	$9.366	$9.525	$9.61

Total return	15.38%	2.76%	2.00%	3.35%	2.73%
Supplemental data and ratios:
Net assets, end of year	$279,838,116	$98,516,379	$59,741,077	$55,246,464	$99,575,144
Ratio of expenses to average net assets[3]
Before expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.99%	1.05%	1.15%	1.12%	1.09%
After expense reimbursement (recapture) and securities lending credit including interest expense[4]	0.75%	0.75%	0.77%	0.93%	0.91%
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.99%	1.05%	1.13%	1.12%	1.09%
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.75%	0.75%	0.75%	0.93%	0.91%
Ratio of net investment income to average net assets[5]
Before expense reimbursement (recapture) and securities lending credit	2.17%	3.20%	3.45%	3.30%	1.72%
After expense reimbursement (recapture) and securities lending credit	2.41%	3.50%	3.83%	3.49%	1.90%
Portfolio turnover rate	211.84%	517.05%	380.48%	232.21%	114.68%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income per share has been calculated based on average shares outstanding during the year.
[2]

Realized and unrealized gains and losses per share in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with the aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[3]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[4]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.
[5]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Institutional
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 8.813	$ 8.067	$ 8.665	$ 8.700	$ 9.75
Income from investment operations:
Net investment gain (loss)[1]	(0.084)	0.063	0.081	(0.002)	(0.06)
Net realized and unrealized gain (losses) on investments	1.079	1.097	(0.679)	(0.033)	(0.83)

Total from investment operations	0.995	1.160	(0.598)	(0.035)	(0.89)

Less distributions:
Dividends from net investment income	—	(0.131)	—	—	—
Dividends from net realized gains	(0.304)	(0.283)	—	—	(0.16)

Total distributions	(0.304)	(0.414)	—	—	(0.16)

Net asset value, end of year	$ 9.504	$ 8.813	$ 8.067	$ 8.665	$ 8.70

Total return	11.46%	14.70%	(6.90)%	(0.40)%	(9.17)%
Supplemental data and ratios:
Net assets, end of year	$483,785	$1,220,564	$961,919	$1,215,018	$1,478,880
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and fees waived including interest expense[2]	1.21%	1.25%	1.27%	1.38%	1.37%
After expense reimbursement (recapture) and fees waived including interest expense[2]	1.29%	1.30%	1.30%	1.34%	1.34%
Before expense reimbursement (recapture) and fees waived excluding interest expense	1.21%	1.25%	1.27%	1.34%	1.33%
After expense reimbursement (recapture) and fees waived excluding interest expense	1.29%	1.30%	1.30%	1.30%	1.30%
Ratio of net investment gain (loss) to average net assets
Before expense reimbursement (recapture) and fees waived	(0.87)%	0.79%	1.03%	(0.07)%	(0.69)%
After expense reimbursement (recapture) and fees waived	(0.95)%	0.74%	1.00%	(0.03)%	(0.66)%
Portfolio turnover rate	0.00%	0.00%	0.00%	0.00%	0.00%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Managed Futures Strategy Fund (Consolidated)
	Service
	Year Ended March 31, 2021	Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$ 8.648	$ 7.914	$ 8.551	$ 8.640	$ 9.73
Income from investment operations:
Net investment gain (loss)[1]	(0.129)	0.011	0.035	(0.050)	(0.11)
Net realized and unrealized gains (losses) on investments	1.053	1.077	(0.672)	(0.039)	(0.82)

Total from investment operations	0.924	1.088	(0.637)	(0.089)	(0.93)

Less distributions:
Dividends from net investment income	—	(0.071)	—	—	—
Dividends from net realized gains	(0.304)	(0.283)	—	—	(0.16)

Total distributions	(0.304)	(0.354)	—	—	(0.16)

Net asset value, end of year	$ 9.268	$ 8.648	$ 7.914	$ 8.551	$ 8.64

Total return	10.84%	14.03%	(7.45)%	(0.92)%	(9.70)%
Supplemental data and ratios:
Net assets, end of year	$207,653,403	$221,868,264	$156,397,141	$121,362,278	$81,212,945
Ratio of expenses to average net assets
Before expense reimbursement (recapture) and fees waived including interest expense[2]	1.80%	1.85%	1.87%	1.97%	1.97%
After expense reimbursement (recapture) and fees waived including interest expense[2]	1.81%	1.90%	1.90%	1.94%	1.94%
Before expense reimbursement (recapture) and fees waived excluding interest expense	1.80%	1.85%	1.87%	1.93%	1.93%
After expense reimbursement (recapture) and fees waived excluding interest expense	1.81%	1.90%	1.90%	1.90%	1.90%
Ratio of net investment gain (loss) to average net assets
Before expense reimbursement (recapture) and fees waived	(1.47)%	0.18%	0.47%	(0.61)%	(1.27)%
After expense reimbursement (recapture) and fees waived	(1.48)%	0.13%	0.44%	(0.58)%	(1.24)%
Portfolio turnover rate	0.00%	0.00%	0.00%	0.00%	0.00%

Portfolio Turnover is calculated for the Fund as a whole.

[1]	Net investment income (loss) per share has been calculated based on average shares outstanding during the year.
[2]	Includes interest expense where applicable. See Note 6 in the Notes to Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Conservative Income Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	April 30, 2018[1] through March 31, 2019
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.899	$9.987	$10.000
Income from investment operations:
Net investment income[2]	0.029	0.177	0.153
Net realized and unrealized gains (losses) on investments	0.044	(0.092)	(0.020)[7]

Total from investment operations	0.073	0.085	0.133

Less distributions:
Dividends from net investment income	(0.034)	(0.173)	(0.144)
Dividends from net realized gains	—	—	(0.002)

Total distributions	(0.034)	(0.173)	(0.146)

Net asset value, end of year	$9.938	$9.899	$9.987

Total return	0.74%	0.85%	1.34%[3]
Supplemental data and ratios:
Net assets, end of year	$15,926,192	$6,724,818	$973,527
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit	1.14%	2.23%	43.40%[5]
After expense reimbursement (recapture) and securities lending credit	0.64%	0.64%	0.64%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and fees waived	(0.20)%	0.18%	(41.09)%[5]
After expense reimbursement (recapture) and fees waived	0.30%	1.77%	1.67%[5]
Portfolio turnover rate	190.65%	190.99%	388.79%[3]

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[7]

Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Income Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	April 30, 2018[1] through March 31, 2019
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$9.857	$9.892	$10.000
Income from investment operations:
Net investment income[2]	0.186	0.284	0.079
Net realized and unrealized gains (losses) on investments	0.090 [7]	(0.048)[7]	0.016[7]

Total from investment operations	0.276	0.236	0.095

Less distributions:
Dividends from net investment income	(0.183)	(0.266)	(0.203)
Dividends from net realized gains	—	(0.005)	—

Total distributions	(0.183)	(0.271)	(0.203)

Net asset value, end of year	$9.950	$9.857	$9.892

Total return	2.79%	2.34%	0.99%[3]
Supplemental data and ratios:
Net assets, end of year	$38,031,721	$32,494,874	$3,619,628
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[8]	0.92%	1.18%	16.23%[5]
After expense reimbursement (recapture) and securities lending credit including interest expense[8]	0.80%	0.79%	0.79%[5]
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.91%	1.18%	16.23%[5]
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.79%	0.79%	0.79%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and fees waived	1.73%	2.39%	(14.57)%[5]
After expense reimbursement (recapture) and fees waived	1.85%	2.79%	0.87%[5]
Portfolio turnover rate	194.13%	247.58%	801.50%[3]

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[7]

Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[8]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

FINANCIAL HIGHLIGHTS

	Growth & Income Fund
	Year Ended March 31, 2021	Year Ended March 31, 2020	April 30, 2018[1] through March 31, 2019
Per share data for a share of capital stock outstanding for the entire year and selected information for the year are as follows:
Net asset value, beginning of year	$8.717	$9.772	$10.000
Income from investment operations:
Net investment income[2]	0.134	0.189	0.331
Net realized and unrealized gains (losses) on investments	2.959	(1.094)	(0.320)[7]

Total from investment operations	3.093	(0.905)	0.011

Less distributions:
Dividends from net investment income	(0.127)	(0.146)	(0.239)
Dividends from net realized gains	—	(0.004)	—

Total distributions	(0.127)	(0.150)	(0.239)

Net asset value, end of year	$11.683	$8.717	$9.772

Total return	35.67%	(9.45)%	0.14%[3]
Supplemental data and ratios:
Net assets, end of year	$86,833,376	$33,927,659	$4,519,060
Ratio of expenses to average net assets[4]
Before expense reimbursement (recapture) and securities lending credit including interest expense[8]	0.95%	1.34%	27.58%[5]
After expense reimbursement (recapture) and securities lending credit including interest expense[8]	0.80%	0.79%	0.79%[5]
Before expense reimbursement (recapture) and securities lending credit excluding interest expense	0.94%	1.34%	27.58%[5]
After expense reimbursement (recapture) and securities lending credit excluding interest expense	0.79%	0.79%	0.79%[5]
Ratio of net investment income to average net assets[6]
Before expense reimbursement (recapture) and fees waived	1.13%	1.34%	(23.11)%[5]
After expense reimbursement (recapture) and fees waived	1.28%	1.89%	3.68%[5]
Portfolio turnover rate	108.96%	159.34%	123.50%[3]

[1]	Commencement of operations.
[2]	Net investment income per share has been calculated based on average shares outstanding during the year.
[3]	Not annualized.
[4]	These ratios exclude the impact of the expenses of the underlying investment companies and exchange-traded funds in which the Fund invests.
[5]	Annualized.
[6]

Recognition of the net investment income by the Fund is affected by the timing of the declaration of dividends by the underlying investment companies and exchange-traded funds in which the Fund invests.

[7]

Realized and unrealized gains and losses per shares in this caption are balancing amounts necessary to reconcile the change in net asset value per share for the year, and may not reconcile with aggregate gains and losses in the Statement of Operations due to share transactions for the year.

[8]	Includes interest expense where applicable. See Note 6 in the Notes to the Financial Statements.

See notes to financial statements.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS

March 31, 2021

1.	Organization

GPS Funds I and GPS Funds II (the “Trusts”) are organized as Delaware statutory trusts under Declarations of Trusts dated January 2, 2001 and October 20, 2010, respectively. The Trusts are registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as open-end management investment companies. GPS Funds I is comprised of the following 5 funds: GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, GuideMark® World ex-US Fund, GuideMark® Core Fixed Income. GPS Funds II is comprised of the following 10 funds: GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund, GuidePath® Flexible Income Allocation Fund, GuidePath® Managed Futures Strategy Fund, GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and Income Fund (collectively, the “Funds”). All of the Funds are classified and operate as diversified funds under the 1940 Act. Each Fund represents a distinct portfolio with its own investment objectives and policies. The assets of each Fund are segregated, and a shareholder’s interest is limited to the Fund in which shares are held. GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund and GuidePath® Absolute Return Allocation Fund were seeded on March 4, 2011 and the prospectus went effective on April 1, 2011. The GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Tactical Allocation Fund and GuidePath® Absolute Return Allocation Fund commenced operations on April 29, 2011. The GuidePath® Multi-Asset Income Allocation Fund and GuidePath® Flexible Income Allocation Fund commenced operations on August 31, 2012. The GuidePath® Managed Futures Strategy Fund commenced operations on January 19, 2016. The GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and Income Fund commenced operations on April 30, 2018. Each Fund offers two classes of shares: Service Shares and Institutional Shares, except GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and Income Fund, which are only offered with a single share class. Certain Fund classes were without shares as of the period end; any share activity related to those classes is presented in the Statement of Changes in Net Assets. The Funds are investment companies and accordingly follow the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

2.	Fund of Funds

The GuidePath® Growth Allocation Fund, GuidePath® Conservative Allocation Fund, GuidePath® Absolute Return Allocation Fund, GuidePath® Multi-Asset Income Allocation Fund, GuidePath® Flexible Income Allocation Fund, GuidePath® Conservative Income Fund, GuidePath® Income Fund and GuidePath® Growth and Income Fund each operate as a “Fund of Funds,” investing primarily (or, in the case of the GuidePath® Tactical Allocation Fund, between 10% and 100% of its assets) in registered investment companies, including mutual funds and exchange-traded funds (“ETFs”). The funds in which the Fund of Funds may invest are referred to herein as the “Underlying Funds.” The Advisor believes that investing in Underlying Funds provides each Fund of Funds with an efficient means of creating a portfolio that provides investors with indirect exposure to a broad range of securities. By investing in a Fund of Funds, you will indirectly bear fees and expenses of the Underlying Funds in addition to the Fund’s direct fees and expenses. In order to obtain exposure to certain markets, asset classes or active management styles, each Fund of Funds may buy Underlying Funds managed by the Advisor or its affiliates, which in turn, invest in various securities, including ETFs. The Fund of Funds may also invest directly in securities and other exchange-traded products, such as exchange-traded notes.

3.	Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements. These policies are in conformity with U.S. generally accepted accounting principles (“GAAP”).

(a)	Investment Valuation

Portfolio securities listed on a national or foreign securities exchange, except those listed on NASDAQ, for which market quotations are available are valued at the last quoted sale price on each business day. Portfolio securities traded on NASDAQ are valued at the NASDAQ Official Closing Price (“NOCP”) on each business day. If there is no reported sale on an exchange or NASDAQ, the portfolio security will be valued at the mean between the most recent quoted bid and asked price. Price information on listed securities is taken from the exchange where the security is primarily traded.

All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Non-exchange traded ADRs are priced with an evaluated price as determined by the current evaluated pricing procedures of, and provided by, the pricing vendor.

Fixed income securities that have a maturity of greater than 60 days are generally valued on the basis of evaluations obtained from third party pricing services, which take into account appropriate factors such as institutional-sized trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data. Short term investments having a maturity of less than 60 days are generally valued at amortized cost, which approximates fair value.

Investments in mutual funds are valued at the closing net asset value per share of each mutual fund on the day of valuation. These investments in mutual funds may include investments in affiliated mutual funds. Investments in mutual funds are generally priced using values supplied by the underlying funds themselves. Units of Mount Vernon Liquid Assets Portfolio are not traded on an exchange and are valued at the investment company’s NAV per share.

To assess the continuing appropriateness of security valuation, the Advisor regularly compares prior day prices with current

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

day prices and transaction prices. When the comparison results exceed pre-defined thresholds, the Advisor challenges the prices exceeding tolerance levels with the pricing service or broker. Securities for which no market quotations are readily available or when a significant event has occurred between the time of the security’s last close and the time that a Fund next calculates its net asset value will be valued at their fair value as determined by the applicable Fund’s Valuation Committee. Securities for which no market prices are readily available will be valued at their fair value as determined by the Valuation Committee under procedures adopted by the applicable Board of Trustees (the “Board”).

The Funds have adopted authoritative fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes in valuation techniques and related inputs, if any, during the year. In addition, these standards require expanded disclosure for each major category of assets. These inputs are summarized in the three broad levels listed below:

Level 1 – Quoted prices in active markets for identical securities.

Level 2 – Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 – Significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments).

During the year, certain securities and other instruments held by the Funds were categorized as Level 2 or Level 3 based upon the inputs and methodologies used to determine the fair value of the security or instrument. Descriptions of the inputs and valuation methodologies used to determine the fair values of each class of investments within Level 2 and Level 3 are set forth below.

Level 2 Investments. The Funds’ investments that were categorized as Level 2 include: (1) certain fixed income securities, including asset-backed securities, collateralized mortgage obligations, corporate obligations, U.S. and foreign government obligations, mortgage-backed securities and municipal bonds; (2) certain foreign common stocks, preferred stocks, participatory notes, and real estate investment trusts; and (3) certain over-the-counter derivative instruments, including forward currency contracts, and swaps.

Fixed income securities are normally valued by pricing vendors that use broker-dealer quotations, reported trades or valuation estimates from their internal pricing models. The service providers’ internal models typically use inputs that are observable such as institutional-sized trading in similar groups of securities, yield, credit quality, coupon rate, maturity, type of issue, trading characteristics and other market data.

Certain common stocks that trade on foreign exchanges are subject to valuation adjustments. These valuation adjustments are applied to the foreign exchange-traded common stocks to account for the market movement between the close of the foreign market in which the security is traded and the close of the New York Stock Exchange. These securities are valued using pricing vendors that consider the correlation patterns of price movements of the foreign security to the intraday trading in the U.S. markets.

Forward currency contracts and swaps derive their value from underlying asset prices, indices, reference rates, and other inputs or a combination of these factors. These instruments are normally valued using pricing vendors. Depending upon the instrument, its value may be provided by a pricing vendor using a series of techniques, including pricing models. The pricing models typically use inputs that are observed from active markets such as indices, spreads, interest rates, curves, dividends and exchange rates.

Level 3 Investments. The Funds’ investments that were categorized as Level 3 include: fair valued securities.

Fair valued securities are normally valued by pricing vendors using relevant observable inputs, as described above. In certain circumstances, the types of observable inputs that are typically used by a pricing service may be unavailable or deemed by the pricing service to be unreliable. In these instances, the pricing vendor may value the security based upon significant unobservable inputs, or the pricing vendor may not provide a value for the security. To the extent that a pricing vendor does not provide a value for a particular security, or the pricing vendor provides a value that the Valuation Committee does not believe accurately reflects the value of the security, the security will be valued by the Valuation Committee based upon the information available to the Committee at the time of valuation and in accordance with procedures adopted by the Board. These methodologies may require subjective judgments and determinations about the value of a particular security. When significant unobservable inputs are used to value a security, the security is categorized as Level 3.

To verify Level 3 unobservable inputs, the Valuation Committee uses a variety of techniques as appropriate to substantiate these valuation approaches including a regular review of key inputs and assumptions, transaction back-testing or disposition analysis and review of related market activity.

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

The following is a summary of the inputs used to value the Funds’ net assets as of March 31, 2021:

GuideMark® Large Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$577,837,100	$—	$—	$577,837,100
Investment Companies	14,345,041	—	—	14,345,041
Real Estate Investment Trusts	5,822,491	—	—	5,822,491
Short Term Investments	4,347,830	—	—	4,347,830
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	33,919,804

Total Investments in Securities	$602,352,462	$—	$—	$636,272,266

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Emerging Markets Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$2,189,344	$7,040,129	$—	$9,229,473
Consumer Discretionary	7,751,437	7,206,845	—	14,958,282
Consumer Staples	1,502,685	5,041,921	—	6,544,606
Energy	1,079,379	1,564,385	—	2,643,764
Financials	1,051,255	10,307,794	—	11,359,049
Health Care	578,915	4,106,738	—	4,685,653
Industrials	368,686	2,316,162	—	2,684,848
Information Technology	452,225	21,499,881	—	21,952,106
Materials	2,196,391	5,658,756	—	7,855,147
Real Estate	—	686,891	—	686,891
Utilities	111,133	577,432	—	688,565

Total Common Stocks	17,281,450	66,006,934	—	83,288,384
Investment Companies	10,932,678	—	—	10,932,678
Preferred Stocks
Consumer Staples	—	238,186	—	238,186
Energy	249,728	—	—	249,728
Financials	439,993	—	—	439,993
Information Technology	—	705,650	—	705,650
Materials	121,285	205,751	—	327,036
Utilities	243,133	—	—	243,133

Total Preferred Stocks	1,054,139	1,149,587	—	2,203,726
Rights	1,512	—	—	1,512
Short Term Investments	684,992	—	—	684,992
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	4,637,812

Total Investments in Securities	$29,954,771	$67,156,521	$—	$101,749,104

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For more information regarding security characteristics, see the Schedule of Investments.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

GuideMark® Small/Mid Cap Core Fund

	Level 1	Level 2	Level 3	Total
Common Stock	$85,497,758	$—	$3,866	$85,501,624
Investment Companies	3,265,582	—	—	3,265,582
Real Estate Investment Trusts	3,258,590	—	—	3,258,590
Short Term Investments	689,166	—	—	689,166
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	6,578,455

Total Investments in Securities	$92,711,096	$—	$3,866	$99,293,417

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Common Stocks	Rights
Balance as of April 1, 2020	$9,708	0
Purchases	—	—
Sales proceeds and paydowns	—	0
Accreted discounts, net	—
Corporate Actions	0	—
Realized gain (loss)	—	0
Change in unrealized appreciation (depreciation)	(5,842)	—
Transfers into/(out of) Level 3	—	—

Balance as of March 31, 2021	$3,866	—

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at March 31, 2021.	$(5,842)	—

GuideMark® World ex-US Fund

	Level 1	Level 2	Level 3	Total
Common Stocks
Communication Services	$40,711	$6,186,617	$—	$6,227,328
Consumer Discretionary	556,879	18,245,478	—	18,802,357
Consumer Staples	2,008,135	13,715,016	—	15,723,151
Energy	314,279	2,531,919	—	2,846,198
Financials	3,842,282	17,302,110	—	21,144,392
Health Care	526,010	17,204,534	—	17,730,544
Industrials	1,792,189	18,452,961	—	20,245,150
Information Technology	1,864,551	10,551,705	—	12,416,256
Materials	1,439,599	9,652,502	—	11,092,101
Real Estate	99,007	321,820	—	420,827
Utilities	190,564	3,006,915	—	3,197,479

Total Common Stocks	12,674,206	117,171,577	—	129,845,783
Investment Companies	4,588,494	—	—	4,588,494
Participatory Notes	—	37,901	—	37,901
Preferred Stocks	—	1,061,668	—	1,061,668
Real Estate Investment Trusts	—	355,976	—	355,976
Rights	—	—	3,326	3,326
Short Term Investments	834,008	—	—	834,008
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	702,165

Total Investments in Securities	$18,096,708	$118,627,122	$3,326	$137,429,321

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

For further information regarding security characteristics, see the Schedule of Investments.

Below is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value.

Description	Rights
Balance as of April 1, 2020	$—
Purchases	—
Sales proceeds and paydowns	—
Accreted discounts, net	—
Corporate Actions	0
Realized gain (loss)	—
Change in unrealized appreciation (depreciation)	3,326
Transfers into/(out of) Level 3	—

Balance as of March 31, 2021	$3,326

Change in unrealized appreciation (depreciation) during the year for Level 3 investments held at March 31, 2021.	$3,326

GuideMark® Core Fixed Income Fund

	Level 1	Level 2	Level 3	Total
Fixed Income
Asset Backed Securities	$—	$6,408,675	$—	$6,408,675
Collateralized Mortgage Obligations	—	23,240,407	—	23,240,407
Corporate Obligations	—	56,256,477	—	56,256,477
Foreign Government Debt Obligations	—	2,359,117	—	2,359,117
Mortgage Backed Securities – U.S. Government Agency	—	70,455,612	—	70,455,612
Municipal Debt Obligations	—	3,010,328	—	3,010,328
U.S. Treasury Obligations	—	54,982,930	—	54,982,930

Total Fixed Income	—	216,713,546	—	216,713,546
Short Term Investments	13,372,829	—	—	13,372,829
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	4,583,430

Total Investments in Securities	$13,372,829	$216,713,546	$—	$234,669,805

Other Financial Instruments**
Futures	$441,425	$—	$—	$441,425
Swaps	—	380,308	—	380,308

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

**Other	financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and swaps. Futures and swaps are reflected as the unrealized appreciation (depreciation) on the instrument.

For more information regarding security characteristics, see the Schedule of Investments.

GuidePath® Growth Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$1,064,665,835	$—	$—	$1,064,665,835
Short Term Investments	12,717,743	—	—	12,717,743
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	273,607,847

Total Investments in Securities	$1,077,383,578	$—	$—	$1,350,991,425

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

GuidePath® Conservative Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$456,615,714	$—	$—	$456,615,714
Short Term Investments	5,336,506	—	—	5,336,506
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	117,653,868

Total Investments in Securities	$461,952,220	$—	$—	$579,606,088

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Tactical Allocation Fund

	Level 1	Level 2	Level 3	Total
Common Stocks	$329,776,348	$—	$—	$329,776,348
Investment Companies	41,936,030	—	—	41,936,030
Real Estate Investment Trusts	4,716,868	—	—	4,716,868
Short Term Investments	94,875,186	—	—	94,875,186
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	104,133,886

Total Investments in Securities	$471,304,432	$—	$—	$575,438,318

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Absolute Return Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$210,471,921	$—	$—	$210,471,921
Short Term Investments	3,539,911	—	—	3,539,911
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	33,662,416

Total Investments in Securities	$214,011,832	$—	$—	$247,674,248

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Multi-Asset Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$131,494,223	$—	$—	$131,494,223
Short Term Investments	1,122,706	—	—	1,122,706
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	21,649,549

Total Investments in Securities	$132,616,929	$—	$—	$154,266,478

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

GuidePath® Flexible Income Allocation Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$274,853,090	$—	$—	$274,853,090
Short Term Investments	1,398,577	—	—	1,398,577
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	58,619,752

Total Investments in Securities	$276,251,667	$—	$—	$334,871,419

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Managed Futures Strategy Fund

	Level 1	Level 2	Level 3	Total
Short Term Investments	$12,993,407	$183,994,132	$—	$196,987,539

Total Investments in Securities	$12,993,407	$183,994,132	$—	$196,987,539

Other Financial Instruments*
Futures	$4,362,676	$—	$—	$4,362,676
Forward Currency Contracts	$—	$(328,412)	$—	$(328,412)

*	Other financial instruments are derivative instruments not reflected in the Consolidated Schedule of Investments, such as futures and forward currency contracts. Futures and forward currency contracts are reflected as the unrealized appreciation (depreciation) on the instrument.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

GuidePath® Conservative Income Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$8,290,421	$—	$—	$8,290,421
Short Term Investments	6,506,956	1,109,573	—	7,616,529
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	537,300

Total Investments in Securities	$14,797,377	$1,109,573	$—	$16,444,250

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuidePath® Income Fund

	Level 1	Level 2	Level 3	Total
Investment Companies	$37,597,029	$—	$—	$37,597,029
Short Term Investments	606,482	—	—	606,482
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	7,653,784

Total Investments in Securities	$38,203,511	$—	$—	$45,857,295

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

For further information regarding security characteristics, see the Schedule of Investments.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

GuidePath® Growth & Income Fund

	Level 1	Level 2	Level 3	Total
Common Stock	$32,336,796	$—	$—	$32,336,796
Investment Companies	30,395,461	—	—	30,395,461
Short Term Investments	14,982,138	9,058,183	—	24,040,321
Investments Purchased with Proceeds from Securities Lending Collateral*	—	—	—	1,005,669

Total Investments in Securities	$77,714,395	$9,058,183	$—	$87,778,247

Other Financial Instruments**
Futures	$(19,928)	$—	$—	$(19,928)
Options Written	(116,815)	—	—	(116,815)

*	Certain investments that are measured at fair value using the net asset value per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in the table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Statement of Assets and Liabilities.

**	Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures and written options. Futures are reflected as unrealized appreciation (depreciation) on the instrument, while written options are reflected at value.

For further information regarding security characteristics, see the Schedule of Investments.

(b)	Consolidation of Subsidiary

The GuidePath® Managed Futures Strategy Fund may invest up to 25% of its total assets in GuidePath Managed Futures Strategy Cayman Fund Ltd. (the “Subsidiary”). The Subsidiary, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by GuidePath® Managed Futures Strategy Fund. The financial statements of the GuidePath® Managed Futures Strategy Fund include the operations of the Subsidiary. All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary acts as an investment vehicle in order to invest in commodity-linked derivative instruments consistent with the Fund’s investment objectives and policies. The GuidePath® Managed Futures Strategy Fund had 3.40% of its total assets invested in the Subsidiary as of March 31, 2021.

The Subsidiary is an exempted Cayman Islands investment company and as such is not subject to Cayman Islands taxes at the present time. For U.S. income tax purposes, the Subsidiary is a Controlled Foreign Corporation (“CFC”) not subject to U.S. income taxes. As a wholly-owned CFC, however, the Subsidiary’s net income and capital gains, if any, will be included each year in the Fund’s investment company taxable income.

(c)	Subsequent Events Evaluation

In preparing these financial statements, the Funds have evaluated events and transactions through the date of issuance for potential recognition or disclosure resulting from subsequent events. This evaluation did not result in any subsequent events that necessitated disclosures and/or adjustments to the financial statements, other than the following:

The Board of Trustees of the Trusts, based upon the recommendation of the Advisor, determined to terminate the Funds’ Distribution Plans pursuant to Rule 12b-1 under the Investment Company Act of 1940, as amended, effective as of April 1, 2021. As a result, Service Shares of the Funds no longer pay Rule 12b-1 fees as of April 1, 2021. In addition, to correspond with the discontinuation of the Funds’ Rule 12b-1 plans, each Fund’s Expense Cap for Service Shares was lowered by 25 basis points to reflect to the removal of Rule 12b-1 fees, effective April 1, 2021.

(d)	Repurchase Agreements

Each Fund may enter into repurchase agreements with banks and securities dealers. These transactions involve the purchase of securities with a simultaneous commitment to sell the securities to the bank or the dealer at an agreed-upon date and price. A repurchase agreement is accounted for as an investment by the Fund, collateralized by securities, which are delivered to the Fund’s Custodian or to an agent bank under a tri-party agreement. The securities are marked-to-market daily and additional securities are acquired as needed, to ensure that their value equals or exceeds the repurchase price plus accrued interest.

(e)	Federal Income Taxes

The Funds intend to continue to comply with the requirements of sub-chapter M of the Internal Revenue Code necessary to qualify as regulated investment companies and to make the requisite distributions of income and capital gains to shareholders sufficient to relieve the Funds from all or substantially all Federal income taxes. Therefore, no Federal income tax provision is required.

The Funds have adopted financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. In order to avoid imposition of the excise tax applicable to regulated investment companies, it is also each Fund’s intention to declare as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and 98.2% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts from prior years. The Funds have reviewed all open tax years and major jurisdictions and concluded that no provision for income tax is required in the Funds’ financial statements. As of and during the year ended March 31, 2021, the Funds did not have any tax positions that did not meet the “more-likely-than-not” threshold of being sustained by the applicable tax authority and did not have liabilities for any unrecognized tax benefits. The Funds

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense on the Statements of Operations. During the fiscal year ended March 31, 2021, the Funds did not incur any interest or penalties. The Funds’ Federal and state income and Federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(f)	Use of Estimates

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reported period. Actual results could differ from those estimates.

(g)	Indemnifications

Under each Trust’s organizational documents, its officers and trustees are indemnified against certain liability arising out of their performance of their duties to the Funds. In addition, in the normal course of business, the Funds enter into contracts that contain a variety of representations and warranties that provide general indemnifications. The Funds’ maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, the Funds expect the risk of loss to be remote.

(h)	Expenses

Many expenses of the Funds can be directly attributed to a specific Fund. Additionally, some expenses can be directly attributed to a specific Trust, in which case the expense is apportioned among the Funds within that Trust based on relative net assets. Expenses that cannot be directly attributed to a specific Fund or Trust are apportioned among all the Funds based on relative net assets.

(i)	Organization and Offering Costs

Organization costs consist of costs incurred to establish a Fund and enable it legally to do business. The Funds expense organizational costs as incurred. These expenses were advanced by the Advisor, and the Advisor has agreed to reimburse the Funds for these expenses, subject to potential recovery (see Note 4). Offering costs are accounted for as deferred costs until operations begin. Offering costs include legal fees regarding the preparation of the initial registration statement. Offering costs are then amortized to expense over twelve months on a straight-line basis.

(j)	Security Transactions and Income Recognition

Security transactions are accounted for on trade date. Dividend income is recognized on the ex-dividend date, and the interest income recorded using the effective yield method is accrued daily, and is recognized on an accrual basis. Premiums and discounts on the purchase of securities are amortized/accreted using the effective interest method. Withholding taxes on foreign dividends and taxes on capital gains, which are included as a component of net investment income and realized gain (loss) on investments, respectively, have been provided in accordance with the Trusts’ understanding of the applicable country’s tax rules and rates. Any deferred foreign capital gains tax is accrued based upon net unrealized gains, and is payable upon sale of such investment. Realized gains and losses on investment transactions are determined using the high cost method. Return of capital distributions received from REIT securities are recorded as an adjustment to the cost of the security and thus may impact unrealized or realized gains or losses on the security. Gains and losses from paydowns on mortgage and asset backed securities are recorded as adjustments to interest income. Distributions from underlying investment companies are classified as investment income or realized gains based on the U.S. income tax characteristics of the distribution.

(k)	Distributions to Shareholders

The Funds, with the exception of the Core Fixed Income Fund, Multi-Asset Income Allocation Fund, Flexible Income Allocation Fund, Conservative Income Fund, Income Fund and Growth and Income Fund will distribute any net investment income at least annually. The Core Fixed Income Fund, Multi-Asset Income Allocation Fund and Flexible Income Allocation Fund will distribute any net investment income quarterly. The Conservative Income Fund, Income Fund and Growth and Income Fund will generally distribute any net investment income monthly. All of the Funds will generally distribute any net realized long or short-term capital gains at least annually. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date. The Funds may also pay a special distribution at the end of the calendar year to comply with Federal tax requirements.

(l)	Derivatives

Each Fund may invest in derivative securities including put options, futures, forward currency contracts and swaps. These instruments may be used by a Fund for hedging purposes as well as direct investment.

Forward Currency Contracts

The Funds may enter into forward currency contracts, obligating the Funds to deliver and receive currency at a specified future date. Transactions involving forward currency contracts may serve as long hedges (for example, if a Fund seeks to buy a security denominated in a foreign security, it may purchase a forward currency contract to lock in the U.S. dollar price of the security) or as short hedges (if a Fund anticipates selling a security denominated in a foreign currency, it may sell a forward currency contract to lock in the U.S. dollar equivalent of the anticipated sales proceeds). Forward contracts are valued daily and unrealized appreciation or depreciation is recorded daily as the difference between the contract exchange rate and the closing forward rate applied to the face amount of the contract.

Options

The Funds may purchase and write call or put options on securities and indices and enter into related closing transactions. All of the Funds may invest in options that are listed on U.S. exchanges or traded over the counter. Exchange-traded options are valued at the last reported sale price on the exchange on

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

which the security underlying the option is principally traded. If no sales are reported on a particular day for exchange-traded options, or the options are not exchange-traded, the options are valued at the mean between the most recent quoted bid and asked quotations at the close of the exchange. The premium that a Fund pays when purchasing a call option or receives when writing a call option will reflect, among other things, the market price of the security, the relationship of the exercise price to the market price of the security, the relationship of the exercise price to the volatility of the security, the length of the option period and supply and demand factors. The premium is the value of an option at the date of purchase.

A purchaser (holder) of a put option pays a non-refundable premium to the seller (writer) of a put option to obtain the right to sell a specified amount of a security at a fixed price (the exercise price) during a specified period (exercise period). Conversely, the seller (writer) of a put option, upon payment by the holder of the premium, has the obligation to buy the security from the holder of the put option at the exercise price during the exercise period.

Futures

Each Fund has the ability to buy and sell stock index futures contracts traded on domestic stock exchanges to hedge the value of its portfolio against changes in market conditions. A stock index futures contract is an agreement between two parties to take or make delivery of an amount of cash equal to a specified dollar amount, times the difference between stock index value at the close of the last trading day of the contract and the price at which the futures contract is originally struck. A stock index futures contract does not involve the physical delivery of the underlying stocks in the index. Although stock index futures contracts call for the actual taking of delivery of cash, in most cases a Fund expects to liquidate its stock index futures positions through offsetting transactions, which may result in a gain or loss, before cash settlement is required.

The Funds may purchase or sell other types of futures contracts, including those based on particular interest rates, securities, foreign currencies, securities indices and other financial instruments and indices. The Funds may also purchase and write call and put options on such futures contracts, in order to seek to increase total return or to hedge against changes in interest rates, securities prices, or currency exchange rates, or, to the extent permitted by its investment policies, to otherwise manage its portfolio of investments.

Futures contracts are valued at the daily quoted settlement prices.

Swaps

The Funds may enter into interest rate, mortgage, credit, currency and total return swaps, interest rate caps, floors and collars. The Funds may also purchase and write (sell) options contracts on swaps, referred to as “swaptions”. The Funds may enter into swap transactions for hedging purposes or to seek to increase total return. Since interest rate, mortgage, credit and currency swaps and interest rate caps, floors and collars are individually negotiated, the Funds expect to achieve an acceptable degree of correlation between their portfolio investments and their swap, cap, floor and collar positions.

Swap agreements are valued using the daily mean and unrealized appreciation or depreciation is recorded daily as the difference between the prior day and current day closing price.

Derivative Instruments and Hedging Activities

Each Trust has adopted derivative instruments disclosure standards, in order to enable the investor to understand how and why an entity used derivatives, how derivatives are accounted for, and how derivative instruments affect an entity’s results of operations and financial position.

In general, the use of derivatives may increase the risk within the Funds. The use of over-the-counter derivatives involves the risk that the counterparty to the contract will fail to make required payments or otherwise comply with the terms of the contract. The results achieved by the use of derivatives in the Funds may not match or fully offset changes in the value of the underlying financial assets being hedged or the investment opportunity the Funds were pursuing, thereby failing to achieve, to an extent, the original purpose for using the derivatives. Certain types of derivatives may create leverage insofar as the Funds may receive returns (or suffer losses) exceeding the initial amounts the Funds committed in connection with the derivatives. The use of derivatives can result in losses or gains to the Funds exceeding the amount the Funds would have experienced in the absence of using derivatives. A relatively small price movement in a derivative may result in an immediate and substantial loss, or gain, to the Funds.

GuideMark® Core Fixed Income Fund

During the year, the Fund used fixed income derivatives including U.S. Treasury futures and credit default swaps on investment grade fixed income indices (CDX and CMBX), for both hedging and investment purposes, primarily duration management, risk management, and the pursuit of relative value opportunities. Futures contracts used in the Fund during the year included those based on short, medium, and long-term U.S. Treasury debt.

The Fund used futures contracts during the year primarily to manage interest rate risk. The Fund used investment grade CDX and CMBX to efficiently manage investment grade credit exposure.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2021

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Credit Contracts – Swaps	Appreciation on swap agreements	$9,253	Depreciation on swap agreements	$—

Interest Rate Contracts – Swaps	Appreciation on swap agreements	371,055	Depreciation on swap agreements	—

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts**	441,425	Unrealized depreciation on futures contracts**	—
Total		$821,733		$—

*	Represents cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.
**	Included in total distributable earnings on the Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Statement of Operations for the year ended March 31, 2021

Amount of Realized Gain or (Loss) on Derivatives
	Futures Contracts	Swaps	Written Options	Purchased Options*	Total
Credit Contracts	$—	$(573,709)	$716,334	$(13,402)	$129,223
Interest Rate Contracts	747,454	(1,374,912)	—	—	(627,458)

Total	$747,454	$(1,948,621)	$716,334	$(13,402)	$(498,235)

*	Included in net realized gain (loss) on investments as reported in the Statement of Operations.

Change in Unrealized Appreciation or (Depreciation) on Derivatives
	Futures Contracts	Swaps	Written Options	Purchased Options*	Total
Credit Contracts	$—	$109,855	$47,567	$—	$157,422
Interest Rate Contracts	485,295	1,653,340	—	12,484	2,151,119

Total	$485,295	$1,763,195	$47,567	$12,484	$2,308,541

*	Included in net change in unrealized appreciation (depreciation) on investments as reported in the Statement of Operations.

GuidePath® Managed Futures Strategy Fund

The Fund uses a set of proprietary quantitative models to identify price trends in equity, fixed income, currency and commodity instruments, and may have both short and long exposures within an asset class based on an analysis of asset price trends. Under normal market conditions, the Fund will make extensive use of derivative instruments, in particular futures contracts, to capture the exposures suggested by its absolute return strategy while also adding value through volatility management. These market exposures, which are expected to change over time, may include exposures to global equity and fixed income securities, securities indices, currencies, commodities and other instruments. During the year ended March 31, 2021, the Fund used long and short contracts on U.S. and foreign government bonds, U.S. and foreign equity market indices, foreign currencies, commodities (through investments in the Subsidiary) and short-term interest rates to capture the exposures suggested by the quantitative investment models.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

Consolidated Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2021

	Asset Derivatives		Liability Derivatives
	Consolidated Statement of Assets and Liabilities Location	Value	Consolidated Statement of Assets and Liabilities Location	Value
Commodity Contracts – Futures*	Unrealized appreciation on futures contracts**	$2,259,572	Unrealized depreciation on futures contracts**	$1,195,543

Equity Contracts – Futures*	Unrealized appreciation on futures contracts**	893,981	Unrealized depreciation on futures contracts**	335,247

Foreign Exchange Contracts – Forward Currency Contracts	Unrealized appreciation on forward currency contracts	81,690	Unrealized Depreciation on forward currency contracts	410,102

Foreign Exchange Contracts – Futures*	Unrealized appreciation on futures contracts**	1,174,726	Unrealized depreciation on futures contracts**	280,622

Interest Rate Contracts – Futures*	Unrealized appreciation on futures contracts**	1,884,444	Unrealized depreciation on futures contracts**	38,635
Total		$6,294,413		$2,260,149

*	Represents cumulative appreciation/depreciation as reported on the Consolidated Schedule of Open Futures Contracts.
**	Included in total distributable earnings on the Consolidated Statement of Assets and Liabilities.

The Effect of Derivative Instruments on the Consolidated Statement of Operations for the year ended March 31, 2021

Amount of Realized Gain (Loss) on Derivatives
	Futures Contracts	Forward Currency Contracts	Total
Commodity Contracts	$9,721,640	$—	$9,721,640
Equity Contracts	12,624,846	—	12,624,846
Foreign Exchange Contracts	2,029,033	1,172,575	3,201,608
Interest Rate Contracts	6,072,558	—	6,072,558

Total	$30,448,077	$1,172,575	$31,620,652

Change in Unrealized Appreciation (Depreciation) on Derivatives
	Futures Contracts	Forward Currency Contracts	Total
Commodity Contracts	$(3,082,808)	$—	$(1,741,187)
Equity Contracts	1,033,271	—	1,033,271
Foreign Exchange Contracts	99,230	(1,901,107)	(1,664,348)
Interest Rate Contracts	(1,861,827)	—	(3,340,977)

Total	$(3,812,134)	$(1,901,107)	$(5,713,241)

GuidePath® Growth and Income Fund

During the year, the Fund used equity derivatives including S&P 500 Index futures and S&P 500 Index and exchange trade funds (“ETFs”) options, for both hedging and investment purposes, primarily risk management, and the pursuit of excess premium opportunities. The Fund used futures contracts during the year primarily to manage portfolio risk (volatility). The Fund wrote collateralized put options in an attempt to generate returns through receiving the option premiums; together with investments in fixed income instruments, it intended to lower the volatility relative to as if the Fund held the S&P 500 index.

Statement of Assets and Liabilities – Values of Derivative Instruments as of March 31, 2021

	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Value	Statement of Assets and Liabilities Location	Value
Equity Contracts – Futures*	Unrealized appreciation on futures contracts**	$—	Unrealized depreciation on futures contracts**	$19,928

Equity Contracts – Options	Investments, at Value	—	Options Written, at Value	116,815
Total		$—		$136,743

*	Represents cumulative appreciation/depreciation as reported on the Schedule of Open Futures Contracts.
**	Included in total distributable earnings on the Statement of Assets and Liabilities.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

The Effect of Derivative Instruments on the Statement of Operations for the year ended March 31, 2021

Amount of Realized Gain (Loss) on Derivatives
	Futures Contracts	Written Options	Total
Equity Contracts	$(2,047,298)	$4,077,844	$2,030,546

Total	$(2,047,298)	$4,077,844	$2,030,546

Change in Unrealized Appreciation (Depreciation) on Derivatives
	Futures Contracts	Written Options	Total
Equity Contracts	$19,639	$148,265	$167,904

Total	$19,639	$148,265	$167,904

Volume Disclosures

The average monthly value outstanding of purchased and written options during the year ended March 31, 2021 were as follows:

	GuideMark® Core Fixed Income Fund	GuidePath® Managed Futures Strategy Fund	GuidePath® Growth and Income Fund
Purchased Options	$109	$—	$—
Written Options	$(61,444)	$—	$(336,589)

The average monthly notional amount outstanding of futures, forwards and swaps during the year ended March 31, 2021 were as follows:

Long Positions	GuideMark® Core Fixed Income Fund	GuidePath® Managed Futures Strategy Fund	GuidePath® Growth and Income Fund
Futures	$6,950,142	$1,053,157,342	$1,086,808
Forwards	$—	$44,515,204	$—
Swaps	$13,744,615	$—	$—

Short Positions	GuideMark® Core Fixed Income Fund	GuidePath® Managed Futures Strategy Fund	GuidePath® Growth and Income Fund
Futures	$(9,221,270)	$(189,793,280)	$(3,553,025)
Forwards	$—	$(61,033,621)	$—

Derivative Risks

The risks of using the various types of derivatives in which the Funds may engage include: the risk that movements in the value of the derivative may not fully offset or complement instruments currently held in the Funds in the manner intended by the Advisor or sub-advisor; the risk that the counterparty to a derivative contract may fail to comply with its obligations to the Funds; the risk that there may not be a liquid secondary market for the derivative at a time when the Funds would look to disengage the position; the risk that additional capital from the Funds may be called upon to fulfill the conditions of the derivative contract; the risk that the use of derivatives in the Funds may induce leverage in the Funds, and the risk that the cost of the derivative contracts may reduce the overall returns experienced by the Funds.

Offsetting Assets and Liabilities

GuideMark® Core Fixed Income Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

The table below, as of March 31, 2021, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Description / Counterparty
Futures
Credit Suisse	$47,742	$—	$47,742	$—	$—	$47,742
Swaps
Morgan Stanley	529,127	(8,249)	520,878	—	—	520,878

	$576,869	$(8,249)	$568,620	$—	$—	$568,620

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Description / Counterparty
Swaps
Morgan Stanley	$8,249	$(8,249)	$—	$—	$—	$—

	$8,249	$(8,249)	$—	$—	$—	$—

GuidePath® Managed Futures Strategy Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of March 31, 2021, discloses both gross information and net information about instruments and transactions eligible for offset in the Consolidated Statement of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Consolidated Statement of Assets and Liabilities, except in the case of futures contracts.

Assets				Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Assets	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Received	Net Amount
Description / Counterparty
Forwards
NatWest	$81,690	$—	$81,690	$(81,690)	$—	$—
Futures*
Goldman Sachs	2,392,629	(691,358)	1,701,271	(222,961)	—	1,478,310

	$2,474,319	$(691,358)	$1,782,961	$(304,651)	$—	$1,478,310

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

Liabilities				Gross Amounts not offset in the Consolidated Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Consolidated Statement of Assets and Liabilities	Net Amounts Presented in the Consolidated Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Description / Counterparty
Forwards
NatWest	$410,102	$—	$410,102	$(81,690)	$(260,000)	$68,412
Futures*
Goldman Sachs	914,319	(691,358)	222,961	(222,961)	—	—

	$1,324,421	$(691,358)	$633,063	$(304,651)	$(260,000)	$68,412

*	Cumulative appreciation/ depreciation on futures contracts is reported in the Consolidated Schedule of Open Futures Contracts—variation margin and recievable/payable for unsettled open futures contracts presented above is presented in the Consolidated Statement of Assets and Liabilities.

GuidePath® Growth and Income Fund

The Fund is subject to various Master Netting Arrangements, which govern the terms of certain transactions with select counterparties. The Master Netting Arrangements allow the Fund to close out and net its total exposure to a counterparty in the event of a default with respect to all the transactions governed under a single agreement with a counterparty. The Master Netting Arrangements also specify collateral posting arrangements at pre-arranged exposure levels. Under the Master Netting Arrangements, collateral is routinely transferred if the total net exposure to certain transactions (net of existing collateral already in place) governed under the relevant Master Netting Arrangement with a counterparty in a given account exceeds a specified threshold depending on the counterparty and the type of Master Netting Arrangement.

The table below, as of March 31, 2021, discloses both gross information and net information about instruments and transactions eligible for offset in the Statements of Assets and Liabilities, and instruments and transactions that are subject to an agreement similar to a master netting agreement as well as amounts related to collateral held at clearing brokers and counterparties. For financial reporting purposes, the Fund does not offset derivative assets and liabilities, and any related collateral received or pledged, on the Statement of Assets and Liabilities, except in the case of futures contracts.

Liabilities				Gross Amounts not offset in the Statement of Assets and Liabilities
	Gross Amounts of Recognized Liabilities	Gross Amounts Offset in the Statement of Assets and Liabilities	Net Amounts Presented in the Statement of Assets and Liabilities	Financial Instruments	Cash Collateral Pledged	Net Amount
Description / Counterparty
Options Written
Interactive Brokers	$116,815	$—	$116,815	$(116,815)	$—	$—

	$116,815	$—	$116,815	$(116,815)	$—	$—

In some instances, the collateral amounts disclosed in the tables were adjusted due to the requirement to limit the collateral amounts to avoid the effect of overcollateralization. Actual collateral received/pledged may be more than the amounts disclosed herein.

Due to the absence of a master netting agreement relating to the Funds’ participation in securities lending, no additional disclosures have been made on behalf of the Funds. Please reference Note 7 for collateral related to securities on loan.

(m)	Securities Purchased or Sold on a Forward-Commitment Basis

The Funds may enter into when-issued or other purchase or sale transactions that specify forward delivery of a financial security. In connection with this ability, the Funds may enter into mortgage “dollar rolls” in which a Fund sells securities in the current month for delivery and simultaneously contracts with the same counterparty to repurchase similar (same type, coupon and maturity), but not identical securities on a specified future date. The party that is obligated to buy a security in the future will retain the use of their funds, and will benefit from any interest that is earned on those funds from the day that they enter into the forward contract until the day that they take delivery and pay for the security. Each Fund designated and maintains cash and/or marketable securities at least equal in value to commitments for securities purchased on a forward-commitment basis.

(n) Foreign Securities – For purposes of these financial statements, foreign securities are defined as securities issued by companies that are organized outside the United States. Investing in these types of securities make a fund more susceptible to additional risks. These risks include currency fluctuations, political and economic instability, less government regulation, less publicly available information, limited trading markets, differences in financial reporting standards, fewer protections for passive

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

investors and less stringent regulation of securities markets. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of comparable U.S. companies and the U.S. government. Occasionally, events that affect these values and exchange rates may occur after the close of the exchange on which such securities are traded. If such events materially affect the value of a Fund’s securities, these securities may be valued at their fair value pursuant to procedures adopted by the Board.

(o)	Foreign Currency Translation

The accounting records of the Funds are maintained in U.S. dollars. Investment securities and all other assets and liabilities of the Funds denominated in a foreign currency are translated into U.S. dollars at current exchange rates. Purchases and sales of securities, income receipts, and expense payments are translated into U.S. dollars at the exchange rate in effect on the dates of the respective transactions. The Funds do not isolate the portion of the fluctuations on investments resulting from changes in foreign currency exchange rates from the fluctuations in market prices of investments held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on foreign currencies include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on foreign currency transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on a Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments includes changes in the value of investments resulting from exchange rates.

The value of the Funds’ foreign holdings as measured in U.S. dollars may be affected unfavorably by changes in foreign currency exchange rates, as a change in the value of a foreign currency against the U.S. dollar generally will result in a corresponding change in the U.S. dollar value of securities denominated in that currency held by a Fund. In addition to the risks of foreign currency exchange rates generally, trading in the currencies of certain countries may face periods of limited liquidity or the political risk of exchange controls or currency repatriation restrictions, which may in turn make such holdings denominated in those currencies difficult to value. The Funds may also incur losses in connection with conversions between various currencies.

(p)	Restricted and Illiquid Securities

No Fund may acquire any illiquid investment if, immediately after the acquisition, the Fund would have invested more than 15% of it’s net assets in illiquid investments that are assets. The Advisor, with the assistance of the sub-advisors and/or pricing services, will determine the value of such securities in good faith pursuant to procedures adopted by the applicable Board of Trustees. Illiquid securities present the risks that a Fund may have difficulty valuing these holdings and/or may be unable to sell these holdings at the time or price desired. There are no restrictions on each Fund’s ability to invest in restricted securities (that is, securities that are not registered pursuant to the Securities Act of 1933), except to the extent such securities may be considered illiquid. Securities issued pursuant to Rule 144A of the Securities Act of 1933 will be considered liquid if determined to be so under the Funds’ liquidity guidelines.

(q)	Auction Rate Securities

The Core Fixed Income Fund and each of the GPS Funds II portfolios may invest in auction rate municipal securities. Auction rate securities usually permit the holder to sell the securities in an auction at par value at specified intervals. The dividend is reset by “Dutch” auction in which bids are made by broker-dealers and other institutions for a certain amount of securities at a specified minimum yield. The dividend rate set by the auction is the lowest interest or dividend rate that covers all securities offered for sale. While this process is designed to permit auction rate securities to be traded at par value, there is a risk that an auction will fail due to insufficient demand for the securities.

(r)	Short Sales

Although not currently part of any Fund’s principal investment strategy, each Fund has the ability to make equity short sales. Short sales are transactions where a Fund sells securities it does not own in anticipation of a decline in the value of the securities.

(s)	Trustee Compensation

During the year ended March 31, 2021, for the services performed as Trustees of the consolidated Board of GPS Funds I, GPS Funds II, and Savos Investments Trust, which currently consists of one fund, the Independent Trustees receive a retainer fee of $87,500 per year, $5,000 for each quarterly meeting and annual agreement renewal review meeting, whether held in-person or telephonically, $5,000 for each special meeting attended in person and $2,000 for each special meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at such meetings. Effective April 1, 2021, the Trustees will receive a retainer fee of $90,000 per year, $5,000 for each quarterly meeting and annual agreement renewal review meeting, whether held in-person or telephonically, $5,000 for each special meeting attended in person and $2,500 for each special meeting attended telephonically, as well as reimbursement for expenses incurred in connection with attendance at such meetings. The fees are allocated proportionally to each Fund within the Trusts based on total assets under management.

The “interested persons” who serve as Trustees of the Trusts receive no compensation from the Trusts for their services as Trustees. The Funds reimburse the Advisor an allocated amount for the compensation and related expenses of certain officers of the Trusts who provide compliance services to the Funds. The aggregate amount of all such reimbursements is determined by the Trustees. No other compensation or retirement benefits are received by any Trustee or officer from the Funds.

(t)	Pending Litigation

The Funds are subject to claims and suits that arise from time to time in the ordinary course of business (for example, in The Tribune Company Bankruptcy, certain creditors have filed actions against all shareholders of The Tribune Company, which included the GuideMark® Emerging Markets Fund, who tendered shares when the Tribune Company went private in

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

2007 in a leveraged buy-out transaction, seeking the return of proceeds received by the shareholders). Although management currently believes that resolving claims against us, individually or in aggregate, will not have a material adverse impact on financial position, results of operations, or cash flows, these matters are subject to inherent uncertainties and management’s view of these matters may change in the future.

(u)	Participatory Notes (“participation notes”)

Each Fund may invest in participation notes. Participation notes are unsecured, bearer securities typically issued by financial institutions, the return of which is generally linked to the performance of the underlying listed shares of a company in an emerging market (for example, the shares in a company incorporated in India and listed on the Bombay Stock Exchange). Participation notes are often used to gain exposure to securities of companies in the markets that restrict foreign ownership of local companies.

The terms of participation notes vary widely. Investors in participation notes do not have or receive any rights relating to the underlying shares, and the issuers of the notes may not be obligated to hold any shares in the underlying companies. Participation notes are not currently regulated by the governments of the countries upon which securities the notes are based. These instruments, issued by brokers with global registration, bear counterparty risk and may bear additional liquidity risk. These securities have been deemed to be liquid as of March 31, 2021.

4.	Investment Advisor

Each Trust has an Investment Advisory Agreement (the “Agreement”) with AssetMark, Inc. (the “Advisor” or “AssetMark”), with whom certain officers and trustees of the Trust are affiliated, to furnish investment advisory services to the Funds. Under the terms of the Agreement, the Funds compensate the Advisor for its management services at the following annual contractual rates, based on each Fund’s average daily net assets:

Large Cap Core Fund	0.45%
Emerging Markets Fund	0.59%
Small/Mid Cap Core Fund	0.57%
World ex-US Fund	0.50%
Core Fixed Income Fund	0.40%
Growth Allocation Fund	0.25%
Conservative Allocation Fund	0.25%
Tactical Allocation Fund	0.35%
Absolute Return Allocation Fund	0.35%
Multi-Asset Income Allocation Fund	0.35%
Flexible Income Allocation Fund	0.25%
Managed Futures Strategy Fund	1.05%
Conservative Income Fund	0.35%
Income Fund	0.45%
Growth and Income Fund	0.45%

AssetMark also provides certain administrative services to the shares of the Conservative Income Fund, Income Fund and Growth and Income Fund, and to the Service Shares of the remaining Funds, pursuant to Administrative Services Agreements between the Funds and AssetMark, for which AssetMark receives a fee of 0.25% of the average daily net assets of the applicable class of shares of each Fund. The administrative services may include: (1) development and maintenance of a web-based software platform for both investment advisers and clients; (2) creation of a customized full color client investment policy statement for each individual client; (3) initiation and set up of individual client accounts, as well as the daily administration, reconciliation and trading of accounts, including automated rebalancing among Funds in connection with the asset allocation strategy selected by the client; (4) production and distribution of comprehensive full-color quarterly performance reviews; (5) facilitation of new account investments, withdrawals, transfers, and account re-registrations with the applicable account custodian; (6) review and follow-up on all custodial paperwork; (7) telephone and on-line customer support, provided by a highly trained and licensed customer service department; (8) compliance work associated with the delivery of the AssetMark Platform services, including, but not limited to, maintaining Form ADV, handling regulatory audits, monitoring Code of Ethics, assisting financial advisory firms with compliance questions and concerns, and maintaining and updating all agreements financial advisors utilize with their clients; and (9) legal work associated with administering the AssetMark Platform. Investors holding Service Shares the Funds and/or shares of the Conservative Income Fund, Income Fund and Growth and Income Fund outside of the AssetMark Platform are subject to these administrative services fees, but may not receive all of the related services.

In addition, GPS Funds I and the Advisor have also entered into a Fee Waiver Agreement designed to provide Fund shareholders with the economic benefits of economies of scale that may be realized as Fund assets increase. Under the Fee Waiver Agreement, the Advisor has contractually agreed to waive, 0.025% of each Fund’s annual advisory fee on GPS Funds I assets in excess of $6 billion and an additional 0.025% of each Fund’s annual advisory fee on GPS Funds I assets in excess of $12 billion.

Each Fund and the Advisor have also entered into an Expense Limitation Agreement under which the Advisor has agreed to waive, through July 31, 2022, its management fee and/or reimburse each Fund’s other expenses to the extent necessary to ensure that the Fund’s net annual operating expenses (excluding taxes, interest, trading costs, acquired fund expenses, expenses paid with securities lending expense offset credits and non-routine expenses) do not exceed the following rates (“Expense Limits”), based on daily net assets of each class of each Fund:

	Service Class	Institutional Class	Single Class
Large Cap Core Fund	1.24%	0.64%	—
Emerging Markets Fund	1.65%	1.05%	—
Small/Mid Cap Core Fund	1.45%	0.85%	—
World ex-US Fund	1.39%	0.79%	—
Core Fixed Income Fund	1.19%	0.59%	—
Growth Allocation Fund	1.00%	0.40%	—
Conservative Allocation Fund	0.70%	0.10%	—
Tactical Allocation Fund	1.10%	0.50%	—
Absolute Return Allocation Fund	0.80%	0.20%	—
Multi-Asset Income Allocation Fund	1.10%	0.50%	—
Flexible Income Allocation Fund	0.75%	0.15%	—
Managed Futures Strategy Fund	1.90%	1.30%	—
Conservative Income Fund	—	—	0.64%
Income Fund	—	—	0.79%
Growth and Income Fund	—	—	0.79%

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

Effective April 1, 2021, the Expense Limits for the applicable Funds’ Service Shares were reduced by 25 basis points in connection with the termination of the Funds’ Rule 12b-1 Plan. See note 2(c).

Any such contractual waiver or reimbursement is subject to later adjustment to allow the Advisor to recoup amounts waived or reimbursed to the extent actual fees and expenses for a fiscal period are less than each Fund’s Expense Limits at the time of the waiver, provided, however, that the Advisor shall only be entitled to recoup such amounts for a period of three years after the end of the calendar month in which the fee or expense was waived or reimbursed. As of March 31, 2021, Large Cap Core Fund, Emerging Markets Fund Service Class Shares, Small/Mid Cap Core Fund, World ex-US Fund Service Class Shares, Growth Allocation Fund, Tactical Allocation Fund, Multi-Asset Income Allocation Fund and Managed Futures Strategy Fund have recouped all potential recoverable waivers or reimbursed expenses.

The Advisor is currently waiving fees and, in some cases, reimbursing expenses in the Funds listed below in order to keep these Funds at their Expense Limits. Waived expenses subject to potential recovery are as follows:

	Year of Expiration 03/31/2022	Year of Expiration 03/31/2023	Year of Expiration 03/31/2024
Emerging Markets Fund	$—	$9	$—
World ex-US Fund	17	3	21
Core Fixed Income Fund	187,844	132,507	123,677
Conservative Allocation Fund	461,910	778,668	725,482
Absolute Return Allocation Fund	735,890	847,340	590,940
Flexible Income Allocation Fund	67,053	205,738	289,266
Conservative Income Fund	55,574	70,018	38,716
Income Fund	58,215	74,536	27,465
Growth and Income Fund	56,091	124,031	81,402

Sub-advisory services are provided to certain of the Funds, pursuant to agreements between the Advisor and various sub-advisors. Under the terms of these sub-advisory agreements, the Advisor compensates each sub-advisor based on the portion of each Fund’s average daily net assets that is allocated to the sub-advisor.

5.	Distribution Plan

For the year ended March 31, 2021, each Trust, on behalf of the Service Shares class of its Funds, as applicable, had a distribution plan pursuant to Rule 12b-1 under the 1940 Act (the “12b-1 Plan”), which authorized each Fund to pay distribution fees at an annual rate of 0.25% of the average daily net assets of the Funds’ Service Shares. Payments under the 12b-1 Plan were used to compensate persons (including affiliates of the Trust) who provide support services in connection with the distribution of the Funds’ Service Shares class and servicing of the Funds’ Service Shares class shareholders. For example, these amounts are paid to financial intermediaries that perform back office shareholder servicing and recordkeeping services that facilitate the operation of the AssetMark Program through which the Funds are primarily distributed. The Advisor (and its affiliates) similarly received portions of such payments for their services provided to facilitate the operation of the program. These financial intermediaries and affiliates of the Trust also receive payments from the Trust outside of the 12b-1 Plan for shareholder services that are unrelated to distribution services. AssetMark BrokerageTM, LLC (“Distributor”), an affiliate of the Advisor, serves as the Funds principal underwriter and distributor. The Funds did not pay any commissions or other compensation, other than 12b-1 fees, to the Distributor during the Funds’ most recent fiscal year ended March 31, 2021.

As noted above, effective as of April 1, 2021, the Board determined to terminate the Funds’ 12b-1 Plans. As a result, Service Shares of the Funds no longer pay Rule 12b-1 fees as of April 1, 2021. Notwithstanding the foregoing, subsequent to the termination of the Rule 12b-1 Plans, financial intermediaries and affiliates of the Trust will continue to receive payments from the Trust outside of the 12b-1 Plan for shareholder services that are unrelated to distribution services.

6.	Service, Custody, and Line of Credit Agreements

The Funds have entered into Service Agreements with U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“Fund Services”) and a Custody Agreement with U.S. Bank, N.A. (“USB” or the “Custodian”), an affiliate of Fund Services. Under these agreements, Fund Services and the Custodian provide certain transfer agency, administrative, accounting and custody services.

The Funds have established a line of credit (“LoC”) with USB to be used for temporary or emergency purposes, primarily for financing redemption payments, using the securities in the Funds’ portfolios as collateral. Savos Investments Trust, which is also managed by AssetMark, is also party to the same LoC agreement. The LoC was renewed August 1, 2020 and will mature, unless renewed, on July 31, 2021. Borrowing under the LoC is limited to the lesser of 20% of the gross market value of a Fund, 20% of specific marketable securities acceptable to USB, or $250,000,000 for all Funds. The interest rate paid by the Funds on outstanding borrowings is equal to the prime rate, which was 3.25% at March 31, 2021. The Funds have authorized USB to charge any of the custody accounts of the Funds for any missed payments by the Funds. Interest expense incurred for the Funds is disclosed on the Statements of Operations.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

During the year April 1, 2020 to March 31, 2021, the details of the borrowings were as follows:

Fund	Average Daily Borrowings	Weighted Average Annualized Interest Rate	Maximum Borrowings
Large Cap Core Fund	$29,299	3.25%	$4,172,000
Emerging Markets Fund	43,227	3.25%	3,312,000
Small/Mid Cap Core Fund	15,619	3.25%	1,877,000
World ex-US Fund	51,537	3.25%	9,777,000
Core Fixed Income Fund	—	—	—
Growth Allocation Fund	260,466	3.25%	51,145,000
Conservative Allocation Fund	81,219	3.25%	18,115,000
Tactical Allocation Fund	—	—	—
Absolute Return Allocation Fund	600,737	3.25%	63,211,000
Multi-Asset Income Allocation Fund	44,258	3.25%	5,661,000
Flexible Income Allocation Fund	285,847	3.25%	29,886,000
Managed Futures Strategy Fund	—	—	—
Conservative Income Fund	—	—	—
Income Fund	83,819	3.25%	6,454,000
Growth and Income Fund	3,197	3.25%	681,000

7.	Securities Lending

The Trusts, on behalf of certain of the Funds, entered into securities lending arrangements with the Custodian. Under the terms of the agreement, the Custodian is authorized to loan securities on behalf of the Funds to approved brokers. In exchange, under normal market conditions, the Funds receive cash collateral in the amount of at least 102% of the value of securities loaned for domestic securities, and 105% of the value of securities loaned with respect to foreign securities. The cash collateral is invested in the Mount Vernon Liquid Assets Portfolio, LLC of which the investment objective is to seek to maximize income to the extent consistent with the preservation of capital and liquidity and maintain a stable Net Asset Value (“NAV”) of $1.00. Although risk is mitigated by the collateral, the Funds could experience a delay in recovering their securities and possible loss of income or value if the borrower fails to return the borrowed securities. In addition, the Funds bear the risk of loss associated with the investment of cash collateral received. After predetermined rebates to brokers, a percentage of the net securities lending revenue is credited to the Funds to be used as an offset against costs and other charges incurred by the Funds with the Custodian or its affiliates or, as directed in writing by the Funds, other service providers. The Custodian is paid a fee for administering a securities lending program for the Funds, equal to the remaining percentage of the net securities lending revenues generated under the agreement.

During the year ended March 31, 2021, the Funds (excluding the Managed Futures Strategy Fund) had loaned securities that were collateralized by cash. The Funds continue to receive interest payments or dividends on the securities loaned during the borrowing year. The cash collateral received was invested in securities as listed in each Fund’s Schedule of Investments. Income earned from these investments is allocated to each Fund based on each Fund’s portion of total cash collateral received. The Funds also receive compensation in the form of fees which depend on a number of factors including the type of security and length of the loan. Securities lending income is disclosed in each Fund’s Statement of Operations as a securities lending credit.

Secured Borrowings

Securities Lending Transactions
Overnight and Continuous	Investments Purchased with Proceeds from Securities Lending Collateral
Large Cap Core Fund	$33,919,804
Emerging Markets Fund	4,637,812
Small/Mid Cap Core Fund	6,578,455
World ex-US Fund	702,165
Core Fixed Income Fund	4,583,430
Growth Allocation Fund	273,607,847
Conservative Allocation Fund	117,653,868
Tactical Allocation Fund	104,133,886
Absolute Return Allocation Fund	33,662,416
Multi-Asset Income Allocation Fund	21,649,549
Flexible Income Allocation Fund	58,619,752
Managed Futures Strategy Fund	—
Conservative Income Fund	537,300
Income Fund	7,653,784
Growth & Income Fund	1,005,669

Amounts related to agreements not included in offsetting disclosure in footnote 3 (Offsetting Assets and Liabilities).	$668,945,737

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

8.	Investment Transactions

The aggregate purchases and sales of securities, excluding short-term investments, for the year ended March 31, 2021 are summarized below.

	Purchases	Sales
Large Cap Core Fund	$214,786,886	$169,028,130
Emerging Markets Fund	49,604,747	52,797,392
Small/Mid Cap Core Fund	28,184,101	39,358,821
World ex-US Fund	57,264,896	77,273,806
Core Fixed Income Fund*	550,640,925	488,515,116
Growth Allocation Fund	353,726,802	406,012,068
Conservative Allocation Fund	221,182,404	146,889,140
Tactical Allocation Fund	1,511,930,670	1,429,144,852
Absolute Return Allocation Fund	165,875,258	365,304,552
Multi-Asset Income Allocation Fund	88,737,444	93,297,791
Flexible Income Allocation Fund	590,726,057	430,386,201
Managed Futures Strategy Fund	—	—
Conservative Income Fund**	15,592,491	10,885,111
Income Fund	71,797,653	65,970,621
Growth and Income Fund***	79,417,931	52,214,075

*	Included in these amounts were $493,901,438 of purchases and $449,389,505 of sales of U.S. Government Securities.
**	Included in these amounts were $309,000 of purchases and $300,000 of sales of U.S. Government Securities.
***	Included in these amounts were $4,056,250 of purchases and $2,150,000 of sales of U.S. Government Securities.

9.	Transactions with Affiliates

The GuidePath® Absolute Return Allocation Fund owned 5% or more of the voting securities of the following company during the year ended March 31, 2021. As a result, this company is deemed to be an affiliated company. The below table represents fair value:

Issuer	Value as of April 1, 2020	Purchases	Sales	Realized Gain (Loss)

ProShares Investment Grade-Interest Rate Hedged ETF[1]	$29,836,379	$9,415,828	$24,845,900	$830,104

	$29,836,379	$9,415,828	$24,845,900	$830,104

Issuer	Change in Unrealized Appreciation (Depreciation)	Dividend Income	Fair Value as of March 31, 2021	Share Balance as of March 31, 2021

ProShares Investment Grade-Interest Rate Hedged ETF[1]	$3,164,895	$576,105	$18,401,306	238,699

	$3,164,895	$576,105	$18,401,306	238,699

1No	longer an affiliate as of March 31, 2021.

10.	COVID-19 Pandemic

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Funds’ invest depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Funds’ investments.

11.	New Accounting Pronouncements

In August 2018, FASB issued Accounting Standards Update (“ASU”) 2018-13, Fair Value Measurement (Topic 820): Disclosure Framework – Changes to the Disclosure Requirements for Fair

Value Measurement (“ASU 2018-13”). The primary focus of ASU 2018-13 is to improve the effectiveness of the disclosure requirements for fair value measurements. The changes affect all companies that are required to include fair value measurement disclosures. In general, the amendments in ASU 2018-13 are effective for all entities for fiscal years and interim periods within those fiscal years, beginning after December 15, 2019. An entity is permitted to early adopt the removed or modified disclosures upon the issuance of ASU 2018-13 and may delay adoption of the additional disclosures, which are required for public companies only, until their effective date. Management has evaluated ASU 2018-13 and has adopted the relevant provisions of the disclosure framework.

12.	Other Tax Information

Net investment income and realized gains and losses for Federal income tax purposes may differ from that reported on the financial statements because of permanent book-to-tax differences. GAAP requires that permanent differences between financial reporting and tax reporting be reclassified between various components of net assets.

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

These differences are primarily due to CFC income reversal, partnerships and equalization. On the Statements of Assets and Liabilities, the following adjustments were made:

	Total Distributable Earnings (Loss)	Capital Stock
Large Cap Core Fund	$(4)	$4
Emerging Markets Fund	9	(9)
Small/Mid Cap Core Fund	(10)	10
World ex-US Fund	—	—
Core Fixed Income Fund	18	(18)
Growth Allocation Fund	50	(50)
Conservative Allocation Fund	(321,342)	321,342
Tactical Allocation Fund	(146,482)	146,482
Absolute Return Allocation Fund	(2)	2
Multi-Asset Income Allocation Fund	(22)	22
Flexible Income Allocation Fund	(34)	34
Managed Futures Strategy Fund	(458,264)	458,264
Conservative Income Fund	187	(187)
Income Fund	2	(2)
Growth and Income Fund	—	—

The Funds intend to utilize capital loss carryforwards to offset future realized capital gains. Losses are carried forward indefinitely and any corresponding loss character is retained. Capital loss carryforwards available for Federal income tax purposes are as follows:

	Capital losses
	Short Term	Long Term	Utilized
Large Cap Core Fund	$1,584,575	$—	$(4,827,801)
Emerging Markets Fund	—	—	(479,613)
Small/Mid Cap Core Fund	—	—	—
World ex-US Fund	3,959,293	1,340,690	—
Core Fixed Income Fund	—	—	—
Growth Allocation Fund	—	—	(1,788,501)
Conservative Allocation Fund	—	—	(691,182)
Tactical Allocation Fund	—	—	—
Absolute Return Allocation Fund	—	2,985,570	(7,170,921)
Multi-Asset Income Allocation Fund	—	9,721,660	—
Flexible Income Allocation Fund	—	529,452	(8,745,275)
Managed Futures Strategy Fund	—	—	—
Conservative Income Fund	81,722	—	(18,665)
Income Fund	875,368	—	(1,014,069)
Growth and Income Fund	—	—	(1,178,671)

Additionally, at March 31, 2021, the Funds deferred on a tax basis losses as follows:

	Ordinary Late Year Loss	Capital Loss
Large Cap Core Fund	$—	$—
Emerging Markets Fund	—	—
Small/Mid Cap Core Fund	—	—
World ex-US Fund	—	—
Core Fixed Income Fund	—	—
Growth Allocation Fund	—	—
Conservative Allocation Fund	—	—
Tactical Allocation Fund	—	—
Absolute Return Allocation Fund	—	—
Multi-Asset Income Allocation Fund	—	—
Flexible Income Allocation Fund	—	—
Managed Futures Strategy Fund	—	—
Conservative Income Fund	3,677	—
Income Fund	—	—
Growth and Income Fund	—	—

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

A regulated investment company may elect for any taxable year to treat any portion of the qualified late year loss as arising on the first day of the next taxable year. Qualified late year losses are certain capital and ordinary losses which occur during the portion of the taxable year subsequent to October 31 and December 31, respectively.

The character of distributions for tax purposes paid during the fiscal years ended March 31, 2021 and March 31, 2020 are as follows:

	Year Ended March 31, 2021
	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Large Cap Core Fund	$2,201,345	$—
Emerging Markets Fund	177,627	—
Small/Mid Cap Core Fund	110,758	1,642,553
World ex-US Fund	2,716,002	—
Core Fixed Income Fund	4,964,515	636,513
Growth Allocation Fund	4,754,892	13,935,648
Conservative Allocation Fund	7,633,082	1,474,838
Tactical Allocation Fund	2,082,296	18,172,038
Absolute Return Allocation Fund	5,196,739	—
Multi-Asset Income Allocation Fund	3,193,649	—
Flexible Income Allocation Fund	4,975,241	—
Managed Futures Strategy Fund	—	6,730,017
Conservative Income Fund	33,188	—
Income Fund	628,224	—
Growth and Income Fund	795,837	—

	Year Ended March 31, 2020
	Ordinary Income Distributions	Long-Term Capital Gain Distributions
Large Cap Core Fund	$460,107	$4,125,368
Emerging Markets Fund	1,489,554	—
Small/Mid Cap Core Fund	23,201	963,221
World ex-US Fund	2,542,292	—
Core Fixed Income Fund	1,893,282	—
Growth Allocation Fund	10,455,186	—
Conservative Allocation Fund	8,126,703	—
Tactical Allocation Fund	3,986,966	12,464,579
Absolute Return Allocation Fund	8,313,720	—
Multi-Asset Income Allocation Fund	3,881,432	40,325
Flexible Income Allocation Fund	2,894,134	—
Managed Futures Strategy Fund	2,629,756	4,547,812
Conservative Income Fund	81,578	—
Income Fund	589,175	688
Growth and Income Fund	394,397	—

GuideMark® Funds & GuidePath® Funds

NOTES TO FINANCIAL STATEMENTS (Continued)

March 31, 2021

At March 31, 2021, the components of accumulated earnings (losses) on a tax basis were as follows:

	Large Cap Core Fund	Emerging Markets Fund	Small/Mid Cap Core Fund	World ex-US Fund	Core Fixed Income Fund
Cost of Portfolio	$376,038,202	$68,025,558	$59,127,968	$98,299,367	$232,668,829

Gross Unrealized Appreciation	$265,402,778	$36,979,681	$42,561,164	$42,762,947	$5,793,619
Gross Unrealized Depreciation	(5,168,714)	(3,261,683)	(2,395,715)	(3,407,861)	(2,970,910)

Net Unrealized Appreciation/(Depreciation)	260,234,064	33,717,998	40,165,449	39,355,086	2,822,709

Undistributed Ordinary Income	1,164,556	1,566,762	592,915	1,530,013	875,716
Undistributed Long-Term Cap Gains	—	1,736,546	5,603,577	—	1,079,581
Other Accumulated Gains/(Losses)	(1,584,669)	(382,827)	(12)	(5,299,983)	—

Total Distributable Earnings/(Loss)	259,813,951	36,638,479	46,361,929	35,585,116	4,778,006

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

	Growth Allocation Fund	Conservative Allocation Fund	Tactical Allocation Fund	Absolute Return Allocation Fund	Multi-Asset Income Allocation Fund
Cost of Portfolio	$998,230,381	$524,828,112	$537,992,043	$238,825,598	$136,361,436

Gross Unrealized Appreciation	$365,674,278	$63,616,512	$46,266,232	$11,816,540	$21,010,850
Gross Unrealized Depreciation	(12,913,234)	(8,838,536)	(8,819,957)	(2,967,890)	(3,105,808)

Net Unrealized Appreciation/(Depreciation)	352,761,044	54,777,976	37,446,275	8,848,650	17,905,042

Undistributed Ordinary Income	—	1,940,801	7,601,535	766,493	521,135
Undistributed Long-Term Cap Gains	13,005,666	1,437,834	429,604	—	—
Other Accumulated Gains/(Losses)	(12,025)	(12,025)	(12,025)	(2,997,595)	(9,721,660)

Total Distributable Earnings/(Loss)	365,754,685	58,144,586	45,465,389	6,617,548	8,704,517

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

	Flexible Income Allocation Fund	Managed Futures Strategy Fund	Conservative Income Fund	Income Fund	Growth and Income Fund
Cost of Portfolio*	$328,896,765	$196,978,014	$16,390,082	$45,737,413	$83,375,631

Gross Unrealized Appreciation	$7,629,134	$833,120	$56,253	$731,941	$5,284,354
Gross Unrealized Depreciation	(1,654,480)	(94,084)	(2,085)	(612,058)	(882,311)

Net Unrealized Appreciation/(Depreciation)	5,974,654	739,036	54,168	119,883	4,402,043

Undistributed Ordinary Income	38,212	14,193,328	—	6,099	2,772,261
Undistributed Long-Term Cap Gains	—	5,162,651	—	—	5,699,153
Other Accumulated Gains/(Losses)	(529,452)	535,916	(85,399)	(875,368)	—

Total Distributable Earnings/(Loss)	5,483,414	20,630,931	(31,231)	(749,386)	12,873,457

The differences between book-basis and tax-basis unrealized appreciation and depreciation is primarily attributable to the tax deferral of losses on wash sales and other temporary differences.

*	Portfolio includes investments and derivative contracts

GuideMark® Funds & GuidePath® Funds

REPORT OF REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of

GPS Funds I and GPS Funds II

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, open futures contracts, open swap contracts, and options written (including the consolidated statement of assets and liabilities and consolidated schedules of investments, open futures contracts and open forward currency contracts of GuidePath® Managed Futures Strategy Fund), of GPS Funds I and GPS Funds II comprising the funds listed below (the “Funds”) as of March 31, 2021, the related statements of operations, the statements of changes in net assets, the related notes, and the financial highlights for each of the periods indicated below (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of March 31, 2021, the results of their operations, the changes in net assets, and the financial highlights for each of the periods indicated below in conformity with accounting principles generally accepted in the United States of America.

Fund Name	Statements of Operations	Statements of Changes in Net Assets	Financial Highlights

GuideMark® Large Cap Core Fund,

GuideMark® Emerging Markets Fund,

GuideMark® Small/Mid Cap Core Fund,

GuideMark® World ex-US Fund,

GuideMark® Core Fixed Income Fund,

GuidePath® Growth Allocation Fund,

GuidePath® Conservative Allocation Fund,

GuidePath® Tactical Allocation Fund,

GuidePath® Absolute Return Allocation Fund,

GuidePath® Multi-Asset Income Allocation Fund, and

GuidePath® Flexible Income Allocation Fund

	For the year ended March 31, 2021	For the years ended March 31, 2021 and 2020	For the years ended March 31, 2021, 2020, 2019, 2018 and 2017
GuidePath® Managed Futures Strategy Fund	Consolidated for the year ended March 31, 2021	Consolidated for the years ended March 31, 2021 and 2020	Consolidated for the years ended March 31, 2021, 2020, 2019, 2018 and 2017
GuidePath® Conservative Income Fund, GuidePath® Income Fund, and GuidePath® Growth and Income Fund	For the year ended March 31, 2021	For the years ended March 31, 2021 and 2020	For the years ended March 31, 2021 and 2020 and for the period from April 30, 2018 (commencement of operations) through March 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the Funds’ auditor since 2014.

/s/ COHEN & COMPANY, LTD.

Milwaukee, Wisconsin

May 28, 2021

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION

March 31, 2021

Additional Information

1.	Shareholder Notification of Federal Tax Status (Unaudited)

The Funds designated the following percentages of dividends during the fiscal year ended March 31, 2021 as dividends qualifying for the dividends received deduction available to corporate shareholders and as dividends from net investment income that are qualifying income under the Jobs and Growth Tax Relief Reconciliation Act of 2003, respectively:

	Dividends received deduction % for corporate shareholders	% of dividends as qualified income
Large Cap Core Fund	100.00%	100.00%
Emerging Markets Fund	1.05%	65.09%
Small/Mid Cap Core Fund	90.81%	68.24%
World ex-US Fund	0.00%	100.00%
Core Fixed Income Fund	0.00%	0.00%
Growth Allocation Fund	85.03%	100.00%
Conservative Allocation Fund	22.25%	46.65%
Tactical Allocation Fund	0.00%	5.44%
Absolute Return Allocation Fund	0.00%	0.00%
Multi-Asset Income Allocation Fund	29.42%	52.20%
Flexible Income Allocation Fund	2.44%	2.65%
Managed Futures Strategy Fund	0.00%	0.00%
Conservative Income Fund	0.00%	0.00%
Income Fund	0.00%	0.00%
Growth and Income Fund	0.00%	0.00%

The Percentage of taxable ordinary income distributions that are designated as short-term capital gain distributions under Internal Revenue Section 871(k)(2)(C) for each Fund were as follows (unaudited).

% of dividends as short-term capital gain
Large Cap Core Fund	0.00%
Emerging Markets Fund	4.84%
Small/Mid Cap Core Fund	100.00%
World ex-US Fund	0.00%
Core Fixed Income Fund	42.11%
Growth Allocation Fund	0.00%
Conservative Allocation Fund	0.00%
Tactical Allocation Fund	0.00%
Absolute Return Allocation Fund	0.00%
Multi-Asset Income Allocation Fund	0.00%
Flexible Income Allocation Fund	0.00%
Managed Futures Strategy Fund	0.00%
Conservative Income Fund	0.00%
Income Fund	0.00%
Growth and Income Fund	0.00%

2.	Foreign Tax Credit Pass Through (Unaudited)

Pursuant to Section 853 of the Internal Revenue Code, the following Funds designate the following amounts as foreign taxes paid for the period ended March 31, 2021. Foreign taxes paid for purposes of Section 853 may be less than actual foreign taxes paid for financial statement purposes.

	Creditable Foreign Taxes Paid	Per Share Amount	Portion of Ordinary Income Distribution Derived from Foreign Sourced Income*
Emerging Markets	$259,188	$0.0441	94.37%
World ex-US Fund	282,892	0.0214	97.43%

*	The Funds listed above did not derive any income from “ineligible foreign sources” as defined under Section 901(j) of the Internal Revenue Code.

Foreign taxes paid or withheld should be included in taxable income with an offsetting deduction from gross income or as a credit for taxes paid to foreign governments.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2021

Above figures may differ from those cited elsewhere in this report due to differences in the calculation of income and gains under U.S. generally accepted accounting principles (book) purposes and Internal Revenue Service (tax) purposes.

Shareholders are strongly advised to consult their own tax advisers with respect to the tax consequences of their investments in the Funds. In January, shareholders, excluding corporate shareholders, receive an IRS 1099-DIV regarding the Federal tax status of the dividends and distributions they received in the calendar year.

3.	Disclosure Regarding Fund Trustees and Officers (Unaudited)

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years or Longer	# of Portfolios in Fund Complex Overseen by Trustee	Other Director/ Trustee Positions
GPS Funds I and GPS Funds II

Independent Trustees

David M. Dunford Year of Birth: 1949 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Lead Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, Senior Vice President, Merrill Lynch Insurance Group (1989-2001).	16	Trustee, Savos Investments Trust (2015-present); Director, New England Bancorp (2006-2016);

Paul S. Feinberg Year of Birth: 1942 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2013 for GPS Funds I and since 2011 for GPS Funds II)	Retired; formerly, President, CitiStreet Funds, Inc. (2000-2005); Executive Vice President and General Counsel, CitiStreet Associates LLC (insurance agency), CitiStreet Equities LLC (broker- dealer), CitiStreet Financial Services LLC (registered investment advisor) and CitiStreet Funds Management LLC (registered investment advisor) (1990-2005).	16	Trustee, Savos Investments Trust (2015-present);

Dennis G. Schmal Year of Birth: 1947 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Independent Trustee	Indefinite Term (since 2007 for GPS Funds I and since 2013 for GPS Funds II)	Self-employed consultant (1999-present); formerly, Partner, Arthur Andersen LLP (audit services) (1972-1999).	16	Trustee, Savos Investments Trust (2015-present); Director, Blue Calypso, Inc. (2015-2019); Director, Owens Realty Mortgage Inc. (2013-2019); Director, Cambria ETF Series Trust (2013-present); Director, Wells Fargo GAI Hedge Funds (2008-2019). Director, Merriman Holdings, Inc. (financial services) (2003-2016);
Interested Trustee

Carrie E. Hansen* Year of Birth: 1970 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Interested Trustee and Chairperson President	Indefinite Term since 2014 Renewed 1-Year Term since 2008	President, GPS Funds I (2007-present) and GPS Funds II (2011-present); President, Savos Investments Trust (“Savos”) (2008-present); Executive Vice President and Chief Operating Officer, AssetMark (2008-present); President, AssetMark Brokerage™, LLC (2013-present).	16	Trustee, Savos Investments Trust (2014-present); Director and Chairperson, AssetMark Trust Co. (2008-present); Director, AssetMark, Inc. (2013-present); Treasurer, Acalanes Boosters Club (2017-2019).

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2021

Name, Address and Year of Birth	Position(s) Held with the Trusts	Term of Office and Length of Time Served	Principal Occupation During Past Five Years
Officers of the Trusts**

John Koval Year of Birth: 1966 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Chief Compliance Officer and AML Compliance Officer	Renewed 1-Year Term since 2013	Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (2013-present); Interim Chief Compliance Officer, GPS Funds I, GPS Funds II, and Savos (September 2012-January 2013); Senior Compliance Officer, AssetMark (2011-2012); Chief Operating Officer, SEAL Capital, Inc. (2009-2010); Chief Compliance Officer, Cliffwood Partners LLC (2004-2009).

Patrick R. Young Year of Birth: 1982 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Vice President and Treasurer	Renewed 1-Year Term since 2014	Vice President and Treasurer, GPS Funds I, GPS Funds II, and Savos (May 2014-present); Director of Mutual Fund Operations and Finance, AssetMark (February 2016-present); Manager of Fund Administration, AssetMark (May 2014-February 2016); Senior Fund Administration Officer, AssetMark (2008-May 2014).

Christine Villas-Chernak Year of Birth: 1968 c/o AssetMark, Inc. 1655 Grant Street, 10th Floor Concord, CA 94520	Secretary	Renewed 1-Year Term since 2014	Secretary, GPS Funds I (2006-2013 and May 2014-present), GPS Funds II (2011-2013 and May 2014- present), Savos (2009-2010 and May 2014-present) Deputy Chief Compliance Officer, GPS Funds I (2009-present), GPS Funds II (2011-present) and GVIT (2009-2012); Senior Compliance Officer, AssetMark (2005-2009).

*	Ms. Hansen is a Trustee who is an “interested person” of the Trusts as defined in the 1940 Act because she is an officer of AssetMark or certain of its affiliates.
**	Each Officer of the Trusts serves at the pleasure of the Board.

The Statement of Additional Information includes additional information about the Funds’ Trustees and is available free of charge upon request by calling the Funds toll free at (888) 278-5809.

4.	Proxy Voting Policies and Procedures and Proxy Voting Record (Unaudited)

A description of the policies and procedures that the Funds use to determine how to vote proxies related to the Funds’ portfolio securities as well as information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available without charge, upon request, by calling (888) 278-5809. Furthermore, you can obtain the Fund’s proxy voting records on the SEC’s website at http://www.sec.gov.

5.	Availability of Quarterly Portfolio Holdings Schedules (Unaudited)

The Funds file their complete schedules of portfolio holdings with the SEC for their first and third fiscal quarters on Part F of Form N-PORT. Once filed, the Funds’ Part F of Form N-PORT is available without charge, upon request on the SEC’s website (http://www.sec.gov) and is available by calling (888) 278-5809.

6.	Statement Regarding the Basis for Approval of Investment Advisory Agreement and Sub-Advisory Agreements (Unaudited)

GPS FUNDS I and GPS FUNDS II: Annual Consideration and Approval of Investment Advisory and Sub-Advisory Agreements

At a meeting held on December 3, 2020 (the “Meeting”), the Board of Trustees (the “Board” or the “Trustees”) of GPS Funds I and GPS Funds II (collectively, the “Trusts”) conducted its annual review and consideration of the renewal of the investment advisory agreements between AssetMark, Inc. (“AssetMark”) and each Trust on behalf of its respective series (each, a “Fund” and collectively, the “Funds”) and the renewal of the investment advisory agreement between AssetMark and the wholly-owned Cayman Islands subsidiary of the GuidePath® Managed Futures Strategy Fund, GuidePath® Managed Futures Strategy Cayman Fund Ltd. (the “Cayman Subsidiary”) (each such agreement, an “Advisory Agreement,” and collectively, the “Advisory Agreements”). Additionally, the Board considered the renewal of the investment sub-advisory agreements between (i) Goldman Sachs Asset Management, L.P. (“GSAM”) and AssetMark, on behalf of GuideMark® Large Cap Core Fund, GuideMark® Emerging Markets Fund, GuideMark® Small/Mid Cap Core Fund, and GuideMark® World ex-US Fund; (ii) Wellington Management Company LLP (“Wellington”) and AssetMark, on behalf of the GuideMark® Core Fixed Income Fund; and (iii) AlphaSimplex Group, LLC (“ASG”) and AssetMark, on behalf of the GuidePath® Managed Futures Strategy Fund and the Cayman Subsidiary (each, a “Sub-Advisory Agreement, and collectively, the “Sub-Advisory Agreements”).

Hereinafter, GSAM, Wellington, and ASG are collectively referred to as the “Sub-Advisors” and the above-listed Funds are collectively referred to as the “Sub-Advised Funds.” The Advisory Agreements and Sub-Advisory Agreements are collectively referred to herein as the “Agreements.” The Sub-Advised Funds are managed using a “manager-of-managers” structure that generally involves the use of one or more sub-advisors to manage allocated portions of the Sub-Advised Funds’ portfolios. For those Sub-Advised Funds AssetMark is responsible for evaluating and selecting sub-advisors on an ongoing basis and making any decisions to recommend hiring, retaining, or replacing sub-advisors. The Board is engaged in monitoring this process in connection with its meetings held throughout the year, and under the manager-of-managers structure, all parties understand that sub-advisors are being monitored and evaluated, and are subject to replacement, at all times.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2021

The Board – including a majority of the Trustees who are not “interested persons” of the Funds or AssetMark as that term is defined in the Investment Company Act of 1940, as amended (the “Independent Trustees”) – determined to approve the continuance of the Advisory Agreements and the Sub-Advisory Agreements. In connection with their consideration of the renewal of the Advisory Agreements, the Trustees considered several factors they deemed relevant to the process, including: the nature, quality and extent of the services provided to each Fund by the Advisor; the costs of providing services to each Fund; the anticipated profitability to be realized by the Advisor; any potential “fall-out” or ancillary benefits to the Advisor or its affiliates; the potential effects of asset growth and related economies of scale on each fund’s expenses; and the fees charged by investment advisers of other comparable funds. The material factors considered and the conclusions that formed the basis of the Board’s approval of the renewal of the Agreements are described below. This summary describes the most significant, but not all, of the factors evaluated by the Board. Prior to considering the approval of the renewal of the Agreements, the Trustees requested, received, and reviewed information relevant to their consideration of the Agreements. The Trustees also received assistance and advice regarding legal and industry standards from counsel to the Trusts and separately from independent legal counsel to the Independent Trustees (“Independent Counsel”). Prior to approving the Advisory Agreements, the Independent Trustees met in executive session with Independent Counsel without representatives of the Advisor or its affiliates. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Investment Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information available to the Trustees and not the result of any particular information or any single factor. Moreover, each Trustee may have afforded different weight to various information and factors in reaching his conclusions with respect to the renewal of the Agreements.

The Advisory Agreements

Materials Reviewed and the Review Process

Prior to voting to approve the renewal of the Advisory Agreements, the Trustees – assisted by Independent Counsel – specifically requested and were furnished with materials supplied by counsel and AssetMark for purposes of their review of each Advisory Agreement. The materials provided to the Board with regard to the Funds included, among other information: (1) a copy of each Advisory Agreement; (2) information describing each Fund’s performance compared to the Fund’s peer group of other investment companies with investment objectives similar to the investment objective(s) of the Fund; (3) information describing the nature, quality and extent of the services that AssetMark provides to the respective Funds, and the fees AssetMark charges to the Funds for such services, and a comparison of those fees to the fees paid by a peer group of other investment companies having investment objectives similar to the investment objectives of the respective Funds; (4) information regarding AssetMark’s business and operations, investment team, compliance program and internal procedures; (5) information describing each Fund’s expense ratio compared to the Fund’s peer group of other registered investment companies with investment objectives similar to the investment objective(s) of the Fund; (6) information regarding the financial condition of AssetMark; (7) information regarding AssetMark’s profitability overall and with respect to each Fund, including information regarding the anticipated impact to the Advisor’s profitability of the proposed liquidation of the GuideMark Tax-Exempt Fixed Income Fund and GuideMark Opportunistic Fixed Income Fund (the “Liquidating Funds”) and the proposed changes to the GuideMark and GuidePath Funds’ fee structures, each anticipated to take effect on or about April 1, 2021; (8) reports on AssetMark’s evaluation of the Sub-Advisors, including reports relating to the monitoring of each Sub-Advisor’s trading and brokerage practices; (9) reports relating to the distribution, sales and redemptions of Fund shares and related shareholder services; (10) reports relating to the monitoring of the other service providers; and (11) other information relevant to an evaluation of the nature, extent and quality of the services provided by AssetMark in response to a series of detailed questions posed by Independent Counsel on behalf of the Independent Trustees. The Trustees met with representatives of AssetMark. The Trustees also considered their discussions with and presentations from representatives of AssetMark throughout the course of the Meeting. In addition, the Trustees considered information furnished to the Board and its Committees throughout the year and in between regularly scheduled meetings on particular matters as the need arose. Information provided to the Board and its Committees at their meetings throughout the year included, among other things, reports on Fund performance, compliance and risk management matters, sales activity, revenue and profitability of AssetMark, and the Funds’ distribution and servicing arrangements and related compensation.

The Trustees received assistance and advice regarding legal and industry standards from counsel to the Trusts and separately from Independent Counsel, which included detailed memoranda from Independent Counsel that described the Trustees’ legal duties and obligations in considering whether to approve the continuation of the Advisory Agreements. The Independent Trustees also discussed the Advisory Agreements prior to the Meeting and during the course of their meeting in executive session with Independent Counsel, at which no representatives of AssetMark were present.

Factors Considered

The Trustees considered and reached conclusions on a number of factors that they deemed relevant in making the decision to approve the renewal of each Advisory Agreement. These factors and conclusions are described below.

Nature, Quality and Extent of Services

The Trustees considered the nature, extent and quality of the services that AssetMark provides to the Funds. With respect to the Sub-Advised Funds, the Board considered the fact that, as an investment advisor operating within a manager-of-managers structure, AssetMark maintains a primary focus on the selection, evaluation and oversight of the Sub-Advisors and considered each Advisory Agreement in this context. In this regard, the Trustees considered the information provided to them throughout the course of the year during regular meetings of the Board, which

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2021

included meetings with the Trusts’ CCO at which the Trustees are provided with details regarding AssetMark’s compliance functions. In addition, the Trustees took into account the Advisor’s communications with the Board in light of the market volatility amidst the coronavirus (“COVID-19”) pandemic.

The Trustees considered AssetMark’s investment team and its capabilities, including with respect to the responsibilities that AssetMark has for the Funds that pursue their investment objectives through investments in other funds (each a “Fund-of-Funds”). The Trustees also considered AssetMark’s capabilities with respect to the administrative and compliance services provided to the Funds. The Trustees considered the experience, capability and integrity of AssetMark’s management and other personnel, the role of AssetMark’s senior management and the extent of its involvement with the Funds, and AssetMark’s willingness to add personnel over time in order to ensure that appropriate staffing levels are maintained. With respect to the Sub-Advised Funds, the Trustees noted the responsibilities that AssetMark has under certain Funds’ manager-of-managers structure, including: selecting and oversight of the Funds’ Sub-Advisors; maintaining a comprehensive compliance and administration program; and implementing Fund policies.

The Trustees also considered (a) the financial position of AssetMark; (b) the quality of AssetMark’s regulatory and legal compliance policies, procedures and systems; (c) the nature, extent and quality of administrative and shareholder services provided by AssetMark to the Funds; and (d) AssetMark’s supervision of the Funds’ third-party service providers.

The Board considered the breadth and quality of services that AssetMark provides to the Funds. The Trustees also considered that the Funds are an integral part of AssetMark’s program of asset allocation and shareholder services. Additionally, with respect to the Sub-Advised Funds, the Trustees considered AssetMark’s ability to provide administrative and compliance-related services in connection with AssetMark’s (a) oversight of the Sub-Advisors’ compliance with the Funds’ respective investment objectives, policies, and restrictions; (b) review of trading and brokerage matters; and (c) other oversight activities.

The Trustees also considered the Advisor’s investments in business continuity planning designed to benefit the Funds, and the implementation of the Advisor’s business continuity planning plans due to the COVID-19 pandemic. The Trustees also noted the Advisor’s commitment to maintaining high quality systems and expending substantial resources to prepare for and respond to ongoing changes to the market, regulatory and control environments in which the Funds and their service providers operate, including changes associated with the COVID-19 pandemic.

Based on the factors described above, among other factors, as well as the information provided to the Board throughout the year, the Trustees concluded that they were satisfied with the nature, extent and quality of the services provided by AssetMark, which will continue to be provided to each Fund.

Investment Performance

The Trustees considered the overall investment performance of the Funds, and, with respect to the Sub-Advised Funds, evaluated the Funds’ performance in the context of the manager-of-managers structure. The Trustees considered whether the Funds operated in a manner consistent with their investment objectives and styles and considered each Fund’s record of compliance with its respective investment restrictions.

The Trustees also considered each Fund’s investment performance relative to its respective benchmark index and relative to the performance of funds with comparable investment strategies selected by a third-party information provider. The Trustees also considered performance-related data received throughout the past year at and in connection with meetings of the Board. With respect to each Fund-of-Funds, the Trustees reviewed the performance of AssetMark in selecting the underlying funds for the Fund.

The Trustees considered that, as applicable, AssetMark continued to be proactive in seeking to replace and/or add Sub-Advisors or underlying funds, to reallocate assets among Sub-Advisors or underlying funds and to implement new investment strategies, with a view to improving Fund performance over the long term.

The Trustees concluded that AssetMark’s performance record in managing each of the Funds was satisfactory and supported a decision to approve the renewal of the Advisory Agreements.

Advisory Fees and Total Expenses

The Trustees considered a detailed analysis of each Fund’s fees and expenses. The materials provided to the Board included (i) a comparison of the advisory fees and total expenses of each Fund (as a percentage of average net assets) with the fees and expenses of a group of funds selected by a third-party information provider; (ii) comparisons of each Fund’s expenses to industry averages; and (iii) fee schedules for the Funds’ Sub-Advisors , as applicable.

The Trustees considered expense limitation arrangements under which AssetMark has agreed to limit the Funds’ expenses. With respect to each Fund-of-Funds, the Trustees considered the indirect expenses borne by the Funds as shareholders of certain underlying funds. The Trustees also considered other efforts by AssetMark to reduce overall Fund expenses, including attempts to improve asset flows, implementing programs such as securities lending and negotiating strategic contracts with service providers.

In analyzing the Funds’ fee levels as compared to other similar funds, the Trustees considered the Funds’ fee levels in light of the Funds’ special distribution structure, under which the Funds were distributed as part of a suite of products and services with asset allocation modeling, full performance reporting and other services that are not typically provided with mutual funds. In this regard, while the Board recognized that

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2021

comparisons between a Fund and its peer group may be imprecise given the Funds’ special distribution structure, among other differences, the comparative information assisted the Board in evaluating the reasonableness of each Fund’s fees and expenses.

After comparing each Fund’s fees with other comparable funds and industry averages, and in light of the nature, extent and quality of services provided to the Funds by AssetMark, as well as the costs incurred by AssetMark in rendering those services, the Trustees concluded that the level of fees paid to AssetMark with respect to each Fund was reasonable. In addition, the Trustees, including all of the Independent Trustees, determined that the fees to be charged by AssetMark pursuant to the Advisory Agreements are for services provided in addition to, rather than duplicative of, services provided under any underlying fund’s investment advisory agreement.

Profitability, Economies of Scale and Ancillary Benefits

The Trustees reviewed and discussed the financial information presented by AssetMark, including information relating to the financial stability of AssetMark and its historical and anticipated profitability with respect to its management of the Funds. The Trustees discussed the methods used by AssetMark to allocate expenses to the Funds under its profitability analysis, and the Trustees considered the individual profitability of AssetMark with respect to each Fund under this methodology.

In evaluating AssetMark’s profitability, the Trustees acknowledged that the Funds are distributed in connection with AssetMark providing a package of administrative and other services as the sponsor of AssetMark’s investment platform and considered the benefits that flow to Fund shareholders as a result of these services. Additionally, the Trustees considered AssetMark’s existing agreements to waive advisory fees received from certain Funds and/or pay certain Fund expenses to the extent necessary to ensure that the Funds’ overall expenses do not exceed certain levels.

The Trustees considered ancillary benefits received by AssetMark as a result of its relationship with the Funds, including the benefits of offering an integrated set of investment options as an integral part of AssetMark’s asset allocation investment programs and the related compensation paid by certain third-party custodians to AssetMark in exchange for AssetMark providing a combination of administrative/shareholder services and distribution-related services (custodial rebates). The Trustees concluded that these benefits were reasonable.

The Trustees considered AssetMark’s profitability in managing each Fund, the anticipated effect of asset growth on each Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. The Trustees considered the fee waiver agreements under which AssetMark had agreed to waive expenses based upon the achievement of certain breakpoints listed in the agreement.

The Trustees concluded, in light of the foregoing factors, that AssetMark’s level of profitability with respect to each Fund is reasonable. Additionally, the Trustees concluded that the economies of scale being realized by AssetMark, if any, do not mandate the implementation of new or amended breakpoints or other changes in the fee structure for any Fund at this time.

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees, including all of the Independent Trustees, concluded to approve the renewal of each Advisory Agreement with, and the fee to be paid to, AssetMark for each of the Funds.

The Sub-Advisory Agreements

Materials Reviewed and the Review Process

Prior to voting to approve the renewal of the Sub-Advisory Agreements, the Trustees – assisted by Independent Counsel – specifically requested and were furnished with materials supplied by counsel, AssetMark and each Sub-Advisor for purposes of their review. The materials provided to the Board included, among other information: (1) a copy of each Sub-Advisory Agreement; (2) information regarding the nature, quality and scope of the services to be provided by the Sub-Advisors; (3) the investment performance of each Sub-Advisor in managing their respective Fund compared to an industry peer group, appropriate benchmark, and comparable Sub-Advisor client accounts, to the extent applicable; (4) AssetMark’s evaluation of the nature, extent and quality of the services provided by each Sub-Advisor; (5) information regarding any benefits to each Sub-Advisor, such as receipt of research from brokers, that might result from the Sub-Advisor’s relationship with a Sub-Advised Fund; (6) information concerning each Sub-Advisor’s personnel, business, operations and investment team, including biographical information for the investment professionals that are responsible for the day-to-day management of the applicable Sub-Advised Fund’s portfolio; (7) information regarding each Sub-Advisor’s compliance policies and other internal procedures, including the Sub-Advisor’s brokerage practices; (8) information regarding the financial condition of each Sub-Advisor or its parent company; and (9) other information relevant to an evaluation of the nature, extent and quality of the services provided by each Sub-Advisor provided in response to a series of detailed questions posed by Independent Counsel on behalf of the Independent Trustees. The Trustees also considered the recommendations of AssetMark with respect to each Sub-Advisor and the methods and resources AssetMark utilized in its efforts to identify and engage Sub-Advisors for the Sub-Advised Funds.

In connection with their consideration of the Sub-Advisory Agreements, the Trustees considered several factors that they deemed relevant to this process, including: (1) the nature, quality and extent of the services to be provided to each Sub-Advised Fund by the respective Sub-Advisor; (2) the quantitative performance of each Sub-Advisor; (3) AssetMark’s evaluation, in accordance with its role as a “manager-of-managers,” of the nature, extent and quality of the services provided by each Sub-Advisor; (4) information that might suggest the potential for realizing economies of

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2021

scale that could potentially be shared with Fund shareholders; and (5) any potential “fall-out” or ancillary benefits to a Sub-Advisor or its affiliates. Prior to approving the continuation of the Sub-Advisory Agreements, the Independent Trustees met in executive session with Independent Counsel. The Independent Trustees were assisted by Independent Counsel throughout the review process. The Independent Trustees relied upon the advice of Independent Counsel and their own business judgment in determining the material factors to be considered in evaluating each Sub-Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Independent Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Independent Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each Sub-Advisory Agreement. A more detailed summary of the important, but not necessarily all, of the factors the Independent Trustees considered with respect to their approval of the continuation of the Sub-Advisory Agreements is provided below.

Nature, Quality and Extent of Services

The Trustees considered each Sub-Advisor’s investment management process, including (a) the experience, capability and integrity of the Sub-Advisor’s management, investment professionals and other personnel; (b) the financial position of the Sub-Advisor; (c) the quality and commitment of the Sub-Advisor’s regulatory and legal compliance policies, procedures and systems; (d) the Sub-Advisor’s brokerage and trading practices; and (e) AssetMark’s evaluation of the nature, quality and extent of services performed by each Sub-Advisor.

The Trustees specifically considered the qualifications, experience and track record of the individuals and portfolio management teams at each Sub-Advisor that are responsible for the day-to-day management of each Sub-Advised Fund’s portfolio. The Trustees also considered, with respect to each Sub-Advisor, the specific investment approach and level of expertise within its particular asset class. The Trustees considered whether each Sub-Advisor operated within its respective Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees also considered each Sub-Advisor’s performance record with respect to the relevant benchmark(s).

The Trustees concluded that the nature, extent and quality of the services provided by each Sub-Advisor to its respective Sub-Advised Fund is satisfactory.

Sub-Advisor Investment Performance

The Trustees considered whether each Sub-Advisor operated within its respective Sub-Advised Fund’s investment objective and style and considered each Sub-Advisor’s record of compliance with applicable investment restrictions. The Trustees also considered each Sub-Advisor’s investment performance relative to benchmark indices.

The Trustees considered that they had reviewed each Sub-Advisor, including the primary contributors to and detractors from performance, with AssetMark and concluded that each Sub-Advisor’s performance record is satisfactory.

Sub-Advisory Fees, Economies of Scale, Profitability and Ancillary Benefits

The Trustees considered the fee paid to each Sub-Advisor by AssetMark for providing services to its relevant Sub-Advised Fund. The Trustees considered management’s representation that AssetMark’s focus in negotiating sub-advisory arrangements is on achieving favorable, competitive fee structures for each Fund, and that the sub-advisory fees are paid by AssetMark out of the investment advisory fees received and not the Funds. The Trustees also considered individual reports prepared with regard to each Sub-Advisor, containing comparative information regarding fees. The Trustees noted that each Sub-Advisor’s fees were generally similar to or lower than the fees charged by each Sub-Advisor to other comparable funds and accounts.

The Trustees considered each Sub-Advisor’s fee schedule, the anticipated effect of asset growth on each Fund’s expenses, and other information that might suggest the potential for realizing economies of scale that could be shared with Fund shareholders. In this regard, the Trustees noted that certain of the Sub-Advisory Agreements’ fee schedules contain breakpoints that present potential economies of scale that could potentially be shared with the Sub-Advised Funds’ shareholders as assets of the Sub-Advised Funds grow.

The Trustees concluded that the fees to be paid to each Sub-Advisor by AssetMark are reasonable in light of the services performed for the Sub-Advised Funds by the Sub-Advisors and that the economies of scale being realized by the Sub-Advisors, if any, do not mandate the implementation of any new or amended breakpoints or other changes in the fee structure for any Sub-Advised Fund at this time.

The Trustees did not consider the profitability of the Sub-Advisors to be a material factor based on representations from AssetMark that it negotiates sub-advisory fees with the Sub-Advisors on an arm’s-length basis and reports regarding any relationships between the Sub-Advisors and AssetMark.

The Trustees considered the allocation (if any) of Fund brokerage to brokers affiliated with a Sub-Advisor, and benefits to the Sub-Advisors from the use of “soft dollar” commissions (if any) to pay for research and brokerage services. The Trustees also considered any other ancillary benefits that accrue to a Sub-Advisor or any affiliate by virtue of the Sub-Advisor’s relationship with the Fund, and concluded that such benefits, if any, were reasonable.

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2021

Conclusion

After consideration of the foregoing factors, and such other matters as were deemed relevant, and with no single factor being determinative to their decision, the Trustees, including all of the Independent Trustees, determined to approve the renewal of the Sub-Advisory Agreement with, and the fees to be paid to, each of the Sub-Advisors for each of the relevant Sub-Advised Funds.

7.	Statement Regarding the Trusts’ Liquidity Risk Management Program (Unaudited)

This section discusses the operation and effectiveness of the Liquidity Risk Management Program (the “Program”) of GPS Funds I and GPS Funds II Trust (each, a “Trust” and collectively, the “Trusts”), including each of their respective series (each, a “Fund” and collectively, the “Funds”), established in accordance with Rule 22e-4 under the Investment Company Act of 1940, as amended (the “Liquidity Rule”). The Board of Trustees of each Trust (the “Board”), including a majority of the Trustees who are not “interested persons” as defined in the 1940 Act, previously approved the Program on behalf of each Fund, as required pursuant to the Liquidity Rule. The Board also approved the designation of AssetMark, Inc. (“AssetMark”), the investment adviser to each Fund, as the Program Administrator for the Program. AssetMark administers day-to-day implementation of the Program through a Liquidity Risk Management Committee (the “Committee”), as set forth in the Program.

At the meeting of the Board held on March 4, 2021, AssetMark, as Program Administrator, provided the Board with the annual report addressing the operation of the Program and assessing its adequacy and effectiveness of implementation, including, if applicable, the operation of any highly liquid investments minimum (“HLIM”) and any material changes to the Program (the “Report”).

The Report included an overview of the operation of the Program from January 1, 2020 through December 31, 2020 (the “Review Period”), including liquidity events relevant to the Funds, if any, during the Review Period and conclusions with respect to the adequacy of the policies and procedures of the Program and its effectiveness of implementation.

I. Key Conclusions of the Report

The Report concluded that (i) the Program is reasonably designed to assess and manage each Fund’s liquidity risk, taking into account the Fund’s particular risks and circumstances, and includes policies and procedures reasonably designed to implement each required component of the Liquidity Rule; (ii) each Fund’s investment strategy is appropriate for an open-end fund; (iii) each Fund was able to meet requests for redemptions without significant dilution of remaining investors’ interests in the Fund during the Review Period; and (iv) the Program was implemented and operated effectively to assess and manage each Fund’s liquidity risk during the Review Period, including during periods of market volatility and net redemptions, as applicable.

There were no material liquidity matters impacting the Funds identified in the Report. In addition, the Report noted that there were no material changes to the Program during the Review Period.

II. Summary of the Review

A. Liquidity Risk Assessment and Review

Throughout the Review Period, the Program Administrator, in consultation with the Funds’ sub-advisers, as applicable, and portfolio management teams, monitored the Funds’ portfolio liquidity and liquidity risk on an ongoing basis, as described in the Program and in quarterly Board reporting.

The Program Administrator also conducted an annual review assessing each Fund’s liquidity risk as described in the Report, in accordance with the requirements of the Program and the Liquidity Rule, taking into account the following factors enumerated in the Liquidity Rule and identified in the Program, as applicable:

a. Each Fund’s investment strategy and liquidity of portfolio investments during both normal and reasonably foreseeable stressed conditions, including: (i) whether the Fund’s investment strategy is appropriate for an open-end fund; (ii) the extent to which the Fund’s strategy involves a relatively concentrated portfolio or large positions in particular issuers; (iii) the Fund’s use of borrowings for investment purposes; and (iv) the Fund’s use of derivatives (including for hedging purposes);

b. Short-term and long-term cash flow projections during both normal and reasonably foreseeable stressed conditions; and

c. Holdings of cash and cash equivalents, as well as borrowing arrangements and other funding sources.

In addition, in connection with the review of the Funds’ liquidity risks and the operation of the Program and the adequacy and effectiveness of its implementation, the Program Administrator also reviewed:

•	Reasonably Anticipated Trade Size and Significant Value Impact metrics for each Fund

•	Process for identifying and monitoring illiquid investments

•	Responsibilities and operations of the Committee

•	Effectiveness of third-party liquidity classification vendor

GuideMark® Funds & GuidePath® Funds

ADDITIONAL INFORMATION (Continued)

March 31, 2021

In light of the assessment and review as discussed above, the Program Administrator did not recommend any changes in the management of the Funds’ liquidity risk.

B. Portfolio Holdings Classifications

During the Review Period, each Fund’s portfolio holdings (including derivative investments) were classified monthly as Highly Liquid Investments, Moderately Liquid Investments, Less Liquid Investments and Illiquid Investments pursuant to the Program, as required by the Liquidity Rule. Upon the Committee’s review and approval, the classifications were recorded for reporting in each Fund’s Form N-PORT filings during the Review Period. The Report reviewed the classification methodology as provided in the Program and noted the liquidity classifications process operated effectively during the Review Period.

C. HLIM

Each Fund qualified as a Primarily Highly Liquid Fund (“PHLF”) under the Program during the Review Period and accordingly, none of the Funds maintained or were required to establish an HLIM during the Review Period. There were no changes recommended in the Report with respect to the status of any Fund as a PHLF pursuant to the review.

D. Compliance with the 15% Limitation on Illiquid Investments

Pursuant to the Liquidity Rule, no Fund may acquire any illiquid investment if, after the acquisition, the Fund would have invested more than 15% of its assets in illiquid investments that are assets (the “15% Limit”). All Funds were monitored daily for compliance with the 15% Limit during the Review Period. During the Review Period, the Funds operated in accordance with the relevant provisions of the Program addressing the 15% Limit, including with respect to temporary investment illiquidity as a result of extended market closures. The Report also addressed significant liquidity matters which occurred or were reported during the Review Period applicable to the Funds, if any, and actions to address such matters as applicable.

GuideMark® Funds

GuidePath® Funds

GUIDEMARK® FUNDS & GUIDEPATH® FUNDS

GuideMark® Large Cap Core Fund

GuideMark® Emerging Markets Fund

GuideMark® Small/Mid Cap Core Fund

GuideMark® World ex-US Fund

GuideMark® Core Fixed Income Fund

GuidePath® Growth Allocation Fund

GuidePath® Conservative Allocation Fund

GuidePath® Tactical Allocation Fund

GuidePath® Absolute Return Allocation Fund

GuidePath® Multi-Asset Income Allocation Fund

GuidePath® Flexible Income Allocation Fund

GuidePath® Managed Futures Strategy Fund

GuidePath® Conservative Income Fund

GuidePath® Income Fund

GuidePath® Growth and Income Fund

Investment Advisor

AssetMark, Inc.

1655 Grant Street, 10th Floor

Concord, CA 94520

Legal Counsel

Stradley Ronon Stevens & Young, LLP

2005 Market Street, Suite 2600

Philadelphia, PA 19103

Independent Registered Public Accounting Firm

Cohen & Company, Ltd.

342 North Water St.

Suite 830

Milwaukee, WI 53202

Transfer Agent, Fund Accountant and Fund Administrator

U.S. Bancorp Fund Services, LLC,

doing business as U.S. Bank Global Fund Services

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Distributor

AssetMark BrokerageTM, LLC

1655 Grant Street, 10th Floor

Concord, CA 94520

This document must be preceded or accompanied by a free prospectus. Investors should consider the Funds’ investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Funds. Please read the prospectus carefully before you invest or send money.

Annual Report

March 31, 2021

(b) Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Dennis Schmal is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

For the fiscal year ended March 31, 2021, the registrant’s principal accountant billed the registrant $133,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

For the fiscal year ended March 31, 2020, the registrant’s principal accountant billed the registrant $157,000 for professional services rendered for the audit of the registrant’s annual financial statements or services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements.

(b) Audit-Related Fees

None.

c) Tax Fees

For the fiscal year ended March 31, 2021, the registrant’s principal accountant billed the registrant $44,500 for professional services rendered for tax compliance, tax advice and tax planning.

For the fiscal year ended March 31, 2020, the registrant’s principal accountant billed the registrant $44,500 for professional services rendered for tax compliance, tax advice and tax planning.

(d) All Other Fees

None.

(e)(1)

The registrant’s audit committee charter provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of auditors annually to audit and to provide their opinion on the registrant’s financial statements. The audit committee charter also provides that the audit committee is responsible for the approval, prior to appointment, of the engagement of the auditor to provide other audit services to the registrant or to provide non-audit services to the registrant, its investment adviser or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, if the engagement relates directly to the operations and financial reporting of the registrant.

(e)(2)

There were no services in paragraphs (b) through (d) above (including services required to be approved by the audit committee pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X) that were approved pursuant to the waiver provision of paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f)

None of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the fiscal year ended March 31, 2021 were attributable to work performed by persons other than the principal accountant’s full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant’s principal accountant for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal year ended March 31, 2021 and March 31, 2020 were $0 and $0, respectively.

(h)

The registrant’s audit committee has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

(i)	Not Applicable.

(j)	Not Applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a)

The Registrant’s President/Principal Executive Officer and Treasurer/Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)

(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section  302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Investment Company Act of 1940 sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) GPS Funds II

By (Signature and Title)*         /s/ Carrie E. Hansen

     Carrie E. Hansen, President/Principal Executive Officer

Date 5/26/2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*         /s/ Carrie E. Hansen

Carrie E. Hansen, President/Principal Executive Officer

Date        5/26/2021

By (Signature and Title)*         /s/ Patrick Young

Patrick R. Young, Vice President/Treasurer

Date        5/26/2021

* Print the name and title of each signing officer under his or her signature.